UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	November 30, 2021

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation.

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations. The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy Infrastructure and Renewables Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 41.88%, 40.85%, 42.40%, 42.23%, 42.41%, 41.57% and 42.40%, respectively. These returns compare to the 38.75% average annual total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy infrastructure master limited partnerships (“MLPs”).[1]

Q	How did energy-related assets overall perform during the Reporting Period?

A	Energy-related assets generally posted gains during the Reporting Period, moving higher alongside improving commodity prices.

Commodity prices saw significant strength during the Reporting Period, with West Texas Intermediate (“WTI”) crude oil and natural gas prices up 45.96% and 58.04%, respectively. Strength was largely underpinned by an improving macroeconomic backdrop, with global demand recovering alongside COVID-19 vaccine rollouts and heightened economic activity as well as supply-side discipline from oil-producing countries. China and other parts of Asia, which were the first regions affected by the COVID-19 outbreak, saw a full recovery in oil demand, with consumption rising above 2019 levels by the end of the Reporting Period. Toward the end of the Reporting Period, crude oil and natural gas prices experienced a surge, as the market positioned itself for a potential “energy crisis,” as commodities supply struggled to keep pace with higher demand. Outside of higher demand and global supply restraint, oil and gas prices were also driven higher by weather-related events, such as colder than anticipated weather and hurricanes that further affected an already tight supply market.

On the supply side, global producers showed great discipline. The Organization of the Petroleum Exporting Countries (“OPEC”) and Russia, known as OPEC+, demonstrated a commitment to balanced global oil markets but seemingly focused on maximizing revenue instead of growing market share, with production still down meaningfully compared to 2019 levels. In the U.S., there was also evidence of unprecedented supply discipline, with crude oil production down about 10% versus 2019 levels. In addition, many observers thought U.S. production appeared less price elastic than it had once been given that — despite the rise in crude oil prices — U.S. oil rig counts were down significantly at the end of the Reporting Period compared to 2019 levels. In our view, U.S. producers were increasingly focused on free cash flow generation, with management incentives aligned to prioritize return of capital to investors after several years of criticism that had led to significant multiple compression and equity price declines. (Multiple compression is when a company’s multiples, such as the price/earnings ratio, is reduced due to increased earnings without an increase in stock price.)

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (“MLPs”). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

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PORTFOLIO RESULTS

Against this backdrop, energy infrastructure MLPs, as measured by the Alerian MLP Index, produced a total return of 38.75%. The broader midstream[2] sector, as measured by the Alerian Midstream Energy Index[3] (“AMNA Index”) (which includes both energy MLPs and “C” corporations), generated a total return of 40.13% during the Reporting Period.

Midstream company earnings before interest, taxes, depreciation and amortization (“EBITDA”) were resilient overall, despite the challenging operating environment created by the COVID-19 pandemic, largely due to the contractual nature of their cash flow streams and a focus from management teams on reducing operational expenses and asset optimization. During the 2020 calendar year, the collective EBITDA for a group of the largest U.S. midstream energy companies fell only about 1%. This we believe compared to an 8% decline in U.S. crude oil production and a 12% decline in U.S. refined product consumption during the same year. Interestingly, the emergence of COVID-19 sparked a significant operational shift from midstream management teams, which dramatically reduced capital budgets and operating expenses and also indicated they may maintain cost discipline going forward.

In our view, the COVID-19 pandemic accelerated the broader energy sector’s transformation from “growth at all costs” to one more focused on capital discipline, free cash flow generation and returning capital to shareholders. In addition, we believe commodity price uncertainty during 2020 led many U.S.-based exploration and production companies to significantly reduce rig count and planned capital expenditures, which, in turn, lowered crude oil production estimates for 2021 and 2022, with these companies broadly prioritizing free cash flow.

Lower production estimates also led many midstream energy companies to cancel or delay planned projects, as the additional capacity was no longer needed. The direct impact of the midstream sector’s capital discipline, paired with resilient cash flow, was a meaningful uptick in free cash flow generation on relatively unchanged earnings power during a volatile period. We believe the sharp upswing in free cash flow generation enabled rapid de-leveraging while also leaving substantial discretionary cash flow that could be used to drive further shareholder returns through potential buybacks and/or dividend growth.

At the end of the Reporting Period, the midstream sector was offering some of the highest yields in the equity space, with the Alerian MLP Index yielding more than 8%, which was six times the yield of the S&P 500® Index[4] and twice the yields of both utilities and real estate investment trusts. At the same time, robust free cash flow generation had led to rapid de-leveraging, and materially improved free cash flow-to dividend ratios.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund generated positive absolute returns and outperformed the Alerian MLP Index. This performance was driven by effective security selection as well as by the strong recovery of the energy markets following severe COVID-19-related weakness in 2020.

Regarding its exposures, the Fund was helped by security selection in the gathering and processing and the liquefaction subsectors.[5] The gathering and processing subsector benefited from the strong recovery in crude oil and natural gas liquid prices during the Reporting Period, given that this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements. The liquefaction subsector benefited from improvement in the natural gas liquids (“NGLs”) and global liquefied natural gas (“LNG”) markets, as the global economy began to recover from the COVID-19 shock. In addition, colder than normal weather across major population centers in Asia and Europe and the effects in the U.S. of winter storm Uri pushed up global natural gas demand.

[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[3]	Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total-return (AMNAX), net total-return (AMNAN), and adjusted net total-return (AMNTR) basis.

[4]	Source: S&P Global. The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

[5]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

2

PORTFOLIO RESULTS

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Relative to the Alerian MLP Index, the Fund was aided by its overweight positions in Targa Resources Corp., (TRGP) Cheniere Energy, Inc. and ONEOK, Inc. (OKE)

Contributing most positively to the Fund’s relative performance was an overweight in TRGP, an independent midstream services provider primarily engaged in gathering, storing, processing and transporting crude oil, natural gas and refined petroleum products. TRGP is geographically diversified in several U.S. upstream[6] basins with downstream[7] logistics assets on the U.S. Gulf Coast. The company has one of the premier gathering and processing networks in the Permian Basin, giving it significant exposure to the largest and fastest-growing U.S. shale basin. During the Reporting Period, TRGP reported first quarter 2021 results that beat consensus EBITDA expectations and also raised its full year 2021 guidance, driven by a one-time Texas winter storm benefit and by higher commodity prices. In addition, supply constraints, coupled with strong demand, led to lower than consensus expected inventories across commodities, including natural gas and NGLs. This pushed prices higher ahead of normal winter weather demand. We believe investors favored TRGP because it seemed well positioned to benefit from the strong commodity environment, the integrated NGL value chain and the company’s significant operations in the Permian Basin. This supportive fundamental backdrop, combined with TRGP’s disciplined capital allocation, which was expected to support free cash flow growth that could be utilized for de-leveraging as well as potential dividend growth, helped drive the stock’s gains during the Reporting Period.

Cheniere Energy, Inc. is a producer of LNG that, between its two terminals on the U.S. Gulf Coast, has more than 40 million tons per year of LNG export capacity. Cheniere Energy performed well during the Reporting Period, as dynamics for the global LNG market improved on the back of a worldwide macroeconomic recovery. Additionally, the company benefited from the spread, or difference, between global and U.S. natural gas prices, which widened considerably during the Reporting Period, increasing Cheniere Energy’s profitability and improving its long-term contracting and growth outlook.

OKE is a midstream service provider that owns one of the nation’s premier NGL systems, connecting NGL supply in the Rocky Mountain, Permian and mid-continent regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. It serves customers such as petrochemical companies, propane distributors, heating fuel users, ethanol producers, refineries and exporters. During the Reporting Period, the company benefited from an increase in both volumes and commodity prices across its systems. In addition, OKE posted strong and growing earnings. After guiding to 2021 adjusted EBITDA in February 2021, the company increased its financial guidance for the calendar year during April 2021 on its first quarter 2021 earnings and then guided above the mid-point on its second quarter 2021 earnings during August 2021. OKE has been a beneficiary of the increase in demand for commodities and consequent price increases during the Reporting Period, especially compared to the COVID-19 impacts in the prior Reporting Period. Additionally, as supply was not able to keep pace with demand, commodity prices increased significantly during the Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	Compared to the Alerian MLP Index, the Fund was hurt during the Reporting Period by underweight positions in EnLink Midstream LLC (ENLC) and Western Midstream Partners, LP (WES). An overweight in New Fortress Energy Inc. (NFE) also detracted from relative performance.

The Fund established a position in ENLC during the Reporting Period but remained underweight versus the Alerian Index. ENLC is a midstream operator involved in natural gas gathering, treating, processing, transmission, distribution, supply and marketing, and crude oil marketing. The company has assets across U.S. shale basins, including exposure to the Permian Basin and STACK region.[8] ENLC

[8]	STACK is an acronym derived from Sooner Trend (oil field), Anadarko (basin), Canadian and Kingfisher (counties).

[6]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[7]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

3

PORTFOLIO RESULTS

benefited during the Reporting Period from an increase in customer activity across its operating segments. More specifically, one of ENLC’s biggest customers in the STACK region announced a joint venture that would result in a substantial increase in drilling activity on ENLC’s acreage. As the company had previously reset its distribution level during the COVID-19 sell-off, the increase in activity levels led to growth in free cash flow for ENLC. Additionally, due to increasing customer activity, the company increased its 2021 adjusted EBITDA guidance in June 2021.

WES is a midstream company that owns, develops and operates assets involved in gathering, compressing, treating, processing and transporting natural gas, crude oil and water. WES primarily serves customers in the Permian Basin and the DJ Basin. During the Reporting Period, we added to the Fund’s position in WES, but the Fund remained underweight relative to the Alerian Index, which detracted as the stock generated gains. WES benefited from increased customer activity along its acreage as well as from the increased health of its key counterparty, namely Occidental Petroleum. Furthermore, because it had previously cut its distribution, WES was able to substantially de-lever its balance sheet. As a result, the company put itself, in our view, in a strong free cash flow generating position. This, in turn, enabled WES to re-start distribution growth, as its management announced a 5% annual distribution growth plan for 2021 and a plan to repurchase units. In our view, the strong free cash flow potential and operating leverage to increasing production supported strong performance for WES during the Reporting Period.

NFE is a fully integrated, global provider of natural gas-fueled energy solutions. NFE develops and operates critical energy infrastructure and provides supply and logistics services to customers around the globe, helping end-users convert their operating assets from oil-based fuels to natural gas. NFE owns and operates a growing network of LNG terminals, power generation facilities and natural gas logistics infrastructure. During the Reporting Period, its stock price fell following several quarters when the company posted earnings results that missed its own guidance. In addition, investors started to question the stability of NFE’s cash flows, mainly because of natural gas price exposure and volume variability. Its acquisitions of Hygo Energy Transition Ltd. and Golar LNG Partners LP, which were announced in January 2021, also raised concerns about both NFE’s strategic direction (i.e., away from high margin markets) and the company’s increase in leverage. Because we shared these concerns, we eliminated the Fund’s position in NFE by the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in DT Midstream, Inc. (DTM), an owner, operator and developer of natural gas midstream interstate pipelines. The company focuses on intrastate and gathering lateral pipelines, storage, gathering systems and compression, treatment and surface facilities. We initiated the position based on our positive view of the company’s asset profile, leverage position, corporate structure and potential growth opportunities.

The Fund also established a position in ECP Environmental Growth Opportunities Corp. (ENNVU), a growth oriented special purpose acquisition company (also known as a “SPAC”), managed by Energy Capital Partners Management, LP (ECP). ECP, a private equity firm founded in 2005 with more than $20 billion of committed capital, was focusing its search for a target business on companies that are combating climate change through electrification or sustainable technology and services, including renewable energy production, battery storage and related technologies. ENNVU announced the acquisition of Fast Radius, Inc., a cloud manufacturing and digital supply chain company, during the Reporting Period, but the acquisition failed to inspire the market, and the stock did not rally above its pre-announcement share price.

Among notable sales during the Reporting Period were the Fund’s positions in Brookfield Renewable Partners (BEP) and Atlantica Sustainable Infrastructure PLC (AY). Both companies are focused on renewable energy infrastructure. We eliminated the positions when we decided to reposition the Fund away from renewable energy companies and toward traditional oil and gas energy infrastructure companies due to our positive views on commodity prices and valuations in the midstream sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity call options to increase exposure to improving commodity prices and the continued recovery of midstream equity prices. The use of equity call options had a positive impact on the Fund’s performance during the Reporting Period.

4

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook for the energy markets and energy-related equities in 2022. Overall, we saw a healthy commodity backdrop underpinned by an ongoing recovery in economic activity and oil demand as well as by supply discipline from both OPEC+ and U.S. shale producers. Barring an unforeseen demand setback from COVID-19 variants and/or a breakdown in the OPEC+ production agreement, we expected commodity prices to continue to move higher, perhaps to the $75 to $85 per barrel price range in the near to intermediate term. Longer term, we believed oil and gas would remain a critical source of global energy, with significant oil demand support coming from economic growth in developing countries. In our view, this should help offset some of the consensus expected oil and gas disruption from renewable generation sources and electric vehicle adoption.

As for natural gas, we believed at the end of the Reporting Period that there was a substantial opportunity, as the world could use the commodity as a source of “cleaner” energy. In our view, natural gas would be important in the growth of renewable energy sources given that existing wind and solar technologies cannot fully power an economy. We also believed natural gas would remain essential as a baseload power source, since it has lower carbon emissions compared to other types of fuel, such as coal and oil. LNG specifically is a key component of this global growth story, with the U.S. alone expected to see more than 60% growth in LNG export capacity by 2025.

Regarding midstream energy companies, we believed at the end of the Reporting Period that fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The midstream sector was generating significant amounts of free cash flow at the end of the Reporting Period, which not only adequately supported current distributions/dividends but also left plenty of excess cash to further de-lever, buy back stock and/or grow distributions/dividends. Looking forward, we believe there is still significant room for equity price appreciation in midstream equities from a valuation perspective. In our view, the sector’s pivot to free cash flow warrants the inclusion of free cash flow valuation methods in addition to traditional enterprise value/EBITDA methodologies given that the sector has shifted from that of a consumer of capital to a distributor of capital. On the basis of both enterprise value/EBITDA and free cash flow yield metrics, the midstream sector looks undervalued, in our opinion, compared to its own history and versus other income-oriented equity asset classes at the end of the Reporting Period.

While there are certainly still risks, such as potential lockdowns due to the spread of the COVID-19 Omicron variant and/or new variants, we believe the risk/reward profile for the midstream sector at the end of the Reporting Period remains meaningfully positive.

In managing the Fund, we intend to remain focused on generating risk-adjusted returns for shareholders through the ownership of high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we saw as a robust outlook for free cash flow generation and healthy balance sheets. At the end of the Reporting Period, we believed the Fund was well positioned to weather potential volatility from COVID-19 and variants while still constructed to benefit from improvements in supply/demand dynamics. As always, we plan to continue monitoring U.S. and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

5

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2021

TOP TEN HOLDINGS AS OF 11/30/21[1]

Holding	% of Net Assets	Line of Business

MPLX LP	8.6%	Gathering + Processing
Energy Transfer LP	7.5	Pipeline Transportation | Natural Gas
Western Midstream Partners LP	6.7	Gathering + Processing
Magellan Midstream Partners LP	6.6	Pipeline Transportation | Petroleum
Targa Resources Corp.	6.3	Gathering + Processing
Plains All American Pipeline LP	5.8	Pipeline Transportation | Petroleum
DCP Midstream LP	5.7	Gathering + Processing
Enterprise Products Partners LP	5.6	Pipeline Transportation | Natural Gas
Cheniere Energy, Inc.	4.8	Other | Liquefaction
ONEOK, Inc.	4.7	Gathering + Processing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

Index Definitions

The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

7

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2021

The following graph shows the value, as of November 30, 2021, of a $1,000,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index (Total Return, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 28, 2013 through November 30, 2021.

Average Annual Total Return through November 30, 2021*	One Year	Five Years	Since Inception
Class A (Commenced March 28, 2013)
Excluding sales charges	41.88%	-3.52%	-2.58%
Including sales charges	34.06%	-4.61%	-3.21%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	40.85%	-4.21%	-3.28%
Including contingent deferred sales charges	39.77%	-4.21%	-3.28%

Institutional (Commenced March 28, 2013)	42.40%	-3.18%	-2.20%

Investor (Commenced March 28, 2013)	42.23%	-3.28%	-2.33%

Class R6 (Commenced April 2, 2018)	42.41%	N/A	-0.37%

Class R (Commenced March 28, 2013)	41.57%	-3.78%	-2.82%

Class P (Commenced April 16, 2018)	42.40%	N/A	-2.46%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2021

Shares	Description	Value

Common Stocks – 98.3%
Chemicals* – 0.1%
75,000	Aemetis, Inc.	$1,407,000

Gathering + Processing – 42.2%
862,500	Antero Midstream Corp.	8,374,875
1,450,000	Crestwood Equity Partners LP	37,062,000
2,570,674	DCP Midstream LP	67,685,846
1,450,000	EnLink Midstream LLC	9,439,500
500,000	Hess Midstream LP Class A	12,380,000
3,437,500	MPLX LP	100,753,125
927,500	ONEOK, Inc.	55,501,600
1,447,500	Targa Resources Corp.	74,734,425
1,965,000	The Williams Cos., Inc.	52,642,350
4,085,000	Western Midstream Partners LP	78,554,550

		497,128,271

Integrated – 0.3%
162,500	Suncor Energy, Inc.	3,956,875

Marketing | Wholesale – 2.0%
500,000	Gibson Energy, Inc.	9,045,364
377,500	Sunoco LP	14,492,225

		23,537,589

Other – 3.8%
200,000	Anaergia, Inc.*	3,038,866
395,795	Archaea Energy, Inc. (PIPE)*	7,555,727
854,205	Archaea Energy, Inc.*	16,306,773
142,500	Canadian Natural Resources Ltd.	5,816,850
42,500	Darling Ingredients, Inc.*	2,869,600
341,609	Eneti, Inc.	2,883,180
546,667	Tidewater Renewables Ltd.*	5,888,401

		44,359,397

Other | Liquefaction – 6.6%
492,665	Cheniere Energy Partners LP	20,795,390
542,500	Cheniere Energy, Inc.	56,859,425

		77,654,815

Pipeline Transportation | Natural Gas – 18.6%
517,500	DTE Midstream LLC	23,737,725
10,425,000	Energy Transfer LP	87,778,500
3,060,000	Enterprise Products Partners LP	65,453,400
375,000	Keyera Corp.	8,237,113
712,500	TC Energy Corp.	33,423,375

		218,630,113

Pipeline Transportation | Petroleum – 22.7%
850,000	Enbridge, Inc.	31,909,000
875,000	Genesis Energy LP	8,828,750
250,000	Holly Energy Partners LP	4,190,000
1,690,000	Magellan Midstream Partners LP	78,382,200
762,500	NuStar Energy LP	10,675,000
300,000	PBF Logistics LP	3,399,000
1,057,500	Pembina Pipeline Corp.	31,354,875
7,375,000	Plains All American Pipeline LP	68,587,500
1,275,000	Plains GP Holdings LP Class A	12,750,000
1,525,000	Shell Midstream Partners LP	17,385,000

		267,461,325

Common Stocks – (continued)
Production + Mining | Hydrocarbon – 1.1%
57,500	ConocoPhillips	4,032,475
37,500	Denbury, Inc.*	2,985,750
27,500	Diamondback Energy, Inc.	2,935,075
16,250	Pioneer Natural Resources Co.	2,897,700

		12,851,000

Refining – 0.9%
124,346	Phillips 66	8,601,013
400,000	Vertex Energy, Inc.*	1,968,000

		10,569,013

TOTAL COMMON STOCKS
(Cost $1,344,788,595)		$1,157,555,398

Units	Description	Value

Special Purpose Acquisition Company*(a)(b) – 0.1%
203,881	ECP Environmental Growth Opportunities Corp. Founder Shares	$1,751,318
(Cost $0)

Units	Expiration Date	Strike price	Value

Warrant* – 0.1%
Special Purpose Acquisition Company – 0.1%
Archaea Energy, Inc.
60,437	10/26/27	11.50	$455,695
ECP Environmental Growth Opportunities Corp.
438,786	2/11/28	11.50	460,725
ECP Environmental Growth Opportunities Corp. Private(b)
333,300	2/11/28	11.50	343,599

TOTAL WARRANTS
(Cost $1,065,378)			$1,260,019

TOTAL INVESTMENTS – 98.5%
(Cost $1,345,853,973)			$1,160,566,735

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%			17,556,411

NET ASSETS – 100.0%			$1,178,123,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $2,094,917,

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

November 30, 2021

which represents approximately 0.2% of the Fund’s net assets as of November 30, 2021. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Founder Shares	2/11/21	$—
ECP Environmental Growth Opportunities Corp. Private warrants	2/11/21	499,950

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED PIPE COMMITMENT — At November 30, 2021, the Fund had unfunded PIPE commitment pursuant to a subscription agreement with the following issuers:

Issuer	Shares	Current Value	Unrealized Gain (Loss)
ECP Environment growth Opportunities Corp(a)	1,392,010	$13,418,837	$(501,263)

(a)	Significant unobservable inputs were used in the valuation of this investment security; i.e., Level 3.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At November 30, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Diamondback Energy, Inc.	$95.000	01/21/2022	750	$7,125,000	$1,226,250	$968,250	$258,000
EOG Resources, Inc.	79.000	01/21/2022	1,004	7,931,600	1,091,850	1,126,488	(34,638)
Exxon Mobil Corp.	60.000	01/21/2022	1,788	10,728,000	532,824	986,976	(454,152)
Marathon Oil Corp.	13.000	01/21/2022	1,000	1,300,000	288,500	192,000	96,500
Marathon Oil Corp.	15.000	01/21/2022	9,500	14,250,000	1,496,250	1,776,500	(280,250)
Ovintiv, Inc.	30.000	01/21/2022	1,000	3,000,000	595,000	412,000	183,000
Ovintiv, Inc.	35.000	01/21/2022	3,500	12,250,000	1,050,000	1,615,845	(565,845)

Total purchased option contracts			18,542	$56,584,600	$6,280,674	$7,078,059	$(797,385)
Written option contracts
Calls
Diamondback Energy, Inc.	95.000	01/21/2022	(375)	$(3,562,500)	$(613,125)	$(735,574)	$122,449
EOG Resources, Inc.	109.000	01/21/2022	(1,004)	(10,943,600)	(93,372)	(241,963)	148,591
Exxon Mobil Corp.	80.000	01/21/2022	(1,788)	(14,304,000)	(14,304)	(119,796)	105,492
Marathon Oil Corp.	13.000	01/21/2022	(500)	(650,000)	(144,250)	(165,988)	21,738
Marathon Oil Corp.	20.000	01/21/2022	(9,500)	(19,000,000)	(247,000)	(441,744)	194,744
Ovintiv, Inc.	30.000	01/21/2022	(500)	(1,500,000)	(297,500)	(323,372)	25,872
Ovintiv, Inc.	50.000	01/21/2022	(3,500)	(17,500,000)	(105,000)	(304,916)	199,916

Total written option contracts			(17,167)	$(67,460,100)	$(1,514,551)	$(2,333,353)	$818,802

TOTAL			1,375	$(10,875,500)	$4,766,123	$4,744,706	$21,417

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

November 30, 2021

Assets:
Investments of unaffiliated issuers, at value (cost $1,345,853,973)	$1,160,566,735
Purchased options, at value (premium paid $7,078,059)	6,280,674
Receivables:
Investments sold	13,253,080
Due from broker	3,777,684
Fund shares sold	919,492
Dividends	658,742
Reimbursement from investment adviser	29,474
Prepaid federal and state income taxes	23,224,843
Prepaid state and local franchise taxes	101,684
Other assets	34,533
Total assets	1,208,846,941

Liabilities:
Written option contracts, at value (premium received $2,333,353)	1,514,551
Unrealized loss on unfunded PIPE commitment	501,263
Foreign currency overdraft, at value (identified cost $93)	87
Payables:
Investments purchased	12,999,295
Fund shares redeemed	1,203,812
Management fees	1,019,403
Due to custodian	333,922
Distribution and service fees and transfer agent fees	77,243
Deferred taxes, net	12,568,466
Accrued expenses	505,753
Total liabilities	30,723,795

Net Assets:
Paid-in capital	2,393,803,417
Total distributable earnings (loss)	(1,215,680,271)
NET ASSETS	$1,178,123,146
Net Assets:
Class A	$39,834,635
Class C	25,647,170
Institutional	160,785,339
Investor	40,346,420
Class R6	138,287,581
Class R	730,540
Class P	772,491,461
Total Net Assets	$1,178,123,146
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,751,075
Class C	1,233,691
Institutional	6,749,522
Investor	1,720,324
Class R6	5,797,817
Class R	33,076
Class P	32,298,378
Net asset value, offering and redemption price per share:(a)
Class A	$22.75
Class C	20.79
Institutional	23.82
Investor	23.45
Class R6	23.85
Class R	22.09
Class P	23.92

(a)	Maximum public offering price per share for Class A Shares is $24.07. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2021

Investment income:

Dividends — unaffiliated issuers (net of tax withholding of $1,063,563)	$74,597,722

Dividends — affiliated issuers	1,001

Return of Capital on Dividends	(64,509,948)

Total investment income	10,088,775

Expenses:

Management fees	11,574,929

Transfer Agency fees(a)	506,649

Professional fees	398,467

Distribution and Service (12b-1) fees(a)	311,024

Custody, accounting and administrative services	171,157

Printing and mailing costs	171,032

Registration fees	95,905

Service Share fees — Class C	69,300

Trustee fees	20,836

Other	9,746

Total operating expenses, before taxes	13,329,045

Less — expense reductions	(137,039)

Net operating expenses, before taxes	13,192,006

NET INVESTMENT LOSS BEFORE TAXES	(3,103,231)

Current and deferred tax expense	(2,523)

NET INVESTMENT LOSS NET OF TAXES	(3,105,754)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	241,990,629

Purchased options	10,570,539

Written options	(4,339,423)

Foreign currency transactions	83,842

Current and deferred tax benefit	7,807,047

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	141,619,211

Purchased options	(1,243,309)

Unfunded pipe commitment	(501,263)

Written options	1,036,302

Foreign currency translation	(13,393)

Current and deferred tax benefit	4,430,694

Net realized and unrealized gain, net of taxes	401,440,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$398,335,122

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or (12b-1) Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$99,915	$207,901	$3,208	$62,597	$43,318	$74,233	$50,696	$60,832	$993	$213,980

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2020
From operations:

Net investment loss, net of taxes	$(3,105,754)	$(5,278,888)

Net realized gain (loss), net of taxes	256,112,634	(534,489,840)

Net change in unrealized gain, net of taxes	145,328,242	78,270,648

Net increase (decrease) in net assets resulting from operations	398,335,122	(461,498,080)

Distributions to shareholders:

From distributable earnings

Class A Shares	(2,670,879)	—

Class C Shares	(1,985,880)	—

Institutional Shares	(11,471,227)	—

Investor Shares	(2,547,163)	—

Class R6 Shares	(10,514,769)	—

Class R Shares	(44,881)	—

Class P Shares	(46,497,058)	—

From return of capital

Class A Shares	—	(3,740,013)

Class C Shares	—	(3,271,090)

Institutional Shares	—	(21,684,266)

Investor Shares	—	(4,311,050)

Class R6 Shares	—	(14,964,119)

Class R Shares	—	(83,728)

Class P Shares	—	(49,952,163)

Total distributions to shareholders	(75,731,857)	(98,006,429)

From share transactions:

Proceeds from sales of shares	226,775,467	969,598,587

Reinvestment of distributions	72,644,488	91,996,502

Cost of shares redeemed	(427,116,910)	(1,247,880,583)

Net decrease in net assets resulting from share transactions	(127,696,955)	(186,285,494)

TOTAL INCREASE (DECREASE)	194,906,310	(745,790,003)

Net assets:

Beginning of year	983,216,836	1,729,006,839

End of year	$1,178,123,146	$983,216,836

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Class A Shares
	Year Ended November 30,
	2021		2020	2019	2018	2017
Per Share Data*

Net asset value, beginning of year	$17.15		$26.10	$31.90	$34.00	$39.40

Net investment loss(a)	(0.13	)(b)	(0.15)	(0.30)	(0.10)	(0.35)

Net realized and unrealized gain (loss)	7.23		(7.86)	(3.00)	0.35	(2.85)

Total from investment operations	7.10		(8.01)	(3.30)	0.25	(3.20)

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.80)	(0.25)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.55)	(1.95)

Total distributions	(1.50)		(0.94)	(2.50)	(2.35)	(2.20)

Net asset value, end of year	$22.75		$17.15	$26.10	$31.90	$34.00

Total return(c)	41.88%		(27.83)%	(11.06)%	0.23%	(8.35)%

Net assets, end of year (in 000s)	$39,835		$34,024	$60,112	$95,120	$115,467

Ratio of total expenses to average net assets after tax expense(d)	0.43%		2.64%	1.67%	1.67%	1.52%

Ratio of net expenses to average net assets after tax expense(d)	0.42%		2.61%	1.67%	1.67%	1.52%

Ratio of net expenses to average net assets before tax expense	1.45%		1.49%	1.44%	1.40%	1.42%

Ratio of net investment loss to average net assets(e)	(0.60)%		(0.81)%	(1.02)%	(0.34)%	(0.85)%

Portfolio turnover rate(f)	166%		139%	51%	68%	42%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Class C Shares
	Year Ended November 30,
	2021		2020	2019	2018	2017
Per Share Data*

Net asset value, beginning of year	$15.88		$24.55	$30.35	$32.70	$38.25

Net investment loss(a)	(0.27	)(b)	(0.29)	(0.50)	(0.35)	(0.60)

Net realized and unrealized gain (loss)	6.68		(7.44)	(2.80)	0.35	(2.75)

Total from investment operations	6.41		(7.73)	(3.30)	—	(3.35)

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.80)	(0.25)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.55)	(1.95)

Total distributions	(1.50)		(0.94)	(2.50)	(2.35)	(2.20)

Net asset value, end of year	$20.79		$15.88	$24.55	$30.35	$32.70

Total return(c)	40.85%		(28.47)%	(11.64)%	(0.38)%	(9.15)%

Net assets, end of year (in 000s)	$25,647		$24,897	$58,044	$92,201	$124,291

Ratio of total expenses to average net assets after tax expense(d)	1.18%		3.39%	2.42%	2.44%	2.28%

Ratio of net expenses to average net assets after tax expense(d)	1.16%		3.37%	2.42%	2.44%	2.28%

Ratio of net expenses to average net assets before tax expense	2.20%		2.24%	2.19%	2.15%	2.17%

Ratio of net investment loss to average net assets(e)	(1.35)%		(1.63)%	(1.77)%	(1.06)%	(1.60)%

Portfolio turnover rate(f)	166%		139%	51%	68%	42%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Institutional Shares
	Year Ended November 30,
	2021		2020	2019	2018	2017
Per Share Data*

Net asset value, beginning of year	$17.84		$26.95	$32.75	$34.75	$40.10

Net investment income (loss)(a)	(0.05	)(b)	(0.11)	(0.20)	0.10	(0.15)

Net realized and unrealized gain (loss)	7.53		(8.06)	(3.10)	0.25	(3.00)

Total from investment operations	7.48		(8.17)	(3.30)	0.35	(3.15)

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.80)	(0.25)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.55)	(1.95)

Total distributions	(1.50)		(0.94)	(2.50)	(2.35)	(2.20)

Net asset value, end of year	$23.82		$17.84	$26.95	$32.75	$34.75

Total return(c)	42.40%		(27.54)%	(10.77)%	0.67%	(8.21)%

Net assets, end of year (in 000s)	$160,785		$182,236	$502,633	$651,132	$1,711,829

Ratio of total expenses to average net assets after tax expense(d)	0.06%		2.25%	1.28%	1.43%	1.14%

Ratio of net expenses to average net assets after tax expense(d)	0.05%		2.22%	1.28%	1.43%	1.14%

Ratio of net expenses to average net assets before tax expense	1.09%		1.10%	1.05%	1.01%	1.03%

Ratio of net investment loss to average net assets(e)	(0.21)%		(0.56)%	(0.61)%	0.34%	(0.42)%

Portfolio turnover rate(f)	166%		139%	51%	68%	42%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Investor Shares
	Year Ended November 30,
	2021		2020	2019	2018	2017
Per Share Data*

Net asset value, beginning of year	$17.60		$26.65	$32.50	$34.50	$39.85

Net investment loss(a)	(0.08	)(b)	(0.15)	(0.25)	(0.05)	(0.25)

Net realized and unrealized gain (loss)	7.43		(7.96)	(3.10)	0.40	(2.90)

Total from investment operations	7.35		(8.11)	(3.35)	0.35	(3.15)

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.80)	(0.25)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.55)	(1.95)

Total distributions	(1.50)		(0.94)	(2.50)	(2.35)	(2.20)

Net asset value, end of year	$23.45		$17.60	$26.65	$32.50	$34.50

Total return(c)	42.23%		(27.63)%	(11.01)%	0.68%	(8.26)%

Net assets, end of year (in 000s)	$40,346		$32,396	$98,506	$142,664	$156,974

Ratio of total expenses to average net assets after tax expense(d)	0.18%		2.38%	1.42%	1.43%	1.29%

Ratio of net expenses to average net assets after tax expense(d)	0.17%		2.36%	1.42%	1.43%	1.29%

Ratio of net expenses to average net assets before tax expense	1.20%		1.23%	1.19%	1.15%	1.17%

Ratio of net investment loss to average net assets(e)	(0.36)%		(0.73)%	(0.77)%	(0.07)%	(0.63)%

Portfolio turnover rate(f)	166%		139%	51%	68%	42%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class R6 Shares
	Year Ended November 30,				Period Ended November 30, 2018(a)
	2021		2020	2019
Per Share Data*

Net asset value, beginning of period	$17.86		$27.00	$32.75	$32.15

Net investment loss(b)	(0.04	)(c)	(0.05)	(0.20)	(0.10)

Net realized and unrealized gain (loss)	7.53		(8.15)	(3.05)	2.50

Total from investment operations	7.49		(8.20)	(3.25)	2.40

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.65)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.15)

Total distributions	(1.50)		(0.94)	(2.50)	(1.80)

Net asset value, end of period	$23.85		$17.86	$27.00	$32.75

Total return(d)	42.41%		(27.60)%	(10.60)%	7.15%

Net assets, end of period (in 000s)	$138,288		$181,968	$165,252	$205,470

Ratio of total expenses to average net assets after tax expense(e)	0.05%		2.26%	1.26%	1.11	%(f)

Ratio of net expenses to average net assets after tax expense(e)	0.04%		2.23%	1.26%	1.11	%(f)

Ratio of net expenses to average net assets before tax expense	1.08%		1.11%	1.04%	1.00	%(f)

Ratio of net investment loss to average net assets(g)	(0.17)%		(0.29)%	(0.66)%	(0.46	)%(f)

Portfolio turnover rate(h)	166%		139%	51%	68%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Commenced operations on April 2, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Annualized with the exception of tax expenses.
(g)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund
	Class R Shares
	Year Ended November 30,
	2021		2020	2019	2018	2017
Per Share Data*

Net asset value, beginning of year	$16.72		$25.60	$31.40	$33.55	$39.05

Net investment loss(a)	(0.18	)(b)	(0.17)	(0.40)	(0.20)	(0.40)

Net realized and unrealized gain (loss)	7.05		(7.77)	(2.90)	0.40	(2.90)

Total from investment operations	6.87		(7.94)	(3.30)	0.20	(3.30)

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.80)	(0.25)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.55)	(1.95)

Total distributions	(1.50)		(0.94)	(2.50)	(2.35)	(2.20)

Net asset value, end of year	$22.09		$16.72	$25.60	$31.40	$33.55

Total return(c)	41.57%		(28.11)%	(11.24)%	0.24%	(8.83)%

Net assets, end of year (in 000s)	$731		$796	$1,012	$2,254	$2,009

Ratio of total expenses to average net assets after tax expense(d)	0.67%		2.90%	1.92%	1.93%	1.77%

Ratio of net expenses to average net assets after tax expense(d)	0.66%		2.87%	1.92%	1.93%	1.77%

Ratio of net expenses to average net assets before tax expense	1.70%		1.74%	1.69%	1.65%	1.68%

Ratio of net investment loss to average net assets(e)	(0.85)%		(0.94)%	(1.31)%	(0.59)%	(1.06)%

Portfolio turnover rate(f)	166%		139%	51%	68%	42%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class P Shares
	Year Ended November 30,				Period Ended November 30, 2018(a)
	2021		2020	2019
Per Share Data*

Net asset value, beginning of period	$17.91		$27.05	$32.85	$34.80

Net investment loss(b)	(0.05	)(c)	(0.08)	(0.20)	(0.15)

Net realized and unrealized gain (loss)	7.56		(8.12)	(3.10)	—	(d)

Total from investment operations	7.51		(8.20)	(3.30)	(0.15)

Distributions to shareholders from net investment income	(1.50)		—	(0.15)	(0.65)

Distributions to shareholders from return of capital	—		(0.94)	(2.35)	(1.15)

Total distributions	(1.50)		(0.94)	(2.50)	(1.80)

Net asset value, end of period	$23.92		$17.91	$27.05	$32.85

Total return(e)	42.40%		(27.55)%	(10.73)%	(0.72)%

Net assets, end of period (in 000s)	$772,491		$526,900	$843,448	$1,073,157

Ratio of total expenses to average net assets after tax expense(f)	0.05%		2.26%	1.27%	1.05	%(g)

Ratio of net expenses to average net assets after tax expense(f)	0.04%		2.23%	1.27%	1.05	%(g)

Ratio of net expenses to average net assets before tax expense	1.08%		1.10%	1.04%	1.00	%(g)

Ratio of net investment loss to average net assets(h)	(0.23)%		(0.38)%	(0.61)%	(0.68	)%(g)

Portfolio turnover rate(i)	166%		139%	51%	68%

*	On June 5, 2020, the Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)	Less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Annualized with the exception of tax expenses.
(h)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(i)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments —Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total distributable earnings actually earned by the Fund.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the

21

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

22

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid big/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments in Public Equities — The Fund invests in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of

23

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Options Contracts — When the Fund writes call or put options contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Special Purpose Acquisition Companies — The Fund invests in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Value Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3. The Fund entered into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

24

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of November 30, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

North America	$1,157,555,398	$—	$—

Special Purpose Acquisition Company	—	—	1,751,318

Warrants	—	1,260,019	—

Total	$1,157,555,398	$1,260,019	$1,751,318

Liabilities(b)

Unfunded PIPE Commitment	$—	$—	$(501,263)

Derivative Type

Assets

Purchased option contracts	$6,280,674	$—	$—

Liabilities

Written option contracts	$(1,514,551)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of November 30, 2021. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options, at value	$6,280,674	Written options, at value	$(1,514,551)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended November 30, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) on purchased options and written options/Net unrealized gain (loss) on purchased options and written options	$6,231,116	$(207,007)

25

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended November 30, 2021, the relevant values for each derivative types was as follows:

Average Number of Shares/Units(a)
Purchased Options	Written Options	Forwards
$2,008,600	$1,332,908	$73,370

(a)	Amounts disclosed represent average number of shares/units outstanding for purchased options and written options, based on absolute value, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during fiscal year ended November 30, 2021.

5. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2021, the Fund reevaluated its blended state income tax rate, decreasing the rate from 1.78% to 1.14% due to anticipated change in state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$81,707,657	21.00%
State income taxes, net of federal benefit	4,435,559	1.14%
Change in estimated deferred tax rate	6,819,835	1.75%
Effect of permanent differences	1,031,269	0.27%
Capital Loss Carryforward Expiration	14,020,369	3.60%

Change in valuation allowance	(120,249,907)	(30.91)%

Total current and deferred income tax (benefit), net	$(12,235,218)	(3.15)%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At November 30, 2021, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred Tax Assets:
Federal and state net operating loss carryforward	$608,772
Capital loss carryforward (tax basis)	152,629,625
Other tax assets	674,098
Valuation Allowance	(148,781,736)
Total Deferred Tax Assets	$5,130,759

Deferred Tax Liabilities:
Net unrealized gains on investment securities (tax basis)	$(4,402,634)
Book vs tax partnership income to be recognized	(13,296,591)
Total Deferred Tax Liabilities	$(17,699,225)
Net Deferred Tax Liability	$(12,568,466)

At November 30, 2021, the Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2018	$2,749,647	November 30, 2038

26

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. TAXATION (continued)

At November 30, 2021, the Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

For the Fiscal Year Ended:	Amount	Expiration
November 30, 2019	$130,792,210	November 30, 2024
November 30, 2020	$558,591,824	November 30, 2025

The Fund had a capital loss carryforward expire unutilized in the current year in the amount of $63,293,131.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $148,781,736 of valuation allowances as of November 30, 2021.

For the fiscal year ended November 30, 2021, components of the Fund’s current and deferred tax benefit are as follows:

	Current	Deferred	Total
Federal	$—	$94,659,069	$94,659,069
State	—	13,355,620	13,355,620
Valuation Allowance	—	(120,249,907)	(120,249,907)

Total	$—	$(12,235,218)	$(12,235,218)

For the fiscal year ended November 30, 2021, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At November 30, 2021, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$1,080,653,788
Gross unrealized gain	155,297,334
Gross unrealized loss	(75,384,387)
Net unrealized security gain	$79,912,947

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2021, the Fund distributions are estimated to be comprised of 100% from taxable income and 0.00% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2022. The Fund’s tax years ended November 30, 2018 through November 30, 2021 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

6. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

27

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended November 30, 2021, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.99%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended November 30, 2021, GSAM waived $5,252 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund as set forth below:

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2021, Goldman Sachs advised that it retained $10,603 and $0 of the sales charges applicable to Class A and Class C Shares, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to its customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration

28

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064% respectively. These Other Expense limitations will remain in place through at least March 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the fiscal year ended November 30, 2021. For the fiscal year ended November 30, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$5,252	$131,787	$137,039

G.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2021, Goldman Sachs earned $327,278 in brokerage commissions from portfolio transactions on behalf of the Fund.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended November 30, 2021, the purchase and sale transactions and related net realized gain (loss) for the Fund with an affiliated fund in compliance with Rule 17a-7 under the Act were $24,339,230, $24,193,497 and $6,332,708, respectively.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the fiscal year ended November 30, 2021:

Underlying Fund	Beginning Value as of November 30, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of November 31, 2021	Shares as of November 30, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$241,793,410	$(241,793,410)	$—	$—	$1,001

H.  Line of Credit Facility — As of November 30, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For fiscal year ended November 30, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2021, were $1,885,070,590 and $2,012,775,594, respectively.

29

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

30

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

8. OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospectus of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Fund to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s

31

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

8. OTHER RISKS (continued)

right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a

32

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

8. OTHER RISKS (continued)

deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date, other than above, have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2021		For the Fiscal Year Ended November 30, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	320,598	$6,939,716	2,466,485	$11,817,019
Reinvestment of distributions	119,908	2,645,248	641,677	3,702,367
Shares reduced due to reverse split(a)	—	—	(8,621,708)	—
Shares redeemed	(673,270)	(14,356,234)	(4,014,207)	(21,505,544)
	(232,764)	(4,771,270)	(9,527,753)	(5,986,158)
Class C Shares
Shares sold	113,858	2,241,938	613,243	2,833,737
Reinvestment of distributions	97,676	1,977,155	618,918	3,251,375
Shares reduced due to reverse split(a)	—	—	(7,457,743)	—
Shares redeemed	(545,323)	(10,857,031)	(4,039,149)	(19,976,017)
	(333,789)	(6,637,938)	(10,264,731)	(13,890,905)

33

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	MLP Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2021		For the Fiscal Year Ended November 30, 2020

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,288,833	$28,487,092	37,171,754	$179,771,517
Reinvestment of distributions	365,963	8,419,642	2,784,973	15,731,700
Shares reduced due to reverse split(a)	—	—	(40,771,338)	—
Shares redeemed	(5,118,680)	(114,577,102)	(82,143,437)	(345,372,810)
	(3,463,884)	(77,670,368)	(82,958,048)	(149,869,593)
Investor Shares
Shares sold	426,838	9,407,651	4,839,436	25,460,118
Reinvestment of distributions	111,912	2,546,525	776,226	4,311,050
Shares reduced due to reverse split(a)	—	—	(9,133,496)	—
Shares redeemed	(658,755)	(14,217,583)	(13,108,521)	(68,412,538)
	(120,005)	(2,263,407)	(16,626,355)	(38,641,370)
Class R6 Shares
Shares sold	469,312	10,232,839	26,275,592	100,343,017
Reinvestment of distributions	461,167	10,514,565	2,415,659	14,964,119
Shares reduced due to reverse split(a)	—	—	(42,783,974)	—
Shares redeemed	(5,320,042)	(123,194,028)	(6,348,000)	(68,769,966)
	(4,389,563)	(102,446,624)	(20,440,723)	46,537,170
Class R Shares
Shares sold	14,961	322,793	118,698	539,750
Reinvestment of distributions	2,087	44,880	14,229	83,728
Shares reduced due to reverse split(a)	—	—	(212,268)	—
Shares redeemed	(31,555)	(605,180)	(70,842)	(505,060)
	(14,507)	(237,507)	(150,183)	118,418
Class P Shares
Shares sold	7,729,027	169,143,438	131,039,384	648,833,429
Reinvestment of distributions	2,004,492	46,496,473	8,152,871	49,952,163
Shares reduced due to reverse split(a)	—	—	(102,974,135)	—
Shares redeemed	(6,858,181)	(149,309,752)	(162,669,956)	(723,338,648)
	2,875,338	66,330,159	(126,451,836)	(24,553,056)

NET DECREASE	(5,679,174)	$(127,696,955)	(266,419,629)	$(186,285,494)

(a)	On June 5, 2020, the Goldman Sachs MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split.

34

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs MLP Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP Energy Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

35

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021, which represents a period of 183 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/21*
Class A
Actual	$1,000.00	$1,016.30		$7.33
Hypothetical 5% return	1,000.00	1,017.80	+	7.33
Class C
Actual	1,000.00	1,012.60		11.10
Hypothetical 5% return	1,000.00	1,014.04	+	11.11
Institutional
Actual	1,000.00	1,018.10		5.46
Hypothetical 5% return	1,000.00	1,019.65	+	5.47
Investor
Actual	1,000.00	1,017.60		6.07
Hypothetical 5% return	1,000.00	1,019.05	+	6.07
Class R6
Actual	1,000.00	1,018.10		5.36
Hypothetical 5% return	1,000.00	1,019.75	+	5.37
Class R
Actual	1,000.00	1,015.50		8.59
Hypothetical 5% return	1,000.00	1,016.54	+	8.59
Class P
Actual	1,000.00	1,018.50		5.41
Hypothetical 5% return	1,000.00	1,019.70	+	5.42

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2021. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

MLP Energy Infrastructure	1.45%	2.20%	1.08%	1.20%	1.06%	1.70%	1.07%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

36

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

37

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

38

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2021. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and five-year periods and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2021. They noted that the Fund had been repositioned in 2020, which involved changes to the Fund’s investment strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

39

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

40

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2022.

41

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

42

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (25 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

43

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

44

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the Close of Business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

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The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

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© 2022 Goldman Sachs. All rights reserved. 265041-OTU-1538719 MLPEIAR-22

Goldman Sachs Funds

Annual Report	November 30, 2021

Energy Funds
Clean Energy Income Fund
Energy Infrastructure Fund

Goldman Sachs Energy Funds

∎	CLEAN ENERGY INCOME FUND

∎	ENERGY INFRASTRUCTURE FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Clean Energy Income Fund

Investment Objective

The Fund seeks total return through current income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs Clean Energy Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 4.01%, 3.22%, 4.45%, 4.27%, 4.46%, 3.73% and 4.39%, respectively. These returns compare to the -0.60% average annual total return of the Fund’s blended benchmark, which is comprised 50% of the Eagle North American Renewables Infrastructure Index,[1] 35% of the Indxx YieldCo and Renewable Energy Income Index[2] and 15% of the Eagle Global Renewables Infrastructure Index.[3]

Q	How did clean energy infrastructure assets overall perform during the Reporting Period?

A

Clean energy infrastructure assets, as represented by the Fund’s blended benchmark, posted slightly negative returns for the Reporting Period overall, underperforming the broader equity market, energy-related stocks and global infrastructure securities. Despite the weak performance, the fundamental outlook for the sector improved, with many companies raising earnings guidance and the world increasing its focus on de-carbonization.

When the Reporting Period began in December 2020, clean energy infrastructure assets recorded positive returns, adding to their gains of the calendar year. For 2020 as a whole, the sector generated a return of more than 44% and significantly outperformed other income-oriented equity market segments as well as the broad U.S. equity market (as represented by the S&P 500® Index4). The strong performance continued into mid-January 2021, with clean energy infrastructure assets reaching all-time record highs before reversing course. In our view, the pullback was the result of five key factors —inflation, interest rates, fears about competition, high energy prices and potential government intervention.

Inflation’s presence throughout the supply chain was a major focus, with several renewable suppliers saying they might pass through increased costs to developers. However, most developers said they tended to lock in their costs whenever they secured a contract to help ensure they generated their desired projected returns. They also indicated they could pass on higher costs through future contracts and they might roll over existing contracts at higher rates. Lastly, many suppliers have regulated assets, meaning they earn a pre-determined return on their capital as they pass through their increased costs to end customers.

As for interest rates, the speed at which the 10-year U.S. Treasury yield rose from less than 1% at the beginning of 2021 to 1.6% by the end of February led many investors to rotate out of growth stocks into value stocks, in our view.

[1]	The Eagle North American Renewables Infrastructure Index is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass and electric transmission lines. Constituents are companies whose stocks trade in either the U.S. or Canada, though assets owned by these companies can have a global reach. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors and disseminated real-time on a price-return basis (RENEWNA) and on a total-return basis (RENEWNAT).

[2]	The Indxx YieldCo & Renewable Energy Income Index is designed to track the performance of income-paying renewable energy companies and companies categorized as YieldCos (i.e., producers of biofuels) listed in developed and emerging markets.

[3]	The Eagle Global Renewables Infrastructure Index is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries. (The Organization for Economic Co-operation and Development is an intergovernmental economic organization with 37 member countries, founded in 1961 to stimulate economic progress and world trade.) The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors and disseminated real-time on a price-return basis (RENEW) and on a total-return basis (RENEWTR).

[4]	Source: S&P Global. The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

1

PORTFOLIO RESULTS

Higher interest rates also fueled market concerns that higher financing costs could eat into returns for clean energy projects, but many clean energy companies have fixed debt on existing projects, so higher interest rates had a minimal impact on their current assets. Accordingly, the upward move in interest rates seemed to be manageable for most developers, and many observers expected that these companies would continue to earn projected returns over their cost of capital.

Fears about competition were driven by an offshore auction in early 2021, which was won by a major traditional energy company that paid a hefty premium compared to the next highest bidder. This development raised investor concerns not only about increased competition generally but also about the possibility that traditional energy companies would be bidding into the clean energy markets and undercutting prices.

Regarding energy prices and government intervention, after a massive spike in European Union power prices, with a projected 150% increase during 2022, there were growing concerns that some governments would intervene. Indeed, certain European governments did act. For example, the Spanish government created a new tax on electricity companies, though after much debate, it has slowly walked back the policy. In our opinion, government intervention is likely to be aimed at helping consumers rather than at hurting renewable power producers.

By the end of the summer of 2021, worries about these five key factors had largely eased, and in the final months of the Reporting Period, clean energy infrastructure assets advanced, generally keeping pace with the broad U.S. equity market and energy-related equities.

During the Reporting Period overall, another factor that may have weighed on the performance of clean energy infrastructure assets was the potential rebalance of the S&P Global Clean Energy Index,[5] which has more than $12 billion in assets tracking it. Approximately 70 securities would be added to the S&P Global Clean Energy Index in the rebalance, resulting in lower weightings for certain assets and perhaps leading to higher volatility in the broader clean energy sector.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund generated positive absolute returns and outperformed its blended benchmark. Security selection and developed markets exposure drove the Fund’s relative performance during the Reporting Period. The Fund primarily targets companies that are scaling the clean energy transition, primarily renewable independent power producers (“IPPs”) and power infrastructure companies. Within this market segment, the Fund generally focused on companies with what it considered to be effective management teams that operate within a strong corporate governance framework, with high renewable asset quality, strong balance sheets and liquidity that may weather various economic cycles and business cycles, and that demonstrate clear earnings growth and dividend visibility.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Compared to the blended benchmark, the Fund benefited from overweight positions in Enviva Partners, LP and Enphase Energy, Inc. as well as from an underweight position in Brookfield Renewable Corp.

The Fund’s overweight in Enviva Partners, LP (EVA) added most to its relative performance during the Reporting Period. EVA is a manufacturer and processor of biomass fuel by means of wood pellets. The company enters into long-term contracts for biomass offtake, with customers in both Europe and Asia, as wood pellets can be a baseload renewable generation source. EVA has a strong track record of raising its distribution and of growing its earnings before interest, taxes, depreciation and amortization (“EBITDA”) via attractive acquisitions from its parent company and general partner, Enviva Holdings, LP. We believe EVA’s shares performed strongly during the Reporting Period because of the company’s highly contracted revenue stream, the strong support of its parent company and its attractive distribution growth story. In addition, EVA announced it would acquire the incentive distribution rights[6] (“IDRs”) from its parent company in what we considered an attractive transaction, which removed an overhang for the stock. EVA acquired not only the IDRs but also several future sites and terminals

[5]	Source: S&P Global. The S&P Global Clean Energy Index is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100. The S&P Global Clean Energy Index components and their weightings are determined by S&P Dow Jones Indices.

[6]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

2

PORTFOLIO RESULTS

where the company can potentially achieve new-build EBITDA multiples lower than its previous acquisition multiples, thereby driving additional shareholder value.

Enphase Energy, Inc. (ENPH), a home energy solutions company, generates the majority of its revenue from solar inverters but has additional growth drivers via battery storage, electric vehicle charging, fuel cells, home energy load control and grid storage. ENPH has strong gross margins, generates excess free cash flow and uses the excess cash to make what we consider to be smart bolt-on acquisitions. (In a bolt-on acquisition, the acquiring company seeks to obtain a strategic advantage at a lower cost than would be required if it implemented the changes on its own.) We believe ENPH performed well during the Reporting Period because of its exposure to the growing solar market, differentiated product suite and strong financial position. Additionally, at the company’s analyst day, its management announced that ENPH had increased its potential wallet share per customer from $2,000 per home to $12,000 per home by 2023, a substantial driver of future revenue opportunities. (Wallet share is the total potential amount of money that a company can generate from a single customer, as the more products it has, the more an average customer can devote to that company compared to similar brands.) During the Reporting Period, we increased the Fund’s overweight in EVA based on the stock’s valuation, the company’s balance sheet and its growth outlook.

Brookfield Renewable Corp. (BEPC) is one of the largest and best-in-class renewable power producers, with 20.5 gigawatts of gross installed capacity. The company’s renewable asset base — across North America, South America, Europe and Asia — is primarily hydroelectric and generates revenue from long-term, contracted power sales. BEPC also owns wind, solar, distributed generation and storage assets. The Fund’s underweight proved beneficial, as its shares underperformed the renewable infrastructure sector during the Reporting Period due to moderating hydroelectric generation in the near term and on the back of strong performance during the previous Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweight positions versus the blended benchmark in Verbund AG, TransAlta Corp. and China Longyuan Power Group Limited.

The Fund’s underweight in Verbund AG (VER), an integrated electricity generation, transmission and distribution company, detracted most from its relative performance. VER’s main revenue driver is its hydro-electric power generation business, which exposes the company to power prices. As power prices moved higher during the Reporting Period, VER’s stock price appreciated. In addition, the company traded at a large premium to its European renewable power peers. At the end of the Reporting Period, we maintained the Fund’s underweight in VER based on its valuation and because any normalization of power prices could negatively impact the company, in our view.

TransAlta Corp. (TA) is an independent power producer with 10.1 gigawatts of gross installed capacity across North America and Australia. The company generates revenue through long-term power sales both on a contracted and spot, or merchant, basis. Its shares rose, driven by surging power prices on the back of cold weather in the Canadian province of Alberta, one of TA’s major operational areas. During the Reporting Period, we trimmed the Fund’s position in the stock, taking profits, which resulted in a larger Fund underweight. We reallocated the capital to stocks we believed had better risk-return profiles based on their valuations.

China Longyuan Power Group Limited designs, develops and operates wind farms. The company also provides thermal power, solar power, tidal power, biomass power and geothermal power services. As a premier Chinese wind farm operator, China Longyuan Power Group Limited benefited from an acceleration in wind capacity growth and an improving regulatory regime for new projects. We also thought investors liked the company because of its strong relative operating track record and committed capacity growth plan.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, the Fund initiated a position in AES Corp. (AES), which acquires, develops, owns and operates generation plants and distribution businesses in several countries. AES sells electricity under long-term contracts and serves customers through regulated utility businesses. We initiated the Fund’s position based on the stock’s valuation, as the company was trading at a discount compared to its peers despite what we viewed as its compelling business mix, balance sheet and venture capital business.

3

PORTFOLIO RESULTS

We also established a Fund position in Sunrun Inc. (RUN), the largest residential solar and energy storage provider in the U.S. We believe RUN is an industry leader in home energy systems, a market segment we expect to continue to grow meaningfully in certain parts of the U.S. due to concerns about energy reliability and rising electric utility rates. Beyond solar growth, we expect RUN to continue capturing more customers and greater wallet share given its national customer acquisition strategy and expanded offerings, such as battery storage, electric vehicle charging infrastructure and microgrids.

Among notable sales during the Reporting Period was the elimination of the Fund’s position in TPI Composites Inc. (TPIC), which designs and manufactures composite wind blades, precision molding and assembly systems. In our opinion, TPIC’s valuation was stretched. We were also concerned about execution risk and its management’s ability to deliver on its own margin guidance.

In addition, we exited the Fund’s position in Green Plains Partners LP (GPP), which owns and operates ethanol and fuel storage tanks, terminals and transportation assets. The company receives, stores, transfers and transports ethanol and other fuels for customers in the U.S. We decided to sell the Fund’s position in GPP based on its valuation, reallocating the capital to stocks we felt had a more favorable risk-return profile.

Broadly speaking, we reduced the absolute weight of some of the Fund’s investments in renewable IPPs during the Reporting Period as we sought to diversify Fund holdings across other segments of the clean energy market.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Global energy consumption has steadily grown, and at the end of the Reporting Period, we expected it to grow further. Through 2050, total energy consumption is forecasted to rise by 43%,[7] as the world’s population increases and more people move into the middle class.

At the same time, clean energy consumption has grown by more than 80% between 2010 and the end of the Reporting Period, and we believed it would grow by more than 130% by 2050. De-carbonization continued to be a global priority, with numerous countries and corporations setting their own ambitious targets over the next several decades, with up to $100 trillion dollars projected to be spent through 2050 in order to meet demand.[8] In both the European Union and the U.S., clean energy has become a focal point with the recently announced Fit for 55 climate package as well as the U.S. Administration’s infrastructure plan, which includes substantial climate-related policies. (Fit for 55 is the European Union’s plan to reduce greenhouse gas emissions by 55% by 2030. Under an accelerated legislative process, the plans may become law in 2022.)

From a cost perspective, clean energy has quickly become competitive, with new-build renewables projects becoming the cheapest source of energy. Since 2009, clean energy costs have decreased substantially, largely because of economies of scale, growing capacity, government incentives and technological advancements. Solar and wind costs, for example, fell approximately 89% and 70%, respectively, between 2009 and 2019.[9] In fact, not only are most newly built renewable energy facilities the cheapest source option, in our view, but some new-build wind and solar projects are also competitive relative to the marginal costs of existing hydrocarbon power sources. We believe continued cost declines would be critical to clean energy capturing further market share.

At the end of the Reporting Period, we had sought to position the Fund to benefit from these macro tailwinds, while also focusing investments on what we view as high quality clean energy infrastructure stocks. From a geographic standpoint, given the complexities around clean energy development and policy initiatives, we continued to believe the best risk-adjusted returns were in developed markets, where the clean energy opportunity set is well defined and where we believed the risk of unanticipated government action is relatively low. From a subsector standpoint, we favored renewable IPPs and power infrastructure companies, which we considered well-positioned to provide defensive growth through the accelerating energy transition. As for clean energy infrastructure assets specifically, they offered an attractive risk versus reward profile over the next several decades, in our view, and may have the potential to generate a solid positive annual total return through a combination of capital appreciation and yield.

[7]	Source for data on clean energy consumption: U.S. Energy Information Administration’s International Energy Outlook.

[8]	Source: Bloomberg New Energy Finance.

[9]	Source of cost-related information: Lazard’s Levelized Costs of Energy version 13.0.

4

FUND BASICS

Goldman Sachs Clean Energy Income Fund

as of November 30, 2021

TOP TEN HOLDINGS AS OF 11/30/21[1]

Holding	% of Net Assets	Line of Business
NextEra Energy, Inc.	6.7%	Renewable-Focused Power Infrastructure
Northland Power, Inc.	6.2	Renewable Power Producer
NextEra Energy Partners LP	6.2	Renewable Power Producer
The AES Corp.	4.4	Renewable-Focused Power Infrastructure
Brookfield Renewable Partners LP	4.3	Renewable Power Producer
Boralex, Inc. Class A	3.5	Renewable Power Producer
Orsted A/S	3.4	Renewable Power Producer
Atlantica Sustainable Infrastructure PLC	3.2	Renewable Power Producer
RWE AG	2.8	Renewable Power Producer
Clearway Energy, Inc. Class A	2.8	Renewable Power Producer

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Performance Summary

November 30, 2021

The following graph shows the value, as of November 30, 2021, of a $10,000 investment made on June 26, 2020 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, Eagle North American Renewables Infrastructure Index (50%), Indxx Yieldco and Renewable Energy Income Index (35%), and Eagle Global Renewables Infrastructure Index (15%) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Clean Energy Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from June 26, 2020 through November 30, 2021

Average Annual Total Return through November 30, 2021*	One Year	Since Inception
Class A (Commenced June 26, 2020)
Excluding sales charges	4.01%	27.74%
Including sales charges	-1.70%	22.64%

Class C (Commenced June 26, 2020)
Excluding contingent deferred sales charges	3.22%	26.75%
Including contingent deferred sales charges	2.21%	26.58%

Institutional (Commenced June 26, 2020)	4.45%	28.20%

Investor (Commenced June 26, 2020)	4.27%	28.01%

Class R6 (Commenced June 26, 2020)	4.46%	28.21%

Class R (Commenced June 26, 2020)	3.73%	27.39%

Class P (Commenced June 26, 2020)	4.39%	28.16%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

PORTFOLIO RESULTS

Goldman Sachs Energy Infrastructure Fund

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations. The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 38.55%, 37.44%, 39.03%, 38.90%, 39.13%, 38.33% and 39.13%, respectively. These returns compare to the 40.13% average annual total return of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (“AMEI Index”). The AMEI is a composite of North American energy infrastructure companies.[1]

Q	How did energy-related assets overall perform during the Reporting Period?

A	Energy-related assets generally posted gains during the Reporting Period, moving higher alongside improving commodity prices.

Commodity prices saw significant strength during the Reporting Period, with West Texas Intermediate (“WTI”) crude oil and natural gas prices up 45.96% and 58.04%, respectively. Strength was largely underpinned by an improving macroeconomic backdrop, with global demand recovering alongside COVID-19 vaccine rollouts and heightened economic activity as well as supply-side discipline from oil-producing countries. China and other parts of Asia, which were the first regions affected by the COVID-19 outbreak, saw a full recovery in oil demand, with consumption rising above 2019 levels by the end of the Reporting Period. Toward the end of the Reporting Period, crude oil and natural gas prices experienced a surge, as the market positioned itself for a potential “energy crisis,” as commodities supply struggled to keep pace with higher demand. Outside of higher demand and global supply restraint, oil and gas prices were also driven higher by weather-related events, such as colder than anticipated weather and hurricanes that further affected an already tight supply market.

On the supply side, global producers showed great discipline. The Organization of the Petroleum Exporting Countries (“OPEC”) and Russia, known as OPEC+, demonstrated a commitment to balanced global oil markets but seemingly focused on maximizing revenue instead of growing market share, with production still down meaningfully compared to 2019 levels. In the U.S., there was also evidence of unprecedented supply discipline, with crude production down about 10% versus 2019 levels. In addition, many observers thought U.S. production appeared less price elastic than it had once been given that — despite the rise in crude oil prices — U.S. oil rig counts were down significantly at the end of the Reporting Period compared to 2019 levels. In our view, U.S. producers were increasingly focused on free cash flow generation, with management incentives aligned to prioritize return of capital to investors after several years of criticism that had led to significant multiples compression and equity price declines. (Multiple compression is when a company’s multiples, such as the price/earnings ratio, is reduced due to increased earnings without an increase in stock price.)

[1]	Source: Alerian. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an unmanaged index.

7

PORTFOLIO RESULTS

Against this backdrop, energy infrastructure MLPs, as measured by the Alerian MLP Index,[2] produced a total return of 38.75%. The broader midstream[3] sector, as measured by the Alerian Midstream Energy Index[4] (“AMNA Index”) (which includes both energy MLPs and “C” corporations), generated a total return of 40.13% during the Reporting Period.

Midstream company earnings before interest, taxes, depreciation and amortization (“EBITDA”) were resilient overall, despite the challenging operating environment created by the COVID-19 pandemic, largely due to the contractual nature of their cash flow streams and a focus from management teams on reducing operational expenses and asset optimization. During the 2020 calendar year, the collective EBITDA for a group of the largest U.S. midstream energy companies fell only about 1%. This compared to an 8% decline in U.S. crude oil production and a 12% decline in U.S. refined product consumption during the same year. Interestingly, the emergence of COVID-19 sparked a significant operational shift from midstream management teams, which dramatically reduced capital budgets and operating expenses and also indicated they would maintain cost discipline going forward.

In our view, the COVID-19 pandemic accelerated the broader energy sector’s transformation from “growth at all costs” to one more focused on capital discipline, free cash flow generation and returning capital to shareholders. In addition, commodity price uncertainty during 2020 led many U.S.-based exploration and production companies to significantly reduce rig count and planned capital expenditures, which, in turn, lowered crude oil production estimates for 2021 and 2022, with these companies broadly prioritizing free cash flow.

Lower production estimates also led many midstream energy companies to cancel or delay planned projects, as the additional capacity was no longer needed. The direct impact of the midstream sector’s capital discipline, paired with resilient cash flow, was a meaningful uptick in free cash flow generation on relatively unchanged earnings power during a volatile period. The sharp upswing in free cash flow generation enabled rapid de-leveraging while also leaving substantial discretionary cash flow that could be used to drive further shareholder returns through potential buybacks and/or dividend growth.

At the end of the Reporting Period, the midstream sector was offering some of the highest yields in the equity space, with the Alerian MLP Index yielding more than 8%, which was six times the yield of the S&P 500® Index[5] and twice the yields of both utilities and real estate investment trusts. At the same time, robust free cash flow generation had led to rapid de-leveraging and materially improved free cash flow-to dividend ratios.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund generated double-digit positive absolute returns, driven by the recovery of the energy markets following severe COVID-19-related weakness in 2020. But the Fund underperformed the AMEI Index on a relative basis based primarily on security selection.

On a relative basis, the Fund was also hurt by its subsector positioning.[6] More specifically, substantial exposure to the power generation subsector, which is comprised primarily of renewable focused energy companies, detracted from the Fund’s relative performance. These securities broadly lagged traditional oil and gas-related equities, which comprise a considerable portion of the AMEI Index. Oil and gas-related equities rallied during the Reporting Period as commodity prices rose and equity valuations increased.

[2]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.
[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.
[4]	Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total-return (AMNAX), net total-return (AMNAN), and adjusted net total-return (AMNTR) basis.

[5]	Source: S&P Global. The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.
[6]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the AMEI Index.

8

PORTFOLIO RESULTS

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	Compared to the AMEI Index, the Fund was hurt by overweight positions in New Fortress Energy Inc. and NextEra Energy, Inc. during the Reporting Period. A lack of exposure to EnLink Midstream LLC also held back relative returns.

An overweight in New Fortress Energy Inc. (NFE) detracted most from the Fund’s relative performance during the Reporting Period. NFE is a fully integrated, global provider of natural gas-fueled energy solutions that develops and operates critical energy infrastructure and provides supply and logistics services to customers around the globe, helping end-users convert their operating assets from oil-based fuels to natural gas. The company owns and operates a growing network of liquified natural gas (“LNG”) terminals, power generation facilities and natural gas logistics infrastructure. During the Reporting Period, NFE’s stock price suffered after several quarters of earnings that missed guidance. In addition, investors started to question the stability of NFE’s cash flows during the Reporting Period, mainly because of natural gas price exposure and volume variability. The acquisitions of Hygo Energy Transition Ltd. and Golar LNG Partners LP, which were announced in January 2021, also raised concerns about NFE’s strategic direction (i.e., away from high margin markets) and about the company’s increase in leverage. Because we shared these concerns, we eliminated the Fund’s position in NFE by the end of the Reporting Period.

NextEra Energy, Inc. (NEE) is a provider of sustainable energy generation and distribution services. In addition to producing electricity through wind, solar and natural gas, NEE operates, through its subsidiaries, multiple commercial nuclear power units. Although the company’s shares rose during the Reporting Period, they lagged many AMEI Index constituents, which are focused primarily on traditional oil and gas energy infrastructure. Those stocks performed strongly during the Reporting Period, alongside the rally in commodity prices and the recovery in midstream equity valuations. By the end of the Reporting Period, we had eliminated the Fund’s position in NEE and reallocated the capital to oil and gas stocks that we believed had more upside potential.

EnLink Midstream LLC (ENLC) is a midstream operator involved in natural gas gathering treating, processing, transmission, distribution, supply and marketing and crude oil marketing. The company has assets across U.S. shale basins, including exposure to the Permian Basin and STACK region. (STACK is derived from Sooner Trend (oil field), Anadarko (basin), Canadian and Kingfisher (counties).) ENLC benefited during the Reporting Period from an increase in customer activity across its operating segments. More specifically, one of ENLC’s biggest customers in the STACK region announced a joint venture that would result in a substantial increase in drilling activity on ENLC’s acreage. As the company had previously reset its distribution level during the COVID-19 sell-off, the increase in activity levels led to growth in free cash flow for ENLC. Additionally, due to increasing customer activity, the company increased its 2021 adjusted EBITDA guidance in June 2021. At the end of the Reporting Period, the Fund maintained its lack of exposure to ENLC as we favored other midstream operators with what we believed were better risk/reward profiles.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions versus the AMEI Index in Targa Resources Corp. and Cheniere Energy, Inc. as well as its underweight in Enterprise Product Partners contributed positively to its relative performance.

Adding most to the Fund’s relative performance was an overweight in Targa Resources Corp. (TRGP), an independent midstream services provider primarily engaged in gathering, storing, processing and transporting crude oil, natural gas and refined petroleum products. TRGP is geographically diversified in several U.S. upstream[7] basins with downstream[8] logistics assets on the U.S. Gulf Coast. The company has one of the premier gathering and processing networks in the Permian Basin, giving it significant exposure to the largest and fastest-growing U.S. shale basin. During the Reporting Period, TRGP reported

[7]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.
[8]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

9

PORTFOLIO RESULTS

first quarter 2021 results that beat consensus EBITDA expectations and also raised its full year 2021 guidance, driven by a one-time Texas winter storm benefit and by higher commodity prices. In addition, supply constraints, coupled with strong demand, led to lower than consensus expected inventories across commodities, including natural gas and natural gas liquids (“NGLs”). This pushed prices higher ahead of normal winter weather demand. We believe investors favored TRGP because it seemed well positioned to benefit from the strong commodity environment, the integrated NGL value chain and the company’s significant operations in the Permian Basin. In our view, this supportive fundamental backdrop, combined with TRGP’s disciplined capital allocation, which was expected to support free cash flow growth that could be utilized for de-leveraging as well as potential dividend growth, helped drive the stock’s gains during the Reporting Period. We trimmed the Fund’s position in TRGP given its strong performance.

Cheniere Energy, Inc. (LNG) is a producer of LNG that, between its two terminals on the U.S. Gulf Coast, has more than 40 million tons per year of LNG export capacity. Cheniere Energy performed well during the Reporting Period, as dynamics for the global LNG market improved on the back of a worldwide macroeconomic recovery. Additionally, the company benefited from the spread, or difference, in global and U.S. natural gas prices, which widened considerably during the Reporting Period, increasing Cheniere Energy’s profitability and improving its long-term contracting and growth outlook. We reduced the Fund’s overweight in the stock as a result of its strong performance during the Reporting Period.

Enterprise Product Partners (EPD) is one of the largest players in the North American midstream energy market, connecting producers of natural gas, natural gas liquids and crude oil in major North American supply basins with domestic and international consumers. Its operations include natural gas processing, natural gas liquids fractionation, propylene production, petrochemical services, crude oil transportation and marine transportation. EPD’s share price underperformed the broader midstream market during the Reporting Period as investors questioned its management’s approach to capital allocation given that the company continued to spend on new projects instead of prioritizing free cash flow and return of capital to shareholders. In this environment, the Fund’s underweight position bolstered its relative performance. Based on our own concerns about EPD’s approach to capital allocation, we increased the size of the Fund’s underweight position by the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund established a position in Hess Midstream LP (HESM) after two public equity offerings in March 2021, which improved its stock’s liquidity and allowed for a more diverse set of shareholders. We have a positive view of HESM because of high visibility in its cash flows over a multi-year period due to contractual support from its parent company, Hess Corporation. Additionally, in recent quarters, the company has taken steps to simplify its corporate structure, highlight its free cash flow generation and execute on share repurchases, all activities that we view favorably.

The Fund also initiated a position in ECP Environmental Growth Opportunities Corp. (ENNVU), a growth oriented special purpose acquisition company (“SPAC”), managed by Energy Capital Partners Management, LP (ECP). ECP, a private equity firm founded in 2005 with more than $20 billion of committed capital, has been focusing its search for a target business on companies combating climate change through electrification or sustainable technology and services, including renewable energy production, battery storage and related technologies.

Among notable sales during the Reporting Period was Northland Power Inc. (NPI), which focuses on renewable energy infrastructure. We eliminated the position when we decided to reposition the Fund away from renewable energy companies and toward traditional oil and gas energy infrastructure companies due to our positive views on commodity prices and valuations in the midstream sector.

In addition, we exited the Fund’s investment in Suburban Propane Partners, LP (SPH), a retail propane gas marketer that serves residential, commercial, industrial and agriculture customers through U.S.-based service centers. We sold the position during the Reporting Period and reallocated the capital to companies that we thought had more upside exposure to the strong recovery in commodity prices.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

10

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook for the energy markets and energy-related equities in 2022. Overall, we saw a healthy commodity backdrop underpinned by an ongoing recovery in economic activity and oil demand as well as by supply discipline from both OPEC+ and U.S. shale producers. Barring an unforeseen demand setback from COVID-19 variants and/or a breakdown in the OPEC+ production agreement, we expected commodity prices to continue to move higher, perhaps to the $75 to $85 per barrel price range in the near to intermediate term. Longer term, we believed oil and gas would remain a critical source of global energy, with significant oil demand support coming from economic growth in developing countries. In our view, this should help offset some of the consensus expected oil and gas disruption from renewable generation sources and electric vehicle adoption.

As for natural gas, we believed at the end of the Reporting Period that there was a substantial opportunity, as the world could use the commodity as a source of “cleaner” energy. In our view, natural gas would be important in the growth of renewable energy sources given that existing wind and solar technologies cannot fully power an economy. We also believed natural gas would remain essential as a baseload power source, since it has lower carbon emissions compared to other types of fuel, such as coal and oil. LNG specifically is a key component of this global growth story, in our view, with the U.S. alone expected to see more than 60% growth in LNG export capacity by 2025.

Regarding midstream energy companies, we believed at the end of the Reporting Period that fundamentals were some of the most attractive on record, with midstream cash flows inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The midstream sector was generating significant amounts of free cash flow at the end of the Reporting Period, which not only adequately supported current distributions/dividends but also left plenty of excess cash to further de-lever, buy back stock and/or grow distributions/dividends. Looking forward, we believed there was still significant room for equity price appreciation in midstream equities from a valuation perspective. In our view, the sector’s pivot to free cash flow warrants the inclusion of free cash flow valuation methods in addition to traditional enterprise value/EBITDA methodologies given that the sector has shifted from that of a consumer of capital to a distributor of capital. On the basis of both enterprise value/EBITDA and free cash flow yield metrics, the midstream sector looked cheap, in our opinion, compared to its own history and versus other income-oriented equity market segments at the end of the Reporting Period.

While there were certainly still risks, such as potential lockdowns due to the spread of the COVID-19 Omicron variant and/or new variants, we believed the risk/reward profile for the midstream sector at the end of the Reporting Period remained meaningfully positive.

In managing the Fund, we intended to remain focused on generating risk-adjusted returns for shareholders through the ownership of high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we saw as a robust outlook for free cash flow generation and healthy balance sheets. At the end of the Reporting Period, we believed the Fund was well positioned to weather potential volatility from COVID-19 and its variants while still constructed to benefit from improvements in supply/demand dynamics. As always, we plan to continue monitoring U.S. and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

11

FUND BASICS

Goldman Sachs Energy Infrastructure Fund

as of November 30, 2021

TOP TEN HOLDINGS AS OF 11/30/21[1]

Holding	% of Net Assets	Line of Business
Cheniere Energy, Inc.	8.2%	Other | Liquefaction
Targa Resources Corp.	8.1	Gathering + Processing
Enbridge, Inc.	7.0	Pipeline Transportation | Petroleum
ONEOK, Inc.	6.8	Gathering + Processing
TC Energy Corp.	5.9	Pipeline Transportation | Natural Gas
The Williams Cos., Inc.	5.4	Gathering + Processing
Pembina Pipeline Corp.	4.9	Pipeline Transportation | Petroleum
Plains GP Holdings LP Class A	4.6	Pipeline Transportation | Petroleum
Keyera Corp.	3.9	Pipeline Transportation | Natural Gas
Enterprise Products Partners LP	3.9	Pipeline Transportation | Natural Gas
[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2021

The following graph shows the value, as of November 30, 2021, of a $10,000 investment made on September 29, 2017 (commencement of operations) in R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Energy Infrastructure Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from September 29, 2017 through November 30, 2021.

Average Annual Total Return through November 30, 2021*	One Year	Since Inception
Class A (Commenced September 29, 2017)
Excluding sales charges	38.55%	2.79%
Including sales charges	30.90%	1.41%

Class C (Commenced September 29, 2017)
Excluding contingent deferred sales charges	37.44%	2.05%
Including contingent deferred sales charges	36.41%	2.05%

Institutional (Commenced September 29, 2017)	39.03%	3.19%

Investor (Commenced September 29, 2017)	38.90%	3.06%

Class R6 (Commenced September 29, 2017)	39.13%	3.19%

Class R (Commenced September 29, 2017)	38.33%	2.56%

Class P (Commenced April 16, 2018)	39.13%	4.88%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

FUND BASICS

Index Definitions

The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an index.

The Clean Energy Income Composite Index is comprised of the Eagle North American Renewables Infrastructure Index (50%), Indxx Yieldco and Renewable Energy Income Index (35%), and Eagle Global Renewables Infrastructure Index (15%). It is not possible to invest directly in an unmanaged index.

The Indxx Yieldco and Renewable Energy Income Index is designed to track the performance of income-paying renewable energy companies (RECs) and companies categorized as YieldCos listed in Developed and Emerging Markets.

The Eagle Global Renewables Infrastructure Index provides a benchmark that is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries.

The Eagle North American Renewables Infrastructure Index provides a benchmark that is designed to track the performance of renewables infrastructure or renewables related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade in either the USA and Canada, though assets owned by these companies can have a global reach. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors, and disseminated real-time on a price-return basis (RENEWNA) and on a total-return basis (RENEWNAT).

14

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments

November 30, 2021

Shares	Description	Value

Common Stocks – 99.4%
Biomass/Biofuels – 7.0%
119,330	Aemetis, Inc.(a)*	$2,238,631
60,793	Anaergia, Inc.*	923,709
236,237	Archaea Energy, Inc.*	4,509,764
45,837	Darling Ingredients, Inc.*	3,094,914
144,911	Enviva Partners LP	10,148,117
525,114	National Grid PLC	6,967,766
17,511	Renewable Energy Group, Inc.*	836,676
202,331	Tidewater Renewables Ltd.*	2,179,400

		30,898,977

Distributed Generation/Rooftop Solar* – 3.8%
182,373	Solaria Energia y Medio Ambiente SA	3,406,626
55,589	Sunnova Energy International, Inc.	2,055,125
245,495	Sunrun, Inc.	11,302,590

		16,764,341

Other – 1.4%
330,550	Archaea Energy, Inc. (PIPE)*	6,310,199

Renewable Power Producer – 48.6%
62,530	Albioma SA	2,364,595
364,923	Atlantica Sustainable Infrastructure PLC	13,998,446
551,431	Boralex, Inc. Class A	15,652,188
93,198	Brookfield Renewable Corp. Class A	3,451,122
518,947	Brookfield Renewable Partners LP	18,853,443
93,691	Capital Power Corp.	2,794,338
356,905	Clearway Energy, Inc. Class A	12,323,930
994,891	Drax Group PLC	7,263,862
368,452	EDP Renovaveis SA	9,476,615
180,981	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,294,199
629,874	Innergex Renewable Energy, Inc.	9,348,633
322,146	NextEra Energy Partners LP	27,398,517
919,299	Northland Power, Inc.	27,518,880
152,437	Ormat Technologies, Inc.	11,508,993
118,043	Orsted A/S(b)	15,177,736
137,788	Polaris Infrastructure, Inc.	1,845,515
325,426	RWE AG	12,532,148
929,213	TransAlta Corp.	9,448,884
227,119	TransAlta Renewables, Inc.	3,296,243

		214,548,287

Renewable Technology & Equipment – 3.3%
122,198	Ballard Power Systems, Inc.*	1,852,522
122,745	Eneti, Inc.(a)	1,035,968
21,202	Enphase Energy, Inc.*	5,300,500
9,431	SolarEdge Technologies, Inc.*	3,091,105
103,799	Vestas Wind Systems A/S	3,485,233

		14,765,328

Renewable-Focused Power Infrastructure – 35.3%
4,034	Acciona SA	719,510
827,902	Algonquin Power & Utilities Corp.	11,205,468
126,736	American Electric Power Co., Inc.	10,271,953
63,093	Avangrid, Inc.	3,193,768
120,630	CMS Energy Corp.	7,099,075
151,572	Dominion Energy, Inc.	10,791,926

251,867	E.ON SE	3,107,119
2,003,268	EDP – Energias de Portugal SA	10,977,798
1,459,793	Enel SpA	11,061,381
503,956	Engie SA	7,290,534
835,353	Iberdrola SA	9,382,795
31,288	IDACORP, Inc.	3,273,351
341,378	NextEra Energy, Inc.	29,624,783
37,582	Public Service Enterprise Group, Inc.	2,348,499
389,582	SSE PLC	8,009,369
130,209	Terna – Rete Elettrica Nazionale	968,282
828,718	The AES Corp.	19,375,427
112,511	Xcel Energy, Inc.	7,170,326

		155,871,364

TOTAL COMMON STOCKS
(Cost $455,410,167)		$439,158,496

Units	Description	Value

Special Purpose Acquisition Company*(c)(d) – 0.1%
57,500	ECP Environmental Growth Opportunities Corp. Founder Shares
(Cost $0)		$493,919

Units	Expiration Date	Strike Price	Value

Warrants* – 0.1%
Special Purpose Acquisition Company – 0.1%
Archaea Energy, Inc.
7,065	10/26/27	$11.50	$53,270
ECP Environmental Growth Opportunities Corp.
123,751	02/11/28	11.50	129,939
ECP Environmental Growth Opportunities Corp. Private(c)
94,001	02/11/28	11.50	96,906

TOTAL WARRANT
(Cost $278,699)			$280,115

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(e) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,995,814	0.026%	$1,995,814
(Cost $1,995,814)

TOTAL INVESTMENTS – 100.1%
(Cost $457,684,680)		$441,928,344

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(428,204)

NET ASSETS – 100.0%		$441,500,140

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments (continued)

November 30, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $590,825, which represents approximately 0.1% of the Fund’s net assets as of November 30, 2021. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/2021	$—
ECP Environmental Growth Opportunities Corp. Private Warrants	02/11/2021	141,001

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Represents an affiliated fund.

Investment Abbreviations:
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED PIPE COMMITMENT — At November 30, 2021, the Fund had unfunded PIPE commitments pursuant to a subscription agreement with the following issuer:

Issuer	Shares	Current Value	Unrealized Gain (Loss)
ECP Environmental Growth Opportunities Corp(a)	488,598	$4,710,036	$(175,944)

(a)	Significant unobservable inputs were used in the valuation of this investment; i.e., Level 3.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2021

Shares	Description	Value

Common Stocks – 98.0%
Gathering + Processing – 33.6%
672,563	Antero Midstream Corp.	$6,530,587
187,987	Crestwood Equity Partners LP	4,804,947
215,384	DCP Midstream LP	5,671,061
237,735	Hess Midstream LP Class A	5,886,319
364,659	MPLX LP	10,688,155
339,679	ONEOK, Inc.	20,326,391
468,608	Targa Resources Corp.	24,194,231
600,016	The Williams Cos., Inc.	16,074,429
300,560	Western Midstream Partners LP	5,779,769

		99,955,889

Integrated – 0.5%
61,308	Suncor Energy, Inc.	1,492,850

Marketing | Wholesale – 3.5%
448,551	Gibson Energy, Inc.	8,114,614
57,818	Sunoco LP	2,219,633

		10,334,247

Other – 3.4%
60,002	Anaergia, Inc.*	911,690
80,717	Archaea Energy, Inc (PIPE)*	1,540,888
151,701	Archaea Energy, Inc.*	2,895,972
36,838	Canadian Natural Resources Ltd.	1,503,727
15,869	Darling Ingredients, Inc.*	1,071,475
85,998	Eneti, Inc.	725,823
139,427	Tidewater Renewables Ltd.*	1,501,832

		10,151,407

Other | Liquefaction – 8.3%
231,825	Cheniere Energy, Inc.	24,297,578
141,136	Tellurian, Inc.*	460,103

		24,757,681

Pipeline Transportation | Natural Gas – 24.7%
108,102	DTE Midstream LLC	4,958,639
1,332,236	Energy Transfer LP	11,217,427
541,045	Enterprise Products Partners LP	11,572,953
606,167	Equitrans Midstream Corp.	5,831,326
530,175	Keyera Corp.	11,645,630
694,232	Kinder Morgan, Inc.	10,732,827
376,870	TC Energy Corp.	17,677,444

		73,636,246

Pipeline Transportation | Petroleum – 20.4%
89,257	BP Midstream Partners LP	1,148,738
26,011	Delek Logistics Partners LP	1,104,167
555,387	Enbridge, Inc.	20,838,153
59,505	Holly Energy Partners LP	997,304
103,123	Magellan Midstream Partners LP	4,782,845
128,928	NuStar Energy LP	1,804,992
64,463	PBF Logistics LP	730,366
490,923	Pembina Pipeline Corp.	14,526,509
1,363,671	Plains GP Holdings LP Class A	13,636,710
99,411	Shell Midstream Partners LP	1,133,285

		60,703,069

Power Generation – 0.9%
18,115	NextEra Energy Partners LP	1,540,680
14,328	NextEra Energy, Inc.	1,243,384

		2,784,064

Production + Mining | Hydrocarbon – 2.5%
22,067	Denbury, Inc.*	1,756,975
33,886	Diamondback Energy, Inc.	3,616,653
10,652	EOG Resources, Inc.	926,724
64,054	Marathon Oil Corp.	992,196

		7,292,548

Services | Midstream – 0.2%
60,815	Rattler Midstream LP	647,680

TOTAL COMMON STOCKS
(Cost $181,477,821)		$291,755,681

Units	Description	Value

Special Purpose Acquisition Company*(a)(b) – 0.1%
49,248	ECP Environmental Growth Opportunities Corp. Founder Shares
(Cost $—)		$423,035

Units	Expiration Date	Strike Price	Value

Warrants* – 0.1%
Special Purpose Acquisition Company – 0.1%
Archaea Energy, Inc.
16,525	10/26/27	$11.50	$124,598
ECP Environmental Growth Opportunities Corp.
105,990	02/11/28	11.50	111,290
ECP Environmental Growth Opportunities Corp. Private(b)
80,510	02/11/28	11.50	82,998

TOTAL WARRANTS
(Cost $261,548)			$318,886

Shares	Dividend Rate	Value

Investment Company(c) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,353,533	0.026%	$4,353,533
(Cost $4,353,533)

TOTAL INVESTMENTS – 99.7%
(Cost $186,092,902)		$296,851,135

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		751,886

NET ASSETS – 100.0%		$297,603,021

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

November 30, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $506,033, which represents approximately 0.2% of the Fund’s net assets as of November 30, 2021. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/2021	$—
ECP Environmental Growth Opportunities Corp. Private Warrants	02/11/2021	120,765

(c)	Represents an Affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED PIPE COMMITMENT — At November 30, 2021, the Fund had unfunded PIPE commitments pursuant to a subscription agreement with the following issuer:

Issuer	Shares	Current Value	Unrealized Gain (Loss)
ECP Environmental Growth Opportunities Corp(a)	351,236	$3,385,880	$(126,480)
(a)	Significant unobservable inputs were used in the valuation of this investment; i.e., Level 3.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY FUNDS

Statements of Assets and Liabilities

November 30, 2021

	Clean Energy Income Fund	Energy Infrastructure Fund
Assets:
Investments of unaffiliated issuers, at value (cost $455,688,866 and $181,739,369 respectively)(a)	$439,932,530	$292,497,602
Investments of affiliated issuers, at value (cost $0 and $4,353,533, respectively)	—	4,353,533
Investments in securities lending reinvestment vehicle — affiliated issuer (cost $1,995,814 and $0, respectively)	1,995,814	—
Cash	2,871,224	1,560,625
Foreign currencies, at value (cost $252,969 and $15,147, respectively)	249,220	14,877
Receivables:
Fund shares sold	976,067	189,013
Dividends	862,987	443,004
Foreign tax reclaims	93,379	—
Reimbursement from investment adviser	47,315	1,323
Investments sold	17,948	41,952
Securities lending income	1,096	—
Other assets	54,672	51,289
Total assets	447,102,252	299,153,218

Liabilities:
Unrealized loss on unfunded PIPE commitments	175,944	126,480
Payables:
Fund shares redeemed	2,866,541	958,962
Payable upon return of securities loaned	1,995,814
Management fees	301,745	261,067
Distribution and Service fees and Transfer Agency fees	14,165	8,512
Accrued expenses	247,903	195,176
Total liabilities	5,602,112	1,550,197

Net Assets:
Paid-in capital	439,867,933	206,976,849
Total distributable earnings	1,632,207	90,626,172
NET ASSETS	$441,500,140	$297,603,021
Net Assets:
Class A	$5,194,188	$617,263
Class C	481,290	448,106
Institutional	8,538,011	1,322,773
Investor	5,653,147	56,707
Class R6	71,227	81,455,440
Class R	74,580	55,547
Class P	421,487,697	213,647,185
Total Net Assets	$441,500,140	$297,603,021
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	373,006	64,546
Class C	34,697	46,768
Institutional	612,170	137,924
Investor	405,823	5,914
Class R6	5,107	8,505,864
Class R	5,350	5,788
Class P	30,240,722	22,297,876
Net asset value, offering and redemption price per share:(b)
Class A	$13.93	$9.56
Class C	13.87	9.58
Institutional	13.95	9.59
Investor	13.93	9.59
Class R6	13.95	9.58
Class R	13.94	9.60
Class P	13.94	9.58

(a)	Includes loaned securities having market value of $1,929,539 and $0 respectively.
(b)	Maximum public offering price per share for Class A Shares is $14.74 for the Clean Energy Income Fund and $10.12 for the Energy Infrastructure Fund. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENERGY FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2021

	Clean Energy Income Fund	Energy Infrastructure Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $666,808 and $737,127, respectively)	$6,082,138	$6,294,189

Dividends — affiliated issuers	115	91

Securities lending income — unaffiliated issuers	26,700	—

Total investment income	6,108,953	6,294,280

Expenses:

Management fees	2,943,936	2,871,385

Custody, accounting and administrative services	190,003	72,521

Professional fees	165,427	132,088

Amortization of offering costs	161,242	—

Transfer Agency fees(a)	120,806	87,182

Registration fees	74,342	88,151

Printing and mailing costs	46,689	58,798

Trustee fees	19,642	19,515

Distribution and Service (12b-1) fees(a)	14,764	2,442

Service fees — Class C	683	510

Other	11,086	15,777

Total expenses	3,748,620	3,348,369

Less — expense reductions	(470,277)	(204,238)

Net expenses	3,278,343	3,144,131

NET INVESTMENT INCOME	2,830,610	3,150,149

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	20,264,920	29,908,419

Foreign currency transactions	77,630	49,516

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(27,480,109)	55,791,343

Unfunded PIPE commitments	(175,944)	(126,480)

Foreign currency translation	(4,062)	(9,837)

Net realized and unrealized gain (loss)	(7,317,565)	85,612,961

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,486,955)	$88,763,110

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service(12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Clean Energy Income	$12,349	$2,050	$365	$7,887	$435	$4,967	$2,850	$22	$114	$104,531
Energy Infrastructure	655	1,530	257	417	320	1,247	82	24,181	81	60,854

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY FUNDS

Statements of Changes in Net Assets

	Clean Energy Income Fund		Energy Infrastructure Fund
	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020(a)	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2020
From operations:
Net investment income	$2,830,610	$292,237	$3,150,149	$1,397,497
Net realized gain (loss)	20,342,550	850,358	29,957,935	(37,388,506)
Net change in unrealized gain (loss)	(27,660,115)	11,719,069	55,655,026	53,849,043
Net increase (decrease) in net assets resulting from operations	(4,486,955)	12,861,664	88,763,110	17,858,034

Distributions to shareholders:
From distributable earnings:
Class A Shares	(62,683)	(3,603)	(19,013)	(792)
Class C Shares	(2,210)	—	(10,534)	(1,512)
Institutional Shares	(200,084)	(15,442)	(105,304)	(32,726)
Investor Shares	(40,192)	(118)	(2,271)	(543)
Class R6 Shares	(1,334)	(151)	(3,403,089)	(854,643)
Class R Shares	(916)	—	(1,952)	(481)
Class P Shares	(6,209,067)	(258,820)	(8,970,473)	(1,985,203)
Return of capital:
Class A Shares	—	—	—	(1,960)
Class C Shares	—	—	—	(3,739)
Institutional Shares	—	—	—	(80,937)
Investor Shares	—	—	—	(1,341)
Class R6 Shares	—	—	—	(2,113,673)
Class R Shares	—	—	—	(1,189)
Class P Shares	—	—	—	(4,909,734)
Total distributions to shareholders	(6,516,486)	(278,134)	(12,512,636)	(9,988,473)

From share transactions:
Proceeds from sales of shares	397,857,057	111,708,330	24,727,272	284,094,043
Reinvestment of distributions	6,514,941	278,134	12,460,361	9,846,938
Cost of shares redeemed	(76,266,204)	(172,207)	(57,729,673)	(127,843,592)
Net increase (decrease) in net assets resulting from share transactions	328,105,794	111,814,257	(20,542,040)	166,097,389
TOTAL INCREASE	317,102,353	124,397,787	55,708,434	173,966,950

Net assets:
Beginning of year	124,397,787	—	241,894,587	67,927,637
End of year	$441,500,140	$124,397,787	$297,603,021	$241,894,587

(a)	Commenced operations on June 26, 2020.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Class A Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.60	$10.00

Net investment income(b)	0.06	0.08

Net realized and unrealized gain	0.48	3.55

Total from investment operations	0.54	3.63

Distributions to shareholders from net investment income	(0.16)	(0.03)

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.21)	(0.03)

Net asset value, end of period	$13.93	$13.60

Total return(c)	4.01%	36.27%

Net assets, end of period (in 000s)	$5,194	$1,882

Ratio of net expenses to average net assets	1.26%	1.27	%(d)

Ratio of total expenses to average net assets	1.39%	2.42	%(d)

Ratio of net investment income to average net assets	0.42%	1.54	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Class C Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.58	$10.00

Net investment income(b)	(0.05)	0.03

Net realized and unrealized gain	0.49	3.55

Total from investment operations	0.44	3.58

Distributions to shareholders from net investment income	(0.10)	—

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.15)	—

Net asset value, end of period	$13.87	$13.58

Total return(c)	3.22%	35.80%

Net assets, end of period (in 000s)	$481	$83

Ratio of net expenses to average net assets	2.01%	2.02	%(d)

Ratio of total expenses to average net assets	2.14%	4.85	%(d)

Ratio of net investment income to average net assets	(0.39)%	0.51	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Institutional Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.61	$10.00

Net investment income(b)	0.11	0.08

Net realized and unrealized gain	0.49	3.56

Total from investment operations	0.60	3.64

Distributions to shareholders from net investment income	(0.21)	(0.03)

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.26)	(0.03)

Net asset value, end of period	$13.95	$13.61

Total return(c)	4.45%	36.40%

Net assets, end of period (in 000s)	$8,538	$7,070

Ratio of net expenses to average net assets	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.03%	3.62	%(d)

Ratio of net investment income to average net assets	0.76%	1.52	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Investor Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.61	$10.00

Net investment income(b)	0.07	0.07

Net realized and unrealized gain	0.51	3.56

Total from investment operations	0.58	3.63

Distributions to shareholders from net investment income	(0.21)	(0.02)

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.26)	(0.02)

Net asset value, end of period	$13.93	$13.61

Total return(c)	4.27%	36.33%

Net assets, end of period (in 000s)	$5,653	$68

Ratio of net expenses to average net assets	1.01%	1.02	%(d)

Ratio of total expenses to average net assets	1.14%	3.86	%(d)

Ratio of net investment income to average net assets	0.53%	1.39	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Class R6 Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.61	$10.00

Net investment income(b)	0.11	0.08

Net realized and unrealized gain	0.49	3.56

Total from investment operations	0.60	3.64

Distributions to shareholders from net investment income	(0.21)	(0.03)

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.26)	(0.03)

Net asset value, end of period	$13.95	$13.61

Total return(c)	4.46%	36.40%

Net assets, end of period (in 000s)	$71	$68

Ratio of net expenses to average net assets	0.88%	0.88	%(d)

Ratio of total expenses to average net assets	1.02%	3.72	%(d)

Ratio of net investment income to average net assets	0.75%	1.53	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Class R Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.61	$10.00

Net investment income(b)	0.02	0.05

Net realized and unrealized gain	0.48	3.56

Total from investment operations	0.50	3.61

Distributions to shareholders from net investment income	(0.12)	—

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.17)	—

Net asset value, end of period	$13.94	$13.61

Total return(c)	3.73%	36.10%

Net assets, end of period (in 000s)	$75	$68

Ratio of net expenses to average net assets	1.51%	1.52	%(d)

Ratio of total expenses to average net assets	1.65%	4.36	%(d)

Ratio of net investment income to average net assets	0.13%	0.89	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund
	Class P Shares
	Year Ended November 30, 2021	Period Ended November 30, 2020(a)
Per Share Data

Net asset value, beginning of period	$13.61	$10.00

Net investment income(b)	0.11	0.08

Net realized and unrealized gain	0.48	3.56

Total from investment operations	0.59	3.64

Distributions to shareholders from net investment income	(0.21)	(0.03)

Distributions to shareholders from net realized gains	(0.05)	—

Total distributions	(0.26)	(0.03)

Net asset value, end of period	$13.94	$13.61

Total return(c)	4.39%	36.41%

Net assets, end of period (in 000s)	$421,488	$115,158

Ratio of net expenses to average net assets	0.88%	0.88	%(d)

Ratio of total expenses to average net assets	1.01%	1.85	%(d)

Ratio of net investment income to average net assets	0.78%	1.41	%(d)

Portfolio turnover rate(e)	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Class A Shares
	Year Ended November 30							Period Ended November 30, 2017(a)
	2021	2020		2019		2018
Per Share Data

Net asset value, beginning of period	$7.18	$8.64		$9.26		$9.54		$10.00

Net investment income(b)	0.06	0.03		0.12		0.11		0.01

Net realized and unrealized gain (loss)	2.71	(1.16	)(c)	(0.36	)(c)	(0.12)		(0.40)

Total from investment operations	2.77	(1.13)		(0.24)		(0.01)		(0.39)

Distributions to shareholders from net investment income	(0.39)	(0.05)		(0.23)		(0.11)		(0.03)

Distributions to shareholders from net realized gains	—	(0.05)		—		—		—

Distributions to shareholders from return of capital	—	(0.23)		(0.15)		(0.16)		(0.04)

Total distributions	(0.39)	(0.33)		(0.38)		(0.27)		(0.07)

Net asset value, end of period	$9.56	$7.18		$8.64		$9.26		$9.54

Total return(d)	38.55%	(13.05)%		(2.82)%		(0.21)%		(3.93)%

Net assets, end of period (in 000s)	$617	$68		$55		$48		$48

Ratio of net expenses to average net assets	1.47%	1.48%		1.50%		1.49%		1.49	%(e)

Ratio of total expenses to average net assets	1.53%	1.73%		2.47%		15.71	%(f)	20.57	%(e)

Ratio of net investment income to average net assets	0.68%	0.35%		1.24%		1.14%		0.64	%(e)

Portfolio turnover rate(g)	58%	121%		59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Class C Shares
	Year Ended November 30							Period Ended November 30, 2017(a)
	2021	2020		2019		2018
Per Share Data

Net asset value, beginning of period	$7.20	$8.64		$9.26		$9.54		$10.00

Net investment income (loss)(b)	0.01	(0.02)		0.08		0.04		—	(c)

Net realized and unrealized gain (loss)	2.69	(1.16	)(d)	(0.39	)(d)	(0.12)		(0.41)

Total from investment operations	2.70	(1.18)		(0.31)		(0.08)		(0.41)

Distributions to shareholders from net investment income	(0.32)	(0.02)		(0.19)		(0.08)		(0.02)

Distributions to shareholders from net realized gains	—	(0.05)		—		—		—

Distributions to shareholders from return of capital	—	(0.19)		(0.12)		(0.12)		(0.03)

Total distributions	(0.32)	(0.26)		(0.31)		(0.20)		(0.05)

Net asset value, end of period	$9.58	$7.20		$8.64		$9.26		$9.54

Total return(e)	37.44%	(13.60)%		(3.63)%		(0.86)%		(4.04)%

Net assets, end of period (in 000s)	$448	$135		$154		$48		$48

Ratio of net expenses to average net assets	2.22%	2.23%		2.25%		2.24%		2.24	%(f)

Ratio of total expenses to average net assets	2.28%	2.48%		3.17%		16.47	%(g)	21.32	%(f)

Ratio of net investment income (loss) to average net assets	0.16%	(0.34)%		0.89%		0.39%		(0.11	)%(f)

Portfolio turnover rate(h)	58%	121%		59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Institutional Shares
	Year Ended November 30							Period Ended November 30, 2017(a)
	2021	2020		2019		2018
Per Share Data

Net asset value, beginning of period	$7.19	$8.65		$9.26		$9.54		$10.00

Net investment income(b)	0.10	0.05		0.15		0.15		0.02

Net realized and unrealized gain (loss)	2.70	(1.16	)(c)	(0.35	)(c)	(0.12)		(0.41)

Total from investment operations	2.80	(1.11)		(0.20)		0.03		(0.39)

Distributions to shareholders from net investment income	(0.40)	(0.05)		(0.25)		(0.12)		(0.03)

Distributions to shareholders from net realized gains	—	(0.05)		—		—		—

Distributions to shareholders from return of capital	—	(0.25)		(0.16)		(0.19)		(0.04)

Total distributions	(0.40)	(0.35)		(0.41)		(0.31)		(0.07)

Net asset value, end of period	$9.59	$7.19		$8.65		$9.26		$9.54

Total return(d)	39.03%	(12.74)%		(2.36)%		0.18%		(3.87)%

Net assets, end of period (in 000s)	$1,323	$2,415		$2,606		$2,650		$2,644

Ratio of net expenses to average net assets	1.10%	1.10%		1.11%		1.10%		1.10	%(e)

Ratio of total expenses to average net assets	1.18%	1.35%		2.09%		15.32	%(f)	20.18	%(e)

Ratio of net investment income to average net assets	1.13%	0.74%		1.62%		1.53%		1.03	%(e)

Portfolio turnover rate(g)	58%	121%		59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Investor Shares
	Year Ended November 30,							Period Ended November 30, 2017(a)
	2021	2020		2019		2018
Per Share Data

Net asset value, beginning of period	$7.19	$8.65		$9.26		$9.54		$10.00

Net investment income(b)	0.09	0.04		0.14		0.14		0.01

Net realized and unrealized gain (loss)	2.71	(1.16	)(c)	(0.35	)(c)	(0.13)		(0.40)

Total from investment operations	2.80	(1.12)		(0.21)		0.01		(0.39)

Distributions to shareholders from net investment income	(0.40)	(0.05)		(0.24)		(0.11)		(0.03)

Distributions to shareholders from net realized gains	—	(0.05)		—		—		—

Distributions to shareholders from return of capital	—	(0.24)		(0.16)		(0.18)		(0.04)

Total distributions	(0.40)	(0.34)		(0.40)		(0.29)		(0.07)

Net asset value, end of period	$9.59	$7.19		$8.65		$9.26		$9.54

Total return(d)	38.90%	(12.86)%		(2.50)%		0.04%		(3.90)%

Net assets, end of period (in 000s)	$57	$41		$47		$48		$48

Ratio of net expenses to average net assets	1.22%	1.23%		1.25%		1.24%		1.24	%(e)

Ratio of total expenses to average net assets	1.29%	1.49%		2.23%		15.46	%(f)	20.32	%(e)

Ratio of net investment income to average net assets	0.96%	0.61%		1.49%		1.39%		0.89	%(e)

Portfolio turnover rate(g)	58%	121%		59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Class R6 Shares
	Year Ended November 30,							Period Ended November 30, 2017(a)
	2021	2020		2019		2018
Per Share Data

Net asset value, beginning of period	$7.18	$8.65		$9.26		$9.54		$10.00

Net investment income(b)	0.10	0.06		0.16		0.15		0.02

Net realized and unrealized gain (loss)	2.71	(1.18	)(c)	(0.36	)(c)	(0.12)		(0.41)

Total from investment operations	2.81	(1.12)		(0.20)		0.03		(0.39)

Distributions to shareholders from net investment income	(0.41)	(0.05)		(0.25)		(0.12)		(0.03)

Distributions to shareholders from net realized gains	—	(0.05)		—		—		—

Distributions to shareholders from return of capital	—	(0.25)		(0.16)		(0.19)		(0.04)

Total distributions	(0.41)	(0.35)		(0.41)		(0.31)		(0.07)

Net asset value, end of period	$9.58	$7.18		$8.65		$9.26		$9.54

Total return(d)	39.13%	(12.83)%		(2.35)%		0.19%		(3.87)%

Net assets, end of period (in 000s)	$81,455	$78,375		$47		$48		$48

Ratio of net expenses to average net assets	1.09%	1.09%		1.10%		1.09%		1.09	%(e)

Ratio of total expenses to average net assets	1.17%	1.30%		2.08%		15.31	%(f)	20.17	%(e)

Ratio of net investment income to average net assets	1.10%	0.92%		1.64%		1.54%		1.04	%(e)

Portfolio turnover rate(g)	58%	121%		59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Class R Shares
	Year Ended November 30,							Period Ended November 30, 2017(a)
	2021	2020		2019		2018
Per Share Data

Net asset value, beginning of period	$7.19	$8.65		$9.26		$9.54		$10.00

Net investment income(b)	0.04	0.01		0.09		0.09		0.01

Net realized and unrealized gain (loss)	2.72	(1.17	)(c)	(0.35	)(c)	(0.12)		(0.41)

Total from investment operations	2.76	(1.16)		(0.26)		(0.03)		(0.40)

Distributions to shareholders from net investment income	(0.35)	(0.04)		(0.21)		(0.10)		(0.02)

Distributions to shareholders from net realized gains	—	(0.05)		—		—		—

Distributions to shareholders from return of capital	—	(0.21)		(0.14)		(0.15)		(0.04)

Total distributions	(0.35)	(0.30)		(0.35)		(0.25)		(0.06)

Net asset value, end of period	$9.60	$7.19		$8.65		$9.26		$9.54

Total return(d)	38.33%	(13.34)%		(2.98)%		(0.46)%		(3.97)%

Net assets, end of period (in 000s)	$56	$40		$49		$49		$48

Ratio of net expenses to average net assets	1.72%	1.73%		1.75%		1.74%		1.74	%(e)

Ratio of total expenses to average net assets	1.79%	1.99%		2.73%		15.94	%(f)	20.82	%(e)

Ratio of net investment income to average net assets	0.47%	0.10%		0.99%		0.89%		0.39	%(e)

Portfolio turnover rate(g)	58%	121%		59%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund
	Class P Shares
	Year Ended November 30,					Period Ended November 30, 2018(a)
	2021	2020		2019
Per Share Data

Net asset value, beginning of period	$7.18	$8.64		$9.26		$9.52

Net investment income(b)	0.10	0.06		0.17		0.14

Net realized and unrealized gain (loss)	2.71	(1.17	)(c)	(0.38	)(c)	(0.09)

Total from investment operations	2.81	(1.11)		(0.21)		0.05

Distributions to shareholders from net investment income	(0.41)	(0.05)		(0.25)		(0.12)

Distributions to shareholders from net realized gains	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	(0.25)		(0.16)		(0.19)

Total distributions	(0.41)	(0.35)		(0.41)		(0.31)

Net asset value, end of period	$9.58	$7.18		$8.64		$9.26

Total return(d)	39.13%	(12.74)%		(2.46)%		0.42%

Net assets, end of period (in 000s)	$213,647	$160,821		$64,970		$2,640

Ratio of net expenses to average net assets	1.09%	1.09%		1.10%		1.09	%(e)

Ratio of total expenses to average net assets	1.16%	1.33%		1.92%		4.04	%(e)(f)

Ratio of net investment income to average net assets	1.10%	0.84%		1.78%		2.37	%(e)

Portfolio turnover rate(g)	58%	121%		59%		67%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements

November 30, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Clean Energy Income Fund	A, C, Institutional, Investor, R6, R and P	Non-diversified
Energy Infrastructure Fund	A, C, Institutional, Investor, R6, R and P	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Net investment income distributions, if any, are declared and paid at least semi-annually. Capital gains distributions, if any, are declared and paid annually with respect to the Clean Energy Income Fund and semi-annually with respect to the Energy Infrastructure Fund.

36

GOLDMAN SACHS ENERGY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Clean Energy Income Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

37

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments in Public Equities — The Funds invest in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Special Purpose Acquisition Companies — The Funds invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Value Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3.

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GOLDMAN SACHS ENERGY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Funds entered into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of November 30, 2021:

CLEAN ENERGY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$23,381,241	$102,808,574	$—

North America	312,968,681	—	—

Special Purpose Acquisition Company	—	—	493,919

Warrants	—	280,115	—

Securities Lending Vehicle	1,995,814	—	—

Total	$338,345,736	$103,088,689	$493,919

Derivative Type

Liabilities(b)

Unfunded PIPE Commitment	$—	$—	$(175,944)

ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$291,755,681	$—	$—

Special Purpose Acquisition Company	—	—	423,035

Warrants	—	318,886	—

Investment Company	4,353,533	—	—

Total	$296,109,214	$318,886	$423,035

Derivative Type

Liabilities(b)

Unfunded PIPE Commitment	$—	$—	$(126,480)

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

39

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the fiscal year ended November 30, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Net Management Rate^
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Clean Energy Income Fund	0.80%	0.72%	0.68%	0.67%	0.66%	0.80%
Energy Infrastructure Fund	1.00	0.90	0.86	0.84	0.82	1.00

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended November 30, 2021, GSAM waived $562 and $720 of the Fund’s management fee for the Clean Energy Income and Energy Infrastructure Funds, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Funds, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of the Funds, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2021, Goldman Sachs did retain portion of the sales charges or CDSC for the Clean Energy Income Fund $7,349 and Energy Infrastructure Fund $1,586.

D.  Service Plan — The Trust, on behalf of each Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

40

GOLDMAN SACHS ENERGY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Clean Energy Income Fund and Energy Infrastructure Fund are 0.054% and 0.064%, respectively. These Other Expense limitations will remain in place through at least March 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of a Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statements of Operations for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Funds	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Clean Energy Income	$562	$469,715	$470,277
Energy Infrastructure	720	203,518	204,238

G.  Line of Credit Facility — As of November 30, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended November 30, 2021, Goldman Sachs earned $0 and $20,161 brokerage commissions from portfolio transactions on behalf of the Clean Energy and Energy Infrastructure Funds, respectively.

As of November 30, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Institutional	Investor	Class R6	Class R
Clean Energy Income	6%	—%	100%	95%
Energy Infrastructure	58	100	—	100

41

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended November 30, 2021:

Fund	Underlying Fund	Beginning Value as of November 30, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2021	Shares as of November 30, 2021	Dividend Income
Clean Energy Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$71,146,069	$71,146,069	$—	$—	$115
Energy Infrastructure	Goldman Sachs Financial Square Government Fund — Institutional Shares	1,125,704	33,112,813	29,884,984	4,353,533	4,353,533	91

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2021, were as follows:

Fund	Purchases	Sales
Clean Energy Income	$600,737,708	$267,699,266
Energy Infrastructure	161,314,946	182,386,979

6. SECURITIES LENDING

The Clean Energy Income Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at its last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls

42

GOLDMAN SACHS ENERGY FUNDS

6. SECURITIES LENDING (continued)

resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of May 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the year ended November 30, 2021, are reported under Investment Income on the Statements of Operations. The following table provides information about the Fund’s investment in the Government Money Market Fund for the year ended November 30, 2021.

Fund	Beginning Value as of November 30, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2021
Clean Energy Income	$—	$18,351,758	$(16,355,944)	$1,995,814

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Clean Energy Income	Energy Infrastructure
Distributions paid from:
Ordinary Income	$6,516,486	$12,512,636
Net long-term capital gains	—	—
Total taxable distributions	$6,516,486	$12,512,636

The tax character of distributions paid during the fiscal year ended November 30, 2020 was as follows:

	Clean Energy Income	Energy Infrastructure
Distributions paid from:
Ordinary Income	$278,134	$2,875,900
Net long-term capital gains	—	—
Total taxable distributions	$278,134	$2,875,900
Tax return of capital	$—	$7,112,573

43

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

7. TAX INFORMATION (continued)

As of November 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Clean Energy Income	Energy Infrastructure
Undistributed ordinary income — net	$18,760,375	$4,849,158
Undistributed long-term capital gains	330,863	3,317,586
Total undistributed earnings	$19,091,238	$8,166,744
Capital loss carryforwards:(1)
Perpetual Short-Term	—	—
Timing differences (Late Year Ordinary Loss Deferral)	$(3,705)	$(3,412,657)
Unrealized gains (losses) — net	(17,455,326)	85,872,085
Total accumulated earnings (losses) — net	$1,632,207	$90,626,172

(1)	The Energy Infrastructure Fund utilized $3,572,207 of capital losses in the current fiscal year.

As of November 30, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Clean Energy Income	Energy Infrastructure
Tax Cost	$459,198,960	$210,846,044
Gross unrealized gain	24,176,110	87,513,935
Gross unrealized loss	(41,631,436)	(1,641,850)
Net unrealized security gain (loss)	$(17,455,326)	$85,872,085
The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Clean Energy Income Fund reclassified $48,132 from paid-in capital to distributable earnings for the year ending November 30, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain nondeductible expenses and differences in the tax treatment of partnership investments.

The Energy Infrastructure Fund reclassified $687,855 from distributable earnings to paid-in capital for the year ending November 30, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Clean Energy Sector Risk — The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a

44

GOLDMAN SACHS ENERGY FUNDS

8. OTHER RISKS (continued)

significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability, energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Energy Sector Risk — The Energy Infrastructure Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign

45

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

8. OTHER RISKS (continued)

custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — The Funds focus their investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

46

GOLDMAN SACHS ENERGY FUNDS

8. OTHER RISKS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Special Purpose Acquisition Companies Risk — A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay

47

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

8. OTHER RISKS (continued)

U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase a Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS ENERGY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs Clean Energy Income Fund

	For the Fiscal Year Ended November 30, 2021		For the Period Ended November 30, 2020(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	507,281	$7,429,860	144,779	$1,858,540
Reinvestment of distributions	4,512	62,683	263	3,603
Shares redeemed	(277,210)	(3,902,864)	(6,619)	(85,807)
	234,583	3,589,679	138,423	1,776,336
Class C Shares
Shares sold	36,360	511,850	6,111	65,010
Reinvestment of distributions	159	2,210	—	—
Shares redeemed	(7,932)	(113,832)	(1)	(10)
	28,587	400,228	6,110	65,000
Institutional Shares
Shares sold	653,290	9,386,421	518,197	5,274,880
Reinvestment of distributions	14,325	198,539	1,126	15,442
Shares redeemed	(574,767)	(8,340,621)	(1)	(10)
	92,848	1,244,339	519,322	5,290,312
Investor Shares
Shares sold	416,323	5,841,399	5,001	50,010
Reinvestment of distributions	2,867	40,192	9	118
Shares redeemed	(18,376)	(262,056)	(1)	(10)

	400,814	5,619,535	5,009	50,118
Class R6 Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	96	1,334	11	151
Shares redeemed	—	—	(1)	(10)
	96	1,334	5,011	50,151
Class R Shares
Shares sold	284	3,800	5,001	50,010
Reinvestment of distributions	66	916	—	—
Shares redeemed	—	—	(1)	(10)
	350	4,716	5,000	50,000
Class P Shares
Shares sold	25,911,058	374,683,727	8,450,763	104,359,870
Reinvestment of distributions	447,012	6,209,067	18,892	258,820
Shares redeemed	(4,580,565)	(63,646,831)	(6,438)	(86,350)
	21,777,505	317,245,963	8,463,217	104,532,340

NET INCREASE	22,534,783	$328,105,794	9,142,092	$111,814,257

(a)	Commenced operations on June 26, 2020.

49

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Goldman Sachs Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2021		For the Fiscal Year Ended November 30, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	134,376	$1,311,580	4,488	$32,000
Reinvestment of distributions	1,953	19,013	381	2,752
Shares redeemed	(81,252)	(752,810)	(1,745)	(11,832)
	55,077	577,783	3,124	22,920
Class C Shares
Shares sold	26,988	290,437	5,520	51,500
Reinvestment of distributions	1,077	10,534	722	5,251
Shares redeemed	—	—	(5,402)	(34,840)
	28,065	300,971	840	21,911
Institutional Shares
Shares sold	36,290	332,000	21,155	113,266
Reinvestment of distributions	10,985	105,304	15,741	113,663
Shares redeemed	(245,279)	(2,584,666)	(2,335)	(13,845)
	(198,004)	(2,147,362)	34,561	213,084
Investor Shares
Reinvestment of distributions	235	2,271	260	1,884
	235	2,271	260	1,884
Class R6 Shares
Shares sold	—	—	10,897,877	59,229,000
Reinvestment of distributions	348,448	3,350,814	399,579	2,826,781
Shares redeemed	(2,756,892)	(22,000,000)	(388,584)	(2,786,073)
	(2,408,444)	(18,649,186)	10,908,872	59,269,708
Class R Shares
Shares sold	—	—	541	3,906
Reinvestment of distributions	201	1,952	228	1,670
Shares redeemed	—	—	(862)	(5,827)
	201	1,952	(93)	(251)
Class P Shares
Shares sold	2,699,098	22,793,255	32,643,587	224,664,371
Reinvestment of distributions	929,872	8,970,473	967,797	6,894,937
Shares redeemed	(3,719,117)	(32,392,197)	(18,741,613)	(124,991,175)
	(90,147)	(628,469)	14,869,771	106,568,133

NET (DECREASE) INCREASE	(2,613,017)	$(20,542,040)	25,817,335	$166,097,389

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Clean Energy Income Fund and Goldman Sachs Energy Infrastructure Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Clean Energy Income Fund and Goldman Sachs Energy Infrastructure Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2021, the results of each of their operations, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement(s) of changes in net assets	Financial highlights
Goldman Sachs Clean Energy Income Fund	For the year ended November 30, 2021	For the year ended November 30, 2021 and the period June 26, 2020 through November 30, 2020	For each of the periods indicated therein
Goldman Sachs Energy Infrastructure Fund	For the year ended November 30, 2021	For the two years ended November 30, 2021	For each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS ENERGY FUNDS

Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021, which represents a period of 183 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Clean Energy Income Fund				Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/21*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/21*
Class A
Actual	$1,000.00	$1,044.10		$12.20	$1,000.00	$1,038.10		$8.17
Hypothetical 5% return	1,000.00	1,013.14	+	12.01	1,000.00	1,017.05	+	8.09
Class C
Actual	1,000.00	1,040.10		13.25	1,000.00	1,034.60		3.57
Hypothetical 5% return	1,000.00	1,012.08	+	13.06	1,000.00	1,021.56	+	3.55
Institutional
Actual	1,000.00	1,046.10		6.87	1,000.00	1,040.50		2.76
Hypothetical 5% return	1,000.00	1,018.35	+	6.78	1,000.00	1,022.36	+	2.74
Investor
Actual	1,000.00	1045.10		5.64	1,000.00	1,039.00		2.71
Hypothetical 5% return	1,000.00	1,019.55	+	5.57	1,000.00	1,022.41	+	2.69
Class R6
Actual	1,000.00	1046.20		5.85	1,000.00	1,040.90		5.58
Hypothetical 5% return	1,000.00	1,019.35	+	5.77	1,000.00	1,019.60	+	5.52
Class R
Actual	1,000.00	1,042.20		9.88	1,000.00	1,038.10		3.17
Hypothetical 5% return	1,000.00	1,015.39	+	9.75	1,000.00	1,021.96	+	3.14
Class P
Actual	1,000.00	1,045.60		7.23	1,000.00	1,040.90		4.20
Hypothetical 5% return	1,000.00	1,018.00	+	7.13	1,000.00	1,020.96	+	4.15

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Clean Energy Income	2.38%	2.59%	1.34%	1.10%	1.14%	1.93%	1.41%
Energy Infrastructure	1.60	0.70	0.54	0.53	1.09	0.62	0.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

52

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Clean Energy Income Fund and the Goldman Sachs Energy Infrastructure Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Clean Energy Income Fund, which commenced operations on June 26, 2020; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

53

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with respect to the Energy Infrastructure Fund) ratings compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using

54

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the peer group identified by the Outside Data Provider as of March 31, 2021. The information on the Energy Infrastructure Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed the Energy Infrastructure Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Energy Infrastructure Fund over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered that the Energy Infrastructure Fund had placed in the top half of its peer group for the one-year period and in the third quartile for the three-year period, and underperformed its benchmark index for the one-year period and outperformed for the three-year period ended March 31, 2021. They noted that the Clean Energy Income Fund had launched on June 26, 2020 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020, and profitability data for the Energy Infrastructure Fund was provided for 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

55

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Clean Energy Income Fund	Energy Infrastructure Fund

First $1 billion	0.80%	1.00%

Next $1 billion	0.72	0.90

Next $3 billion	0.68	0.86

Next $3 billion	0.67	0.84

Over $8 billion	0.66	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; (k) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

56

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

57

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

58

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (25 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

59

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Energy Funds – Tax Information (Unaudited)

For the year ended November 30, 2021, 9.04% and 13.59% of the dividends paid from net investment company taxable income by the Goldman Sachs Clean Energy Income and Energy Infrastructure Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended November 30, 2021, 26.48% and 32.27% of the dividends paid from net investment company taxable income by the Goldman Sachs Clean Energy Income and Goldman Sachs Energy Infrastructure Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended November 30, 2021, the Goldman Sachs Clean Energy Income and Energy Infrastructure Funds designate $3,253,029 and $6,312,372, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian Midstream Energy Select Index”, “Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMEI”, “AMEIX”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© Goldman Sachs. All rights reserved. 264890-OTU-1538708 MLPANDEAR-22

Goldman Sachs Funds

Annual Report	November 30, 2021

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Treasury Instruments
Treasury Obligations
Treasury Solutions

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Investment Objective and Principal Investment Strategies

Each of the Goldman Sachs Financial Square Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Prime Obligations Fund and the Goldman Sachs Money Market Fund pursue this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). They may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Treasury Obligations Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos collateralized by U.S. Treasury obligations. The Goldman Sachs Treasury Instruments Fund pursues the investment objective by investing only in U.S. Treasury obligations, the interest from which is generally exempt from state income taxation. The Goldman Sachs Treasury Solutions Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos with the Federal Reserve Bank of New York collateralized by U.S. Treasury obligations. The Goldman Sachs Government Fund pursues the investment objective by investing only in U.S. government securities and repos collateralized by such securities. The Goldman Sachs Federal Instruments Fund pursues the investment objective by investing only in U.S. government securities, the interest from which is generally exempt from state income taxation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended November 30, 2021 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy and the outlook for the U.S. economy.

The Fed held the targeted federal funds rate in a range of between 0% and 0.25% throughout the Reporting Period. In December 2020, when the Reporting Period began, the Fed introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the first quarter of 2021, the Fed revised its economic growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee (“FOMC”).) Fed policymakers also emphasized that they would focus on inflation outcomes rather than inflation outlooks. In May 2021, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that COVID-19 pandemic-related dynamics, such as economic reopening, fiscal policy support and temporary supply shortages, were likely to continue distorting economic data in the near term and could result in a sooner than consensus anticipated withdrawal of Fed monetary policy support. Indeed, during June, the FOMC began to discuss when it might be appropriate to start tapering its asset purchases. The median dot plot projection also forecast two interest rates hikes in 2023. In July 2021, the Fed kept its monetary policy unchanged but noted the U.S. economy was “making progress” towards policymakers’ price stability and employment goals. At its September policy meeting, the FOMC provided notice that asset purchase tapering “may soon be warranted” if the U.S. economy continued to progress towards the Fed’s unemployment and inflation targets, though Fed Chair Jerome Powell noted that economic slack remained significant. In addition, the FOMC acknowledged recent elevated inflation but maintained the view that it was largely transitory and that Fed officials expected inflation to converge to their 2% target over the course of the next few

1

PORTFOLIO RESULTS

years. Meanwhile, the median dot plot projection pointed to an interest rate hike in 2022, followed by three further rate hikes in 2023 and 2024. In October 2021, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” At its November policy meeting, the FOMC said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. The Fed also began to scale back its $120 billion a month asset purchase program, announcing it would reduce its purchases by $15 billion in both November and December 2021.

During the Reporting Period, countries with high COVID-19 vaccination rates largely reopened their economies. At the same time, supply chain issues weighed on manufacturing activity, with worries about the COVID-19 Delta variant dampening — albeit modestly — a rebound in consumer spending on services. That said, coronavirus-sensitive services started to recover in response to high and/or rising vaccination rates and elevated savings rates.

In this environment, the yields of money market funds generally remained stable and close to zero. Investments in U.S. money market funds increased during the Reporting Period, rising from $4.28 trillion to $4.55 trillion, according to iMoneyNet. Money market funds generally remained a viable investment for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields remained rather stable during the Reporting Period primarily because of the economic and market factors discussed above. The money market yield curve steepened substantially, as the market priced in the possibility of three to four 25 basis point rate hikes by the Fed. (A basis point is 1/100th of a percentage point. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

During the Reporting Period, the Funds’ positioning along the money market yield curve and in specific securities was predicated on market expectations that interest rates would remain low despite potential Fed rate hikes in the near- to medium-term and as we continued to monitor FOMC signals on the timing and pace of asset purchase tapering.

Q	How did you manage the Funds during the Reporting Period?

A	Collectively, the Funds had investments in government agency securities, U.S. Treasury securities, asset-backed commercial paper, certificates of deposit, financial company commercial paper, government agency debt, repurchase agreements (“repos”), government agency repos, non-financial company commercial paper, non-U.S. sovereign debt securities, variable rate demand notes (“VRDNs”), time deposits and other instruments during the Reporting Period.

In our commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained weighted average maturities in a range between 13 and 55 days during the Reporting Period. In our government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund), we maintained weighted average maturities in a range between 7 and 60 days. In our government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund), we maintained weighted average maturities between 43 and 59 days during the Reporting Period. At any given time, a Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy.

During the Reporting Period overall, our commercial paper strategies focused their investments on U.S. Treasury securities, VRDNs and repos. Our government repo strategies focused their investments on government agency securities, government agency repos, U.S. Treasury securities and U.S. Treasury repos. Our government non-repo strategies focused their investments on U.S. Treasury securities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Funds, taking into consideration any available maturity shortening features.

2

PORTFOLIO RESULTS

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the Funds at or less than 118 days. In our commercial paper strategies, we managed the Funds’ weighted average life in a range between approximately 31 and 110 days. In our government repo strategies, we managed the Funds’ weighted average life in a range between approximately 75 and 117 days. In our government non-repo strategies, we managed the Funds’ weighted average life in a range between approximately 95 and 118 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected interest rates to remain low in the near term. The Fed had signaled a conclusion of its asset purchases by mid-2022, but its criteria for raising short-term interest rates had not been met. Although liquidity provided by the Fed remained positive at the end of the Reporting Period, the level of that liquidity lessened as asset purchase tapering began in November 2021.

Regarding U.S. economic conditions, we expected to see gradual normalization during 2022. We believed inflationary pressures would moderate as the impact of economic reopening continued to fade, though the sharp rise in energy prices during the Reporting Period and ongoing supply bottlenecks presented near-term upside risks. That said, we saw some firming in the broader inflation environment. Because of the positive economic growth backdrop, inflation near the Fed’s target rate and upside risks to inflation in the near term, we thought the FOMC might hasten the pace of monetary policy normalization through a swifter than consensus expected conclusion to its asset purchase tapering and an earlier timeline for short-term interest rate hikes. (In December 2021, after the end of the Reporting Period, the Fed indicated that “inflation may be more persistent,” projecting three interest rate hikes in 2022 and announcing a faster pace in its asset purchase tapering.)

Looking ahead, the Funds will continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of the Fed’s still accommodative monetary policy. Duration management and duration positioning will continue to play key roles in the management of the Funds. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, regardless of the interest rate environment, we intend to utilize an active management approach to provide the best possible return within the framework of the Funds’ guidelines and objectives. Our investment approach remains tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to navigate the interest rate environment.

3

PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎	Federal Instruments Fund

∎	Government Fund

∎	Treasury Instruments Fund

∎	Treasury Obligations Fund

∎	Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL MONEY MARKET FUNDS

∎	Money Market Fund

∎	Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Financial Square Funds

as of November 30, 2021

PERFORMANCE REVIEW[1,2]

December 1, 2020– November 30, 2021	Fund Total Return (based on NAV)[3] Institutional Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Federal Instruments	0.01%	0.00%	0.02%[6]
Government	0.03	0.03	0.02	[6]
Money Market	0.02	0.02	0.02	[7]
Prime Obligations	0.01	0.02	0.02	[7]
Treasury Instruments	0.01	0.01	0.01	[8]
Treasury Obligations	0.02	0.01	0.01	[9]
Treasury Solutions	0.01	0.01	0.01	[9]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Treasury Obligations, Money Market, and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Treasury Instruments Fund offers eleven separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Loop Class, and Seelaus Class), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), the Prime Obligations Fund offers ten separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource and Drexel Hamilton Class), and the Government Fund offers fifteen separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Drexel Hamilton Class, Loop Class, Seelaus Class, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional, Drexel Hamilton Class, Loop Class, Seelaus Class, and Class R6 Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/ or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[4]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. November 2021. The iMoneyNet Institutional Average represents total return.

[6]	Government & Agencies Institutional–Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[7]	First Tier Institutional–Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[8]	Treasury Institutional–Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional–Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

5

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1,2] AS OF 11/30/21

Funds	7-Day Dist. Yield[11]	SEC 7-Day Effective Yield[12]	30-Day Average Yield[13]	Weighted Avg. Maturity (days)[14]	Weighted Avg. Life (days)[15]

Federal Instruments	0.01%	0.00%	0.01%	47	111
Government	0.03	0.03	0.03	19	108
Money Market	0.06	0.02	0.07	25	110
Prime Obligations	0.02	0.02	0.02	30	108
Treasury Instruments	0.01	0.01	0.01	54	118
Treasury Obligations	0.01	0.01	0.01	7	111
Treasury Solutions	0.01	0.01	0.01	14	112

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[11]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[12]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[13]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[14]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[15]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[16]

As of November 30, 2021

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit - Eurodollar	—	—	0.7%	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	10.6	13.9%	—	—	—

Commercial Paper & Corporate Obligations	—	—	38.1	33.9	—	—	—

Medium Term Note	—	—	0.5	0.5	—	—	—

Repurchase Agreements	—	62.5%	14.6	18.3	—	69.1%	64.3%

Time Deposits	—	—	16.4	10.5	—	—	—

U.S. Government Agency Obligations	30.8%	4.1	1.1	2.2	—	—	—

U.S. Treasury Obligations	69.1	32.8	13.1	13.6	106.6%	30.0	35.6

Variable Rate Municipal Debt Obligations	—	—	3.9	8.9	—	—	—

Variable Rate Obligations	—	—	2.2	2.0	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[17]

As of November 30, 2020

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit - Eurodollar	—	—	1.1%	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	2.9	3.3%	—	—	—

Commercial Paper & Corporate Obligations	—	—	18.0	18.5	—	—	—

Repurchase Agreements	—	32.5%	25.8	25.5	—	35.5%	—

Time Deposits	—	—	8.2	7.4	—	—	—

U.S. Government Agency Obligations	42.9%	16.5	0.5	0.6	—	—	—

U.S. Treasury Obligations	68.7	53.9	32.1	34.9	105.2%	71.5	104.2%

Variable Rate Municipal Debt Obligations	—	—	13.5	13.1	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 30.8%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.10%)
$2,000,000	0.193	%(a)	12/23/21	$2,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.02%)
2,800,000	0.070	(a)	04/05/23	2,799,904
1,400,000	0.073	(a)	05/12/23	1,400,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.03%)
50,000,000	0.080	(a)	07/31/23	50,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
100,000	0.090	(a)	11/09/22	100,024
4,200,000	0.085	(a)	10/23/23	4,199,678
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.06%)
500,000	0.105	(a)	01/31/23	500,207
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
70,000,000	0.196	(a)	04/18/22	70,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.21%)
47,115,000	0.255	(a)	03/17/22	47,118,217
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.25%)
19,000,000	0.300	(a)	02/22/22	19,003,920
Federal Farm Credit Bank (FEDL01 + 0.00%)
2,100,000	0.080	(a)	02/17/23	2,100,000
Federal Farm Credit Bank (FEDL01 + 0.12%)
3,000,000	0.195	(a)	02/14/22	3,000,000
Federal Farm Credit Bank (FEDL01 + 0.17%)
5,400,000	0.250	(a)	01/13/22	5,399,953
Federal Farm Credit Bank (FEDL01 + 0.21%)
3,100,000	0.290	(a)	12/13/21	3,099,992
Federal Farm Credit Bank (Prime Rate – 2.87%)
2,000,000	0.380	(a)	02/07/22	1,999,962
Federal Farm Credit Bank (Prime Rate – 2.96%)
2,700,000	0.290	(a)	12/13/21	2,699,996
Federal Farm Credit Bank (Prime Rate – 3.02%)
4,200,000	0.234	(a)	01/13/22	4,200,000
Federal Farm Credit Bank (Prime Rate – 3.10%)
5,200,000	0.150	(a)	12/02/22	5,200,000
Federal Farm Credit Bank (Prime Rate – 3.11%)
3,800,000	0.140	(a)	11/21/22	3,799,850
Federal Farm Credit Bank (Prime Rate – 3.13%)
1,400,000	0.125	(a)	02/01/23	1,400,000
Federal Farm Credit Bank (Prime Rate – 3.14%)
6,000,000	0.115	(a)	04/08/22	5,999,979
Federal Farm Credit Bank (Prime Rate – 3.15%)
2,300,000	0.105	(a)	04/13/23	2,299,905
Federal Farm Credit Bank (Prime Rate – 3.16%)
4,000,000	0.095	(a)	01/31/22	3,999,973
Federal Farm Credit Bank (Prime Rate – 3.17%)
1,200,000	0.085	(a)	11/25/22	1,200,000
Federal Farm Credit Bank (SOFR + 0.13%)
1,200,000	0.180	(a)	02/11/22	1,200,000
Federal Farm Credit Bank (SOFR + 0.18%)
8,600,000	0.230	(a)	01/14/22	8,598,946
Federal Home Loan Bank
560,000,000	0.044		01/05/22	559,976,589
Federal Home Loan Bank (SOFR + 0.01%)
50,000,000	0.055	(a)	12/20/21	50,000,000
6,350,000	0.055	(a)	12/23/21	6,350,000
Federal Home Loan Bank (SOFR + 0.12%)
2,600,000	0.170	(a)	02/28/22	2,600,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (SOFR + 0.17%)
12,300,000	0.220	%(a)	07/21/22	12,300,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$884,547,095

U.S. Treasury Obligations – 69.1%
United States Treasury Bills
$50,000,000	0.015%		12/02/21	$49,999,979
19,000,000	0.030		12/02/21	18,999,984
500,000	0.035		12/23/21	499,983
88,000,000	0.056		12/30/21	87,996,101
1,500,000	0.058		12/30/21	1,499,931
30,000,000	0.046		01/04/22	29,998,725
159,000,000	0.041		01/06/22	158,993,640
62,100,000	0.051		01/06/22	62,096,895
185,000,000	0.046		01/18/22	184,988,900
85,200,000	0.043		01/27/22	85,194,267
30,000,000	0.056		01/27/22	29,997,388
104,200,000	0.056		02/03/22	104,190,738
14,800,000	0.056		02/08/22	14,798,440
5,800,000	0.041		02/10/22	5,799,542
135,000,000	0.046		02/10/22	134,988,019
59,200,000	0.051		02/15/22	59,193,751
1,900,000	0.056		02/15/22	1,899,779
200,800,000	0.043		02/17/22	200,780,422
39,100,000	0.051		02/17/22	39,095,764
115,000,000	0.056		02/22/22	114,985,417
54,000,000	0.056		03/08/22	53,991,998
110,000,000	0.056		03/15/22	109,982,522
4,400,000	0.056		03/22/22	4,399,254
53,700,000	0.056		04/14/22	53,689,006
1,700,000	0.066		04/21/22	1,699,567
47,500,000	0.061		04/28/22	47,488,283
1,200,000	0.069		04/28/22	1,199,665
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
32,000,000	0.079	(a)	04/30/23	32,002,445
18,100,000	0.064	(a)(b)	07/31/23	18,100,911
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
74,000,000	0.080	(a)	10/31/23	73,998,836
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
16,300,000	0.064	(a)(b)	01/31/23	16,303,777
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
72,900,000	0.155	(a)	07/31/22	72,915,517
24,300,000	0.145	(a)	10/31/22	24,307,959
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
47,500,000	0.164	(a)	04/30/22	47,518,253
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
22,000,000	0.154	(a)	01/31/22	22,004,599

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$2,600,000	2.625%	12/15/21	$2,602,536
6,800,000	2.000	12/31/21	6,810,756
320,000	2.500	01/15/22	320,952
300,000	1.500	01/31/22	300,710
500,000	1.875	01/31/22	501,495
1,846,800	0.125	06/30/22	1,847,071
5,275,000	1.750	07/15/22	5,328,871

TOTAL U.S. TREASURY OBLIGATIONS			$1,983,312,648

TOTAL INVESTMENTS – 99.9%			$2,867,859,743

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			4,201,262

NET ASSETS – 100.0%			$2,872,061,005

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 4.1%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.10%)
$107,000,000	0.193	%(a)	12/23/21	$107,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.02%)
196,300,000	0.070	(a)	04/05/23	196,293,301
98,100,000	0.073	(a)	05/12/23	98,100,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
4,900,000	0.090	(a)	11/09/22	4,901,167
299,100,000	0.085	(a)	10/23/23	299,077,056
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.06%)
33,300,000	0.105	(a)	01/31/23	33,313,793
Federal Farm Credit Bank (FEDL01 + 0.00%)
143,700,000	0.080	(a)	02/17/23	143,700,000
Federal Farm Credit Bank (FEDL01 + 0.12%)
189,100,000	0.195	(a)	02/14/22	189,100,000
Federal Farm Credit Bank (FEDL01 + 0.17%)
367,700,000	0.250	(a)	01/13/22	367,696,784
Federal Farm Credit Bank (FEDL01 + 0.21%)
217,000,000	0.290	(a)	12/13/21	216,999,434
Federal Farm Credit Bank (Prime Rate – 2.87%)
95,500,000	0.380	(a)	02/07/22	95,498,206
Federal Farm Credit Bank (Prime Rate – 2.96%)
193,000,000	0.290	(a)	12/13/21	192,999,685
Federal Farm Credit Bank (Prime Rate – 3.02%)
294,000,000	0.234	(a)	01/13/22	294,000,000
Federal Farm Credit Bank (Prime Rate – 3.10%)
228,100,000	0.150	(a)	12/02/22	228,100,000
Federal Farm Credit Bank (Prime Rate – 3.11%)
165,600,000	0.140	(a)	11/21/22	165,593,475
Federal Farm Credit Bank (Prime Rate – 3.13%)
63,100,000	0.125	(a)	02/01/23	63,100,000
Federal Farm Credit Bank (Prime Rate – 3.14%)
269,000,000	0.115	(a)	04/08/22	268,999,044
Federal Farm Credit Bank (Prime Rate – 3.15%)
145,200,000	0.105	(a)	04/13/23	145,193,981
Federal Farm Credit Bank (Prime Rate – 3.16%)
150,800,000	0.095	(a)	01/31/22	150,798,977
Federal Farm Credit Bank (Prime Rate – 3.17%)
59,400,000	0.085	(a)	11/25/22	59,400,000
Federal Farm Credit Bank (SOFR + 0.18%)
235,600,000	0.230	(a)	01/14/22	235,551,315
Federal Home Loan Bank (SOFR + 0.01%)
300,000,000	0.055	(a)	12/20/21	300,000,000
433,650,000	0.055	(a)	12/23/21	433,650,000
Federal Home Loan Bank (SOFR + 0.17%)
933,500,000	0.220	(a)	07/21/22	933,500,000
Federal Home Loan Mortgage Corp. (SOFR + 0.31%)
498,000,000	0.360	(a)	01/03/22	498,000,000
Federal National Mortgage Association (SOFR + 0.10%)
117,700,000	0.150	(a)	12/03/21	117,698,371
Federal National Mortgage Association (SOFR + 0.34%)
990,725,000	0.390	(a)	12/30/21	990,725,000
993,000,000	0.390	(a)	01/21/22	993,000,000
Federal National Mortgage Association (SOFR + 0.36%)
499,000,000	0.410	(a)	01/20/22	499,000,000
U.S. International Development Finance Corp.
26,000,000	0.000		01/26/22	26,048,446
6,200,000	0.000		07/23/22	6,200,000

U.S. Government Agency Obligations – (continued)
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
600,171,727	0.080	%(a)	12/07/21	600,171,726
192,251,243	0.090	(a)	12/07/21	192,251,242

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$9,145,661,003

U.S. Treasury Obligations – 32.8%
United States Treasury Bills
$3,645,100,000	0.056%		12/02/21	$3,645,094,431
1,108,000,000	0.056		12/23/21	1,107,962,758
1,160,200,000	0.056		12/30/21	1,160,148,596
162,500,000	0.058		12/30/21	162,492,473
3,700,000	0.051		01/06/22	3,699,815
4,600,000,000	0.056		01/27/22	4,599,599,410
2,000,000,000	0.056		02/03/22	1,999,804,441
4,156,000,000	0.056		02/08/22	4,155,561,888
13,600,000	0.056		02/15/22	13,598,421
1,169,300,000	0.056		02/22/22	1,169,151,726
4,158,800,000	0.056		03/08/22	4,158,183,689
1,013,600,000	0.056		04/07/22	1,013,403,330
6,037,600,000	0.056		04/14/22	6,036,363,949
7,455,300,000	0.061		04/28/22	7,453,461,046
136,300,000	0.069		04/28/22	136,261,897
1,466,600,000	0.091		10/06/22	1,465,467,052
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
10,781,735,000	0.079	(a)	04/30/23	10,782,320,654
5,772,500,000	0.064	(a)(b)	07/31/23	5,772,639,808
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
10,302,231,000	0.080	(a)	10/31/23	10,301,875,828
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
4,197,607,000	0.064	(a)(b)	01/31/23	4,198,336,439
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
1,236,800,000	0.155	(a)	07/31/22	1,237,048,519
878,700,000	0.145	(a)	10/31/22	878,945,306
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
11,800,000	0.164	(a)	04/30/22	11,805,604
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
8,050,000	0.154	(a)	01/31/22	8,050,000
United States Treasury Notes
183,000,000	2.625		12/15/21	183,178,704
295,800,000	2.000		12/31/21	296,267,874
949,800,000	2.125		12/31/21	951,404,744
13,858,000	2.500		01/15/22	13,899,235
11,200,000	1.500		01/31/22	11,226,492
22,500,000	1.875		01/31/22	22,567,293

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
$140,196,700	0.125%		06/30/22	$140,217,296
402,150,000	1.750		07/15/22	406,256,959

TOTAL U.S. TREASURY OBLIGATIONS				$73,496,295,677

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$82,641,956,680

Repurchase Agreements(c) – 62.5%
Banco Santander, S.A.
$485,000,000	0.055%		12/01/21	$485,000,000
Maturity Value: $485,000,741

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 02/01/29 to 10/01/51 and Federal National
Mortgage Association, 2.000% to 5.500%, due 07/01/27 to
09/01/57. The aggregate market value of the collateral,
including accrued interest, was $499,550,762.

500,000,000	0.055		12/01/21	500,000,000
Maturity Value: $500,000,764

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 04/01/41 to 10/01/51, Federal National Mortgage
Association, 2.500% to 5.000%, due 01/01/30 to 01/01/57, U.S.
Treasury Bonds, 1.750% to 2.500%, due 08/15/41 to 05/15/46,
a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26
and U.S. Treasury Notes, 0.125% to 1.250%, due 03/31/23 to
02/15/31. The aggregate market value of the collateral,
including accrued interest, was $514,293,657.

Bank of Montreal
200,000,000	0.050		12/01/21	200,000,000
Maturity Value: $200,000,278
Collateralized by Federal National Mortgage Association, 2.000% to 4.500%, due 07/01/44 to 12/01/51. The aggregate market value of the collateral, including accrued interest, was $206,000,001.
218,000,000	0.055	(d)	12/06/21	218,000,000
Maturity Value: $218,029,642
Settlement Date: 09/08/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
01/11/22, U.S. Treasury Bonds, 2.000% to 3.000%, due
11/15/44 to 02/15/50, a U.S. Treasury Inflation-Indexed Bond,
0.125%, due 02/15/51, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.250%, due 01/15/25 to 07/15/31 and U.S. Treasury
Notes, 0.250% to 2.750%, due 05/31/23 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $222,360,078.

216,000,000	0.055	(d)	12/07/21	216,000,000
Maturity Value: $216,046,531
Settlement Date: 08/26/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
01/11/22, U.S. Treasury Bonds, 1.750% to 3.875%, due
08/15/40 to 11/15/45, a U.S. Treasury Inflation-Indexed Bond,
0.750%, due 02/15/45, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.625%, due 01/15/24 to 10/15/26, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/29 to
08/15/32 and U.S. Treasury Notes, 0.125% to 3.125%, due
02/28/22 to 11/15/28. The aggregate market value of the
collateral, including accrued interest, was $220,320,076.

Repurchase Agreements(c) – (continued)
Bank of Montreal – (continued)
218,000,000	0.055	%(d)	12/07/21	218,000,000
Maturity Value: $218,060,284
Settlement Date: 09/01/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
01/11/22, U.S. Treasury Bonds, 1.875% to 4.375%, due
11/15/39 to 11/15/51, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 02/15/29 and U.S. Treasury Notes,
0.375% to 2.750%, due 02/28/22 to 06/30/28. The aggregate
market value of the collateral, including accrued interest, was
$222,360,037.

221,000,000	0.055	(d)	12/07/21	221,000,000
Maturity Value: $221,030,726
Settlement Date: 11/18/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
01/11/22, U.S. Treasury Bonds, 2.750% to 3.625%, due
08/15/43 to 11/15/47, U.S. Treasury Inflation-Indexed Bonds,
0.125% to 1.000%, due 02/15/46 to 02/15/51, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 10/15/26 to
07/15/31 and U.S. Treasury Notes, 0.250% to 2.750%, due
08/31/22 to 11/15/30. The aggregate market value of the
collateral, including accrued interest, was $225,420,092.

432,000,000	0.055	(d)	12/07/21	432,000,000
Maturity Value: $432,083,821
Settlement Date: 08/25/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
12/30/21, U.S. Treasury Bonds, 1.750% to 3.000%, due
08/15/41 to 02/15/49, a U.S. Treasury Floating Rate Note,
0.084%, due 04/30/23, a U.S. Treasury Inflation-Indexed Bond,
0.750%, due 02/15/45, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.625%, due 01/15/22 to 01/15/25, a U.S. Treasury
Interest-Only Stripped Security, 0.000%, due 02/15/29 and U.S.
Treasury Notes, 0.125% to 2.875%, due 06/30/22 to 02/15/31.
The aggregate market value of the collateral, including accrued interest, was $440,640,041.

40,000,000	0.060	(d)	12/07/21	40,000,000
Maturity Value: $40,012,067
Settlement Date: 09/14/21

Collateralized by Federal National Mortgage Association, 2.000%
to 4.000%, due 05/01/41 to 11/01/51 and Government National
Mortgage Association, 3.000%, due 11/20/51. The aggregate
market value of the collateral, including accrued interest, was
$41,200,001.

250,000,000	0.060	(d)	12/07/21	250,000,000
Maturity Value: $250,040,001
Settlement Date: 10/22/21

Collateralized by Federal Home Loan Bank, 0.550%, due
09/23/24, Federal Home Loan Mortgage Corp., 2.000% to
3.000%, due 04/01/51 to 11/01/51, Federal National Mortgage
Association, 1.500% to 4.500%, due 06/01/39 to 12/01/51 and
Government National Mortgage Association, 2.500%, due
11/15/51. The aggregate market value of the collateral,
including accrued interest, was $257,491,633.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Bank of Montreal – (continued)
$530,000,000	0.070	%(d)	12/07/21	$530,000,000
Maturity Value: $530,190,648
Settlement Date: 07/19/21

Collateralized by Federal Farm Credit Bank, 2.480% to 4.440%,
due 12/27/33 to 11/17/36, Federal Home Loan Mortgage Corp.,
2.000% to 4.000%, due 08/01/39 to 12/01/51, Federal National
Mortgage Association, 2.000% to 4.500%, due 03/01/22 to
12/01/51 and Government National Mortgage Association,
1.500% to 6.000%, due 08/20/34 to 11/20/51. The aggregate
market value of the collateral, including accrued interest, was
$545,816,154.

24,750,000	0.100	(d)	12/07/21	24,750,000
Maturity Value: $24,775,025
Settlement Date: 07/30/21

Collateralized by Federal Home Loan Bank, 0.550%, due
09/23/24, Federal National Mortgage Association, 2.000%, due
11/01/51 to 12/01/51 and Government National Mortgage
Association, 2.500%, due 11/20/51. The aggregate market
value of the collateral, including accrued interest, was
$25,491,722.

Barclays Bank PLC
1,326,000,000	0.050		12/01/21	1,326,000,000
Maturity Value: $1,326,001,842

Collateralized by U.S. Treasury Bills, 0.000%, due 12/16/21 to
02/17/22, U.S. Treasury Bonds, 2.375% to 2.875%, due
05/15/43 to 05/15/51 and U.S. Treasury Notes, 0.125% to
2.000%, due 01/31/23 to 08/31/28. The aggregate market value of the collateral, including accrued interest, was
$1,352,521,930.

BNP Paribas
323,500,000	0.050		12/01/21	323,500,000
Maturity Value: $323,500,449

Collateralized by Federal Home Loan Bank, 3.375%, due
03/12/38, Federal Home Loan Mortgage Corp., 0.000% to
6.000%, due 06/01/27 to 10/01/51, Federal National Mortgage
Association, 1.500% to 6.000%, due 06/01/28 to 10/01/51,
Government National Mortgage Association, 2.000% to
4.500%, due 06/20/41 to 10/20/51, U.S. Treasury Bills,
0.000%, due 12/28/21 to 02/24/22, a U.S. Treasury Bond,
7.500%, due 11/15/24, U.S. Treasury Inflation-Indexed Bonds,
1.000% to 2.375%, due 01/15/27 to 02/15/49, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.500%, due 07/15/23 to
07/15/24, U.S. Treasury Notes, 0.125% to 2.625%, due
07/31/22 to 05/15/26 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/46 to 02/15/51. The
aggregate market value of the collateral, including accrued
interest, was $331,321,808.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$430,000,000	0.055	%(d)	12/07/21	$430,000,000
Maturity Value: $430,119,566
Settlement Date: 06/29/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 03/08/22,
U.S. Treasury Bonds, 2.750% to 4.750%, due 05/15/39 to
11/15/42, U.S. Treasury Inflation-Indexed Bonds, 1.000% to
3.625%, due 01/15/25 to 02/15/46, a U.S. Treasury Inflation-
Indexed Note, 0.375%, due 01/15/27, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 02/15/31 to 02/15/41,
U.S. Treasury Notes, 1.250% to 2.750%, due 04/15/22 to
06/30/28 and U.S. Treasury Principal-Only Stripped Securities,
0.000%, due 02/15/40 to 05/15/40. The aggregate market value of the collateral, including accrued interest, was $438,599,999.

435,000,000	0.060	(d)	12/07/21	435,000,000
Maturity Value: $435,131,953
Settlement Date: 06/18/21

Collateralized by U.S. Treasury Bonds, 4.375% to 7.250%, due
08/15/22 to 05/15/40, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.375%, due 01/15/25 to 02/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 07/15/22 to
07/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/30 to 08/15/48, U.S. Treasury Notes,
1.375% to 2.875%, due 08/15/22 to 05/15/28 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 08/15/40 to
11/15/40. The aggregate market value of the collateral,
including accrued interest, was $443,700,001.

867,500,000	0.060	(d)	12/07/21	867,500,000
Maturity Value: $867,763,147
Settlement Date: 09/20/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/30/21 to
03/24/22, U.S. Treasury Bonds, 2.250% to 7.250%, due
08/15/22 to 11/15/49, U.S. Treasury Floating Rate Notes,
0.105%, due 07/31/22 to 10/31/22, U.S. Treasury Inflation-
Indexed Bonds, 0.250% to 3.875%, due 01/15/25 to 02/15/50,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.375%, due
01/15/22 to 01/15/30, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/28 to 02/15/40, U.S. Treasury
Notes, 0.125% to 3.125%, due 01/31/22 to 11/15/28 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/43 to 11/15/48. The aggregate market value of the
collateral, including accrued interest, was $884,850,002.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$995,000,000	0.060	%(d)	12/07/21	$995,000,000
Maturity Value: $995,301,823
Settlement Date: 08/19/21

Collateralized by Federal Farm Credit Bank, 3.050% to 3.560%,
due 10/24/30 to 05/17/33, Federal Home Loan Bank, 3.375%,
due 03/12/38, Federal Home Loan Mortgage Corp., 2.500% to
6.500%, due 12/01/27 to 09/01/51, Federal National Mortgage
Association, 0.000% to 6.000%, due 09/01/22 to 12/01/51,
Federal National Mortgage Association Stripped Securities,
0.000%, due 05/15/22 to 11/15/30, Government National
Mortgage Association, 2.000% to 6.500%, due 09/15/24 to
10/20/51, U.S. Treasury Bills, 0.000%, due 12/23/21 to
05/26/22, U.S. Treasury Bonds, 3.125% to 5.250%, due
02/15/29 to 05/15/48, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.500%, due 01/15/29 to 02/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.375% to 0.750%, due 01/15/27 to
07/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/24 to 05/15/48, U.S. Treasury Notes,
0.250% to 1.750%, due 07/15/22 to 08/31/25 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 08/15/27 to
11/15/48. The aggregate market value of the collateral,
including accrued interest, was $1,020,110,176.

1,180,000,000	0.060	(d)	12/07/21	1,180,000,000
Maturity Value: $1,180,357,940
Settlement Date: 09/07/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 03/22/22,
U.S. Treasury Inflation-Indexed Bonds, 0.125% to 1.000%, due
02/15/42 to 02/15/51, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/24 to 11/15/36, U.S. Treasury
Notes, 0.500% to 1.500%, due 07/31/26 to 11/30/28 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
11/15/22 to 05/15/44. The aggregate market value of the
collateral, including accrued interest, was $1,203,600,002.

2,160,000,000	0.060	(d)	12/07/21	2,160,000,000
Maturity Value: $2,160,655,213
Settlement Date: 08/19/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/09/21 to
06/16/22, U.S. Treasury Bonds, 2.000% to 7.250%, due
08/15/22 to 08/15/51, U.S. Treasury Floating Rate Notes,
0.079% to 0.105%, due 10/31/22 to 07/31/23, U.S. Treasury
Inflation-Indexed Bonds, 0.625% to 3.875%, due 01/15/25 to
02/15/49, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.875%, due 01/15/22 to 07/15/31, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 08/15/25 to 05/15/49, U.S.
Treasury Notes, 0.125% to 2.875%, due 02/28/22 to 11/15/27
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 11/15/22 to 02/15/51. The aggregate market value of the
collateral, including accrued interest, was $2,203,199,996.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
2,450,000,000	0.060	%(d)	12/07/21	2,450,000,000
Maturity Value: $2,450,743,182
Settlement Date: 09/07/21

Collateralized by Federal Farm Credit Bank, 1.950% to 4.080%,
due 02/01/34 to 12/22/45,Federal Home Loan Bank, 3.500% to
5.250%, due 12/09/22 to 01/24/39,Federal Home Loan
Mortgage Corp., 0.000% to 8.000%, due 12/11/25 to 09/01/51,
Federal Home Loan Mortgage Corp. Stripped Security,
0.000%, due 03/15/28, Federal National Mortgage Association,
2.000% to 8.000%, due 09/01/22 to 02/01/57, Federal National
Mortgage Association Stripped Securities, 0.000%, due
05/15/22 to 01/15/33, Government National Mortgage
Association, 2.000% to 7.000%, due 07/15/24 to 10/20/51, U.S.
Treasury Bills, 0.000%, due 01/06/22 to 04/07/22, a U.S.
Treasury Bond, 6.250%, due 08/15/23, U.S. Treasury Inflation-
Indexed Bonds, 0.125% to 3.625%, due 04/15/28 to 02/15/51,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.250%, due
01/15/22 to 01/15/25, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 08/15/30, U.S. Treasury Notes, 0.125%
to 2.750%, due 03/31/22 to 11/30/28 and a U.S. Treasury
Principal-Only Stripped Security, 0.000%, due 05/15/40. The
aggregate market value of the collateral, including accrued
interest, was $2,508,840,328.

500,000,000	0.070	(d)	12/07/21	500,000,000
Maturity Value: $500,176,940
Settlement Date: 06/17/21

Collateralized by U.S. Treasury Bonds, 3.000% to 7.250%, due
08/15/22 to 02/15/48, a U.S. Treasury Floating Rate Note,
0.105%, due 10/31/22, U.S. Treasury Inflation-Indexed Bonds,
0.125% to 3.875%, due 04/15/28 to 02/15/51, U.S. Treasury
Inflation-Indexed Notes, 0.375% to 0.750%, due 07/15/27 to
07/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/26 to 05/15/48, U.S. Treasury Notes,
0.625% to 2.250%, due 02/28/22 to 05/15/30 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/40 to
02/15/51. The aggregate market value of the collateral,
including accrued interest, was $510,000,000.

1,650,000,000	0.070	(d)	12/07/21	1,650,000,000
Maturity Value: $1,650,583,903
Settlement Date: 06/17/21

Collateralized by Federal Farm Credit Bank, 1.950% to 3.650%,
due 07/18/34 to 12/22/45, Federal Home Loan Bank, 3.930% to
3.940%, due 07/11/33 to 08/08/33, Federal Home Loan
Mortgage Corp., 0.000% to 8.000%, due 12/11/25 to 12/01/51,
Federal National Mortgage Association, 2.000% to 7.000%,
due 11/01/23 to 10/01/56, Federal National Mortgage
Association Stripped Securities, 0.000%, due 05/15/22 to
11/15/30, Government National Mortgage Association, 2.000%
to 7.000%, due 09/15/24 to 10/20/51, U.S. Treasury Bills,
0.000%, due 12/23/21 to 03/22/22, U.S. Treasury Inflation-
Indexed Bonds, 0.625% to 3.625%, due 01/15/27 to 02/15/43, a
U.S. Treasury Inflation-Indexed Note, 0.375%, due 07/15/23,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
11/15/32 to 08/15/45, U.S. Treasury Notes, 0.125% to 2.750%,
due 12/15/21 to 08/15/31 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 02/15/36. The aggregate market value of the collateral, including accrued interest, was
$1,688,937,484.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BofA Securities, Inc.
$400,000,000	0.000%		12/01/21	$400,000,000
Maturity Value: $400,000,000
Collateralized by U.S. Treasury Notes, 0.500% to 1.625%, due 11/30/23 to 05/15/31. The aggregate market value of the collateral, including accrued interest, was $408,000,017.
361,200,000	0.050		12/01/21	361,200,000
Maturity Value: $361,200,502
Collateralized by Government National Mortgage Association, 2.500% to 3.500%, due 06/20/47 to 10/20/51. The aggregate market value of the collateral, including accrued interest, was $372,036,000.
500,000,000	0.050		12/01/21	500,000,000
Maturity Value: $500,000,694
Collateralized by a U.S. Treasury Note, 1.625%, due 05/15/31. The market value of the collateral, including accrued interest, was $510,000,030.
500,000,000	0.059	(d)	12/07/21	500,000,000
Maturity Value: $500,148,764
Settlement Date: 09/17/21
Collateralized by Federal Home Loan Mortgage Corp., 1.500% to 5.000%, due 10/01/27 to 12/01/51. The aggregate market value of the collateral, including accrued interest, was $515,000,000.

Canadian Imperial Bank of Commerce
237,000,000	0.050		12/01/21	237,000,000
Maturity Value: $237,000,329

Collateralized by a U.S. Treasury Bill, 0.000%, due 12/31/21,
U.S. Treasury Bonds, 1.125% to 3.125%, due 05/15/40 to
11/15/49, a U.S. Treasury Floating Rate Note, 0.164%, due
04/30/22, U.S. Treasury Inflation-Indexed Bonds, 2.375% to
2.500%, due 01/15/25 to 01/15/29, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 0.375%, due 07/15/22 to 01/15/31
and U.S. Treasury Notes, 0.125% to 2.875%, due 12/31/22 to
02/15/29. The aggregate market value of the collateral,
including accrued interest, was $241,740,083.

178,000,000	0.055	(d)	12/07/21	178,000,000
Maturity Value: $178,025,019
Settlement Date: 10/06/21

Collateralized by U.S. Treasury Bonds, 2.000% to 3.125%, due
08/15/45 to 08/15/51, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.500%, due 01/15/29 to 02/15/49, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 07/15/22 to
07/15/28 and U.S. Treasury Notes, 0.125% to 3.125%, due
05/15/23 to 05/15/31. The aggregate market value of the
collateral, including accrued interest, was $181,560,060.

267,000,000	0.055	(d)	12/07/21	267,000,000
Maturity Value: $267,073,834
Settlement Date: 10/06/21

Collateralized by U.S. Treasury Bonds, 1.125% to 3.000%, due
05/15/40 to 08/15/51, a U.S. Treasury Inflation-Indexed Bond,
0.875%, due 02/15/47, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.750%, due 07/15/22 to 07/15/29 and U.S. Treasury
Notes, 0.125% to 0.625%, due 12/31/22 to 12/31/27. The
aggregate market value of the collateral, including accrued
interest, was $272,340,020.

Repurchase Agreements(c) – (continued)
Canadian Imperial Bank of Commerce – (continued)
885,000,000	0.055	(d)	12/07/21	885,000,000
Maturity Value: $885,082,478
Settlement Date: 11/26/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/31/21 to
07/14/22, U.S. Treasury Bonds, 1.125% to 3.125%, due
05/15/40 to 08/15/51, a U.S. Treasury Floating Rate Note,
0.164%, due 04/30/22, U.S. Treasury Inflation-Indexed Bonds,
0.250% to 3.625%, due 01/15/25 to 02/15/50, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 07/15/22 to
07/15/31 and U.S. Treasury Notes, 0.125% to 3.125%, due
07/31/22 to 05/15/31. The aggregate market value of the
collateral, including accrued interest, was $902,700,004.

896,000,000	0.055	(d)	12/07/21	896,000,000
Maturity Value: $896,249,141
Settlement Date: 06/24/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
4.500%, due 01/01/29 to 09/01/51, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 03/15/31,
Federal National Mortgage Association, 2.000% to 6.000%,
due 08/01/33 to 11/01/51, Federal National Mortgage
Association Stripped Security, 0.000%, due 03/23/28 and
Government National Mortgage Association, 2.000% to
6.500%, due 05/15/32 to 11/20/51. The aggregate market value of the collateral, including accrued interest, was $922,868,848.

990,000,000	0.055	(d)	12/07/21	990,000,000
Maturity Value: $990,272,254
Settlement Date: 07/28/21

Collateralized by Federal Farm Credit Bank, 2.350%, due
09/27/41, Federal Home Loan Bank, 2.470% to 4.030%, due
02/14/34 to 03/23/40, Federal Home Loan Mortgage Corp.,
0.000% to 4.500%, due 01/04/27 to 09/01/51, Federal Home
Loan Mortgage Corp. Stripped Security, 0.000%, due 07/15/32,
Federal National Mortgage Association, 2.000% to 5.000%,
due 11/01/27 to 10/01/51, Federal National Mortgage
Association Stripped Securities, 0.000%, due 03/23/28 to
11/15/30 and Government National Mortgage Association,
2.000% to 6.000%, due 07/15/37 to 09/20/51. The aggregate
market value of the collateral, including accrued interest, was
$1,018,941,423.

995,000,000	0.055	(d)	12/07/21	995,000,000
Maturity Value: $995,276,669
Settlement Date: 06/24/21

Collateralized by Federal Home Loan Bank, 2.470%, due
03/23/40, Federal Home Loan Mortgage Corp., 2.000% to
7.000%, due 10/01/31 to 11/01/51, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 07/15/32,
Federal National Mortgage Association, 2.000% to 5.500%,
due 09/01/36 to 07/01/60, Federal National Mortgage
Association Stripped Security, 0.000%, due 11/15/30 and
Government National Mortgage Association, 2.000% to
6.500%, due 04/15/32 to 11/20/51. The aggregate market value of the collateral, including accrued interest, was
$1,024,831,765.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Canadian Imperial Bank of Commerce – (continued)
$1,000,000,000	0.055	%(d)	12/07/21	$1,000,000,000
Maturity Value: $1,000,275,004
Settlement Date: 07/23/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 12/31/21,
U.S. Treasury Bonds, 1.125% to 3.125%, due 05/15/40 to
08/15/51, a U.S. Treasury Floating Rate Note, 0.164%, due
04/30/22, U.S. Treasury Inflation-Indexed Bonds, 0.125% to
1.000%, due 02/15/48 to 02/15/51, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 0.750%, due 07/15/22 to 01/15/31
and U.S. Treasury Notes, 0.125% to 3.125%, due 05/31/22 to
05/15/31. The aggregate market value of the collateral,
including accrued interest, was $1,020,000,000.

1,492,500,000	0.055	(d)	12/07/21	1,492,500,000
Maturity Value: $1,492,919,564
Settlement Date: 08/18/21

Collateralized by Federal Home Loan Bank, 3.200% to 4.030%,
due 11/29/32 to 09/27/35, Federal Home Loan Mortgage Corp.,
2.000% to 7.000%, due 05/01/29 to 11/01/51, Federal Home
Loan Mortgage Corp. Stripped Securities, 0.000%, due
03/15/31 to 07/15/32, Federal National Mortgage Association,
2.000% to 5.000%, due 02/01/28 to 07/01/60, Federal National
Mortgage Association Stripped Securities, 0.000%, due
03/23/28 to 07/15/37 and Government National Mortgage
Association, 2.000% to 5.000%, due 04/20/44 to 11/20/51. The
aggregate market value of the collateral, including accrued
interest, was $1,536,740,489.

Citibank, N.A. (Overnight MBS + 0.01%)
1,000,000,000	0.070	(a)	12/10/21	1,000,000,000
Maturity Value: $1,002,206,894
Settlement Date: 11/01/18

Collateralized by Federal Farm Credit Bank, 0.125% to 4.800%,
due 12/08/21 to 10/15/49,Federal Home Loan Bank, 0.125% to
5.625%, due 08/12/22 to 01/24/39,Federal Home Loan
Mortgage Corp., 0.000% to 8.500%, due 01/13/22 to 12/01/51,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 09/15/25 to 03/15/30, Federal National Mortgage
Association, 0.500% to 7.250%, due 01/11/22 to 12/01/51,
Federal National Mortgage Association Stripped Securities,
0.000%, due 11/15/25 to 05/15/30, Government National
Mortgage Association, 2.000% to 10.000%, due 08/15/22 to
11/20/51, Tennessee Valley Authority, 0.000% to 7.125%, due
03/15/22 to 09/15/65, U.S. Treasury Bills, 0.000%, due
12/02/21 to 09/08/22, U.S. Treasury Bonds, 1.125% to 7.625%,
due 08/15/22 to 11/15/51, U.S. Treasury Floating Rate Notes,
0.084% to 0.204%, due 01/31/22 to 04/30/23, U.S. Treasury
Inflation-Indexed Bonds, 0.625% to 3.875%, due 01/15/27 to
02/15/49, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.875%, due 07/15/22 to 07/15/30 and U.S. Treasury Notes,
0.125% to 3.125%, due 12/31/21 to 11/15/31. The aggregate
market value of the collateral, including accrued interest, was
$1,020,000,233.

Repurchase Agreements(c) – (continued)
Citigroup Global Markets Inc.
299,100,000	0.055		12/01/21	299,100,000
Maturity Value: $299,100,457

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
2.000%, due 01/15/26, a U.S. Treasury Inflation-Indexed Note,
0.625%, due 01/15/26 and U.S. Treasury Notes, 0.375% to
3.000%, due 10/31/25 to 01/31/26. The aggregate market value of the collateral, including accrued interest, was $305,082,038.

850,000,000	0.060		12/01/21	850,000,000
Maturity Value: $850,001,417

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to
4.500%, due 10/01/26 to 11/01/51, Federal National Mortgage
Association, 2.000% to 5.000%, due 06/01/23 to 11/01/51,
Government National Mortgage Association, 2.000% to
4.000%, due 11/20/51 and U.S. Treasury Notes, 0.125% to
0.250%, due 05/31/22 to 07/31/25. The aggregate market value of the collateral, including accrued interest, was $867,000,047.

Credit Agricole Corporate and Investment Bank
150,000,000	0.000		12/01/21	150,000,000
Maturity Value: $150,000,000

Collateralized by Government National Mortgage Association,
3.000% to 4.000%, due 11/20/44 to 10/20/51 and a U.S.
Treasury Interest-Only Stripped Security, 0.000%, due
11/15/28. The aggregate market value of the collateral,
including accrued interest, was $154,478,330.

300,000,000	0.050		12/01/21	300,000,000
Maturity Value: $300,000,417
Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 4.500%, due 08/01/36 to 10/01/51. The aggregate market value of the collateral, including accrued interest, was $308,999,999.
860,000,000	0.050		12/01/21	860,000,000
Maturity Value: $860,001,194
Collateralized by U.S. Treasury Notes, 0.250% to 2.250%, due 01/15/23 to 02/15/27. The aggregate market value of the collateral, including accrued interest, was $877,200,022.
Daiwa Capital Markets America Inc.
1,000,000,000	0.050		12/01/21	1,000,000,000
Maturity Value: $1,000,001,389

Collateralized by Federal Farm Credit Bank, 0.063% to 0.290%,
due 03/29/23 to 10/12/23, Federal Home Loan Bank, 1.750%,
due 09/12/25, Federal Home Loan Mortgage Corp., 2.000% to
5.500%, due 09/01/28 to 10/01/51, Federal National Mortgage
Association, 1.500% to 7.000%, due 11/01/25 to 03/01/52,
Government National Mortgage Association, 1.500% to
5.000%, due 09/15/33 to 10/20/51, U.S. Treasury Bills,
0.000%, due 12/23/21 to 10/06/22, U.S. Treasury Bonds,
1.375% to 6.250%, due 08/15/23 to 11/15/43, a U.S. Treasury
Floating Rate Note, 0.105%, due 07/31/22, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/23 to
05/15/23 and U.S. Treasury Notes, 1.375% to 2.750%, due
12/31/21 to 10/31/24. The aggregate market value of the
collateral, including accrued interest, was $1,024,130,685.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Deutsche Bank Securities Inc.
$650,000,000	0.050%		12/01/21	$650,000,000
Maturity Value: $650,000,903
Collateralized by U.S. Treasury Notes, 0.250% to 2.875%, due 02/15/24 to 06/30/28. The aggregate market value of the collateral, including accrued interest, was $663,000,026.
750,000,000	0.050		12/01/21	750,000,000
Maturity Value: $750,001,042

Collateralized by Federal Farm Credit Bank, 1.550% to 3.200%,
due 12/28/21 to 02/09/29, Federal Home Loan Bank, 0.125% to
5.750%, due 12/10/21 to 03/08/30, Federal Home Loan
Mortgage Corp., 0.000% to 6.750%, due 01/13/22 to 09/15/29,
Federal National Mortgage Association, 0.250% to 7.250%,
due 01/05/22 to 11/15/30, Federal National Mortgage
Association Stripped Security, 0.000%, due 01/15/30 and
Tennessee Valley Authority, 0.750% to 7.125%, due 08/15/22
to 05/01/30. The aggregate market value of the collateral,
including accrued interest, was $765,000,432.

Federal Reserve Bank of New York
76,500,000,000	0.050		12/01/21	76,500,000,000
Maturity Value: $76,500,106,250

Collateralized by a U.S. Treasury Bond, 3.750%, due 11/15/43
and U.S. Treasury Notes, 0.125% to 3.000%, due 08/15/22 to
05/15/30. The aggregate market value of the collateral,
including accrued interest, was $76,500,106,354.

Fixed Income Clearing Corp.
2,267,900,000	0.005		12/01/21	2,267,900,000
Maturity Value: $2,267,900,315
Collateralized by a U.S. Treasury Bill, 0.000%, due 12/31/21 and a U.S. Treasury Note, 1.000%, due 07/31/28. The aggregate market value of the collateral, including accrued interest, was $2,313,258,068.
3,400,000,000	0.055		12/01/21	3,400,000,000
Maturity Value: $3,400,005,194

Collateralized by a U.S. Treasury Bill, 0.000%, due 02/24/22,
U.S. Treasury Bonds, 2.000% to 4.500%, due 05/15/38 to
08/15/51, a U.S. Treasury Inflation-Indexed Bond, 2.000%, due
01/15/26 and U.S. Treasury Notes, 0.125% to 1.625%, due
01/31/23 to 08/31/28. The aggregate market value of the
collateral, including accrued interest, was $3,468,000,046.

HSBC Bank PLC
100,000,000	0.050		12/01/21	100,000,000
Maturity Value: $100,000,139

Collateralized by Federal Home Loan Bank, 3.930% to 4.080%,
due 05/25/33 to 07/11/33, Government National Mortgage
Association, 3.500%, due 08/20/51 and Tennessee Valley
Authority, 0.000%, due 03/15/34. The aggregate market value
of the collateral, including accrued interest, was $102,923,466.

HSBC Bank PLC (Overnight Treasury + 0.02%)
350,000,000	0.070	(a)	12/07/21	350,000,000
Maturity Value: $350,242,953
Settlement Date: 12/18/20

Collateralized by U.S. Treasury Bonds, 1.875% to 6.250%, due
11/15/27 to 02/15/50, a U.S. Treasury Inflation-Indexed Bond,
2.500%, due 01/15/29, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.250%, due 01/15/23 to 07/15/29 and U.S. Treasury
Notes, 0.125% to 3.125%, due 12/31/21 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $357,575,665.

Repurchase Agreements(c) – (continued)
HSBC Bank PLC (Overnight Treasury + 0.02%) – (continued)
400,000,000	0.070	(a)	12/07/21	400,000,000
Maturity Value: $400,258,994
Settlement Date: 01/11/21

Shared collateral consisting of U.S. Treasury Bonds, 1.875% to
6.250%, due 11/15/27 to 02/15/50, U.S. Treasury Inflation-
Indexed Bonds, 2.500% to 3.875%, due 01/15/29 to 04/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.750%, due
04/15/22 to 07/15/30 and U.S. Treasury Notes, 0.125% to
3.125%, due 04/30/22 to 05/15/31. The aggregate market value of the collateral, including accrued interest, was $818,208,306.

400,000,000	0.070	(a)	12/07/21	400,000,000
Maturity Value: $400,251,994
Settlement Date: 01/20/21

Shared collateral consisting of U.S. Treasury Bonds, 1.875% to
6.250%, due 11/15/27 to 02/15/50, U.S. Treasury Inflation-
Indexed Bonds, 2.500% to 3.875%, due 01/15/29 to 04/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.750%, due
04/15/22 to 07/15/30 and U.S. Treasury Notes, 0.125% to
3.125%, due 04/30/22 to 05/15/31. The aggregate market value of the collateral, including accrued interest, was $818,208,306.

900,000,000	0.070	(a)	12/07/21	900,000,000
Maturity Value: $900,629,986
Settlement Date: 12/15/20

Collateralized by U.S. Treasury Bonds, 1.875% to 6.125%, due
11/15/27 to 02/15/50, U.S. Treasury Inflation-Indexed Bonds,
2.500% to 3.875%, due 01/15/29 to 04/15/29, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 01/15/23 to
07/15/30 and U.S. Treasury Notes, 0.125% to 3.125%, due
12/31/21 to 05/15/31. The aggregate market value of the
collateral, including accrued interest, was $920,885,648.

1,000,000,000	0.070	(a)	12/07/21	1,000,000,000
Maturity Value: $1,000,699,984
Settlement Date: 12/15/20

Collateralized by U.S. Treasury Bonds, 1.625% to 6.250%, due
05/15/30 to 11/15/50, a U.S. Treasury Inflation-Indexed Bond,
2.500%, due 01/15/29, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.750%, due 01/15/23 to 07/15/30 and U.S. Treasury
Notes, 0.125% to 3.125%, due 12/31/21 to 08/15/30. The
aggregate market value of the collateral, including accrued
interest, was $1,022,383,903.

1,025,000,000	0.070	(a)	12/07/21	1,025,000,000
Maturity Value: $1,025,719,477
Settlement Date: 12/14/20

Collateralized by U.S. Treasury Bonds, 1.125% to 6.250%, due
05/15/30 to 02/15/50, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.375%, due 04/15/22 to 07/15/30 and U.S. Treasury
Notes, 0.125% to 3.125%, due 03/31/22 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $1,048,880,734.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
HSBC Securities (USA) Inc.
$100,000,000	0.050%		12/01/21	$100,000,000
Maturity Value: $100,000,139

Collateralized by U.S. Treasury Bonds, 1.875% to 4.250%, due
05/15/39 to 02/15/50, a U.S. Treasury Inflation-Indexed Bond,
2.500%, due 01/15/29, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.250%, due 01/15/23 to 07/15/29 and U.S. Treasury
Notes, 0.125% to 1.625%, due 05/31/22 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $102,726,570.

HSBC Securities (USA) Inc. (Overnight MBS + 0.01%)
1,250,000,000	0.060	(a)	12/10/21	1,250,000,000
Maturity Value: $1,250,864,601
Settlement Date: 10/21/20

Collateralized by Federal Farm Credit Bank, 1.990% to 3.980%,
due 12/19/33 to 07/30/40, Federal Home Loan Bank, 2.000% to
3.940%, due 12/10/21 to 06/01/35, Federal Home Loan
Mortgage Corp. Stripped Securities, 0.000%, due 03/15/31 to
07/15/32, Federal National Mortgage Association, 0.250% to
2.875%, due 01/11/22 to 09/06/24, Federal National Mortgage
Association Stripped Securities, 0.000%, due 10/08/27 to
07/15/37, Government National Mortgage Association, 2.500%
to 4.500%, due 04/20/27 to 08/20/51, Tennessee Valley
Authority, 0.000%, due 06/15/35 to 12/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 07/15/24 to
07/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/22 to 11/15/51, U.S. Treasury Notes,
0.250% to 2.750%, due 04/30/23 to 02/15/28 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 05/15/40 to
11/15/44. The aggregate market value of the collateral,
including accrued interest, was $1,278,588,589.

J.P. Morgan Securities LLC
7,600,000	0.050		12/01/21	7,600,000
Maturity Value: $7,600,011

Collateralized by U.S. Treasury Bonds, 1.125% to 2.375%, due
08/15/40 to 05/15/50 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/43 to 05/15/47. The
aggregate market value of the collateral, including accrued
interest, was $7,752,023.

600,000,000	0.050		12/01/21	600,000,000
Maturity Value: $600,000,833

Collateralized by Federal Farm Credit Bank, 0.360% to 5.700%,
due 11/07/22 to 08/13/40, Federal Home Loan Bank, 0.125% to
2.875%, due 08/28/23 to 06/14/24, Federal Home Loan
Mortgage Corp., 0.125% to 4.500%, due 10/16/23 to 05/01/44,
Federal Home Loan Mortgage Corp. Stripped Security,
0.000%, due 03/15/31, Federal National Mortgage Association,
7.250%, due 05/15/30, Federal National Mortgage Association
Stripped Security, 0.000%, due 08/06/27 and a U.S. Treasury
Bond, 2.875%, due 05/15/49. The aggregate market value of
the collateral, including accrued interest, was $612,001,996.

Joint Account I
1,280,000,000	0.050		12/01/21	1,280,000,000
Maturity Value: $1,280,001,778

Repurchase Agreements(c) – (continued)
Joint Account III
990,000,000	0.050		12/01/21	990,000,000
Maturity Value: $990,001,375

Mizuho Securities USA LLC
100,000,000	0.050		12/01/21	100,000,000
Maturity Value: $100,000,139
Collateralized by a U.S. Treasury Bill, 0.000%, due 08/11/22. The market value of the collateral, including accrued interest, was $102,000,035.

MUFG Securities Americas Inc.
200,000,000	0.050		12/01/21	200,000,000
Maturity Value: $200,000,278

Collateralized by U.S. Treasury Bonds, 1.250% to 3.000%, due
11/15/41 to 08/15/51, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 11/15/44, a U.S. Treasury Note, 2.625%,
due 02/15/29 and a U.S. Treasury Principal-Only Stripped
Security, 0.000%, due 08/15/39. The aggregate market value of the collateral, including accrued interest, was $204,000,046.

1,300,000,000	0.050		12/01/21	1,300,000,000
Maturity Value: $1,300,001,806

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to
6.000%, due 02/01/22 to 12/01/51, Federal National Mortgage
Association, 2.000% to 6.000%, due 01/01/23 to 01/01/61,
Government National Mortgage Association, 2.000% to
4.500%, due 12/20/32 to 08/20/51, a U.S. Treasury Bill,
0.000%, due 03/24/22, a U.S. Treasury Bond, 2.750%, due
08/15/47 and a U.S. Treasury Principal-Only Stripped Security,
0.000%, due 02/15/43. The aggregate market value of the
collateral, including accrued interest, was $1,338,384,050.

MUFG Securities Americas Inc. (Overnight MBS + 0.03%)
500,000,000	0.080	(a)	01/04/22	500,000,000
Maturity Value: $500,218,887
Settlement Date: 06/24/21

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to
6.000%, due 05/01/28 to 12/01/51, Federal National Mortgage
Association, 2.000% to 5.000%, due 02/01/27 to 10/01/51,
Government National Mortgage Association, 2.500% to
3.500%, due 09/20/46 to 10/20/51 and a U.S. Treasury Bond,
2.875%, due 08/15/45. The aggregate market value of the
collateral, including accrued interest, was $514,881,636.

Nomura Securities International, Inc.
1,500,000,000	0.050		12/01/21	1,500,000,000
Maturity Value: $1,500,002,083

Collateralized by Federal Home Loan Bank, 3.250%, due
06/09/28, Federal National Mortgage Association, 6.625%, due
11/15/30, Tennessee Valley Authority, 3.500%, due 12/15/42,
U.S. Treasury Bonds, 1.875% to 2.375%, due 05/15/41 to
05/15/51, a U.S. Treasury Inflation-Indexed Note, 0.125%, due
07/15/31, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/30 to 08/15/37 and U.S. Treasury Notes,
1.625% to 3.125%, due 11/15/28 to 05/15/31. The aggregate
market value of the collateral, including accrued interest, was
$1,530,000,050.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Norinchukin Bank (The)
$710,000,000	0.080%	01/20/22	$710,000,000
Maturity Value: $710,145,156
Settlement Date: 10/20/21

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29
and U.S. Treasury Notes, 0.625% to 2.000%, due 06/30/24 to
08/15/30. The aggregate market value of the collateral,
including accrued interest, was $724,200,048.

Northwestern Mutual Life Insurance Company
479,812,500	0.060	12/01/21	479,812,500
Maturity Value: $479,813,300
Collateralized by a U.S. Treasury Bond, 6.375%, due 08/15/27. The market value of the collateral, including accrued interest, was $489,408,750.

Prudential Insurance Company of America (The)
5,975,750	0.060	12/01/21	5,975,750
Maturity Value: $5,975,760
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/37. The market value of the collateral, including accrued interest, was $6,095,265.
6,760,000	0.060	12/01/21	6,760,000
Maturity Value: $6,760,011
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/31. The market value of the collateral, including accrued interest, was $6,895,200.
8,381,250	0.060	12/01/21	8,381,250
Maturity Value: $8,381,264
Collateralized by a U.S. Treasury Note, 0.000%, due 05/15/26. The market value of the collateral, including accrued interest, was $8,548,875.
13,710,000	0.060	12/01/21	13,710,000
Maturity Value: $13,710,023
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $13,984,200.
16,531,250	0.060	12/01/21	16,531,250
Maturity Value: $16,531,278
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/41. The market value of the collateral, including accrued interest, was $16,861,875.
19,875,000	0.060	12/01/21	19,875,000
Maturity Value: $19,875,033
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/33. The market value of the collateral, including accrued interest, was $20,272,500.
20,312,500	0.060	12/01/21	20,312,500
Maturity Value: $20,312,534
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/32. The market value of the collateral, including accrued interest, was $20,718,750.
20,731,250	0.060	12/01/21	20,731,250
Maturity Value: $20,731,285
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/41. The market value of the collateral, including accrued interest, was $21,145,875.

Repurchase Agreements(c) – (continued)
Prudential Insurance Company of America (The) – (continued)
23,512,500	0.060	12/01/21	23,512,500
Maturity Value: $23,512,539
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/38. The market value of the collateral, including accrued interest, was $23,982,750.
23,987,500	0.060	12/01/21	23,987,500
Maturity Value: $23,987,540
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/44. The market value of the collateral, including accrued interest, was $24,467,250.
25,025,000	0.060	12/01/21	25,025,000
Maturity Value: $25,025,042
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/39. The market value of the collateral, including accrued interest, was $25,525,500.
27,681,250	0.060	12/01/21	27,681,250
Maturity Value: $27,681,296
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/43. The market value of the collateral, including accrued interest, was $28,234,875.
29,450,000	0.060	12/01/21	29,450,000
Maturity Value: $29,450,049
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/35. The market value of the collateral, including accrued interest, was $30,039,000.
31,750,000	0.060	12/01/21	31,750,000
Maturity Value: $31,750,053
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 11/15/43. The market value of the collateral, including accrued interest, was $32,385,000.
33,750,000	0.060	12/01/21	33,750,000
Maturity Value: $33,750,056
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/36. The market value of the collateral, including accrued interest, was $34,425,000.
35,700,000	0.060	12/01/21	35,700,000
Maturity Value: $35,700,060
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/43. The market value of the collateral, including accrued interest, was $36,414,000.
52,143,750	0.060	12/01/21	52,143,750
Maturity Value: $52,143,837
Collateralized by a U.S. Treasury Bond, 2.750%, due 08/15/47. The market value of the collateral, including accrued interest, was $53,186,625.
56,718,750	0.060	12/01/21	56,718,750
Maturity Value: $56,718,845
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/36. The market value of the collateral, including accrued interest, was $57,853,125.
90,000,000	0.060	12/01/21	90,000,000
Maturity Value: $90,000,150
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/47. The market value of the collateral, including accrued interest, was $91,800,000.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Prudential Insurance Company of America (The) – (continued)
$97,312,500	0.060%		12/01/21	$97,312,500
Maturity Value: $97,312,662
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/41. The market value of the collateral, including accrued interest, was $99,258,750.
109,000,000	0.060		12/01/21	109,000,000
Maturity Value: $109,000,182
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $111,180,000.
116,500,000	0.060		12/01/21	116,500,000
Maturity Value: $116,500,194
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $118,830,000.
136,687,500	0.060		12/01/21	136,687,500
Maturity Value: $136,687,728
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/27. The market value of the collateral, including accrued interest, was $139,421,250.

Royal Bank of Canada
249,000,000	0.060	(d)	12/07/21	249,000,000
Maturity Value: $249,087,152
Settlement Date: 08/30/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 07/01/30 to 11/01/51 and Federal National
Mortgage Association, 2.000% to 5.000%, due 11/01/40 to
12/01/51. The aggregate market value of the collateral,
including accrued interest, was $253,980,003.

298,000,000	0.060	(d)	12/07/21	298,000,000
Maturity Value: $298,106,785
Settlement Date: 06/30/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 02/01/27 to 12/01/51 and Federal National
Mortgage Association, 2.000% to 6.000%, due 03/01/28 to
12/01/51. The aggregate market value of the collateral,
including accrued interest, was $303,959,998.

1,990,000,000	0.060	(d)	12/07/21	1,990,000,000
Maturity Value: $1,990,709,781
Settlement Date: 06/24/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.000%, due 03/01/32 to 12/01/51 and Federal National
Mortgage Association, 2.000% to 5.500%, due 03/01/30 to
07/01/56. The aggregate market value of the collateral,
including accrued interest, was $2,029,800,005.

3,585,000,000	0.060	(d)	12/07/21	3,585,000,000
Maturity Value: $3,586,254,775
Settlement Date: 08/12/21

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to
6.500%, due 01/01/24 to 12/01/51 and Federal National
Mortgage Association, 2.000% to 8.500%, due 05/01/23 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $3,656,700,010.

Repurchase Agreements(c) – (continued)
Royal Bank of Canada – (continued)
3,635,000,000	0.060	(d)	12/07/21	3,635,000,000
Maturity Value: $3,636,272,275
Settlement Date: 08/13/21

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
6.500%, due 06/01/25 to 12/01/51 and Federal National
Mortgage Association, 1.500% to 6.000%, due 01/01/28 to
06/01/60. The aggregate market value of the collateral,
including accrued interest, was $3,707,700,002.

Sumitomo Mitsui Banking Corp.
3,600,000,000	0.055		12/01/21	3,600,000,000
Maturity Value: $3,600,005,500

Collateralized by a U.S. Treasury Bill, 0.000%, due 07/14/22,
U.S. Treasury Bonds, 2.375% to 3.625%, due 08/15/43 to
11/15/49 and U.S. Treasury Notes, 0.125% to 2.875%, due
09/30/22 to 08/31/28. The aggregate market value of the
collateral, including accrued interest, was $3,672,005,683.

200,000,000	0.060		12/01/21	200,000,000
Maturity Value: $200,000,333

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 05/01/48, Federal National Mortgage Association, 3.500%,
due 06/01/49, Government National Mortgage Association,
2.500% to 4.000%, due 09/20/43 to 09/20/51 and U.S. Treasury
Notes, 1.750% to 2.875%, due 11/30/23 to 06/30/24. The
aggregate market value of the collateral, including accrued
interest, was $205,999,552.

TOTAL REPURCHASE AGREEMENTS				$140,131,358,250

TOTAL INVESTMENTS – 99.4%				$222,773,314,930

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%				1,404,791,404

NET ASSETS – 100.0%				$224,178,106,334

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(b)	All or a portion represents a forward commitment.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2021. Additional information on Joint Repurchase Agreement Account I and III appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 38.1%
Albion Capital LLC
$56,500,000	0.101%	12/03/21	$56,499,609
9,874,000	0.203	02/16/22	9,869,978
Antalis
14,720,000	0.132	01/10/22	14,717,703
8,000,000	0.132	01/13/22	7,998,641
20,700,000	0.162	02/03/22	20,693,908
6,000,000	0.162	02/04/22	5,998,196
5,000,000	0.193	02/11/22	4,998,286
12,000,000	0.193	02/15/22	11,995,611
Apple Inc.
57,000,000	0.061	12/09/21	56,999,288
Atlantic Asset Securitization LLC
45,000,000	0.101	12/16/21	44,998,180
Banco Santander, S.A.
19,000,000	0.142	01/10/22	18,997,814
15,000,000	0.172	01/21/22	14,997,075
Barclays US CCP Funding LLC
11,000,000	0.162	02/04/22	10,996,854
Barton Capital S.A.
9,700,000	0.132	01/18/22	9,698,270
BNG Bank N.V.
100,000,000	0.071	12/17/21	99,996,647
Brighthouse Financial Short Term Funding, LLC
10,300,000	0.132	02/08/22	10,296,936
Caisse d’Amortissement de la Dette Sociale
37,650,000	0.284	05/27/22	37,601,785
Chariot Funding LLC
17,200,000	0.101	12/21/21	17,199,017
Chesham Finance Ltd. – Series II
80,000,000	0.132	12/01/21	79,999,820
Chesham Finance Ltd. – Series III
81,000,000	0.071	12/01/21	80,999,818
Chesham Finance Ltd. – Series V
15,000,000	0.071	12/01/21	14,999,966
Chesham Finance Ltd. – Series VII
30,000,000	0.112	12/13/21	29,999,036
City Public Service Board of San Antonio
24,000,000	0.110	12/01/21	24,000,000
Collateralized Commercial Paper Flex Co., LLC
27,000,000	0.091	12/21/21	26,998,456
39,712,000	0.233	02/23/22	39,696,341
Columbia Funding Co., LLC
11,316,000	0.112	12/07/21	11,315,813
Cooeperatieve Rabobank U.A.
150,000,000	0.061	12/01/21	149,999,709
Dexia Credit Local
14,000,000	0.122	01/11/22	13,998,334
11,500,000	0.122	01/12/22	11,498,585
33,000,000	0.203	03/01/22	32,984,985
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt
100,000,000	0.051	12/01/21	99,999,778
Erste Abwicklungsanstalt
50,000,000	0.076	12/10/21	49,999,111
European Investment Bank
25,000,000	0.081	12/16/21	24,999,333
Federation des Caisses Desjardins Du Quebec
50,000,000	0.076	12/09/21	49,999,338

Commercial Paper and Corporate Obligations – (continued)
First Abu Dhabi Bank P.J.S.C.
23,000,000	0.071	12/01/21	22,999,955
12,000,000	0.142	02/01/22	11,997,417
Gotham Funding Corp.
3,400,000	0.122	01/06/22	3,399,584
18,000,000	0.132	01/18/22	17,996,619
35,000,000	0.152	01/27/22	34,991,204
Ionic Capital II Trust
15,000,000	0.183	01/11/22	14,997,935
23,000,000	0.152	01/13/22	22,996,655
25,000,000	0.183	01/25/22	24,994,477
Ionic Capital III Trust
20,000,000	0.162	01/12/22	19,997,157
30,000,000	0.203	01/25/22	29,993,374
36,855,000	0.233	02/02/22	36,844,844
J.P. Morgan Securities LLC
34,367,000	0.122	01/12/22	34,362,772
Lloyds Bank PLC
17,500,000	0.081	12/03/21	17,499,898
LMA-Americas LLC
21,700,000	0.233	04/06/22	21,685,072
8,591,000	0.244	04/14/22	8,584,557
Macquarie Bank Ltd.
36,386,000	0.122	12/21/21	36,383,793
3,500,000	0.132	01/05/22	3,499,552
8,700,000	0.132	01/10/22	8,698,583
Manhattan Asset Funding Co. LLC
15,000,000	0.213	03/02/22	14,993,445
Matchpoint Finance Public Ltd. Co.
12,000,000	0.112	01/11/22	11,998,348
48,500,000	0.162	02/07/22	48,485,498
National Bank of Canada
43,211,000	0.254	05/18/22	43,163,938
Nationwide Building Society
22,000,000	0.142	01/14/22	21,996,287
60,000,000	0.177	01/24/22	59,986,067
Pure Grove Funding
22,000,000	0.193	02/22/22	21,991,479
Ridgefield Funding Co., LLC
28,570,000	0.274	05/16/22	28,539,120
Salisbury Receivables Co. LLC
25,000,000	0.122	12/10/21	24,999,486
26,000,000	0.183	02/09/22	25,993,283
Societe Generale
17,000,000	0.112	12/13/21	16,999,915
Toronto-Dominion Bank (The)
90,000,000	0.071	12/07/21	89,998,775
36,820,000	0.274	05/26/22	36,773,656
Victory Receivables Corp.
6,700,000	0.112	01/04/22	6,699,264
10,000,000	0.122	01/06/22	9,998,818
3,300,000	0.122	01/12/22	3,299,531
23,600,000	0.162	01/19/22	23,595,739
31,500,000	0.152	01/27/22	31,492,590
6,100,000	0.190	02/14/22	6,097,927

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $2,095,023,162)			$2,095,068,835

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Certificates of Deposit-Eurodollar – 0.7%
Bank of Montreal
$32,000,000	0.250%		01/31/22	$31,989,532
Mitsubishi UFJ Trust and Banking Corp.-London Branch
10,000,000	0.295		03/03/22	9,993,726

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR
(Cost $41,978,918)				$41,983,258

Certificates of Deposit-Yankeedollar – 10.6%
Bank of Montreal
$43,200,000	0.250%		05/19/22	$43,197,958
Credit Industriel et Commercial
40,000,000	0.260	(a)	06/01/22	40,000,000
Credit Suisse AG-New York Branch
20,600,000	0.240		02/15/22	20,604,349
First Abu Dhabi Bank USA N.V.
50,000,000	0.080		12/06/21	50,000,083
KBC Bank NV
59,000,000	0.070		12/02/21	58,999,967
National Bank of Kuwait S.A.K.P
40,000,000	0.240		12/03/21	40,000,566
17,000,000	0.240		12/17/21	17,000,979
23,000,000	0.350		04/01/22	23,000,000
Norinchukin Bank (The)
50,000,000	0.090		12/20/21	50,000,278
10,000,000	0.200		01/03/22	10,001,085
Oversea-Chinese Banking Corp. Ltd.
50,000,000	0.170		01/31/22	50,004,906
Sumitomo Mitsui Banking Corp.
55,000,000	0.180		01/31/22	55,005,207
Sumitomo Mitsui Banking Corp.-New York Branch
15,000,000	0.140		12/01/21	15,000,029
Sumitomo Mitsui Trust Bank, Ltd.
35,000,000	0.150		01/21/22	35,002,172
32,000,000	0.150		01/24/22	32,001,857
42,064,000	0.250		04/01/22	42,065,423

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $581,866,614)				$581,884,859

Medium Term Notes – 0.5%
Cooeperatieve Rabobank U.A.
$11,663,000	3.875	%(a)	02/08/22	$11,737,968
Jackson National Life Global Funding
14,816,000	3.300	(a)(b)	02/01/22	14,889,752

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $26,631,885)				$26,627,720

Time Deposits – 16.4%
Australia and New Zealand Banking Group Ltd.
$60,000,000	0.070%		12/01/21	$60,000,050
Banco Santander, S.A.
160,000,000	0.070		12/01/21	160,000,133

Time Deposits – (continued)
Canadian Imperial Bank of Commerce
180,000,000	0.060		12/01/21	180,000,099
Credit Industriel et Commercial
100,000,000	0.080		12/01/21	100,000,111
First Abu Dhabi Bank USA N.V.
79,000,000	0.070		12/01/21	79,000,000
HSBC Bank PLC
100,000,000	0.120		12/01/21	100,000,000
National Bank of Kuwait S.A.K.P
84,000,000	0.070		12/01/21	84,000,000
Swedbank AB
140,000,000	0.060		12/01/21	140,000,077

TOTAL TIME DEPOSIT (Cost $903,000,000)				$903,000,470

U.S. Government Agency Obligations – 1.1%
Federal Farm Credit Bank
$8,000,000	0.085	%(c)	10/23/23	$8,000,002
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
30,500,000	0.080	(c)	12/07/21	30,500,000
U.S. International Development Finance Corp.
20,452,830	0.080	(c)	12/07/21	20,452,830
2,200,000	0.090	(c)	12/07/21	2,200,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $61,152,216)				$61,152,832

U.S. Treasury Obligations – 13.1%
United States Treasury Floating Rate Note
$300,000	0.164	%(c)	04/30/22	$300,145
78,650,000	0.064	(c)	07/31/23	78,641,960
489,700,000	0.080	(c)	10/31/23	489,651,882
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
113,700,000	0.079	(c)	04/30/23	113,702,476
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
22,900,000	0.064	(c)	01/31/23	22,904,538
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
2,200,000	0.155	(c)	07/31/22	2,200,602
2,600,000	0.145	(c)	10/31/22	2,601,163
United States Treasury Notes
2,617,400	0.125		06/30/22	2,617,605
7,350,000	1.750		07/15/22	7,423,500

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $720,114,972)				$720,043,871

Variable Rate Municipal Debt Obligations(d) – 3.9%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$18,600,000	0.090%		12/07/21	$18,600,000

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Municipal Debt Obligations(d) – (continued)
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$45,800,000	0.070%		12/07/21	$45,800,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (TB Bank N.A., LOC)
27,200,000	0.070		12/07/21	27,200,000
City of Valdez Marine Terminal VRDN RB Refunding for Exxon Pipeline Company Project Series 1985
135,000	0.030		12/01/21	135,000
Colorado Housing and Finance Authority
13,000,000	0.070		12/07/21	13,000,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2021 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
4,480,000	0.070		12/07/21	4,480,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2009 B
7,000,000	0.050		12/07/21	7,000,000
Maricopa County Industrial Development Authority VRDN RB for Banner Health Series 202
27,250,000	0.080		12/07/21	27,250,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Parters Healthcare System Series P-2 RMKT (JPMorgan Chase Bank N.A., SPA)
150,000	0.050		12/07/21	150,000
Michigan Finance Authority VRDN RB Refunding for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
30,000,000	0.070		12/07/21	30,000,000
New York City GO VRDN Series 2008 Subseries B-3 (TD Bank N.A. LOC)
3,000,000	0.050		12/07/21	3,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)
30,000,000	0.100		12/07/21	30,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding for Metropolitan Transportation Authority Bridges & Tunnels Series 2018E (Bank of America N.A., LOC)
3,665,000	0.080		12/07/21	3,665,000
Utah Water Finance Agency VRDN Program RB Series B-2 RMKT (JPMorgan Chase Bank N.A., SPA)
3,500,000	0.070		12/07/21	3,500,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $213,779,991)				$213,780,000

Variable Rate Obligations(c) – 2.2%
Macquarie Bank Ltd.
$35,000,000	0.126	%(b)	12/07/21	$35,000,274
Societe Generale
62,000,000	0.229	(b)	01/31/22	62,008,538

Variable Rate Obligations(c) – (continued)
Westpac Banking Corp.
25,000,000	0.155	%(b)	02/04/22	25,001,855

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $122,004,605)				$122,010,667

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $4,765,552,363)				$4,765,552,512

Repurchase Agreements(e) – 14.6%
Bank of Montreal
$8,500,000	0.070	%(f)	12/07/21	$8,500,000
Maturity Value: $8,503,058
Settlement Date: 07/19/21

Collateralized by Federal Home Loan Bank, 1.350%, due
05/22/26, Federal Home Loan Mortgage Corp., 2.000% to
3.500%, due 05/01/42 to 12/01/51 and Federal National
Mortgage Association, 2.000% to 3.500%, due 06/01/39 to
06/01/51. The aggregate market value of the collateral,
including accrued interest, was $8,750,162.

BNP Paribas
20,000,000	0.240		12/01/21	20,000,100
Maturity Value: $20,000,133
Collateralized by various asset-backed obligations, 0.152% to 5.884%, due 12/24/33 to 05/25/47. The aggregate market value of the collateral, including accrued interest, was $25,000,002.

BofA Securities, Inc.
40,000,000	0.120		12/01/21	40,000,000
Maturity Value: $40,000,133
Collateralized by various corporate security issuers, 1.928% to 5.650%, due 05/21/24 to 11/20/60. The aggregate market value of the collateral, including accrued interest, was $42,000,438.
125,000,000	0.170		12/01/21	125,000,381
Maturity Value: $125,000,590

Collateralized by U.S. Treasury Bonds, 1.625% to 4.750%, due
02/15/37 to 11/15/50 and various equity securities. The
aggregate market value of the collateral, including accrued
interest, was $130,958,604.

Credit Agricole Corporate and Investment Bank
60,000,000	0.120		12/01/21	60,000,100
Maturity Value: $60,000,200

Collateralized by a U.S. Treasury Bill, 0.000%, due 03/24/22, a
U.S. Treasury Inflation-Indexed Note, 0.125%, due 07/15/22,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
05/15/25 to 11/15/32 and various corporate security issuers,
0.750% to 6.500%, due 02/22/22 to 12/31/99. The aggregate
market value of the collateral, including accrued interest, was
$63,113,304.

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreements(e) – (continued)
Credit Agricole Corporate and Investment Bank – (continued)
$122,000,000	0.120%	12/06/21	$122,000,000
Maturity Value: $122,002,847
Settlement Date: 11/29/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 03/24/22, a
U.S. Treasury Inflation-Indexed Note, 0.125%, due 07/15/22,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
05/15/22 to 02/15/32 and various corporate security issuers,
0.000% to 6.875%, due 02/22/22 to 12/31/99. The aggregate
market value of the collateral, including accrued interest, was
$127,401,665.

ING Financial Markets LLC
50,000,000	0.140	12/01/21	50,000,111
Maturity Value: $50,000,194

Collateralized by various corporate security issuers, 0.250% to
5.600%, due 04/06/23 to 01/15/52 and various sovereign debt
security issuer, 1.625%, due 02/15/23. The aggregate market
value of the collateral, including accrued interest, was
$52,500,557.

Joint Account III
30,000,000	0.050	12/01/21	29,999,992
Maturity Value: $30,000,042

Mizuho Securities USA LLC
62,000,000	0.170	12/01/21	62,000,189
Maturity Value: $62,000,293

Collateralized by various corporate security issuers, 0.000% to
6.000%, due 12/06/21 to 02/04/61 and various sovereign debt
security issuers, 2.392% to 9.375%, due 03/11/22 to 10/12/10.
The aggregate market value of the collateral, including accrued interest, was $65,208,794.

MUFG Securities Americas Inc.
83,000,000	0.240	12/01/21	83,000,415
Maturity Value: $83,000,553

Collateralized by an Exchange-Traded Fund, various corporate security issuers, 0.000% to 1.250%, due 07/01/25 to 12/01/26 and various equity securities. The aggregate market value of the collateral, including accrued interest, was $89,664,072.

RBC Capital Markets, LLC
70,000,000	0.170	12/01/21	70,000,213
Maturity Value: $70,000,331

Collateralized by a U.S. Treasury Bond, 2.250%, due 05/15/41
and various corporate security issuers, 0.000% to 8.050%, due
12/02/21 to 07/09/60. The aggregate market value of the
collateral, including accrued interest, was $73,426,796.

Scotia Capital (USA) Inc.
65,000,000	0.170	12/01/21	65,000,198
Maturity Value: $65,000,307
Collateralized by various corporate security issuers, 0.249% to 11.000%, due 01/15/22 to 04/15/41. The aggregate market value of the collateral, including accrued interest, was $68,979,452.

Repurchase Agreements(e) – (continued)
Scotia Capital (USA) Inc. – (continued)
65,000,000	0.320	12/01/21	65,000,470
Maturity Value: $65,000,578
Collateralized by various corporate security issuers, 0.250% to 11.000%, due 02/12/22 to 05/15/32. The aggregate market value of the collateral, including accrued interest, was $71,480,628.

TOTAL REPURCHASE AGREEMENTS
(Cost $800,500,000)			$800,502,169

TOTAL INVESTMENTS – 101.2% (Cost $5,566,052,363)			$5,566,054,681

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%			(66,169,614)

NET ASSETS – 100.0%			$5,499,885,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(d)	Rate shown is that which is in effect on November 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on November 30, 2021. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2021

Investment Abbreviations:
FHLB	— Insured by Federal Home Loan Bank
GNMA	— Insured by Government National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Agency
LOC	— Letter of Credit
MMY	— Money Market Yield
RB	— Revenue Bond
RMKT	— Remarketed
SPA	— Stand-by Purchase Agreement
T-Bill	— Treasury Bill
VRDN	— Variable Rate Demand Notes

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 33.9%
Adventist Health System/West
$6,475,000	0.101%	12/08/21	$6,474,883
Albion Capital LLC
10,000,000	0.101	12/03/21	9,999,931
2,107,000	0.203	02/16/22	2,106,142
Antalis
5,000,000	0.132	01/10/22	4,999,220
2,500,000	0.132	01/13/22	2,499,575
4,600,000	0.162	02/03/22	4,598,646
1,400,000	0.162	02/04/22	1,399,579
1,000,000	0.193	02/11/22	999,658
Apple Inc.
13,000,000	0.061	12/09/21	12,999,837
Atlantic Asset Securitization LLC
8,000,000	0.101	12/16/21	7,999,676
Banco Santander, S.A.
5,000,000	0.172	01/21/22	4,999,025
Barclays US CCP Funding LLC
4,000,000	0.162	02/04/22	3,998,856
Brighthouse Financial Short Term Funding, LLC
2,300,000	0.132	02/08/22	2,299,316
Caisse d’Amortissement de la Dette Sociale
7,895,000	0.284	05/27/22	7,884,890
Chariot Funding LLC
12,000,000	0.101	12/21/21	11,999,314
Chesham Finance Ltd. – Series II
15,000,000	0.132	12/01/21	14,999,966
Chesham Finance Ltd. – Series III
18,000,000	0.071	12/01/21	17,999,960
Chesham Finance Ltd. – Series V
4,000,000	0.071	12/01/21	3,999,991
Collateralized Commercial Paper Flex Co., LLC
8,519,000	0.233	02/23/22	8,515,641
Cooeperatieve Rabobank U.A.
20,000,000	0.061	12/01/21	19,999,961
Dexia Credit Local
7,000,000	0.122	01/11/22	6,999,167
2,500,000	0.122	01/12/22	2,499,693
10,000,000	0.132	01/18/22	9,998,516
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt
30,000,000	0.051	12/01/21	29,999,933
European Investment Bank
5,000,000	0.081	12/16/21	4,999,867
First Abu Dhabi Bank P.J.S.C.
5,000,000	0.071	12/01/21	4,999,990
4,000,000	0.142	02/01/22	3,999,139
Gotham Funding Corp.
1,000,000	0.122	01/06/22	999,878
4,900,000	0.132	01/18/22	4,899,079
4,600,000	0.152	01/27/22	4,598,844
5,000,000	0.172	02/01/22	4,998,591
Ionic Capital II Trust
3,000,000	0.183	01/11/22	2,999,587
6,000,000	0.152	01/13/22	5,999,128
7,686,000	0.203	01/25/22	7,684,302
Ionic Capital III Trust
3,000,000	0.162	01/12/22	2,999,574

Commercial Paper and Corporate Obligations – (continued)
Ionic Capital III Trust – (continued)
7,000,000	0.203	01/25/22	6,998,454
8,737,000	0.233	02/02/22	8,734,592
J.P. Morgan Securities LLC
7,335,000	0.122	01/12/22	7,334,098
LMA-Americas LLC
5,000,000	0.233	04/06/22	4,996,560
1,710,000	0.244	04/14/22	1,708,718
Macquarie Bank Ltd.
5,000,000	0.122	12/21/21	4,999,697
1,000,000	0.132	01/05/22	999,872
2,350,000	0.132	01/10/22	2,349,617
2,200,000	0.183	02/22/22	2,199,004
Manhattan Asset Funding Co. LLC
5,000,000	0.213	03/02/22	4,997,815
Matchpoint Finance Public Ltd. Co.
5,000,000	0.223	03/03/22	4,997,778
National Bank of Canada
8,690,000	0.254	05/18/22	8,680,536
Nationwide Building Society
5,000,000	0.177	01/24/22	4,998,839
Nieuw Amsterdam Receivables Corp.
6,000,000	0.172	02/11/22	5,998,187
Pure Grove Funding
8,000,000	0.193	02/22/22	7,996,901
Ridgefield Funding Co., LLC
5,722,000	0.274	05/16/22	5,715,815
Royal Bank of Canada
8,000,000	0.274	05/25/22	7,991,278
Salisbury Receivables Co. LLC
7,000,000	0.122	12/10/21	6,999,856
3,700,000	0.183	02/09/22	3,699,044
Societe Generale
4,000,000	0.112	12/13/21	3,999,980
Toronto-Dominion Bank (The)
20,000,000	0.071	12/07/21	19,999,728
7,326,000	0.274	05/26/22	7,316,779
Victory Receivables Corp.
1,000,000	0.122	01/12/22	999,858
6,000,000	0.162	01/19/22	5,998,917
1,300,000	0.190	02/14/22	1,299,558

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $391,448,324)			$391,460,836

Certificates of Deposit-Yankeedollar – 13.9%
Bank of Montreal
$8,700,000	0.250%	05/19/22	$8,699,589
Credit Industriel et Commercial
30,000,000	0.260 (a)	06/01/22	30,000,000
Credit Suisse AG-New York Branch
4,300,000	0.240	02/15/22	4,300,908
First Abu Dhabi Bank USA N.V.
25,000,000	0.080	12/06/21	25,000,042
KBC Bank NV
12,000,000	0.070	12/02/21	11,999,993

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Certificates of Deposit-Yankeedollar – (continued)
National Bank of Kuwait S.A.K.P
$12,000,000	0.240%		12/03/21	$12,000,170
5,000,000	0.240		12/17/21	5,000,288
5,000,000	0.350		04/01/22	5,000,000
Norinchukin Bank (The)
10,000,000	0.090		12/20/21	10,000,055
Oversea-Chinese Banking Corp. Ltd.
13,000,000	0.170		01/31/22	13,001,275
Sumitomo Mitsui Banking Corp.
11,000,000	0.180		01/31/22	11,001,041
Sumitomo Mitsui Trust Bank, Ltd.
8,000,000	0.150		01/21/22	8,000,497
9,000,000	0.150		01/24/22	9,000,522
8,300,000	0.250		04/01/22	8,300,281

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $161,300,450)				$161,304,661

Medium Term Notes – 0.5%
Cooeperatieve Rabobank U.A.
$2,591,000	3.875	%(a)	02/08/22	$2,607,655
Jackson National Life Global Funding
3,291,000	3.300	(a)(b)	02/01/22	3,307,382

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $5,915,962)				$5,915,037

Time Deposits – 10.5%
Banco Santander, S.A.
$35,000,000	0.060%		12/01/21	$35,000,019
Canadian Imperial Bank of Commerce
35,000,000	0.070		12/01/21	35,000,029
National Bank of Kuwait S.A.K.P
21,000,000	0.070		12/01/21	21,000,000
Swedbank AB
30,000,000	0.060		12/01/21	30,000,017

TOTAL TIME DEPOSIT (Cost $121,000,000)				$121,000,065

U.S. Government Agency Obligations – 2.2%
Federal Farm Credit Bank
$1,600,000	0.085	%(c)	10/23/23	$1,600,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
9,500,000	0.080	(c)	12/07/21	9,500,000
12,110,981	0.090	(c)	12/07/21	12,110,981
U.S. International Development Finance Corp.
$1,980,000	0.080	%(c)	12/07/21	$1,980,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $25,190,858)				$25,190,981

U.S. Treasury Obligations – 13.6%
United States Treasury Floating Rate Note
$18,900,000	0.064	%(c)	07/31/23	$18,898,068
58,600,000	0.080	(c)	10/31/23	58,594,242
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
57,400,000	0.079	(c)	04/30/23	57,401,250
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
17,700,000	0.064	(c)	01/31/23	17,703,508
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
500,000	0.155	(c)	07/31/22	500,137
400,000	0.145	(c)	10/31/22	400,179
United States Treasury Notes
1,069,800	0.125		06/30/22	1,069,883
3,075,000	1.750		07/15/22	3,105,750

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $157,678,404)				$157,673,017

Variable Rate Municipal Debt Obligations(d) – 8.9%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$8,000,000	0.090%		12/07/21	$8,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
25,000,000	0.070		12/07/21	25,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (TB Bank N.A., LOC)
22,300,000	0.070		12/07/21	22,300,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2021 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
3,290,000	0.070		12/07/21	3,290,000
Maricopa County Industrial Development Authority VRDN RB for Banner Health Series 202
7,170,000	0.080		12/07/21	7,170,000
Metropolitan Water District of Southern California VRDN Subordinate Water Revenue Refunding Series 2021 A (Bank of America N.A., SPA)
4,650,000	0.090		12/07/21	4,650,000
Michigan Finance Authority VRDN RB Refunding for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
12,900,000	0.070		12/07/21	12,900,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)
9,000,000	0.100		12/07/21	9,000,000
State of Texas Veterans Housing Assistance Program Fund II Series 2003 A
10,500,000	0.090		12/07/21	10,500,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $102,810,000)				$102,810,000

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(c) – 2.0%
Societe Generale
$13,000,000	0.229	%(b)	01/31/22	$13,001,790
Sumitomo Mitsui Banking Corp.
5,000,000	0.151		12/21/21	5,000,164
Westpac Banking Corp.
6,000,000	0.155	(b)	02/04/22	6,000,445

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $24,000,919)				$24,002,399

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $989,344,917)				$989,356,996

Repurchase Agreements(e) – 18.3%
Bank of Montreal
$4,000,000	0.070	%(f)	12/07/21	$4,000,000
Maturity Value: $4,001,439
Settlement Date: 07/19/21

Collateralized by Federal Home Loan Bank, 1.350%, due
05/22/26 and Federal National Mortgage Association, 2.500%
to 3.500%, due 06/01/39 to 11/01/51. The aggregate market
value of the collateral, including accrued interest, was
$4,114,368.

BNP Paribas
5,000,000	0.240		12/01/21	5,000,025
Maturity Value: $5,000,033
Collateralized by various asset-backed obligations, 0.292% to 5.216%, due 10/25/28 to 04/25/47. The aggregate market value of the collateral, including accrued interest, was $6,256,742.
8,000,000	0.060	(f)	12/07/21	8,000,000
Maturity Value: $8,002,427
Settlement Date: 09/07/21

Collateralized by U.S. Treasury Bills, 0.000%, due 03/17/22 to
11/03/22, a U.S. Treasury Bond, 2.500%, due 05/15/46, U.S.
Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due
07/15/23 to 07/15/27, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/32 to 02/15/41, U.S. Treasury
Notes, 0.250% to 2.250%, due 04/15/22 to 10/31/25 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
05/15/40 to 11/15/50. The aggregate market value of the
collateral, including accrued interest, was $8,159,999.

17,000,000	0.060	(f)	12/07/21	17,000,000
Maturity Value: $17,005,157
Settlement Date: 09/07/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/07/21 to
02/10/22, a U.S. Treasury Inflation-Indexed Bond, 3.375%, due
04/15/32 and a U.S. Treasury Note, 2.125%, due 06/30/22. The
aggregate market value of the collateral, including accrued
interest, was $17,340,027.

Repurchase Agreements(e) – (continued)
BofA Securities, Inc.
10,000,000	0.120%		12/01/21	10,000,017
Maturity Value: $10,000,033

Collateralized by a U.S. Treasury Bill, 0.000%, due 03/22/22 and
various corporate security issuers, 0.550% to 4.000%, due
04/30/25 to 06/01/71. The aggregate market value of the
collateral, including accrued interest, was $10,421,954.

25,000,000	0.170		12/01/21	25,000,076
Maturity Value: $25,000,118
Collateralized by various equity securities. The market value of the collateral, including accrued interest, was $26,999,980.

Credit Agricole Corporate and Investment Bank
40,000,000	0.120		12/01/21	40,000,067
Maturity Value: $40,000,133

Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%,
due 07/15/22, a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 05/15/22 and various corporate security issuers,
0.000% to 6.875%, due 02/22/22 to 12/31/99. The aggregate
market value of the collateral, including accrued interest, was
$41,657,856.

ING Financial Markets LLC
10,000,000	0.140		12/01/21	10,000,022
Maturity Value: $10,000,039
Collateralized by various corporate security issuers, 0.250% to 5.600%, due 05/12/23 to 01/15/52. The aggregate market value of the collateral, including accrued interest, was $10,500,417.

Joint Account III
30,000,000	0.050		12/01/21	29,999,991
Maturity Value: $30,000,042

Mizuho Securities USA LLC
15,000,000	0.170		12/01/21	15,000,046
Maturity Value: $15,000,071
Collateralized by various corporate security issuers, 0.250% to 11.000%, due 01/11/22 to 05/15/32. The aggregate market value of the collateral, including accrued interest, was $15,936,212.

MUFG Securities Americas Inc.
17,000,000	0.240		12/01/21	17,000,085
Maturity Value: $17,000,113
Collateralized by an Exchange-Traded Fund and various equity securities. The aggregate market value of the collateral, including accrued interest, was $18,359,999.

Scotia Capital (USA) Inc.
15,000,000	0.170		12/01/21	15,000,046
Maturity Value: $15,000,071
Collateralized by various corporate security issuers, 0.430% to 6.000%, due 02/22/23 to 02/04/61. The aggregate market value of the collateral, including accrued interest, was $15,750,816.

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreements(e) – (continued)
Scotia Capital (USA) Inc. – (continued)
$15,000,000	0.320%	12/01/21	$15,000,108
Maturity Value: $15,000,133
Collateralized by various corporate security issuers, 0.250% to 11.000%, due 02/12/22 to 05/15/32. The aggregate market value of the collateral, including accrued interest, was $16,431,139.

TOTAL REPURCHASE AGREEMENTS (Cost $211,000,000)			$211,000,483

TOTAL INVESTMENTS – 103.8% (Cost $1,200,344,917)			$1,200,357,479

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%			(44,369,428)

NET ASSETS – 100.0%			$1,155,988,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(d)	Rate shown is that which is in effect on November 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on November 30, 2021. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FHLB	— Insured by Federal Home Loan Bank
GNMA	— Insured by Government National Mortgage Association
GO	— General Obligation
LOC	— Letter of Credit
MMY	— Money Market Yield
RB	— Revenue Bond
RMKT	— Remarketed
SPA	— Stand-by Purchase Agreement
T-Bill	— Treasury Bill
VRDN	— Variable Rate Demand Notes

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 106.6%
United States Treasury Bills
$12,700,000	0.051%		12/02/21	$12,699,982
128,000,000	0.051		12/02/21	127,999,893
175,000,000	0.051		12/02/21	174,999,951
350,000,000	0.051		12/02/21	349,999,538
6,000,000,000	0.051		12/02/21	5,999,992,500
300,000,000	0.010		12/07/21	299,999,000
825,000,000	0.010		12/07/21	824,998,625
54,000,000	0.015		12/09/21	53,999,820
811,000,000	0.015		12/09/21	810,996,396
3,000,000,000	0.061		12/14/21	2,999,935,000
6,994,800,000	0.041		12/16/21	6,994,683,421
2,893,600,000	0.035		12/23/21	2,893,538,111
3,325,800,000	0.035		12/23/21	3,325,688,214
54,200,000	0.056		12/30/21	54,197,490
2,959,200,000	0.056		12/30/21	2,959,068,889
750,000,000	0.046		01/04/22	749,968,125
1,862,300,000	0.041		01/06/22	1,862,206,884
2,550,000,000	0.041		01/06/22	2,549,898,001
8,590,000,000	0.046		01/18/22	8,589,484,600
328,140,000	0.052		01/20/22	328,116,529
1,000,000,000	0.052		01/20/22	999,923,611
1,400,000,000	0.052		01/20/22	1,399,902,777
125,000,000	0.041		01/25/22	124,992,361
2,500,000,000	0.041		01/25/22	2,499,828,125
500,000,000	0.046		01/27/22	499,964,375
564,800,000	0.046		01/27/22	564,761,994
835,000,000	0.046		01/27/22	834,927,284
250,000,000	0.051		02/03/22	249,975,555
4,000,000,000	0.051		02/03/22	3,999,644,441
185,200,000	0.056		02/08/22	185,180,477
5,335,000,000	0.046		02/10/22	5,334,526,519
47,000,000	0.051		02/15/22	46,994,543
2,220,600,000	0.051		02/15/22	2,220,365,603
953,000,000	0.046		02/17/22	952,896,757
8,029,400,000	0.046		02/17/22	8,028,617,134
4,000,000,000	0.056		02/22/22	3,999,492,778
261,700,000	0.051		03/03/22	261,659,873
7,000,000,000	0.051	(a)	03/03/22	6,999,115,270
2,750,000,000	0.056		03/08/22	2,749,592,465
5,000,000,000	0.056		03/15/22	4,999,205,556
1,152,000,000	0.051		03/31/22	1,151,807,998
241,400,000	0.055		04/07/22	241,354,013
550,800,000	0.055		04/07/22	550,693,130
2,704,400,000	0.056		04/14/22	2,703,846,340
60,800,000	0.061		04/21/22	60,785,712
119,300,000	0.061		04/21/22	119,269,628
58,500,000	0.061		04/28/22	58,483,646
1,250,000,000	0.061		04/28/22	1,249,691,670
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
2,960,300,000	0.079	(b)	04/30/23	2,960,452,288
2,190,300,000	0.064	(a)(b)	07/31/23	2,190,336,777
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
2,669,400,000	0.080	(b)	10/31/23	2,669,353,437

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
$1,387,600,000	0.064	%(a)(b)	01/31/23	$1,387,880,175
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
3,094,400,000	0.155	(b)	07/31/22	3,095,181,832
984,500,000	0.145	(b)	10/31/22	984,831,862
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
1,584,700,000	0.164	(b)	04/30/22	1,585,341,294
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
2,703,125,000	0.154	(b)	01/31/22	2,703,358,513
United States Treasury Notes
94,100,000	2.625		12/15/21	94,191,890
147,800,000	2.000		12/31/21	148,033,772
60,200,000	2.125		12/31/21	60,301,425
7,163,000	2.500		01/15/22	7,184,314
5,800,000	1.500		01/31/22	5,813,719
11,600,000	1.875		01/31/22	11,634,693
65,073,700	0.125		06/30/22	65,083,260
187,350,000	1.750		07/15/22	189,263,313

TOTAL INVESTMENTS – 106.6%				$113,208,213,168

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6)%				(7,029,178,143)

NET ASSETS – 100.0%				$106,179,035,025

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 30.0%
United States Treasury Bills
$484,500,000	0.056%		12/02/21	$484,499,260
166,700,000	0.056		12/23/21	166,694,397
23,900,000	0.056		12/30/21	23,898,893
179,600,000	0.056		12/30/21	179,592,043
312,600,000	0.056		02/03/22	312,569,434
17,400,000	0.041		02/10/22	17,398,627
1,400,000	0.056		02/15/22	1,399,837
7,900,000	0.056		02/22/22	7,898,998
467,800,000	0.056		03/08/22	467,730,675
4,200,000	0.056		03/22/22	4,199,288
107,700,000	0.056		04/14/22	107,677,951
2,400,000	0.069		04/28/22	2,399,329
85,500,000	0.091		10/06/22	85,433,951
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
2,331,100,000	0.079	(a)	04/30/23	2,331,218,255
1,061,100,000	0.064	(a)(b)	07/31/23	1,061,110,631
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
695,000,000	0.080	(a)	10/31/23	694,970,316
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
822,300,000	0.064	(a)(b)	01/31/23	822,426,996
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
213,800,000	0.155	(a)	07/31/22	213,841,637
158,100,000	0.145	(a)	10/31/22	158,142,646
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
1,500,000	0.164	(a)	04/30/22	1,500,712
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
674,275,000	0.154	(a)	01/31/22	674,272,935
United States Treasury Notes
46,800,000	2.625		12/15/21	46,845,701
73,600,000	2.000		12/31/21	73,716,412
153,200,000	2.125		12/31/21	153,458,781
3,560,000	2.500		01/15/22	3,570,593
2,900,000	1.500		01/31/22	2,906,860
5,800,000	1.875		01/31/22	5,817,346
22,119,000	0.125		06/30/22	22,122,249
63,675,000	1.750		07/15/22	64,325,281

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$8,191,640,034

Repurchase Agreements(c) – 69.1%
Bank of Montreal
$28,000,000	0.055	%(d)	12/01/21	$28,000,000
Maturity Value: $28,003,893
Settlement Date: 11/18/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 12/02/21, a
U.S. Treasury Bond, 3.000%, due 02/15/48 and U.S. Treasury
Notes, 1.625% to 2.875%, due 11/30/25 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $28,560,039.

Repurchase Agreements(c) – (continued)
Bank of Montreal – (continued)
31,000,000	0.055	%(d)	12/01/21	31,000,000
Maturity Value: $31,004,215
Settlement Date: 09/08/21

Collateralized by U.S. Treasury Bonds, 1.875% to 3.875%, due
08/15/40 to 11/15/51, a U.S. Treasury Inflation-Indexed Bond,
2.375%, due 01/15/27, a U.S. Treasury Inflation-Indexed Note,
0.250%, due 01/15/25, U.S. Treasury Notes, 1.125%, due
02/29/28 to 02/15/31 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 02/15/46. The aggregate market value of the collateral, including accrued interest, was
$31,620,018.

33,000,000	0.055	(d)	12/01/21	33,000,000
Maturity Value: $33,007,109
Settlement Date: 08/26/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
12/30/21, U.S. Treasury Bonds, 1.875% to 3.125%, due
02/15/43 to 11/15/51, a U.S. Treasury Inflation-Indexed Bond,
2.375%, due 01/15/27, a U.S. Treasury Inflation-Indexed Note,
0.250%, due 01/15/25 and U.S. Treasury Notes, 0.500% to
1.625%, due 08/31/27 to 05/15/31. The aggregate market value of the collateral, including accrued interest, was $33,660,008.

31,000,000	0.055	(d)	12/07/21	31,000,000
Maturity Value: $31,008,572
Settlement Date: 09/01/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 12/02/21, a
U.S. Treasury Inflation-Indexed Bond, 0.625%, due 02/15/43, a
U.S. Treasury Inflation-Indexed Note, 0.250%, due 01/15/25
and U.S. Treasury Notes, 0.125% to 2.000%, due 02/28/23 to
05/15/31. The aggregate market value of the collateral,
including accrued interest, was $31,620,097.

66,000,000	0.055	(d)	12/07/21	66,000,000
Maturity Value: $66,012,806
Settlement Date: 08/25/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
01/11/22, U.S. Treasury Bonds, 1.875% to 3.000%, due
11/15/45 to 11/15/51 and U.S. Treasury Notes, 1.500% to
2.250%, due 08/31/22 to 11/15/24. The aggregate market value of the collateral, including accrued interest, was $67,320,011.

250,000,000	0.060	(d)	12/07/21	250,000,000
Maturity Value: $250,076,252
Settlement Date: 07/19/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/02/21 to
05/12/22, a U.S. Treasury Bond, 3.625%, due 08/15/43, a U.S.
Treasury Floating Rate Note, 0.084%, due 04/30/23, a U.S.
Treasury Inflation-Indexed Bond, 0.750%, due 02/15/45, a U.S.
Treasury Inflation-Indexed Note, 0.250%, due 01/15/25 and
U.S. Treasury Notes, 0.125% to 1.125%, due 11/30/22 to
02/29/28. The aggregate market value of the collateral,
including accrued interest, was $255,000,065.

Barclays Bank PLC
109,000,000	0.050		12/07/21	109,000,000
Maturity Value: $109,000,151
Collateralized by a U.S. Treasury Bill, 0.000%, due 04/07/22. The market value of the collateral, including accrued interest, was $111,180,185.

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas
$350,000,000	0.070	%(d)	12/01/21	$350,000,000
Maturity Value: $350,123,858
Settlement Date: 06/17/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/30/21 to
06/16/22, a U.S. Treasury Bond, 2.375%, due 11/15/49, U.S.
Treasury Inflation-Indexed Bonds, 0.250% to 3.625%, due
04/15/28 to 02/15/50, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.375%, due 07/15/24 to 07/15/27, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/27 to
08/15/48, U.S. Treasury Notes, 1.750% to 2.750%, due
02/28/22 to 04/30/24 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/36 to 05/15/48. The
aggregate market value of the collateral, including accrued
interest, was $357,000,001.

67,500,000	0.055	(d)	12/07/21	67,500,000
Maturity Value: $67,518,769
Settlement Date: 06/29/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 06/16/22, a
U.S. Treasury Bond, 6.250%, due 08/15/23, a U.S. Treasury
Inflation-Indexed Note, 0.750%, due 07/15/28, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 05/15/29 to
05/15/49, U.S. Treasury Notes, 1.250% to 2.250%, due
04/15/22 to 11/15/26 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/48 to 11/15/50. The
aggregate market value of the collateral, including accrued
interest, was $68,849,999.

65,000,000	0.060	(d)	12/07/21	65,000,000
Maturity Value: $65,019,717
Settlement Date: 06/18/21

Collateralized by U.S. Treasury Inflation-Indexed Bonds, 1.000%
to 3.625%, due 04/15/28 to 02/15/48, a U.S. Treasury Inflation-
Indexed Note, 0.125%, due 01/15/30, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 11/15/29 to 11/15/44,
U.S. Treasury Notes, 0.125% to 2.750%, due 07/31/22 to
02/28/25 and U.S. Treasury Principal-Only Stripped Securities,
0.000%, due 11/15/22 to 02/15/51. The aggregate market value of the collateral, including accrued interest, was $66,300,002.

121,000,000	0.060	(d)	12/07/21	121,000,000
Maturity Value: $121,036,704
Settlement Date: 09/20/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/31/21 to
01/27/22, U.S. Treasury Bonds, 4.375% to 7.250%, due
08/15/22 to 05/15/40, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 1.000%, due 02/15/45 to 02/15/48, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.500%, due 07/15/22 to
01/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/30 to 02/15/35 and U.S. Treasury Notes,
0.250% to 2.750%, due 02/28/22 to 10/31/25. The aggregate
market value of the collateral, including accrued interest, was
$123,420,002.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
170,000,000	0.060	%(d)	12/07/21	170,000,000
Maturity Value: $170,051,568
Settlement Date: 09/07/21

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
1.000%, due 02/15/49 and U.S. Treasury Notes, 1.375% to
2.625%, due 08/31/23 to 12/31/25. The aggregate market value of the collateral, including accrued interest, was $173,400,026.

330,000,000	0.060	(d)	12/07/21	330,000,000
Maturity Value: $330,100,102
Settlement Date: 08/19/21

Collateralized by U.S. Treasury Bills, 0.000%, due 12/30/21 to
08/11/22, U.S. Treasury Bonds, 1.250% to 5.250%, due
02/15/29 to 05/15/50, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 3.875%, due 04/15/28 to 02/15/47, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 07/15/26 to
07/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/29 to 05/15/48, U.S. Treasury Notes,
0.250% to 2.500%, due 02/28/22 to 11/15/26 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/36 to
11/15/48. The aggregate market value of the collateral,
including accrued interest, was $336,600,003.

BofA Securities, Inc.
100,000,000	–		12/01/21	100,000,000
Maturity Value: $100,000,000
Collateralized by a U.S. Treasury Note, 2.250%, due 08/15/27. The market value of the collateral, including accrued interest, was $102,000,105.

Canadian Imperial Bank of Commerce
60,000,000	0.050		12/01/21	60,000,000
Maturity Value: $60,000,083

Collateralized by U.S. Treasury Bonds, 1.125% to 3.125%, due
05/15/40 to 05/15/48, a U.S. Treasury Inflation-Indexed Note,
0.375%, due 01/15/27 and U.S. Treasury Notes, 0.125% to
2.375%, due 12/31/22 to 11/30/28. The aggregate market value of the collateral, including accrued interest, was $61,200,032.

21,000,000	0.055	(d)	12/01/21	21,000,000
Maturity Value: $21,002,952
Settlement Date: 10/06/21

Collateralized by U.S. Treasury Bonds, 1.875% to 2.250%, due
02/15/41 to 08/15/46, a U.S. Treasury Inflation-Indexed Bond,
2.375%, due 01/15/25, a U.S. Treasury Inflation-Indexed Note,
0.125%, due 07/15/22 and U.S. Treasury Notes, 0.125% to
3.125%, due 07/31/22 to 05/15/31. The aggregate market value of the collateral, including accrued interest, was $21,420,076.

32,000,000	0.055	(d)	12/07/21	32,000,000
Maturity Value: $32,008,849
Settlement Date: 10/06/21

Collateralized by U.S. Treasury Bonds, 1.125% to 3.625%, due
05/15/40 to 08/15/51, U.S. Treasury Inflation-Indexed Bonds,
1.000% to 2.375%, due 01/15/25 to 02/15/48 and U.S. Treasury
Notes, 0.125% to 2.625%, due 04/30/22 to 02/15/29. The
aggregate market value of the collateral, including accrued
interest, was $32,640,082.

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Canadian Imperial Bank of Commerce – (continued)
$1,000,000,000	0.055	%(d)	12/07/21	$1,000,000,000
Maturity Value: $1,000,275,004
Settlement Date: 07/23/21

Collateralized by U.S. Treasury Bonds, 1.125% to 3.625%, due
05/15/40 to 02/15/51, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 3.625%, due 01/15/25 to 02/15/45 and U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.500%, due 07/15/22 to
01/15/27. The aggregate market value of the collateral,
including accrued interest, was $1,020,000,040.

110,000,000	0.055	(d)	01/20/22	110,000,000
Maturity Value: $110,010,252
Settlement Date: 11/26/21

Collateralized by a U.S. Treasury Floating Rate Note, 0.164%,
due 04/30/22 and U.S. Treasury Notes, 0.125% to 2.250%, due
05/15/23 to 11/30/28. The aggregate market value of the
collateral, including accrued interest, was $112,200,034.

Credit Agricole Corporate and Investment Bank
100,000,000	–		12/07/21	100,000,000
Maturity Value: $100,000,000

Collateralized by U.S. Treasury Bonds, 1.875% to 2.875%, due
08/15/42 to 02/15/51 and U.S. Treasury Inflation-Indexed
Bonds, 0.125% to 3.375%, due 04/15/32 to 02/15/51. The
aggregate market value of the collateral, including accrued
interest, was $102,000,115.

140,000,000	0.050		12/07/21	140,000,000
Maturity Value: $140,000,194
Collateralized by U.S. Treasury Bonds, 1.125% to 3.375%, due 08/15/40 to 02/15/50. The aggregate market value of the collateral, including accrued interest, was $142,800,101.

Deutsche Bank Securities Inc.
100,000,000	0.050		12/07/21	100,000,000
Maturity Value: $100,000,139
Collateralized by U.S. Treasury Notes, 0.500% to 0.750%, due 11/30/23 to 11/15/24. The aggregate market value of the collateral, including accrued interest, was $102,000,004.

Federal Reserve Bank of New York
12,000,000,000	0.050		12/06/21	12,000,000,000
Maturity Value: $12,000,016,667
Collateralized by U.S. Treasury Notes, 0.375% to 2.875%, due 08/15/22 to 08/15/29. The aggregate market value of the collateral, including accrued interest, was $12,000,016,717.

Fixed Income Clearing Corp.
432,100,000	0.005		12/07/21	432,100,000
Maturity Value: $432,100,060
Collateralized by a U.S. Treasury Bill, 0.000%, due 12/31/21. The market value of the collateral, including accrued interest, was $440,742,017.
600,000,000	0.055		12/07/21	600,000,000
Maturity Value: $600,000,917

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
0.750%, due 02/15/42 and a U.S. Treasury Note, 0.750%, due
05/31/26. The aggregate market value of the collateral,
including accrued interest, was $612,000,075.

Repurchase Agreements(c) – (continued)
HSBC Bank PLC (Overnight Treasury + 0.02%)
275,000,000	0.070	%(a)	12/01/21	275,000,000
Maturity Value: $275,193,030
Settlement Date: 12/14/20

Collateralized by U.S. Treasury Bonds, 1.875% to 6.125%, due
11/15/27 to 02/15/50, a U.S. Treasury Inflation-Indexed Bond,
2.500%, due 01/15/29, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.375%, due 01/15/23 to 07/15/30 and U.S. Treasury
Notes, 0.125% to 3.125%, due 05/31/22 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $281,503,043.

650,000,000	0.070	(a)	12/01/21	650,000,000
Maturity Value: $650,451,198
Settlement Date: 12/18/20

Collateralized by U.S. Treasury Bonds, 1.250% to 6.250%, due
11/15/27 to 05/15/50, a U.S. Treasury Floating Rate Note,
0.105%, due 07/31/22, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.250%, due 04/15/22 to 07/15/30 and U.S. Treasury
Notes, 0.125% to 3.125%, due 05/31/22 to 05/15/31. The
aggregate market value of the collateral, including accrued
interest, was $667,788,313.

100,000,000	0.070	(a)	12/07/21	100,000,000
Maturity Value: $100,064,749
Settlement Date: 01/11/21

Shared collateral consisting of U.S. Treasury Bonds, 1.875% to
6.250%, due 11/15/27 to 02/15/50, a U.S. Treasury Floating
Rate Note, 0.105%, due 07/31/22, U.S. Treasury Inflation-
Indexed Bonds, 2.500% to 3.875%, due 01/15/29 to 04/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.750%, due
01/15/23 to 07/15/30 and U.S. Treasury Notes, 0.125% to
3.125%, due 04/30/22 to 08/15/30. The aggregate market value of the collateral, including accrued interest, was $204,474,918.

100,000,000	0.070	(a)	12/07/21	100,000,000
Maturity Value: $100,062,999
Settlement Date: 01/20/21

Shared collateral consisting of U.S. Treasury Bonds, 1.875% to
6.250%, due 11/15/27 to 02/15/50, a U.S. Treasury Floating
Rate Note, 0.105%, due 07/31/22, U.S. Treasury Inflation-
Indexed Bonds, 2.500% to 3.875%, due 01/15/29 to 04/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.750%, due
01/15/23 to 07/15/30 and U.S. Treasury Notes, 0.125% to
3.125%, due 04/30/22 to 08/15/30. The aggregate market value of the collateral, including accrued interest, was $204,474,918.

Joint Account I
1,270,000,000	0.050		12/07/21	1,270,000,000
Maturity Value: $1,270,001,764

MUFG Securities Americas Inc.
50,000,000	0.050		12/07/21	50,000,000
Maturity Value: $50,000,069

Collateralized by U.S. Treasury Bonds, 1.875%, due 02/15/51 to
11/15/51, U.S. Treasury Notes, 0.375% to 2.750%, due
12/31/25 to 10/31/28 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 02/15/43. The aggregate market value of the collateral, including accrued interest, was
$51,000,012.

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Norinchukin Bank (The)
$90,000,000	0.080%	12/01/21	$90,000,000
Maturity Value: $90,018,400
Settlement Date: 10/20/21
Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29 and a U.S. Treasury Note, 0.625%, due 08/15/30. The aggregate market value of the collateral, including accrued interest, was $91,800,010.

TOTAL REPURCHASE AGREEMENTS			$18,881,600,000

TOTAL INVESTMENTS – 99.1%			$27,073,240,034

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			257,357,604

NET ASSETS – 100.0%			$27,330,597,638

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(b)	All or a portion represents a forward commitment.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2021. Additional information on Joint Repurchase Agreement Account I appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 35.6%
United States Treasury Bills
$10,000,000	0.030%		12/02/21	$9,999,992
201,900,000	0.030		12/02/21	201,899,692
54,000,000	0.056		12/23/21	53,998,185
7,700,000	0.056		12/30/21	7,699,643
54,900,000	0.056		12/30/21	54,897,568
90,000,000	0.056		01/27/22	89,992,162
100,000,000	0.056		02/03/22	99,990,222
900,000	0.056		02/15/22	899,895
93,000,000	0.056		02/22/22	92,988,207
266,700,000	0.056		03/08/22	266,660,477
314,800,000	0.056		04/14/22	314,735,552
7,100,000	0.061		04/28/22	7,098,015
130,600,000	0.061		04/28/22	130,567,786
73,300,000	0.091		10/06/22	73,243,376
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
659,500,000	0.079	(a)(b)	04/30/23	659,535,825
375,500,000	0.064	(a)(b)	07/31/23	375,506,326
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
487,000,000	0.080	(a)	10/31/23	486,981,549
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
150,300,000	0.064	(a)	01/31/23	150,328,701
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
214,200,000	0.155	(a)	07/31/22	214,237,727
65,200,000	0.145	(a)	10/31/22	65,215,981
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
155,700,000	0.164	(a)	04/30/22	155,758,036
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
310,800,000	0.154	(a)	01/31/22	310,799,394
United States Treasury Notes
8,900,000	2.625		12/15/21	8,908,680
23,700,000	2.000		12/31/21	23,737,487
40,800,000	2.125		12/31/21	40,868,962
1,104,000	2.500		01/15/22	1,107,285
900,000	1.500		01/31/22	902,129
1,800,000	1.875		01/31/22	1,805,383
7,164,300	0.125		06/30/22	7,165,352
20,650,000	1.750		07/15/22	20,860,888

TOTAL U.S. TREASURY OBLIGATIONS				$3,928,390,477

Repurchase Agreements(c) – 64.3%
Federal Reserve Bank of New York
7,100,000,000	0.050		12/01/21	7,100,000,000
Maturity Value: $7,100,009,861
Collateralized by U.S. Treasury Notes, 0.125% to 2.250%, due 08/15/22 to 08/15/29. The aggregate market value of the collateral, including accrued interest, was $7,100,009,868.

TOTAL INVESTMENTS – 99.9%				$11,028,390,477

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				7,496,332

NET ASSETS – 100.0%				$11,035,886,809

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(b)	All or a portion represents a forward commitment.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2021.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Schedule of Investments

November 30, 2021

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At November 30, 2021, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of December 1, 2021, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,280,000,000	$1,280,001,778	$1,305,003,697
Treasury Obligations	1,270,000,000	1,270,001,764	1,294,808,356

REPURCHASE AGREEMENTS — At November 30, 2021, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	0.050%	$501,960,784	$498,039,216
BNP Paribus	0.050	351,372,549	348,627,451
Credit Agricole Corporate and Investment Bank	0.050	426,666,667	423,333,333

TOTAL		$1,280,000,000	$1,270,000,000

At November 30, 2021, the Joint Repurchase Agreement Account I was fully collateralized by cash and:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	12/30/21 to 12/30/21
U.S. Treasury Bonds	1.375 to 7.500	11/15/24 to 05/15/51
U.S. Treasury Inflation-Indexed Bonds	1.000 to 3.875	01/15/25 to 02/15/48
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.875	04/15/22 to 07/15/30
U.S. Treasury Notes	0.125 to 3.125	12/31/21 to 05/15/31

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)

November 30, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At November 30, 2021, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of December 1, 2021, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$990,000,000	$990,001,375	$1,019,642,947
Money Market	30,000,000	30,000,042	30,898,271
Prime Obligations	30,000,000	30,000,042	30,898,271

REPURCHASE AGREEMENTS — At November 30, 2021, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	0.050%	$371,250,000	$11,250,000	$11,250,000
Bank of America, N.A.	0.050	309,375,000	9,375,000	9,375,000
BofA Securities, Inc.	0.050	309,375,000	9,375,000	9,375,000

TOTAL		$990,000,000	$30,000,000	$30,000,000

At November 30, 2021, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000 to 5.000%	05/01/25 to 12/01/51
Federal National Mortgage Association	2.000 to 5.500	03/01/33 to 11/01/51
Government National Mortgage Association	2.500 to 3.000	08/20/47 to 09/20/51
U.S. Treasury Bonds	2.250	08/15/46
U.S. Treasury Notes	1.500 to 3.000	03/31/23 to 09/30/25

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

November 30, 2021

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Assets:
Investments, at value (cost $2,867,859,743, $82,641,956,680, $4,765,552,363 and $989,344,917)	$2,867,859,743	$82,641,956,680	$4,765,552,512	$989,356,996
Repurchase agreements, at value (cost $0, $140,131,358,250, $800,500,000 and $211,000,000)	—	140,131,358,250	800,502,169	211,000,483
Cash	3,407,351	1,326,285,588	732,100	113,086
Receivables:
Investments sold	1,599,784	125,183,133	—	—
Interest	231,170	27,326,281	615,028	159,600
Fund shares sold	65,000	24,834,378	—	485,000
Reimbursement from investment advisor	10,537	—	—	50,191
Other assets	85,804	1,495,662	90,180	126,105
Total assets	2,873,259,389	224,278,439,972	5,567,491,989	1,201,291,461

Liabilities:
Payables:
Investments purchased	900,444	68,833,333	66,939,334	35,984,258
Management fees	108,514	6,214,872	348,896	76,311
Dividend distribution	3,132	2,184,548	69,698	4,564
Fund shares redeemed	—	17,810,833	—	9,096,368
Distribution and Service fees and Transfer Agency fees	—	1,295,984	—	—
Accrued expenses	186,294	3,994,068	248,994	141,909
Total liabilities	1,198,384	100,333,638	67,606,922	45,303,410

Net Assets:
Paid-in capital	2,872,053,130	224,178,012,196	5,507,090,683	1,155,975,248
Total distributable earnings (loss)	7,875	94,138	(7,205,616)	12,803
NET ASSETS	$2,872,061,005	$224,178,106,334	$5,499,885,067	$1,155,988,051
Net Assets:
Class A Shares	$—	$600,755,559	$—	$—
Class C Shares	—	5,028,612	—	—
Institutional Shares	2,667,247,470	194,824,984,410	5,494,458,245	1,110,877,985
Capital Shares	527,166	1,675,429,207	1,059	911,410
Service Shares	9,838,652	908,881,086	2,656	183
Preferred Shares	2,872,719	1,077,740,864	65,896	13,654
Select Shares	49,425	1,181,541,718	3,701,643	7,894,797
Administration Shares	63,936,727	7,904,302,467	1,652,446	5,407,399
Cash Management Shares	127,536,904	302,333,432	1,034	1,035
Premier Shares	51,942	9,922,501,981	1,049	1,049
Resource Shares	—	10,447,176	1,039	1,038
Class R6 Shares	—	311,453,748	—	—
Drexel Hamilton Class Shares	—	4,948,287,894	—	30,879,501
Loop Class Shares	—	504,408,178	—	—
Seelaus Class Shares	—	10,002	—	—
Total Net Assets	$2,872,061,005	$224,178,106,334	$5,499,885,067	$1,155,988,051
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	—	600,755,293	—	—
Class C Shares	—	5,028,610	—	—
Institutional Shares	2,667,244,729	194,824,897,849	5,492,119,882	1,109,928,649
Capital Shares	527,166	1,675,428,463	1,058	910,699
Service Shares	9,838,642	908,880,682	2,655	183
Preferred Shares	2,872,716	1,077,740,386	65,858	13,644
Select Shares	49,425	1,181,541,193	3,700,344	7,888,256
Administration Shares	63,936,661	7,904,298,954	1,651,791	5,402,964
Cash Management Shares	127,536,773	302,333,298	1,033	1,033
Premier Shares	51,941	9,922,497,572	1,049	1,048
Resource Shares	—	10,447,171	1,039	1,038
Class R6 Shares	—	311,453,610	—	—
Drexel Hamilton Class Shares	—	4,948,285,695	—	30,854,511
Loop Class Shares	—	504,407,954	—	—
Seelaus Class Shares	—	10,002	—	—
Net asset value, offering and redemption price per share:
Class A Shares	$—	$1.00	$—	$—
Class C Shares	—	1.00	—	—
Institutional Shares	1.00	1.00	1.0004	1.0009
Capital Shares	1.00	1.00	1.0008	1.0008
Service Shares	1.00	1.00	1.0005	1.0010
Preferred Shares	1.00	1.00	1.0006	1.0007
Select Shares	1.00	1.00	1.0004	1.0008
Administration Shares	1.00	1.00	1.0004	1.0008
Cash Management Shares	1.00	1.00	1.0008	1.0011
Premier Shares	1.00	1.00	1.0008	1.0011
Resource Shares	—	1.00	1.0008	1.0010
Class R6 Shares	—	1.00	—	—
Drexel Hamilton Class Shares	—	1.00	—	1.0008
Loop Class Shares	—	1.00	—	—
Seelaus Class Shares	—	1.00	—	—

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued)

November 30, 2021

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Assets:
Investments, at value (cost $113,208,213,168, $8,191,640,034 and $3,928,390,477)	$113,208,213,168	$8,191,640,034	$3,928,390,477
Repurchase agreements, at value (cost $0, $18,881,600,000 and $7,100,000,000)	—	18,881,600,000	7,100,000,000
Cash	4,871,189	252,524,026	2,480,129
Receivables:
Interest	6,068,720	4,125,894	1,064,713
Fund shares sold	1,569,292	849,480	18,734
Investments sold	—	14,098,101	8,098,909
Other assets	602,855	340,695	140,225
Total assets	113,221,325,224	27,345,178,230	11,040,193,187

Liabilities:
Payables:
Investments purchased	7,032,131,266	8,504,124	3,501,676
Management fees	3,579,760	1,032,414	406,050
Fund shares redeemed	3,486,491	3,945,207	28,344
Dividend distribution	206,830	78,321	20,764
Accrued expenses	2,885,852	1,020,526	349,544
Total liabilities	7,042,290,199	14,580,592	4,306,378

Net Assets:
Paid-in capital	106,178,892,098	27,330,664,866	11,035,798,891
Total distributable earnings (loss)	142,927	(67,228)	87,918
NET ASSETS	$106,179,035,025	$27,330,597,638	$11,035,886,809
Net Assets:
Institutional Shares	$101,041,091,009	$21,699,894,674	$9,632,238,673
Capital Shares	826,871,019	371,229,745	243,876,038
Service Shares	1,569,931,228	1,703,918,269	233,841,501
Preferred Shares	78,190,770	500,987,144	51,188,422
Select Shares	208,541,695	87,702,532	5,519,303
Administration Shares	2,038,029,460	2,923,435,483	375,220,441
Cash Management Shares	11,715,945	29,933,411	371,768,429
Premier Shares	204,641,255	13,495,351	122,232,974
Resource Shares	1,027	1,029	1,028
Loop Class Shares	200,011,617	—	—
Seelaus Class Shares	10,000	—	—
Total Net Assets	$106,179,035,025	$27,330,597,638	$11,035,886,809
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	101,040,957,403	21,699,948,054	9,632,161,939
Capital Shares	826,869,926	371,230,658	243,874,095
Service Shares	1,569,929,152	1,703,922,461	233,839,638
Preferred Shares	78,190,666	500,988,377	51,188,014
Select Shares	208,541,419	87,702,747	5,519,259
Administration Shares	2,038,026,765	2,923,442,674	375,217,452
Cash Management Shares	11,715,930	29,933,484	371,765,467
Premier Shares	204,640,984	13,495,384	122,232,000
Resource Shares	1,027	1,029	1,028
Loop Class Shares	200,011,353	—	—
Seelaus Class Shares	10,000	—	—
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.00
Capital Shares	1.00	1.00	1.00
Service Shares	1.00	1.00	1.00
Preferred Shares	1.00	1.00	1.00
Select Shares	1.00	1.00	1.00
Administration Shares	1.00	1.00	1.00
Cash Management Shares	1.00	1.00	1.00
Premier Shares	1.00	1.00	1.00
Resource Shares	1.00	1.00	1.00
Loop Class Shares	1.00	—	—
Seelaus Class Shares	1.00	—	—

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Year Ended November 30, 2021

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Investment Income:

Interest income	$2,779,648	$180,984,206	$4,342,832	$2,359,062

Expenses:
Fund-Level Expenses:

Management fees	5,321,720	310,149,383	5,770,138	2,889,417

Transfer Agency fees	305,250	19,385,830	360,660	180,601

Registration fees	153,816	8,927,848	186,046	151,250

Professional fees	130,768	191,984	129,524	126,340

Custody, accounting and administrative services	106,308	6,061,493	135,766	114,032

Trustee fees	27,388	270,954	27,747	31,988

Printing and mailing fees	17,236	1,367,696	28,625	30,415

Other	32,841	1,108,282	55,232	101,600
Subtotal	6,095,327	347,463,470	6,693,738	3,625,643
Class Specific Expenses:

Cash Management Share fees	503,893	1,487,312	4	4

Distribution fees — Cash Management Shares	302,337	892,391	4	4

Administration Share fees	148,927	16,613,858	8,198	56,256

Service Share fees	49,665	4,541,514	15	36

Preferred Share fees	3,569	952,901	66	1,375

Capital Share fees	800	1,899,755	4,658	1,368

Premier Share fees	183	8,000,262	4	4

Select Share fees	15	217,472	687	6,307

Distribution fees — Resource Shares	—	106,908	—	—

Resource Share fees	—	356,358	4	4

Distribution and Service fees — Class A Shares	—	983,183	—	—

Distribution fees — Class C Shares	—	52,809	—	—

Total expenses	7,104,716	383,568,193	6,707,378	3,691,001

Less — expense reductions	(4,348,493)	(250,970,887)	(2,869,997)	(1,260,576)

Net expenses	2,756,223	132,597,306	3,837,381	2,430,425

NET INVESTMENT INCOME (LOSS)	$23,425	$48,386,900	$505,451	$(71,363)

Net realized gain from investment transactions	95,559	4,749,436	275,331	169,519

Net change in unrealized loss from investment transactions	—	—	(108,702)	(69,171)

Net realized and unrealized gain	95,559	4,749,436	166,629	100,348

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,984	$53,136,336	$672,080	$28,985

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations (continued)

For the Year Ended November 30, 2021

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Investment Income:

Interest income	$71,143,309	$27,171,016	$10,110,739

Expenses:
Fund-Level Expenses:

Management fees	163,933,123	62,254,209	20,072,071

Transfer Agency fees	9,108,185	3,458,842	1,115,207

Custody, accounting and administrative services	2,811,218	1,124,028	372,003

Registration fees	2,135,820	949,528	356,454

Printing and mailing fees	1,050,306	87,139	41,910

Professional fees	188,359	128,960	129,944

Trustee fees	141,496	73,849	38,173

Other	508,961	317,355	133,015
Subtotal	179,877,468	68,393,910	22,258,777
Class Specific Expenses:

Administration Share fees	4,535,926	7,209,590	989,773

Service Share fees	3,029,316	5,848,987	1,128,023

Capital Share fees	1,122,974	588,289	346,016

Premier Share fees	544,200	43,075	301,139

Preferred Share fees	107,142	465,085	57,085

Cash Management Share fees	60,184	177,946	1,670,677

Select Share fees	60,172	55,062	1,712

Distribution fees — Cash Management Shares	36,110	106,768	1,002,410

Resource Share fees	4	4	4

Total expenses	189,373,496	82,888,716	27,755,616

Less — expense reductions	(123,135,880)	(60,246,765)	(17,950,748)

Net expenses	66,237,616	22,641,951	9,804,868

NET INVESTMENT INCOME	$4,905,693	$4,529,065	$305,871

Net realized gain from investment transactions	310,065	990,971	339,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,215,758	$5,520,036	$645,067

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund			Government Fund
	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$23,425	$55,691	$17,343,724	$48,386,900	$855,555	$1,141,291,628
Net realized gain from investment transactions	95,559	78,375	966,791	4,749,436	2,404,541	40,401,445
Net increase in net assets resulting from operations	118,984	134,066	18,310,515	53,136,336	3,260,096	1,181,693,073

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	—	—	(107,857)	(7,067)	(2,446,431)
Class C Shares	—	—	—	(1,453)	(157)	(15,977)
Institutional Shares	(178,198)	(153,445)	(17,708,073)	(48,242,895)	(10,101,326)	(1,090,135,900)
Capital Shares	(32)	(19)	(8,246)	(347,011)	(29,079)	(12,087,734)
Service Shares	(612)	(147)	(63,442)	(250,318)	(21,453)	(4,939,299)
Preferred Shares	(221)	(143)	(50,399)	(261,241)	(21,766)	(9,976,513)
Select Shares	(3)	(1)	(471)	(199,366)	(10,452)	(4,341,608)
Administration Shares	(3,674)	(1,119)	(450,857)	(1,817,698)	(127,935)	(44,718,381)
Cash Management Shares	(6,188)	(1,058)	(18,572)	(83,067)	(4,047)	(640,681)
Premier Shares	(4)	(1)	(373)	(599,283)	(4,585)	(1,394,940)
Resource Shares	—	—	—	(19,890)	(2,219)	(395,702)
Class R6 Shares	—	—	—	(53,669)	(6,378)	(942,873)
Drexel Hamilton Class Shares	—	—	—	(1,222,268)	(129,393)	(7,956,702)
Loop Class Shares	—	—	—	(47,958)	—	—
Seelaus Class Shares	—	—	—	(1)	—	—
Total distributions to shareholders	(188,932)	(155,933)	(18,300,433)	(53,253,975)	(10,465,857)	(1,179,992,741)

From share transactions
Proceeds from sales of shares	5,615,284,756	2,947,369,126	11,735,557,360	1,408,543,662,885	271,552,310,234	1,370,830,683,323
Reinvestment of distributions	138,131	121,757	14,243,623	25,820,493	5,233,911	577,812,056
Cost of shares redeemed	(6,552,398,984)	(3,060,198,196)	(9,361,084,182)	(1,352,471,522,565)	(321,675,383,431)	(1,263,859,504,231)
Net increase (decrease) in net assets resulting from share transactions	(936,976,097)	(112,707,313)	2,388,716,801	56,097,960,813	(50,117,839,286)	107,548,991,148
NET INCREASE (DECREASE)	(937,046,045)	(112,729,180)	2,388,726,883	56,097,843,174	(50,125,045,047)	107,550,691,480

Net assets:
Beginning of year	3,809,107,050	3,921,836,230	1,533,109,347	168,080,263,160	218,205,308,207	110,654,616,727
End of year	$2,872,061,005	$3,809,107,050	$3,921,836,230	$224,178,106,334	$168,080,263,160	$218,205,308,207

†	The Funds changed their fiscal and year end from August 31 to November 30.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Money Market Fund			Prime Obligations Fund
	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income (loss)	$505,451	$91,314	$195,364,360	$(71,363)	$(12,179)	$79,211,502
Net realized gain (loss) from investment transactions	275,331	125,878	(7,538,258)	169,519	92,119	604,703
Net change in unrealized loss from investment transactions	(108,702)	(461,899)	(4,400,659)	(69,171)	(342,897)	(1,341,419)
Net increase (decrease) in net assets resulting from operations	672,080	(244,707)	183,425,443	28,985	(262,957)	78,474,786

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(2,224,048)	(990,729)	(193,310,637)	(367,370)	(619,875)	(77,559,806)
Capital Shares	(989)	(486)	(135,656)	(147)	(39)	(76,698)
Service Shares	(1)	(2)	(300)	(1)	(1)	(6,973)
Preferred Shares	(36)	(70)	(42,411)	(222)	(152)	(42,649)
Select Shares	(1,387)	(278)	(319,301)	(3,445)	(5,954)	(789,855)
Administration Shares	(1,617)	(146)	(45,086)	(3,626)	(2,152)	(444,229)
Cash Management Shares	—	(1)	(9)	—	(1)	(9)
Premier Shares	—	(1)	(11)	—	(1)	(11)
Resource Shares	—	(1)	(11)	—	(1)	(11)
Drexel Hamilton Class Shares	—	—	—	(13,537)	(15,151)	(222,875)
Total distributions to shareholders	(2,228,078)	(991,714)	(193,853,422)	(388,348)	(643,327)	(79,143,116)

From share transactions
Proceeds from sales of shares	20,931,317,533	4,518,751,604	78,480,208,605	5,253,733,942	1,598,365,808	23,481,618,298
Reinvestment of distributions	1,578,634	711,579	103,679,725	285,609	449,261	46,774,158
Cost of shares redeemed	(19,491,843,095)	(7,077,678,629)	(89,738,454,628)	(7,070,958,833)	(3,433,760,005)	(24,964,599,237)
Net increase (decrease) in net assets resulting from share transactions	1,441,053,072	(2,558,215,446)	(11,154,566,298)	(1,816,939,282)	(1,834,944,936)	(1,436,206,781)
NET INCREASE (DECREASE)	1,439,497,074	(2,559,451,867)	(11,164,994,277)	(1,817,298,645)	(1,835,851,220)	(1,436,875,111)

Net assets:
Beginning of year	4,060,387,993	6,619,839,860	17,784,834,137	2,973,286,696	4,809,137,916	6,246,013,027
End of year	$5,499,885,067	$4,060,387,993	$6,619,839,860	$1,155,988,051	$2,973,286,696	$4,809,137,916

†	The Funds changed their fiscal and year end from August 31 to November 30.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Instruments Fund			Treasury Obligations Fund
	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$4,905,693	$741,423	$572,078,874	$4,529,065	$497,454	$153,535,660
Net realized gain from investment transactions	310,065	129,652	20,901,374	990,971	358,383	6,731,060
Net increase in net assets resulting from operations	5,215,758	871,075	592,980,248	5,520,036	855,837	160,266,720

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(5,333,056)	(1,172,410)	(572,962,578)	(5,122,962)	(935,691)	(132,077,257)
Capital Shares	(45,680)	(9,741)	(8,336,562)	(55,076)	(13,279)	(3,428,674)
Service Shares	(36,961)	(1,765)	(176,314)	(172,938)	(40,579)	(6,461,492)
Preferred Shares	(6,538)	(1,871)	(919,744)	(72,480)	(18,987)	(3,661,923)
Select Shares	(12,240)	(6,506)	(1,704,555)	(30,810)	(8,500)	(486,531)
Administration Shares	(110,702)	(25,304)	(13,043,114)	(411,388)	(91,693)	(14,614,602)
Cash Management Shares	(734)	(170)	(53,744)	(5,227)	(633)	(108,803)
Premier Shares	(9,487)	(2,932)	(1,019,410)	(1,907)	(571)	(128,767)
Resource Shares	—	(1)	(6)	—	(1)	(6)
Loop Class Shares	(1,354)	—	—	—	—	—
Seelaus Class Shares	(1)	—	—	—	—	—
Total distributions to shareholders	(5,556,753)	(1,220,700)	(598,216,027)	(5,872,788)	(1,109,934)	(160,968,055)

From share transactions
Proceeds from sales of shares	259,609,910,551	60,196,183,321	355,916,515,357	317,299,055,468	66,608,512,585	255,687,212,214
Reinvestment of distributions	3,246,252	700,269	325,529,187	2,742,489	429,229	66,582,114
Cost of shares redeemed	(232,349,538,872)	(68,435,569,288)	(323,780,571,442)	(328,856,346,355)	(54,621,016,772)	(245,417,780,026)
Net increase (decrease) in net assets resulting from share transactions	27,263,617,931	(8,238,685,698)	32,461,473,102	(11,554,548,398)	11,987,925,042	10,336,014,302
NET INCREASE (DECREASE)	27,263,276,936	(8,239,035,323)	32,456,237,323	(11,554,901,150)	11,987,670,945	10,335,312,967

Net assets:
Beginning of year	78,915,758,089	87,154,793,412	54,698,556,089	38,885,498,788	26,897,827,843	16,562,514,876
End of year	$106,179,035,025	$78,915,758,089	$87,154,793,412	$27,330,597,638	$38,885,498,788	$26,897,827,843

†	The Funds changed their fiscal and year end from August 31 to November 30.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Solutions Fund
	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$305,871	$63,625	$84,944,805
Net realized gain from investment transactions	339,196	14,950	6,294,118
Net increase in net assets resulting from operations	645,067	78,575	91,238,923

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(598,964)	(156,692)	(84,516,483)
Capital Shares	(14,075)	(3,278)	(1,276,222)
Service Shares	(13,766)	(3,430)	(810,330)
Preferred Shares	(3,483)	(842)	(454,175)
Select Shares	(349)	(101)	(93,299)
Administration Shares	(24,160)	(7,842)	(2,714,596)
Cash Management Shares	(20,387)	(4,387)	(1,122,646)
Premier Shares	(5,250)	(1,520)	(950,305)
Resource Shares	—	(1)	(6)
Total distributions to shareholders	(680,434)	(178,093)	(91,938,062)

From share transactions
Proceeds from sales of shares	34,015,985,622	7,511,013,555	65,182,195,146
Reinvestment of distributions	406,950	109,544	57,158,747
Cost of shares redeemed	(34,992,148,477)	(8,356,792,865)	(60,968,545,207)
Net increase (decrease) in net assets resulting from share transactions	(975,755,905)	(845,669,766)	4,270,808,686
NET INCREASE (DECREASE)	(975,791,272)	(845,769,284)	4,270,109,547

Net assets:
Beginning of year	12,011,678,081	12,857,447,365	8,587,337,818
End of year	$11,035,886,809	$12,011,678,081	$12,857,447,365

†	The Funds changed their fiscal and year end from August 31 to November 30.

46	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Institutional Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.021	0.013	0.005

Net realized gain	—	(b)	—	(b)	0.003	0.001	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.010	0.022	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.022)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.022)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.99%	2.18%	1.34%	0.52%

Net assets, end of period (in 000’s)	$2,667,247		$3,639,742		$3,761,104	$1,453,995	$508,647	$556,458

Ratio of net expenses to average net assets	0.09%		0.14	%(f)	0.15%	0.18%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%		0.21	%(f)	0.21%	0.22%	0.25%	0.28%

Ratio of net investment income to average net assets	—	%(e)	0.01	%(f)	0.67%	2.15%	1.33%	0.51%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Capital Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.019	0.012	0.003

Net realized gain	—	(b)	—	(b)	0.002	0.001	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.009	0.020	0.012	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.85%	2.03%	1.19%	0.37%

Net assets, end of period (in 000’s)	$527		$3,267		$1,135	$626	$5,136	$16,147

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.28%	0.33%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%		0.36	%(f)	0.36%	0.37%	0.40%	0.43%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.01	)%(f)	0.74%	1.90%	1.04%	0.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	47

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Service Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.016	0.008	0.001

Net realized gain	—	(b)	—	(b)	— (b)	0.001	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.006	0.017	0.008	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.017)	(0.008)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.017)	(0.008)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.63%	1.67%	0.84%	0.10%

Net assets, end of period (in 000’s)	$9,839		$10,277		$11,490	$11,493	$11,003	$15,129

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.50%	0.68%	0.70%	0.62%

Ratio of total expenses to average net assets	0.70%		0.71	%(f)	0.71%	0.72%	0.75%	0.78%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.01	)%(f)	0.57%	1.64%	0.83%	0.09%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Preferred Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.004	0.021	0.012	0.004

Net realized gain	—	(b)	—	(b)	0.005	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.009	0.021	0.012	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.021)	(0.012)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.021)	(0.012)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.89%	2.08%	1.24%	0.42%

Net assets, end of period (in 000’s)	$2,873		$6,019		$22,779	$5,536	$2,386	$50

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.24%	0.28%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%		0.31	%(f)	0.31%	0.32%	0.35%	0.38%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.01	)%(f)	0.39%	2.09%	1.43%	0.41%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

48	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Select Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.010	0.021	0.013	0.005

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.010	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.96%	2.15%	1.31%	0.49%

Net assets, end of period (in 000’s)	$49		$49		$49	$49	$48	$47

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.18%	0.21%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%		0.24	%(f)	0.24%	0.25%	0.28%	0.31%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.91%	2.11%	1.30%	0.48%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Administration Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.019	0.011	0.003

Net realized gain	—	(b)	—	(b)	0.001	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.019	0.011	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.78%	1.93%	1.09%	0.27%

Net assets, end of period (in 000’s)	$63,937		$76,144		$73,011	$61,267	$59,447	$50,768

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.35%	0.43%	0.45%	0.45%

Ratio of total expenses to average net assets	0.45%		0.46	%(f)	0.46%	0.47%	0.50%	0.53%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.01	)%(f)	0.69%	1.89%	1.08%	0.26%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	49

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Cash Management Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.002	0.013	0.005	—	(b)

Net realized gain	—	(b)	—	(b)	0.003	0.001	— (b)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.005	0.014	0.005	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.005)	(0.014)	(0.005)	—	(b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.005)	(0.014)	(0.005)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.46%	1.37%	0.53%	0.01%

Net assets, end of period (in 000’s)	$127,537		$73,555		$52,216	$92	$50	$50

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.45%	0.98%	1.00%	0.71%

Ratio of total expenses to average net assets	1.00%		1.01	%(f)	1.01%	1.02%	1.05%	1.08%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.01	)%(f)	0.12%	1.34%	0.53%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Premier Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—		0.007	0.018	0.010	0.002

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.007	0.018	0.010	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.72%	1.82%	0.99%	0.19%

Net assets, end of period (in 000’s)	$52		$52		$52	$52	$51	$50

Ratio of net expenses to average net assets	0.09%		0.15	%(f)	0.42%	0.53%	0.55%	0.53%

Ratio of total expenses to average net assets	0.55%		0.56	%(f)	0.56%	0.57%	0.60%	0.63%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.67%	1.79%	0.99%	0.19%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Class A Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.019	0.011	0.003

Net realized gain (loss)	—	(b)	—	(b)	0.001	0.001	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.020	0.011	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.76%	1.97%	1.12%	0.30%

Net assets, end of period (in 000’s)	$600,756		$282,556		$366,871	$244,295	$69,681	$55,506

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.39%	0.43%	0.42%	0.43%

Ratio of total expenses to average net assets	0.43%		0.43	%(f)	0.43%	0.43%	0.44%	0.48%

Ratio of net investment income (loss) to average net assets	0.03%		(0.01	)%(f)	0.69%	1.94%	1.12%	0.34%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Class C Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.003	0.012	0.004	—	(b)

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.003	0.012	0.004	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.003)	(0.012)	(0.004)	—	(b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.003)	(0.012)	(0.004)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.34%	1.21%	0.39%	0.01%

Net assets, end of period (in 000’s)	$5,029		$6,327		$6,529	$4,532	$4,928	$5,937

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.73%	1.18%	1.15%	0.70%

Ratio of total expenses to average net assets	1.18%		1.18	%(f)	1.18%	1.18%	1.19%	1.23%

Ratio of net investment income (loss) to average net assets	0.02%		(0.01	)%(f)	0.25%	1.19%	0.37%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	51

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Institutional Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.022	0.014	0.006

Net realized gain (loss)	—	(b)	—	(b)	0.003	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.010	0.022	0.014	0.006

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)	(0.006)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)	(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		0.01%		0.97%	2.23%	1.38%	0.55%

Net assets, end of period (in 000’s)	$194,824,984		$154,904,106		$204,287,540	$100,539,271	$96,230,361	$79,411,937

Ratio of net expenses to average net assets	0.07%		0.18	%(e)	0.18%	0.18%	0.17%	0.18%

Ratio of total expenses to average net assets	0.18%		0.18	%(e)	0.18%	0.18%	0.19%	0.23%

Ratio of net investment income to average net assets	0.02%		—	%(e)(f)	0.70%	2.19%	1.39%	0.55%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

Financial Square Government Fund — Capital Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.008	0.021	0.012	0.004

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.021	0.012	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.021)	(0.012)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.021)	(0.012)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.83%	2.08%	1.22%	0.40%

Net assets, end of period (in 000’s)	$1,675,429		$1,435,345		$1,291,798	$1,302,391	$1,287,999	$893,496

Ratio of net expenses to average net assets	0.07%		0.19	%(f)	0.32%	0.33%	0.32%	0.33%

Ratio of total expenses to average net assets	0.33%		0.33	%(f)	0.33%	0.33%	0.34%	0.38%

Ratio of net investment income (loss) to average net assets	0.02%		(0.01	)%(f)	0.76%	2.05%	1.24%	0.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Service Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.017	0.009	0.001

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.006	0.017	0.009	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.61%	1.72%	0.87%	0.12%

Net assets, end of period (in 000’s)	$908,881		$860,075		$1,775,966	$665,252	$587,810	$337,219

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.53%	0.68%	0.67%	0.60%

Ratio of total expenses to average net assets	0.68%		0.68	%(f)	0.68%	0.68%	0.69%	0.73%

Ratio of net investment income (loss) to average net assets	0.02%		(0.01	)%(f)	0.58%	1.69%	0.93%	0.11%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Preferred Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.009	0.021	0.013	0.004

Net realized gain (loss)	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.009	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.88%	2.13%	1.28%	0.45%

Net assets, end of period (in 000’s)	$1,077,741		$820,201		$1,627,349	$1,755,404	$1,330,598	$553,781

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.28%	0.28%	0.27%	0.28%

Ratio of total expenses to average net assets	0.28%		0.28	%(f)	0.28%	0.28%	0.29%	0.33%

Ratio of net investment income (loss) to average net assets	0.02%		(0.01	)%(f)	0.89%	2.08%	1.32%	0.43%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	53

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Select Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.009	0.022	0.013	0.005

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.009	0.022	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.022)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.022)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.94%	2.20%	1.35%	0.52%

Net assets, end of period (in 000’s)	$1,181,542		$448,540		$481,493	$825,651	$598,258	$2,921,971

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.21%	0.21%	0.20%	0.21%

Ratio of total expenses to average net assets	0.21%		0.21	%(f)	0.21%	0.21%	0.22%	0.26%

Ratio of net investment income (loss) to average net assets	0.03%		(0.01	)%(f)	0.86%	2.16%	1.19%	0.52%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Administration Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.008	0.020	0.011	0.003

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.020	0.011	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.76%	1.97%	1.12%	0.30%

Net assets, end of period (in 000’s)	$7,904,302		$5,706,517		$5,421,224	$4,862,853	$4,454,065	$4,138,362

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.39%	0.43%	0.42%	0.43%

Ratio of total expenses to average net assets	0.43%		0.43	%(f)	0.43%	0.43%	0.44%	0.48%

Ratio of net investment income (loss) to average net assets	0.02%		(0.01	)%(f)	0.76%	1.95%	1.13%	0.32%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Cash Management Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.004	0.013	0.006	—	(b)

Net realized gain (loss)	—	(b)	—	(b)	0.001	0.001	— (b)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.005	0.014	0.006	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.005)	(0.014)	(0.006)	—	(b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.005)	(0.014)	(0.006)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.45%	1.42%	0.57%	0.02%

Net assets, end of period (in 000’s)	$302,333		$168,903		$198,129	$96,690	$6,573	$3,779

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.65%	0.98%	0.97%	0.62%

Ratio of total expenses to average net assets	0.98%		0.98	%(f)	0.98%	0.98%	0.99%	1.03%

Ratio of net investment income (loss) to average net assets	0.03%		(0.01	)%(f)	0.35%	1.35%	0.64%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Premier Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.019	0.010	0.003

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	(0.001)

Total from investment operations	—	(b)	—	(b)	0.007	0.019	0.010	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.019)	(0.010)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.019)	(0.010)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.70%	1.87%	1.02%	0.22%

Net assets, end of period (in 000’s)	$9,922,502		$219,114		$195,822	$190,633	$168,032	$101,311

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.46%	0.53%	0.52%	0.52%

Ratio of total expenses to average net assets	0.53%		0.53	%(f)	0.53%	0.53%	0.54%	0.58%

Ratio of net investment income (loss) to average net assets	0.03%		(0.01	)%(f)	0.70%	1.85%	0.99%	0.28%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	55

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Resource Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.005	0.015	0.007	0.001

Net realized gain (loss)	—	(b)	—	(b)	— (b)	0.001	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.005	0.016	0.007	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.005)	(0.016)	(0.007)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.005)	(0.016)	(0.007)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.53%	1.57%	0.72%	0.05%

Net assets, end of period (in 000’s)	$10,447		$93,981		$83,378	$70,841	$70,747	$74,864

Ratio of net expenses to average net assets	0.07%		0.20	%(f)	0.60%	0.83%	0.82%	0.69%

Ratio of total expenses to average net assets	0.83%		0.83	%(f)	0.83%	0.83%	0.84%	0.88%

Ratio of net investment income (loss) to average net assets	0.02%		(0.01	)%(f)	0.47%	1.54%	0.70%	0.06%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Class R6 Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.009	0.022	0.014	0.006

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.010	0.022	0.014	0.006

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)	(0.006)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)	(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		0.01%		0.97%	2.23%	1.38%	0.55%

Net assets, end of period (in 000’s)	$311,454		$91,630		$115,111	$96,804	$49,441	$12,773

Ratio of net expenses to average net assets	0.07%		0.18	%(e)	0.18%	0.18%	0.17%	0.18%

Ratio of total expenses to average net assets	0.18%		0.18	%(e)	0.18%	0.18%	0.19%	0.23%

Ratio of net investment income to average net assets	0.03%		—	%(e)(f)	0.93%	2.20%	1.54%	0.56%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

56	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Drexel Hamilton Class Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Period Ended August 31, 2020*
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income(a)	—	(b)	—	(b)	0.005

Net realized gain (loss)	—	(b)	—	(b)	0.004

Total from investment operations	—	(b)	—	(b)	0.009

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.009)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return(d)	0.03%		0.01%		0.93%

Net assets, end of period (in 000’s)	$4,948,288		$3,042,967		$2,354,098

Ratio of net expenses to average net assets	0.07%		0.18	%(e)	0.18	%(e)

Ratio of total expenses to average net assets	0.18%		0.18	%(e)	0.18	%(e)

Ratio of net investment income to average net assets	0.03%		—	%(e)(f)	0.54	%(e)

†	The Fund changed its fiscal year end from August 31 to November 30.
*	Commenced operations on September 9, 2019.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

Financial Square Government Fund — Loop Class Shares	Period Ended November 30, 2021*

Per Share Data:

Net asset value, beginning of period	$1.00

Net investment income(a)	—	(b)

Net realized gain	—	(b)

Total from investment operations	—	(b)

Distributions to shareholders from net investment income	—	(b)

Distributions to shareholders from net realized gains	—	(b)

Total distributions(c)	—	(b)

Net asset value, end of period	$1.00

Total return(d)	—	%(f)

Net assets, end of period (in 000’s)	$504,408

Ratio of net expenses to average net assets	0.07	%(e)

Ratio of total expenses to average net assets	0.18	%(e)

Ratio of net investment income to average net assets	0.03	%(e)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	57

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Seelaus Class Shares	Period Ended November 30, 2021*

Per Share Data:

Net asset value, beginning of period	$1.00

Net investment income(a)	—	(b)

Net realized gain	—	(b)

Total from investment operations	—	(b)

Distributions to shareholders from net investment income	—	(b)

Distributions to shareholders from net realized gains	—	(b)

Total distributions(c)	—	(b)

Net asset value, end of period	$1.00

Total return(d)	—	%(f)

Net assets, end of period (in 000’s)	$10

Ratio of net expenses to average net assets	0.07	%(e)

Ratio of total expenses to average net assets	0.18	%(e)

Ratio of net investment income to average net assets	0.03	%(e)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

58	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Institutional Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0011		$1.0006	$1.0003	$1.0003	$1.0000

Net investment income(a)	0.0001	—	(b)	0.0152	0.0244	0.0187	0.0071

Net realized and unrealized gain (loss)	0.0001	(0.0001)		(0.0027)	0.0004	(0.0019)	0.0015

Total from investment operations	0.0002	(0.0001)		0.0125	0.0248	0.0168	0.0086

Distributions to shareholders from net investment income	(0.0001)	—	(b)	(0.0120)	(0.0245)	(0.0168)	(0.0082)

Distributions to shareholders from net realized gains	(0.0005)	(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0006)	(0.0002)		(0.0120)	(0.0245)	(0.0168)	(0.0083)

Net asset value, end of period	$1.0004	$1.0008		$1.0011	$1.0006	$1.0003	$1.0003

Total return(d)	0.02%	(0.01)%		1.25%	2.52%	1.68%	0.87%

Net assets, end of period (in 000’s)	$5,494,458	$4,042,145		$6,595,783	$17,728,767	$11,570,439	$2,542,693

Ratio of net expenses to average net assets	0.11%	0.18	%(e)	0.15%	0.13%	0.11%	0.18%

Ratio of total expenses to average net assets	0.19%	0.19	%(e)	0.18%	0.18%	0.20%	0.25%

Ratio of net investment income to average net assets	0.01%	0.01	%(e)	1.52%	2.44%	1.87%	0.71%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

Financial Square Money Market Fund — Capital Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0010	$1.0011		$1.0006	$1.0004	$1.0003	$1.0000

Net investment income(a)	0.0001	—	(b)	0.0100	0.0231	0.0177	0.0020

Net realized and unrealized gain (loss)	— (b)	0.0001		0.0010	0.0011	0.0001	0.0051

Total from investment operations	0.0001	0.0001		0.0110	0.0242	0.0178	0.0071

Distributions to shareholders from net investment income	(0.0001)	—	(b)	(0.0105)	(0.0240)	(0.0177)	(0.0068)

Distributions to shareholders from net realized gains	(0.0002)	(0.0002)		— (b)	— (b)	— (b)	—

Total distributions(c)	(0.0003)	(0.0002)		(0.0105)	(0.0240)	(0.0177)	(0.0068)

Net asset value, end of period	$1.0008	$1.0010		$1.0011	$1.0006	$1.0004	$1.0003

Total return(d)	0.04%	(0.01)%		1.10%	2.35%	1.54%	0.72%

Net assets, end of period (in 000’s)	$1	$11,541		$15,265	$11,720	$1	$1

Ratio of net expenses to average net assets	0.12%	0.24	%(e)	0.29%	0.28%	0.11%	0.33%

Ratio of total expenses to average net assets	0.34%	0.34	%(e)	0.33%	0.33%	0.35%	0.40%

Ratio of net investment income (loss) to average net assets	0.01%	(0.06	)%(e)	1.00%	2.31%	1.77%	0.20%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	59

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Service Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0000		$1.0006		$1.0002	$1.0001	$1.0003	$1.0000

Net investment income(a)	—	(b)	0.0004		0.0126	0.0199	0.0115	0.0011

Net realized and unrealized gain (loss)	0.0009		(0.0004)		(0.0041)	(0.0003)	0.0001	0.0027

Total from investment operations	0.0009		—		0.0085	0.0196	0.0116	0.0038

Distributions to shareholders from net investment income	—	(b)	(0.0003)		(0.0081)	(0.0195)	(0.0118)	(0.0034)

Distributions to shareholders from net realized gains	(0.0004)		(0.0003)		— (c)	— (c)	— (c)	(0.0001)

Total distributions(d)	(0.0004)		(0.0006)		(0.0081)	(0.0195)	(0.0118)	(0.0035)

Net asset value, end of period	$1.0005		$1.0000		$1.0006	$1.0002	$1.0001	$1.0003

Total return(e)	0.11%		(0.06)%		0.81%	1.99%	1.16%	0.38%

Net assets, end of period (in 000’s)	$3		$3		$3	$8	$128	$67

Ratio of net expenses to average net assets	0.11%		0.26	%(f)	0.64%	0.63%	0.61%	0.60%

Ratio of total expenses to average net assets	0.69%		0.69	%(f)	0.68%	0.68%	0.70%	0.75%

Ratio of net investment income to average net assets	—	%(g)	0.03	%(f)	1.26%	1.99%	1.15%	0.11%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	Amount is less than 0.005%.

Financial Square Money Market Fund — Preferred Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0011		$1.0006	$1.0002	$1.0003	$1.0000

Net investment income(a)	0.0001	—	(b)	0.0136	0.0231	0.0172	0.0032

Net realized and unrealized gain (loss)	0.0002	(0.0001)		(0.0021)	0.0008	(0.0015)	0.0044

Total from investment operations	0.0003	(0.0001)		0.0115	0.0239	0.0157	0.0076

Distributions to shareholders from net investment income	(0.0001)	—	(b)	(0.0110)	(0.0235)	(0.0158)	(0.0072)

Distributions to shareholders from net realized gains	(0.0004)	(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0005)	(0.0002)		(0.0110)	(0.0235)	(0.0158)	(0.0073)

Net asset value, end of period	$1.0006	$1.0008		$1.0011	$1.0006	$1.0002	$1.0003

Total return(d)	0.04%	(0.03)%		1.15%	2.41%	1.58%	0.77%

Net assets, end of period (in 000’s)	$66	$66		$1,919	$4,901	$2,752	$1,418

Ratio of net expenses to average net assets	0.11%	0.24	%(e)	0.25%	0.23%	0.21%	0.28%

Ratio of total expenses to average net assets	0.29%	0.29	%(e)	0.28%	0.28%	0.30%	0.35%

Ratio of net investment income (loss) to average net assets	0.01%	(0.05	)%(e)	1.35%	2.31%	1.72%	0.32%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Select Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0007	$1.0009		$1.0006	$1.0003	$1.0003	$1.0000

Net investment income(a)	0.0001	—	(b)	0.0163	0.0240	0.0182	0.0040

Net realized and unrealized gain (loss)	0.0002	—		(0.0043)	0.0005	(0.0017)	0.0043

Total from investment operations	0.0003	—	(b)	0.0120	0.0245	0.0165	0.0083

Distributions to shareholders from net investment income	(0.0001)	—	(b)	(0.0117)	(0.0242)	(0.0165)	(0.0079)

Distributions to shareholders from net realized gains	(0.0005)	(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0006)	(0.0002)		(0.0117)	(0.0242)	(0.0165)	(0.0080)

Net asset value, end of period	$1.0004	$1.0007		$1.0009	$1.0006	$1.0003	$1.0003

Total return(d)	0.03%	(0.01)%		1.20%	2.49%	1.65%	0.84%

Net assets, end of period (in 000’s)	$3,702	$2,361		$2,362	$34,943	$34,354	$9,847

Ratio of net expenses to average net assets	0.11%	0.21	%(e)	0.18%	0.16%	0.14%	0.21%

Ratio of total expenses to average net assets	0.22%	0.22	%(e)	0.21%	0.21%	0.23%	0.28%

Ratio of net investment income (loss) to average net assets	0.01%	(0.03	)%(e)	1.63%	2.40%	1.82%	0.40%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

Financial Square Money Market Fund — Administration Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0007	$1.0010		$1.0005	$1.0003	$1.0003	$1.0000

Net investment income(a)	0.0001	—	(b)	0.0094	0.0214	0.0140	0.0024

Net realized and unrealized gain (loss)	0.0002	(0.0001)		0.0007	0.0008	0.0003	0.0037

Total from investment operations	0.0003	(0.0001)		0.0101	0.0222	0.0143	0.0061

Distributions to shareholders from net investment income	(0.0001)	—	(b)	(0.0096)	(0.0220)	(0.0143)	(0.0057)

Distributions to shareholders from net realized gains	(0.0005)	(0.0002	)(b)	— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0006)	(0.0002)		(0.0096)	(0.0220)	(0.0143)	(0.0058)

Net asset value, end of period	$1.0004	$1.0007		$1.0010	$1.0005	$1.0003	$1.0003

Total return(d)	0.03%	(0.03)%		1.01%	2.25%	1.43%	0.61%

Net assets, end of period (in 000’s)	$1,652	$4,270		$4,506	$4,493	$3,218	$5,516

Ratio of net expenses to average net assets	0.11%	0.24	%(e)	0.38%	0.38%	0.36%	0.43%

Ratio of total expenses to average net assets	0.44%	0.44	%(e)	0.43%	0.43%	0.45%	0.50%

Ratio of net investment income (loss) to average net assets	0.01%	(0.05	)%(e)	0.93%	2.14%	1.40%	0.24%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	61

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Cash Management Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$0.9999	$1.0009		$1.0007	$1.0004	$1.0003	$1.0000

Net investment income(a)	0.0003	0.0009		0.0097	0.0182	0.0106	0.0001

Net realized and unrealized gain (loss)	0.0009	(0.0010)		(0.0008)	0.0003	0.0001	0.0017

Total from investment operations	0.0012	(0.0001)		0.0089	0.0185	0.0107	0.0018

Distributions to shareholders from net investment income	(0.0003)	(0.0009)		(0.0087)	(0.0182)	(0.0106)	(0.0015)

Distributions to shareholders from net realized gains	— (b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0003)	(0.0009)		(0.0087)	(0.0182)	(0.0106)	(0.0015)

Net asset value, end of period	$1.0008	$0.9999		$1.0009	$1.0007	$1.0004	$1.0003

Total return(d)	0.15%	(0.10)%		0.60%	1.69%	0.89%	0.18%

Net assets, end of period (in 000’s)	$1	$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.11%	0.18	%(e)	0.68%	0.85%	0.83%	0.50%

Ratio of total expenses to average net assets	0.99%	0.99	%(e)	0.98%	0.98%	1.00%	1.05%

Ratio of net investment income to average net assets	0.03%	—	%(e)(f)	0.89%	1.81%	1.06%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

Financial Square Money Market Fund — Premier Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0000	$1.0010		$1.0006	$1.0004	$1.0003	$1.0000

Net investment income(a)	0.0003	0.0009		0.0115	0.0217	0.0142	0.0068

Net realized and unrealized gain (loss)	0.0008	(0.0010)		(0.0003)	0.0002	0.0001	(0.0016)

Total from investment operations	0.0011	(0.0001)		0.0112	0.0219	0.0143	0.0052

Distributions to shareholders from net investment income	(0.0003)	(0.0009)		(0.0108)	(0.0217)	(0.0142)	(0.0049)

Distributions to shareholders from net realized gains	— (b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0003)	(0.0009)		(0.0108)	(0.0217)	(0.0142)	(0.0049)

Net asset value, end of period	$1.0008	$1.0000		$1.0010	$1.0006	$1.0004	$1.0003

Total return(d)	0.14%	(0.10)%		0.91%	2.15%	1.35%	0.52%

Net assets, end of period (in 000’s)	$1	$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.11%	0.18	%(e)	0.45%	0.48%	0.47%	0.53%

Ratio of total expenses to average net assets	0.53%	0.54	%(e)	0.53%	0.53%	0.55%	0.60%

Ratio of net investment income to average net assets	0.03%	—	%(e)(f)	1.10%	2.17%	1.42%	0.69%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

62	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Resource Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$0.9999	$1.0008		$1.0006	$1.0004	$1.0003	$1.0000

Net investment income(a)	0.0003	0.0009		0.0116	0.0217	0.0142	0.0068

Net realized and unrealized gain (loss)	0.0009	(0.0009)		(0.0005)	0.0002	0.0001	(0.0040)

Total from investment operations	0.0012	—	(b)	0.0111	0.0219	0.0143	0.0028

Distributions to shareholders from net investment income	(0.0003)	(0.0009)		(0.0109)	(0.0217)	(0.0142)	(0.0025)

Distributions to shareholders from net realized gains	— (b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0003)	(0.0009)		(0.0109)	(0.0217)	(0.0142)	(0.0025)

Net asset value, end of period	$1.0008	$0.9999		$1.0008	$1.0006	$1.0004	$1.0003

Total return(d)	0.15%	(0.09)%		0.69%	1.84%	1.04%	0.28%

Net assets, end of period (in 000’s)	$1	$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.11%	0.18	%(e)	0.45%	0.49%	0.47%	0.53%

Ratio of total expenses to average net assets	0.84%	0.84	%(e)	0.83%	0.83%	0.85%	0.90%

Ratio of net investment income to average net assets	0.03%	—	%(e)(f)	1.11%	2.17%	1.42%	0.68%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

The accompanying notes are an integral part of these financial statements.	63

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Institutional Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0010		$1.0013		$1.0006	$1.0003	$1.0003	$1.0000

Net investment income(a)	—	(b)	—	(b)	0.0130	0.0243	0.0182	0.0073

Net realized and unrealized gain (loss)	0.0001		(0.0001)		(0.0002)	0.0004	(0.0014)	0.0014

Total from investment operations	0.0001		(0.0001)		0.0128	0.0247	0.0168	0.0087

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.0121)	(0.0244)	(0.0168)	(0.0083)

Distributions to shareholders from net realized gains	(0.0002)		(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0002)		(0.0002)		(0.0121)	(0.0244)	(0.0168)	(0.0084)

Net asset value, end of period	$1.0009		$1.0010		$1.0013	$1.0006	$1.0003	$1.0003

Total return(d)	0.01%		(0.01)%		1.28%	2.51%	1.68%	0.87%

Net assets, end of period (in 000’s)	$1,110,878		$2,747,965		$4,619,641	$6,122,574	$3,766,257	$1,467,979

Ratio of net expenses to average net assets	0.13%		0.18	%(e)	0.16%	0.13%	0.11%	0.18%

Ratio of total expenses to average net assets	0.20%		0.19	%(e)	0.18%	0.18%	0.21%	0.27%

Ratio of net investment income (loss) to average net assets	—	%(f)	—	%(e)(f)	1.30%	2.43%	1.82%	0.73%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

Financial Square Prime Obligations Fund — Capital Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0009		$1.0012		$1.0006	$1.0002	$1.0003	$1.0000

Net investment income(a)	—	(b)	—	(b)	0.0108	0.0227	0.0178	0.0024

Net realized and unrealized gain (loss)	0.0001		(0.0001)		0.0004	0.0006	(0.0026)	0.0048

Total from investment operations	0.0001		(0.0001)		0.0112	0.0233	0.0152	0.0072

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.0106)	(0.0229)	(0.0153)	(0.0068)

Distributions to shareholders from net realized gains	(0.0002)		(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0002)		(0.0002)		(0.0106)	(0.0229)	(0.0153)	(0.0069)

Net asset value, end of period	$1.0008		$1.0009		$1.0012	$1.0006	$1.0002	$1.0003

Total return(d)	0.01%		(0.03)%		1.12%	2.35%	1.53%	0.72%

Net assets, end of period (in 000’s)	$911		$911		$1,014	$6,755	$6,829	$407

Ratio of net expenses to average net assets	0.14%		0.23	%(e)	0.31%	0.28%	0.26%	0.33%

Ratio of total expenses to average net assets	0.35%		0.34	%(e)	0.33%	0.33%	0.36%	0.42%

Ratio of net investment income (loss) to average net assets	—	%(f)	(0.05	)%(e)	1.07%	2.27%	1.78%	0.24%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

64	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Service Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0001	$1.0004		$1.0004	$1.0002	$1.0003	$1.0000

Net investment income(a)	— (b)	—	(b)	0.0167	0.0197	0.0145	0.0003

Net realized and unrealized gain (loss)	0.0010	(0.0001)		(0.0079)	(0.0001)	(0.0028)	0.0035

Total from investment operations	0.0010	(0.0001)		0.0088	0.0196	0.0117	0.0038

Distributions to shareholders from net investment income	— (b)	—	(b)	(0.0088)	(0.0194)	(0.0118)	(0.0034)

Distributions to shareholders from net realized gains	(0.0001)	(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0001)	(0.0002)		(0.0088)	(0.0194)	(0.0118)	(0.0035)

Net asset value, end of period	$1.0010	$1.0001		$1.0004	$1.0004	$1.0002	$1.0003

Total return(d)	0.11%	(0.03)%		0.76%	2.00%	1.16%	0.38%

Net assets, end of period (in 000’s)	$0	$9		$9	$5,098	$102	$103

Ratio of net expenses to average net assets	0.13%	0.21	%(e)	0.66%	0.63%	0.61%	0.59%

Ratio of total expenses to average net assets	0.69%	0.69	%(e)	0.68%	0.68%	0.71%	0.77%

Ratio of net investment income (loss) to average net assets	0.01%	(0.04	)%(e)	1.66%	1.97%	1.45%	0.03%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

Financial Square Prime Obligations Fund — Preferred Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0010		$1.0004	$1.0001	$1.0003	$1.0000

Net investment income(a)	(0.0002)	—	(b)	0.0111	0.0233	0.0142	0.0030

Net realized and unrealized gain (loss)	0.0003	(0.0001)		0.0006	0.0004	0.0014	0.0047

Total from investment operations	0.0001	(0.0001)		0.0117	0.0237	0.0156	0.0077

Distributions to shareholders from net investment income	—	—	(b)	(0.0111)	(0.0234)	(0.0158)	(0.0073)

Distributions to shareholders from net realized gains	(0.0002)	(0.0001)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0002)	(0.0001)		(0.0111)	(0.0234)	(0.0158)	(0.0074)

Net asset value, end of period	$1.0007	$1.0008		$1.0010	$1.0004	$1.0001	$1.0003

Total return(d)	0.01%	(0.02)%		1.16%	2.41%	1.57%	0.77%

Net assets, end of period (in 000’s)	$14	$3,364		$3,365	$2,839	$2,624	$1,003

Ratio of net expenses to average net assets	0.14%	0.22	%(e)	0.26%	0.23%	0.21%	0.28%

Ratio of total expenses to average net assets	0.30%	0.29	%(e)	0.28%	0.28%	0.31%	0.37%

Ratio of net investment income (loss) to average net assets	(0.02)%	(0.05	)%(e)	1.11%	2.33%	1.42%	0.30%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	65

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Select Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0010		$1.0012		$1.0004	$1.0002	$1.0003	$1.0000

Net investment income(a)	(0.0001)		—	(b)	0.0120	0.0241	0.0181	0.0097

Net realized and unrealized gain (loss)	0.0001		—	(b)	0.0006	0.0002	(0.0017)	(0.0013)

Total from investment operations	—		—	(b)	0.0126	0.0243	0.0164	0.0084

Distributions to shareholders from net investment income	—		—	(b)	(0.0118)	(0.0241)	(0.0165)	(0.0080)

Distributions to shareholders from net realized gains	(0.0002)		(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0002)		(0.0002)		(0.0118)	(0.0241)	(0.0165)	(0.0081)

Net asset value, end of period	$1.0008		$1.0010		$1.0012	$1.0004	$1.0002	$1.0003

Total return(d)	—	%(e)	(0.01)%		1.25%	2.48%	1.64%	0.84%

Net assets, end of period (in 000’s)	$7,895		$38,230		$76,327	$98,996	$60,236	$18,082

Ratio of net expenses to average net assets	0.14%		0.20	%(f)	0.19%	0.16%	0.14%	0.21%

Ratio of total expenses to average net assets	0.23%		0.22	%(f)	0.21%	0.21%	0.24%	0.30%

Ratio of net investment income (loss) to average net assets	(0.01)%		(0.02	)%(f)	1.19%	2.41%	1.81%	0.97%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Prime Obligations Fund — Administration Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0010		$1.0012		$1.0005	$1.0002	$1.0003	$1.0000

Net investment income(a)	(0.0002)		—	(b)	0.0121	0.0222	0.0139	0.0015

Net realized and unrealized gain (loss)	0.0002		—	(b)	(0.0017)	—	0.0003	0.0047

Total from investment operations	—		—	(b)	0.0104	0.0222	0.0142	0.0062

Distributions to shareholders from net investment income	—		—	(b)	(0.0097)	(0.0219)	(0.0143)	(0.0058)

Distributions to shareholders from net realized gains	(0.0002)		(0.0002)		— (b)	— (b)	— (b)	(0.0001)

Total distributions(c)	(0.0002)		(0.0002)		(0.0097)	(0.0219)	(0.0143)	(0.0059)

Net asset value, end of period	$1.0008		$1.0010		$1.0012	$1.0005	$1.0002	$1.0003

Total return(d)	—	%(e)	(0.02)%		1.03%	2.25%	1.43%	0.62%

Net assets, end of period (in 000’s)	$5,407		$81,920		$8,736	$9,748	$7,474	$4,282

Ratio of net expenses to average net assets	0.14%		0.21	%(f)	0.41%	0.38%	0.36%	0.43%

Ratio of total expenses to average net assets	0.45%		0.44	%(f)	0.43%	0.43%	0.46%	0.52%

Ratio of net investment income (loss) to average net assets	(0.02)%		(0.04	)%(f)	1.21%	2.22%	1.39%	0.15%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Cash Management Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0000	$1.0010		$1.0005	$1.0002	$1.0003	$1.0000

Net investment income(a)	0.0003	0.0009		0.0087	0.0181	0.0108	0.0051

Net realized and unrealized gain (loss)	0.0011	(0.0010)		0.0004	0.0003	(0.0001)	(0.0033)

Total from investment operations	0.0014	(0.0001)		0.0091	0.0184	0.0107	0.0018

Distributions to shareholders from net investment income	(0.0003)	(0.0009)		(0.0086)	(0.0181)	(0.0108)	(0.0015)

Distributions to shareholders from net realized gains	— (b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0003)	(0.0009)		(0.0086)	(0.0181)	(0.0108)	(0.0015)

Net asset value, end of period	$1.0011	$1.0000		$1.0010	$1.0005	$1.0002	$1.0003

Total return(d)	0.13%	(0.10)%		0.63%	1.69%	0.86%	0.18%

Net assets, end of period (in 000’s)	$1	$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.13%	0.18	%(e)	0.70%	0.85%	0.83%	0.73%

Ratio of total expenses to average net assets	1.00%	0.99	%(e)	0.98%	0.98%	1.01%	1.07%

Ratio of net investment income to average net assets	0.03%	—	%(e)(f)	0.87%	1.80%	1.08%	0.51%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

Financial Square Prime Obligations Fund — Premier Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0000	$1.0009		$1.0005	$1.0002	$1.0003	$1.0000

Net investment income(a)	0.0003	0.0009		0.0115	0.0216	0.0144	0.0071

Net realized and unrealized gain (loss)	0.0011	(0.0009)		(0.0001)	0.0003	(0.0001)	(0.0018)

Total from investment operations	0.0014	——		0.0114	0.0219	0.0143	0.0053

Distributions to shareholders from net investment income	(0.0003)	(0.0009)		(0.0110)	(0.0216)	(0.0144)	(0.0050)

Distributions to shareholders from net realized gains	— (b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0003)	(0.0009)		(0.0110)	(0.0216)	(0.0144)	(0.0050)

Net asset value, end of period	$1.0011	$1.0000		$1.0009	$1.0005	$1.0002	$1.0003

Total return(d)	0.13%	(0.09)%		0.93%	2.15%	1.32%	0.53%

Net assets, end of period (in 000’s)	$1	$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.13%	0.18	%(e)	0.46%	0.49%	0.47%	0.53%

Ratio of total expenses to average net assets	0.55%	0.54	%(e)	0.53%	0.53%	0.56%	0.62%

Ratio of net investment income to average net assets	0.03%	—	%(e)(f)	1.10%	2.16%	1.44%	0.71%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

The accompanying notes are an integral part of these financial statements.	67

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Resource Shares	Year Ended November 30, 2021	For the Period Ended November 30, 2020†		Year Ended August 31,
				2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.0000	$1.0010		$1.0005	$1.0002	$1.0003	$1.0000

Net investment income(a)	0.0003	0.0009		0.0106	0.0216	0.0144	0.0002

Net realized and unrealized gain (loss)	0.0010	(0.0010)		0.0008	0.0003	(0.0001)	0.0025

Total from investment operations	0.0013	(0.0001)		0.0114	0.0219	0.0143	0.0027

Distributions to shareholders from net investment income	(0.0003)	(0.0009)		(0.0109)	(0.0216)	(0.0144)	(0.0024)

Distributions to shareholders from net realized gains	— (b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0003)	(0.0009)		(0.0109)	(0.0216)	(0.0144)	(0.0024)

Net asset value, end of period	$1.0010	$1.0000		$1.0010	$1.0005	$1.0002	$1.0003

Total return(d)	0.12%	(0.10)%		0.73%	1.85%	1.01%	0.27%

Net assets, end of period (in 000’s)	$1	$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.13%	0.18	%(e)	0.47%	0.49%	0.47%	0.52%

Ratio of total expenses to average net assets	0.85%	0.84	%(e)	0.83%	0.83%	0.86%	0.92%

Ratio of net investment income to average net assets	0.03%	—	%(e)(f)	1.10%	2.16%	1.44%	0.02%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

Financial Square Prime Obligations Fund — Drexel Hamilton Class Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Period Ended August 31, 2020*
Per Share Data:

Net asset value, beginning of period	$1.0010		$1.0012		$1.0006

Net investment income(a)	(0.0001)		—	(b)	0.0080

Net realized and unrealized gain (loss)	0.0001		—		0.0042

Total from investment operations	0.0000		—	(b)	0.0122

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.0116)

Distributions to shareholders from net realized gains	(0.0002)		(0.0002)		—	(b)

Total distributions(c)	(0.0002)		(0.0002)		(0.0116)

Net asset value, end of period	$1.0008		$1.0010		$1.0012

Total return(d)	—	%(e)	—	%(e)	1.22%

Net assets, end of period (in 000’s)	$30,880		$100,884		$100,044

Ratio of net expenses to average net assets	0.13%		0.18	%(f)	0.16	%(f)

Ratio of total expenses to average net assets	0.20%		0.19	%(f)	0.18	%(f)

Ratio of net investment income (loss) to average net assets	(0.01)%		(0.01	)%(f)	0.78	%(f)

†	The Fund changed its fiscal year end from August 31 to November 30.
*	Commenced operations on September 9, 2019.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Institutional Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.021	0.014	0.005

Net realized gain (loss)	—	(b)	—	(b)	0.002	— (b)	(0.001)	— (b)

Total from investment operations	—	(b)	—	(b)	0.009	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.95%	2.16%	1.34%	0.48%

Net assets, end of period (in 000’s)	$101,041,091		$75,892,232		$84,038,158	$51,789,901	$51,205,454	$44,355,448

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.20%	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%		0.20	%(f)	0.20%	0.20%	0.21%	0.23%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.71%	2.11%	1.35%	0.47%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Capital Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.009	0.020	0.011	0.004

Net realized gain (loss)	—	(b)	—	(b)	(0.001)	— (b)	0.001	(0.001)

Total from investment operations	—	(b)	—	(b)	0.008	0.020	0.012	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.82%	2.01%	1.19%	0.33%

Net assets, end of period (in 000’s)	$826,871		$675,659		$725,405	$766,401	$374,831	$1,054,817

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.33%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%		0.35	%(f)	0.35%	0.35%	0.36%	0.38%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.85%	1.98%	1.08%	0.38%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	69

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Service Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.003	0.016	0.008	0.001

Net realized gain	—	(b)	—	(b)	0.003	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.006	0.016	0.008	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.60%	1.65%	0.84%	0.10%

Net assets, end of period (in 000’s)	$1,569,931		$122,542		$116,172	$26,723	$22,063	$47,234

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.41%	0.70%	0.70%	0.55%

Ratio of total expenses to average net assets	0.70%		0.70	%(f)	0.70%	0.70%	0.71%	0.73%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.28%	1.60%	0.79%	0.05%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Preferred Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.020	0.012	0.003

Net realized gain	—	(b)	—	(b)	0.002	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.009	0.020	0.012	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.86%	2.06%	1.24%	0.38%

Net assets, end of period (in 000’s)	$78,191		$137,607		$113,769	$92,406	$45,007	$39,754

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.29%	0.30%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%		0.30	%(f)	0.30%	0.30%	0.31%	0.33%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.68%	2.02%	1.24%	0.34%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Select Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.021	0.015	0.004

Net realized gain (loss)	—	(b)	—	(b)	0.003	— (b)	(0.002)	0.001

Total from investment operations	—	(b)	—	(b)	0.009	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.92%	2.13%	1.31%	0.45%

Net assets, end of period (in 000’s)	$208,542		$336,761		$495,422	$141,728	$370,898	$47,839

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.23%	0.23%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%		0.23	%(f)	0.23%	0.23%	0.24%	0.26%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.60%	2.09%	1.49%	0.43%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Administration Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.008	0.019	0.011	0.003

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	(0.001)

Total from investment operations	—	(b)	—	(b)	0.008	0.019	0.011	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.75%	1.91%	1.09%	0.24%

Net assets, end of period (in 000’s)	$2,038,029		$1,578,689		$1,493,968	$1,716,942	$2,361,026	$2,817,291

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.40%	0.45%	0.45%	0.44%

Ratio of total expenses to average net assets	0.45%		0.45	%(f)	0.45%	0.45%	0.46%	0.48%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.72%	1.86%	1.07%	0.26%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	71

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Cash Management Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.004	0.014	0.006	—	(b)

Net realized loss	—	(b)	—	(b)	— (b)	(0.001)	(0.001)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.004	0.013	0.005	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.004)	(0.013)	(0.005)	—	(b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	—	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.004)	(0.013)	(0.005)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.43%	1.35%	0.54%	0.01%

Net assets, end of period (in 000’s)	$11,716		$9,744		$10,781	$12,515	$64	$30

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.73%	1.00%	1.00%	0.61%

Ratio of total expenses to average net assets	1.00%		1.00	%(f)	1.00%	1.00%	1.01%	1.03%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.40%	1.36%	0.60%	—	%(e)

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Premier Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.018	0.011	0.002

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	(0.001)	— (b)

Total from investment operations	—	(b)	—	(b)	0.007	0.018	0.010	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.69%	1.80%	0.99%	0.17%

Net assets, end of period (in 000’s)	$204,641		$162,524		$161,117	$151,939	$152,344	$56,059

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.45%	0.55%	0.55%	0.50%

Ratio of total expenses to average net assets	0.55%		0.55	%(f)	0.55%	0.55%	0.56%	0.58%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.65%	1.76%	1.12%	0.20%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

72	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Resource Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.003	0.016	0.009	0.004

Net realized gain (loss)	—	(b)	—	(b)	0.003	— (b)	— (b)	(0.004)

Total from investment operations	—	(b)	0.001		0.006	0.016	0.009	— (b)

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.006)	(0.016)	(0.009)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	(0.001)		(0.006)	(0.016)	(0.009)	— (b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.52%	1.50%	0.69%	0.04%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.07%		0.16	%(f)	0.41%	0.56%	0.55%	0.26%

Ratio of total expenses to average net assets	0.85%		0.85	%(f)	0.85%	0.85%	0.86%	0.88%

Ratio of net investment income to average net assets	0.03%		0.36	%(f)	0.57%	1.61%	0.87%	0.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Loop Class Shares	Period Ended November 30, 2021*

Per Share Data:

Net asset value, beginning of period	$1.00

Net investment income(a)	—	(b)

Net realized gain	—	(b)

Total from investment operations	—	(b)

Distributions to shareholders from net investment income	—	(b)

Distributions to shareholders from net realized gains	—	(b)

Total distributions(c)	—	(b)

Net asset value, end of period	$1.00

Total return(d)	0.01%

Net assets, end of period (in 000’s)	$200,012

Ratio of net expenses to average net assets	0.07	%(e)

Ratio of total expenses to average net assets	0.20	%(e)

Ratio of net investment income to average net assets	0.01	%(e)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	73

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Seelaus Class Shares	Period Ended November 30, 2021*

Per Share Data:

Net asset value, beginning of period	$1.00

Net investment income(a)	—	(b)

Net realized gain	—	(b)

Total from investment operations	—	(b)

Distributions to shareholders from net investment income	—	(b)

Distributions to shareholders from net realized gains	—	(b)

Total distributions(c)	—	(b)

Net asset value, end of period	$1.00

Total return(d)	0.01%

Net assets, end of period (in 000’s)	$10

Ratio of net expenses to average net assets	0.07	%(e)

Ratio of total expenses to average net assets	0.20	%(e)

Ratio of net investment income to average net assets	0.03	%(e)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

74	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Institutional Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.022	0.013	0.005

Net realized gain	—	(b)	—	(b)	0.002	— (b)	0.001	— (b)

Total from investment operations	—	(b)	—	(b)	0.009	0.022	0.014	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.022)	(0.014)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.022)	(0.014)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.94%	2.20%	1.37%	0.50%

Net assets, end of period (in 000’s)	$21,699,895		$34,576,104		$22,518,304	$12,649,125	$10,649,826	$15,091,527

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.20%	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%		0.20	%(f)	0.20%	0.20%	0.21%	0.23%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.68%	2.17%	1.31%	0.47%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Capital Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.020	0.012	0.003

Net realized gain	—	(b)	—	(b)	0.001	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.020	0.012	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.80%	2.05%	1.21%	0.35%

Net assets, end of period (in 000’s)	$371,230		$330,016		$372,260	$390,680	$299,105	$269,417

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.34%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%		0.35	%(f)	0.35%	0.35%	0.36%	0.38%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.74%	2.01%	1.19%	0.34%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	75

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Service Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.017	0.009	0.001

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.006	0.017	0.009	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.59%	1.69%	0.86%	0.11%

Net assets, end of period (in 000’s)	$1,703,918		$911,413		$937,649	$936,398	$1,342,308	$954,846

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.55%	0.70%	0.70%	0.59%

Ratio of total expenses to average net assets	0.70%		0.70	%(f)	0.70%	0.70%	0.71%	0.73%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.55%	1.67%	0.88%	0.11%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Preferred Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.008	0.021	0.013	0.004

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.021	0.013	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.021)	(0.013)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.021)	(0.013)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.84%	2.10%	1.26%	0.40%

Net assets, end of period (in 000’s)	$500,987		$440,733		$771,943	$461,459	$173,807	$123,436

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.30%	0.30%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%		0.30	%(f)	0.30%	0.30%	0.31%	0.33%

Ratio of net investment income (loss) to average net assets	0.01%		(0.01	)%(f)	0.76%	2.08%	1.28%	0.40%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Select Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.021	0.015	0.005

Net realized gain (loss)	—	(b)	—	(b)	0.002	— (b)	(0.002)	— (b)

Total from investment operations	—	(b)	—	(b)	0.009	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.91%	2.17%	1.34%	0.47%

Net assets, end of period (in 000’s)	$87,703		$213,174		$178,351	$50,890	$134,034	$67,865

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.23%	0.23%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%		0.23	%(f)	0.23%	0.23%	0.24%	0.26%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.70%	2.08%	1.46%	0.46%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Administration Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.019	0.011	0.002

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.007	0.019	0.011	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.019)	(0.011)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.019)	(0.011)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.73%	1.95%	1.11%	0.26%

Net assets, end of period (in 000’s)	$2,923,435		$2,380,299		$2,088,737	$2,034,113	$1,810,200	$1,307,550

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.40%	0.45%	0.45%	0.44%

Ratio of total expenses to average net assets	0.45%		0.45	%(f)	0.45%	0.45%	0.46%	0.48%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.65%	1.91%	1.14%	0.25%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	77

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Cash Management Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.003	0.013	0.004	0.001

Net realized gain (loss)	—	(b)	—	(b)	0.001	0.001	0.002	(0.001)

Total from investment operations	—	(b)	—	(b)	0.004	0.014	0.006	— (b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.004)	(0.014)	(0.006)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.004)	(0.014)	(0.006)	— (b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.43%	1.39%	0.56%	0.02%

Net assets, end of period (in 000’s)	$29,933		$20,187		$13,015	$22,364	$48	$154

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.68%	1.00%	1.00%	0.97%

Ratio of total expenses to average net assets	1.00%		1.00	%(f)	1.00%	1.00%	1.01%	1.03%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.35%	1.29%	0.43%	0.14%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Premier Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.018	0.013	0.004

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.004)	(0.002)

Total from investment operations	—	(b)	—	(b)	0.007	0.018	0.009	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.018)	(0.009)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.018)	(0.009)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.68%	1.84%	1.01%	0.19%

Net assets, end of period (in 000’s)	$13,495		$13,573		$17,568	$17,485	$16,492	$1

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.46%	0.55%	0.55%	0.27%

Ratio of total expenses to average net assets	0.55%		0.55	%(f)	0.55%	0.55%	0.56%	0.58%

Ratio of net investment income to average net assets	0.01%		—	%(e)(f)	0.62%	1.82%	1.32%	0.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Resource Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.006	0.016	0.008	0.004

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	(0.004)

Total from investment operations	—	(b)	0.001		0.006	0.016	0.008	— (b)

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)	— (b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.51%	1.54%	0.71%	0.05%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.07%		0.15	%(f)	0.39%	0.56%	0.56%	0.27%

Ratio of total expenses to average net assets	0.85%		0.85	%(f)	0.85%	0.85%	0.86%	0.88%

Ratio of net investment income to average net assets	0.03%		0.34	%(f)	0.59%	1.59%	0.78%	0.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	79

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Institutional Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.021	0.013	0.005

Net realized gain	—	(b)	—	(b)	0.003	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.010	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.96%	2.17%	1.34%	0.49%

Net assets, end of period (in 000’s)	$9,632,239		$10,518,867		$11,543,913	$7,395,030	$7,667,540	$8,619,492

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.20%	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%		0.20	%(f)	0.20%	0.20%	0.21%	0.23%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.70%	2.11%	1.31%	0.48%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Solutions Fund — Capital Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.020	0.012	0.003

Net realized gain	—	(b)	—	(b)	0.001	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.020	0.012	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.83%	2.02%	1.19%	0.34%

Net assets, end of period (in 000’s)	$243,876		$234,344		$201,227	$162,212	$165,645	$215,820

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.32%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%		0.35	%(f)	0.35%	0.35%	0.36%	0.38%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.65%	1.97%	1.15%	0.30%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Service Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.005	0.016	0.008	0.001

Net realized gain	—	(b)	—	(b)	0.001	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.006	0.016	0.008	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.62%	1.66%	0.84%	0.10%

Net assets, end of period (in 000’s)	$233,842		$240,184		$208,499	$124,910	$155,808	$144,728

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.50%	0.70%	0.70%	0.58%

Ratio of total expenses to average net assets	0.70%		0.70	%(f)	0.70%	0.70%	0.71%	0.73%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.47%	1.60%	0.83%	0.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Solutions Fund — Preferred Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.008	0.020	0.013	0.003

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.001)	0.001

Total from investment operations	—	(b)	—	(b)	0.009	0.020	0.012	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.87%	2.07%	1.24%	0.39%

Net assets, end of period (in 000’s)	$51,188		$59,340		$52,791	$38,419	$19,545	$14,565

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.29%	0.30%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%		0.30	%(f)	0.30%	0.30%	0.31%	0.33%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.78%	2.04%	1.26%	0.25%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	81

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Select Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.009	0.021	0.013	0.004

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.009	0.021	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.93%	2.14%	1.31%	0.46%

Net assets, end of period (in 000’s)	$5,519		$6,547		$7,067	$8,325	$7,439	$7,333

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.23%	0.23%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%		0.23	%(f)	0.23%	0.23%	0.24%	0.26%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.91%	2.07%	1.27%	0.42%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Solutions Fund — Administration Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.019	0.011	0.003

Net realized gain	—	(b)	—	(b)	0.002	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.019	0.011	0.003

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.77%	1.92%	1.09%	0.25%

Net assets, end of period (in 000’s)	$375,220		$610,539		$443,470	$473,937	$360,817	$237,557

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.38%	0.45%	0.45%	0.44%

Ratio of total expenses to average net assets	0.45%		0.45	%(f)	0.45%	0.45%	0.46%	0.48%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.61%	1.85%	1.09%	0.28%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Cash Management Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.004	0.013	0.005	—	(b)

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.004	0.013	0.005	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.004)	(0.013)	(0.005)	—	(b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.004)	(0.013)	(0.005)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.45%	1.36%	0.54%	0.01%

Net assets, end of period (in 000’s)	$371,768		$262,647		$272,981	$223,501	$23,332	$33,252

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.70%	1.00%	1.00%	0.62%

Ratio of total expenses to average net assets	1.00%		1.00	%(f)	1.00%	1.00%	1.01%	1.03%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.37%	1.31%	0.54%	—	%(e)

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Solutions Fund — Premier Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.018	0.011	0.001

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.001)	0.001

Total from investment operations	—	(b)	—	(b)	0.007	0.018	0.010	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.71%	1.82%	0.99%	0.18%

Net assets, end of period (in 000’s)	$122,233		$79,208		$127,497	$161,003	$45,627	$15,512

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.45%	0.55%	0.55%	0.50%

Ratio of total expenses to average net assets	0.55%		0.55	%(f)	0.55%	0.55%	0.56%	0.58%

Ratio of net investment income to average net assets	—	%(e)	—	%(e)(f)	0.63%	1.77%	1.10%	0.13%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	83

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Resource Shares	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.006	0.016	0.008	0.004

Net realized loss	—	(b)	—	(b)	— (b)	— (b)	— (b)	(0.004)

Total from investment operations	—	(b)	0.001		0.006	0.016	0.008	— (b)

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)	— (b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.53%	1.51%	0.69%	0.05%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.09%		0.17	%(f)	0.40%	0.56%	0.55%	0.26%

Ratio of total expenses to average net assets	0.85%		0.85	%(f)	0.85%	0.85%	0.86%	0.88%

Ratio of net investment income to average net assets	0.03%		0.34	%(f)	0.59%	1.59%	0.84%	0.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

November 30, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, and Premier	Diversified
Government	Class A, Class C, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, Drexel Hamilton Class, Loop Class, and Seelaus Class	Diversified
Money Market, Treasury Obligations and Treasury Solutions	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, and Resource	Diversified
Prime Obligations	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, and Drexel Hamilton Class	Diversified
Treasury Instruments	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Loop Class, and Seelaus Class	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: Financial Square Money Market Fund and Financial Square Prime Obligations Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money

85

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

86

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of November 30, 2021, all investments and repurchase agreements, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G7 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of theTrustees.

87

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares, as set forth below.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended November 30, 2021, Goldman Sachs has advised that it retained $2,069 in CDSCs with respect to Class C Shares of the Financial Square Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets, as set forth below.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year Other Expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.014%. These Other Expense limitations will remain in place through at least March 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate is 0.18% for the Financial Square Federal Instruments, the Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds and 0.16% for the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds.

Other contractual annualized rates for each of the Funds are as follows:

	Class A Shares(a)	Class C Shares(a)		Capital Shares	Service Shares		Preferred Shares	Select Shares	Administration Shares	Cash Management Shares		Premier Shares	Resource Shares
Administration, Service and/or Shareholder Administration Fees[1]	N/A	0.25%		0.15%	0.25%		0.10%	0.03%	0.25%	0.50%		0.35%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.75	(b)	N/A	0.25	(c)	N/A	N/A	N/A	0.30	(b)	N/A	0.15	(b)

N/A	— Fees not applicable to respective share class
[1]	Institutional Shares, Class R6 Shares, Drexel Hamilton Class Shares, Loop Class Shares, and Seelaus Class Shares have no Administration, Service, Shareholder Administration or Distribution and/or Service (12b-1) fees.
(a)	Government Fund only.
(b)	Distribution (12b-1) fee only.
(c)	Service (12b-1) fee only.
The Transfer Agency Fee is 0.01% for all-funds.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. For the period from December 1, 2020 to December 27, 2020, the investment adviser agreed to not impose a portion of the management fee equal annually to 0.06% of the Financial Square Federal Instruments Fund’s average daily net assets. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

During the fiscal year ended November 30, 2021, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended November 30, 2021, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agency Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$ 3,007	$290	$1,009	$42	$4,348
Government	195,480	19,386	36,105	—	250,971
Money Market	2,456	341	13	60	2,870
Prime Obligations	772	123	62	304	1,261
Treasury Instruments	104,532	9,108	9,496	—	123,136
Treasury Obligations	42,293	3,459	14,495	—	60,247
Treasury Solutions	11,339	1,115	5,497	—	17,951

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GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended November 30, 2021, the net effective management fee rate was 0.08% for the Financial Square Federal Instruments and Financial Square Treasury Solutions Funds, 0.06% for the Financial Square Government and Financial Square Treasury Obligations Funds, 0.09% for the Financial Square Money Market Fund, 0.12% for the Financial Square Prime Obligations Fund and 0.07% for the Financial Square Treasury Instruments Fund.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended November 30, 2021, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Government	$—	$3,516,197,546	$4,934
Money Market	295,700,000	500,815,000	—
Prime Obligations	123,150,000	247,740,000	—
Treasury Instruments	3,547,897,460	—	—
Treasury Obligations	—	31,499,915	313

As of November 30, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Select Shares	Capital Shares	Premier Shares	Service Shares	Preferred Shares	Resource Shares	Cash Management Shares	Seelaus Class Shares
Federal Instruments	100%	10%	100%	—%	—%	—%	—%	—%
Government	—	—	—	—	—	—	—	100
Money Market	—	100	100	39	—	100	100	—
Prime Obligations	—	—	100	—	8	100	100	—
Treasury Instruments	—	—	—	—	—	100	—	100
Treasury Obligations	—	—	—	—	—	100	—	—
Treasury Solutions	—	—	—	—	—	100	—	—

I.  Line of Credit Facility — As of November 30, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

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GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$188,932	$53,253,975	$2,228,078	$388,348	$5,556,753	$5,872,788	$680,434
Total distributions	$188,932	$53,253,975	$2,228,078	$388,348	$5,556,753	$5,872,788	$680,434

The tax character of distributions paid during the period ended November 30, 2020 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:

Ordinary income	$155,933	$10,465,857	$991,714	$642,477	$1,220,700	$1,109,934	$178,093
Net long-term capital gains	—	—	—	850	—	—	—
Total distributions	$155,933	$10,465,857	$991,714	$643,327	$1,220,700	$1,109,934	$178,093

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:

Ordinary income	$18,300,421	$1,179,992,741	$193,853,422	$79,143,116	$598,216,027	$160,961,451	$91,938,062
Net long-term capital gains	12	—	—	—	—	6,604	—
Total distributions	$18,300,433	$1,179,992,741	$193,853,422	$79,143,116	$598,216,027	$160,968,055	$91,938,062

As of November 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$16,193	$2,986,285	$—	$34,726	$454,725	$33,359	$41,534
Undistributed long-term capital gains	2,757	3,334	—	—	158,045	15,701	82,765
Total undistributed earnings	$18,950	$2,989,619	$—	$34,726	$612,770	$49,060	$124,299
Capital loss carryforward: Perpetual Short-Term	$—	$—	$(7,138,236)	$—	$-—	$—	$—
Timing differences (Distribution Payable and Post-October Capital Loss Deferral)	$(3,132)	$(2,184,548)	$(69,698)	$(34,485)	$(368,114)	$(84,316)	$(20,764)
Unrealized gains (losses) — net	$(7,943)	$(710,933)	$2,318	$12,562	$(101,729)	$(31,972)	$(15,617)
Total accumulated earnings (losses) — net	$7,875	$94,138	$(7,205,616)	$12,803	$142,927	$(67,228)	$87,918

For the period ended November 30, 2021, the Financial Square Money Market Fund utilized $275,331 in Capital Loss Carryforwards.

As of November 30, 2021, the aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

The Financial Square Money Market Fund reclassed $728,190 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from taxable overdistributions

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

91

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to the Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or minimize the volatility of the Fund’s NAV per share and/ or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market and Credit Risks — In the normal course of business, a Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

New Accounting Standards — In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Reorganization — At a meeting held on October 12-13, 2021, the Board of Trustees of Goldman Sachs Trust (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which BMO Government Money Market Fund (the “Acquired Fund”), a series of BMO Funds, Inc., will be reorganized with and into Goldman Sachs Financial Square Government Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). If approved by shareholders of the Acquired Fund, (1) the Reorganization is expected to close in mid-February 2022; (2) the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities; and (3) shareholders of the Acquired Fund will receive shares of a corresponding class of the Acquiring Fund.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Institutional Shares
Shares sold	5,281,653,624	2,881,388,454	11,467,355,746
Reinvestment of distributions of distributions	131,361	120,380	14,134,111
Shares redeemed	(6,254,212,947)	(3,002,849,041)	(9,174,391,868)
	(972,427,962)	(121,340,207)	2,307,097,989
Capital Shares
Shares sold	560,073	2,157,185	501,043
Reinvestment of distributions of distributions	33	19	8,244
Shares redeemed	(3,300,008)	(25,009)	(25)
	(2,739,902)	2,132,195	509,262
Service Shares
Shares sold	3,705,643	1,685,917	3,838,675
Reinvestment of distributions of distributions	—	—	7
Shares redeemed	(4,144,259)	(2,898,000)	(3,841,287)
	(438,616)	(1,212,083)	(2,605)
Preferred Shares
Shares sold	7,549,802	11,152,032	63,137,357
Reinvestment of distributions of distributions	213	101	47,563
Shares redeemed	(10,696,382)	(27,911,851)	(45,941,975)
	(3,146,367)	(16,759,718)	17,242,945
Select Shares
Shares sold	—	—	—
Reinvestment of distributions of distributions	4	1	471
Shares redeemed	—	—	—
	4	1	471
Administration Shares
Shares sold	106,584,784	16,893,097	127,819,134
Reinvestment of distributions of distributions	398	205	34,491
Shares redeemed	(118,791,461)	(13,760,098)	(116,107,893)
	(12,206,279)	3,133,204	11,745,732
Cash Management Shares
Shares sold	215,230,775	34,092,441	72,905,405
Reinvestment of distributions of distributions	6,119	1,051	18,364
Shares redeemed	(161,253,922)	(12,754,198)	(20,801,134)
	53,982,972	21,339,294	52,122,635
Premier Shares
Shares sold	55	—	—
Reinvestment of distributions of distributions	3	1	372
Shares redeemed	(5)	—	—
	53	1	372

NET INCREASE (DECREASE) IN SHARES	(936,976,097)	(112,707,313)	2,388,716,801

†	The Funds changed their fiscal year end from August 31 to November 30.

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GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Class A Shares
Shares sold	664,274,244	39,423,676	478,954,470
Reinvestment of distributions	107,418	6,970	2,440,074
Shares redeemed	(346,182,393)	(123,733,027)	(358,818,070)
	318,199,269	(84,302,381)	122,576,474
Class C Shares
Shares sold	1,897,502	1,052,595	5,252,082
Reinvestment of distributions	1,416	148	15,762
Shares redeemed	(3,197,292)	(1,254,816)	(3,270,626)
	(1,298,374)	(202,073)	1,997,218
Institutional Shares
Shares sold	1,278,416,505,335	251,627,804,998	1,292,097,399,724
Reinvestment of distributions	23,981,916	5,154,007	547,567,680
Shares redeemed	(1,238,519,495,371)	(301,009,643,252)	(1,188,898,448,031)
	39,920,991,880	(49,376,684,247)	103,746,519,373
Capital Shares
Shares sold	9,485,623,930	2,417,065,442	12,087,534,623
Reinvestment of distributions	147,437	12,037	5,558,480
Shares redeemed	(9,245,686,052)	(2,273,488,269)	(12,103,662,104)
	240,085,315	143,589,210	(10,569,001)
Service Shares
Shares sold	3,925,801,770	794,222,735	4,298,412,758
Reinvestment of distributions	64,959	5,336	1,689,398
Shares redeemed	(3,877,060,188)	(1,710,060,111)	(3,189,413,033)
	48,806,541	(915,832,040)	1,110,689,123
Preferred Shares
Shares sold	4,925,302,856	925,989,653	593,398,769
Reinvestment of distributions	49,689	4,567	2,993,934
Shares redeemed	(4,667,812,310)	(1,733,087,320)	(5,524,411,917)
	257,540,235	(807,093,100)	(128,019,214)
Select Shares
Shares sold	4,807,114,603	389,583,154	3,001,875,360
Reinvestment of distributions	144,023	7,563	3,062,081
Shares redeemed	(4,074,256,921)	(422,527,750)	(3,349,068,697)
	733,001,705	(32,937,033)	(344,131,256)
Administration Shares
Shares sold	29,942,843,392	5,789,207,617	30,029,817,466
Reinvestment of distributions	489,341	27,402	11,968,688
Shares redeemed	(27,745,543,216)	(5,503,765,525)	(29,483,351,252)
	2,197,789,517	285,469,494	558,434,902
Cash Management Shares
Shares sold	915,781,745	88,554,797	699,422,044
Reinvestment of distributions	75,433	3,574	578,821
Shares redeemed	(782,426,926)	(117,777,211)	(598,564,352)
	133,430,252	(29,218,840)	101,436,513
Premier Shares
Shares sold	12,401,804,496	103,701,740	486,735,706
Reinvestment of distributions	553,224	421	341,527
Shares redeemed	(2,698,974,046)	(80,403,685)	(481,884,655)
	9,703,383,674	23,298,476	5,192,578
Resource Shares
Shares sold	139,812,597	79,128,457	179,483,137
Reinvestment of distributions	19,633	2,173	387,254
Shares redeemed	(223,365,669)	(68,524,922)	(167,332,878)
	(83,533,439)	10,605,708	12,537,513
Class R6 Shares
Shares sold	978,992,036	148,795,925	1,050,370,547
Reinvestment of distributions	53,556	6,348	928,983
Shares redeemed	(759,221,441)	(172,280,270)	(1,032,990,632)
	219,824,151	(23,477,997)	18,308,898
Drexel Hamilton Class Shares
Shares sold	55,769,788,275	9,147,779,445	21,022,026,637
Reinvestment of distributions	84,494	3,365	279,374
Shares redeemed	(53,864,550,638)	(8,458,837,273)	(18,668,287,984)
	1,905,322,131	688,945,537	2,354,018,027
Loop Class Shares
Shares sold	6,168,110,103	148,795,925	1,050,370,547
Reinvestment of distributions	47,953	6,348	928,983
Shares redeemed	(5,663,750,102)	(172,280,270)	(1,032,990,632)
	504,407,954	(23,477,997)	18,308,898
Seelaus Class Shares
Shares sold	10,001	9,147,779,445	21,022,026,637
Reinvestment of distributions	1	3,365	279,374
Shares redeemed	—	(8,458,837,273)	(18,668,287,984)
	10,002	688,945,537	2,354,018,027

NET INCREASE (DECREASE) IN SHARES	56,097,960,813	(50,117,839,286)	107,548,991,148

†	The Funds changed their fiscal year end from August 31 to November 30.

95

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended November 30, 2021		For the Period Ended November 30, 2020†		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	20,914,572,472	$20,928,181,159	4,513,672,105	$4,517,837,688	78,402,872,886	$78,447,354,503
Reinvestment of distributions	1,573,950	1,574,897	710,000	710,649	103,111,272	103,162,872
Shares redeemed	(19,462,919,472)	(19,475,889,349)	(7,064,336,914)	(7,070,953,571)	(89,635,800,187)	(89,673,066,279)
	1,453,226,950	1,453,866,707	(2,549,954,809)	(2,552,405,234)	(11,129,816,029)	(11,122,548,904)
Capital Shares
Shares sold	—	—	—	—	10,333,770	10,338,077
Reinvestment of distributions	903	904	461	461	135,462	135,526
Shares redeemed	(11,529,525)	(11,539,593)	(3,718,816)	(3,722,775)	(6,935,013)	(6,939,778)
	(11,528,622)	(11,538,689)	(3,718,355)	(3,722,314)	3,534,219	3,533,825
Service Shares
Shares sold	—	—	—	—	291,521	291,550
Reinvestment of distributions	—	—	—	—	155	155
Shares redeemed	—	—	—	—	(296,725)	(296,751)
	—	—	—	—	(5,049)	(5,046)
Preferred Shares
Shares sold	—	—	1	1	842,034	842,575
Reinvestment of distributions	36	36	54	54	40,518	40,538
Shares redeemed	—	—	(1,851,319)	(1,852,985)	(3,863,219)	(3,865,370)
	36	36	(1,851,264)	(1,852,930)	(2,980,667)	(2,982,257)
Select Shares
Shares sold	2,000,706	2,001,706	1	1	16,063,998	16,076,882
Reinvestment of distributions	1,383	1,383	277	277	295,451	295,593
Shares redeemed	(661,379)	(661,788)	—	—	(48,923,132)	(48,946,886)
	1,340,710	1,341,301	278	278	(32,563,683)	(32,574,411)
Administration Shares
Shares sold	1,133,889	1,134,668	913,275	913,914	5,300,344	5,305,018
Reinvestment of distributions	1,413	1,414	138	138	45,002	45,019
Shares redeemed	(3,750,109)	(3,752,365)	(1,148,265)	(1,149,298)	(5,334,638)	(5,339,564)
	(2,614,807)	(2,616,283)	(234,852)	(235,246)	10,708	10,473
Cash Management Shares
Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	6	6
Shares redeemed	—	—	—	—	—	—
	—	—	—	—	6	6
Premier Shares
Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	9	9
Shares redeemed	—	—	—	—	—	—
	—	—	—	—	9	9
Resource Shares
Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	7	7
Shares redeemed	—	—	—	—	—	—
	—	—	—	—	7	7

NET INCREASE (DECREASE) IN SHARES	1,440,424,267	$1,441,053,072	(2,555,759,002)	$(2,558,215,446)	(11,161,820,479)	$(11,154,566,298)

†	The Funds changed their fiscal year end from August 31 to November 30.

96

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended November 30, 2021		For the Period Ended November 30, 2020†		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	5,017,424,812	$5,022,074,289	1,435,424,024	$1,437,045,564	22,881,709,784	$22,898,819,820
Reinvestment of distributions	272,848	273,107	431,382	431,852	45,784,060	45,812,513
Shares redeemed	(6,652,905,929)	(6,659,099,004)	(3,304,583,089)	(3,308,292,025)	(24,432,416,641)	(24,446,902,006)
	(1,635,208,269)	(1,636,751,608)	(1,868,727,683)	(1,870,814,609)	(1,504,922,797)	(1,502,269,673)
Capital Shares
Shares sold	—	—	—	—	11,933,436	11,940,022
Reinvestment of distributions	146	146	37	37	74,048	74,090
Shares redeemed	(10)	(10)	(101,898)	(102,000)	(17,746,168)	(17,761,637)
	136	136	(101,861)	(101,963)	(5,738,684)	(5,747,525)
Service Shares
Shares sold	13,989	14,011	1	1	34,983	35,002
Reinvestment of distributions	1	1	—	—	6,968	6,970
Shares redeemed	(22,984)	(23,007)	—	—	(5,128,398)	(5,129,968)
	(8,994)	(8,995)	1	1	(5,086,447)	(5,087,996)
Preferred Shares
Shares sold	499,650	500,000	1	1	3,125,892	3,127,254
Reinvestment of distributions	210	210	151	151	42,527	42,544
Shares redeemed	(3,847,517)	(3,850,210)	—	—	(2,645,320)	(2,647,759)
	(3,347,657)	(3,350,000)	152	152	523,099	522,039
Select Shares
Shares sold	19,491,925	19,509,453	30,409,513	30,442,429	186,158,384	186,300,853
Reinvestment of distributions	3,168	3,171	5,713	5,719	773,014	773,419
Shares redeemed	(49,799,453)	(49,843,410)	(68,458,904)	(68,532,168)	(209,646,538)	(209,786,488)
	(30,304,360)	(30,330,786)	(38,043,678)	(38,084,020)	(22,715,140)	(22,712,216)
Administration Shares
Shares sold	164,543,109	164,691,182	129,889,428	130,027,813	151,133,246	151,197,664
Reinvestment of distributions	674	675	167	168	33,411	33,429
Shares redeemed	(240,979,154)	(241,198,186)	(56,776,710)	(56,833,812)	(152,184,059)	(152,299,185)
	(76,435,371)	(76,506,329)	73,112,885	73,194,169	(1,017,402)	(1,068,092)
Cash Management Shares
Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	6	6
Shares redeemed	—	—	—	—	—	—
	—	—	—	—	6	6
Premier Shares
Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	9	9
Shares redeemed	—	—	—	—	—	—
	—	—	—	—	9	9
Resource Shares
Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	7	7
Shares redeemed	—	—	—	—	—	—
	—	—	—	—	7	7
Drexel Hamilton Classs Shares
Shares sold	46,900,215	46,945,007	849,151	850,000	229,984,794	230,197,683
Reinvestment of distributions	8,291	8,299	11,322	11,334	31,132	31,171
Shares redeemed	(116,840,765)	(116,945,006)	—	—	(130,089,629)	(130,072,194)
	(69,932,259)	(69,991,700.00)	860,473	861,334	99,926,297	100,156,660

NET INCREASE (DECREASE) IN SHARES	(1,815,236,774)	$(1,816,939,282)	(1,832,899,711)	$(1,834,944,936)	(1,439,031,052)	$(1,436,206,781)

†	The Funds changed their fiscal year end from August 31 to November 30.

97

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Institutional Shares
Shares sold	237,886,743,800	55,184,984,775	338,267,495,591
Reinvestment of distributions	3,104,898	666,472	306,303,068
Shares redeemed	(212,740,660,166)	(63,331,239,433)	(306,320,589,797)
	25,149,188,532	(8,145,588,186)	32,253,208,862
Capital Shares
Shares sold	6,552,792,075	1,455,719,190	6,524,887,948
Reinvestment of distributions	45,567	9,710	7,826,069
Shares redeemed	(6,401,622,162)	(1,505,472,694)	(6,573,633,623)
	151,215,480	(49,743,794)	(40,919,606)
Service Shares
Shares sold	2,629,066,174	43,357,273	207,581,081
Reinvestment of distributions	1,206	6	38,855
Shares redeemed	(1,181,679,688)	(36,987,018)	(118,168,284)
	1,447,387,692	6,370,261	89,451,652
Preferred Shares
Shares sold	307,238,059	98,661,659	454,026,887
Reinvestment of distributions	5,817	1,658	845,797
Shares redeemed	(366,659,292)	(74,824,911)	(433,501,352)
	(59,415,416)	23,838,406	21,371,332
Select Shares
Shares sold	190,933,923	7,336,570	794,705,600
Reinvestment of distributions	11,410	6,321	1,695,856
Shares redeemed	(319,163,262)	(166,000,958)	(442,695,849)
	(128,217,929)	(158,658,067)	353,705,607
Administration Shares
Shares sold	11,459,705,362	2,759,172,819	9,413,059,439
Reinvestment of distributions	75,297	15,938	8,768,887
Shares redeemed	(11,000,433,247)	(2,674,462,736)	(9,644,633,665)
	459,347,412	84,726,021	(222,805,339)
Cash Management Shares
Shares sold	44,534,127	12,742,215	70,641,861
Reinvestment of distributions	704	164	50,579
Shares redeemed	(42,562,420)	(13,780,025)	(72,425,029)
	1,972,411	(1,037,646)	(1,732,589)
Premier Shares
Shares sold	338,877,031	634,208,820	184,116,950
Reinvestment of distributions	—	–	71
Shares redeemed	(296,758,635)	(632,801,513)	(174,923,843)
	42,118,396	1,407,307	9,193,178
Resource Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	5
Shares redeemed	—	—	—
	—	—	5
Loop Class Shares
Shares sold	200,010,000	—	—
Reinvestment of distributions	1,353	—	—
Shares redeemed	—	—	—
	200,011,353	—	—
Seelaus Class Shares
Shares sold	10,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—
	10,000	—	—

NET INCREASE (DECREASE) IN SHARES	27,263,617,931	(8,238,685,698)	32,461,473,102

†	The Funds changed their fiscal year end from August 31 to November 30.

98

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Institutional Shares
Shares sold	290,644,553,923	61,073,254,479	230,865,756,441
Reinvestment of distributions	2,538,081	376,637	57,390,240
Shares redeemed	(303,522,993,941)	(49,015,633,381)	(221,053,486,360)
	(12,875,901,937)	12,057,997,735	9,869,660,321
Capital Shares
Shares sold	2,151,106,499	412,761,752	2,726,402,195
Reinvestment of distributions	53,954	13,139	3,397,548
Shares redeemed	(2,109,942,941)	(455,014,733)	(2,748,197,283)
	41,217,512	(42,239,842)	(18,397,540)
Service Shares
Shares sold	6,193,750,616	1,382,536,150	7,270,577,278
Reinvestment of distributions	9,574	2,503	429,872
Shares redeemed	(5,401,243,931)	(1,408,762,262)	(7,269,693,083)
	792,516,259	(26,223,609)	1,314,067
Preferred Shares
Shares sold	2,001,703,219	381,567,066	2,114,103,134
Reinvestment of distributions	23,704	6,273	1,531,265
Shares redeemed	(1,941,468,795)	(712,770,880)	(1,805,131,461)
	60,258,128	(331,197,541)	310,502,938
Select Shares
Shares sold	2,675,629,110	277,320,037	553,086,606
Reinvestment of distributions	28,486	8,293	445,695
Shares redeemed	(2,801,126,890)	(242,503,331)	(426,071,325)
	(125,469,294)	34,824,999	127,460,976
Administration Shares
Shares sold	13,350,082,961	3,040,933,286	11,826,597,612
Reinvestment of distributions	82,072	21,254	3,165,725
Shares redeemed	(12,807,003,574)	(2,749,368,350)	(11,775,025,397)
	543,161,459	291,586,190	54,737,940
Cash Management Shares
Shares sold	227,268,099	24,745,925	242,339,931
Reinvestment of distributions	4,713	560	93,028
Shares redeemed	(217,526,248)	(17,574,065)	(251,781,062)
	9,746,564	7,172,420	(9,348,103)
Premier Shares
Shares sold	54,961,041	15,393,890	88,349,017
Reinvestment of distributions	1,905	570	128,736
Shares redeemed	(55,040,035)	(19,389,770)	(88,394,055)
	(77,089)	(3,995,310)	83,698
Resource Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	5
Shares redeemed	—	—	—
	—	—	5

NET INCREASE IN SHARES	(11,554,548,398)	11,987,925,042	10,336,014,302

†	The Funds changed their fiscal year end from August 31 to November 30.

99

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2021

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Institutional Shares
Shares sold	27,219,401,826	5,893,160,256	58,289,469,409
Reinvestment of distributions	361,218	96,601	52,958,124
Shares redeemed	(28,106,360,584)	(6,918,210,754)	(54,192,934,647)
	(886,597,540)	(1,024,953,897)	4,149,492,886
Capital Shares
Shares sold	1,551,863,165	345,375,918	1,629,785,876
Reinvestment of distributions	14,033	3,265	1,257,659
Shares redeemed	(1,542,344,694)	(312,261,073)	(1,592,015,250)
	9,532,504	33,118,110	39,028,285
Service Shares
Shares sold	1,059,337,861	174,601,142	660,391,876
Reinvestment of distributions	4,485	987	136,487
Shares redeemed	(1,065,684,283)	(142,915,520)	(576,929,878)
	(6,341,937)	31,686,609	83,598,485
Preferred Shares
Shares sold	99,115,535	35,028,514	152,775,517
Reinvestment of distributions	2,966	733	343,719
Shares redeemed	(107,269,848)	(28,480,081)	(138,743,689)
	(8,151,347)	6,549,166	14,375,547
Select Shares
Shares sold	—	–	5,450,000
Reinvestment of distributions	343	100	93,299
Shares redeemed	(1,028,500)	(520,000)	(6,800,000)
	(1,028,157)	(519,900)	(1,256,701)
Administration Shares
Shares sold	2,398,701,831	635,633,882	2,651,967,361
Reinvestment of distributions	19,490	6,401	2,014,743
Shares redeemed	(2,634,036,309)	(468,570,619)	(2,684,420,997)
	(235,314,988)	167,069,664	(30,438,893)
Cash Management Shares
Shares sold	986,571,729	265,391,569	1,086,664,753
Reinvestment of distributions	2,928	1,098	185,626
Shares redeemed	(877,453,785)	(275,724,818)	(1,037,350,612)
	109,120,872	(10,332,151)	49,499,767
Premier Shares
Shares sold	700,993,675	161,822,274	705,690,354
Reinvestment of distributions	1,487	359	169,085
Shares redeemed	(657,970,474)	(210,110,000)	(739,350,134)
	43,024,688	(48,287,367)	(33,490,695)
Resource Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	5
Shares redeemed	—	—	—
	—	—	5

NET INCREASE (DECREASE) IN SHARES	(975,755,905)	(845,669,766)	4,270,808,686

†	The Funds changed their fiscal year end from August 31 to November 30.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2021, the related statements of operations for the year ended November 30, 2021, the statements of changes in net assets for the year ended November 30, 2021, for the period September 1, 2020 through November 30, 2020 and for the year ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2021, the results of each of their operations for the year ended November 30, 2021, the changes in each of their net assets for the year ended November 30, 2021, for the period September 1, 2020 through November 30, 2020 and for the year ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

101

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;

102

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that the Funds had operated in a generally challenging yield environment since 2009 and, although yields had improved by early 2020, yields had subsequently decreased to near zero following the market disruptions related to the COVID-19 pandemic and related actions by the U.S. Federal Reserve, including two emergency interest rate cuts in March 2020. As a result, although the Investment Adviser was generally able to reduce the amount of fees waived and/or reimbursed through 2019 and early 2020, it has since that time increased the amount of fees waived and/or reimbursed in order to maintain competitive, non-negative yields for the Funds in the current near-zero yield environment. The Trustees acknowledged that the current yield environment poses unique challenges for the broader money market fund industry. The Trustees also acknowledged the uncertainty of the future interest rate environment in the United States, including indications from the U.S. Federal Reserve that it will likely not raise interest rates in the near term due to the continued economic impacts of the COVID-19 pandemic. The Trustees also observed that the Financial Square Federal Instruments Fund, Financial Square Government Fund, Financial Square Treasury Instruments Fund, Financial Square Treasury Obligations Fund, and Financial Square Treasury Solutions Fund (the “Government Money Market Funds”) had continued to experience asset growth, partly as a result of changes to investor sentiment in response to the recent market disruptions. The Trustees considered that the Government Money Market Funds faced heightened yield pressures in the current yield environment due to the comparatively lower yields on government securities and the increased demand for government securities in connection with the changes to investor sentiment. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for all of the Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Prime Obligations, Financial Square Money Market, and Financial Square Federal Instruments Funds, in order to maintain competitive, non-negative yields. They observed that the Investment Adviser had eliminated its contractual management fee waiver for the Financial Square Federal Instruments Fund in December 2020. The Trustees also considered that each of the Government Money Market Funds had maintained a stable net asset value per share. With respect to the Financial Square Prime Obligations Fund and Financial Square Money Market Fund, the Trustees acknowledged that the net asset value per share for each Fund had experienced some principal volatility in connection with the market disruptions related to the COVID-19 pandemic and that their net asset value subsequently had generally stabilized and experienced minimal principal volatility during the relevant period. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that, during the relevant period, the Investment Adviser had voluntarily waived fees for all of the Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Prime Obligations, Financial Square Money Market, and Financial Square Federal Instruments Funds, in order to maintain competitive, non-negative yields. They observed that the Investment Adviser had eliminated its contractual management fee waiver for the Financial Square Federal Instruments Fund in December 2020. They also acknowledged the growth of the Government Money Market Funds in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because

105

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

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Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, Drexel Hamilton Class, Loop Class or Seelaus Class Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares, Class R6 Shares, Drexel Hamilton Class, Loop Class or Seelaus Class Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021, which represents a period of 183 days in a 365-day year, except for Loop Class and Seelaus Class Shares, which commenced operations on August 23, 2021.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited) (continued)

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*
Class A Shares
Actual	—	—		—	$1,000.00	$1,013.10		$0.25	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.82	+	0.25	—	—		—
Class C Shares
Actual	—	—		—	1,000.00	1,013.10		0.25	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.82	+	0.25	—	—		—
Institutional Shares
Actual	$1,000.00	$1,003.10		$0.35	1,000.00	1,013.10		0.25	$1,000.00	$1,003.20		$0.45
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Capital Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,033.10		0.46
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Service Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,023.20		0.46
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Preferred Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,023.20		0.46
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Select Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,013.20		0.45
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Administration Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,013.20		0.45
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Cash Management Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,033.10		0.46
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Premier Shares
Actual	1,000.00	1,003.10		0.35	1,000.00	1,013.10		0.25	1,000.00	1,033.10		0.46
Hypothetical 5% return	1,000.00	1,024.72	+	0.36	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Resource Shares
Actual	—	—		—	1,000.00	1,013.10		0.25	1,000.00	1,033.10		0.46
Hypothetical 5% return	—	—		—	1,000.00	1,024.82	+	0.25	1,000.00	1,024.62	+	0.46
Class R6 Shares
Actual	—	—		—	1,000.00	1,013.10		0.25	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.82	+	0.25	—	—		—
Drexel Hamilton Class Shares
Actual	—	—		—	1,000.00	1,013.10		0.25	—	—		—
Hypothetical 5% returnvm	—	—		—	1,000.00	1,024.82	+	0.25	—	—		—
Loop Class Shares[1]
Actual	—	—		—	1,000.00	1,006.50		0.25	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.82	+	0.25	—	—		—
Seelaus Class Shares[1]
Actual	—	—		—	1,000.00	1,006.50		0.25	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.82	+	0.25	—	—		—

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
[1]	Commenced operations on August 23, 2021.

Fund	Class A Shares	Class C Shares	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares	Class R6 Shares	Drexel Hamilton Class Shares	Loop Class Shares	Seelaus Class Shares
Federal Instruments Fund	—	—	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	—	—	—	—	—
Government Fund	0.05%	0.05%	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.05%	0.05%	0.05%	0.05%	0.05%
Money Market Fund	—	—	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	—	—	—	—

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited) (continued)

	Prime Obligations Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*
Institutional Shares
Actual	$1,000.00	$1,008.40		$0.45	$1,000.00	$1,003.10		$0.25	$1,000.00	$1,003.10		$0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Capital Shares
Actual	1,000.00	1,008.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Service Shares
Actual	1,000.00	1,008.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Preferred Shares
Actual	1,000.00	1,008.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Select Shares
Actual	1,000.00	998.20		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Administration Shares
Actual	1,000.00	998.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Cash Management Shares
Actual	1,000.00	1,008.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Premier Shares
Actual	1,000.00	1,008.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Resource Shares
Actual	1,000.00	1,008.10		0.45	1,000.00	1,003.10		0.25	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.62	+	0.46	1,000.00	1,024.82	+	0.25	1,000.00	1,024.77	+	0.30
Drexel Hamilton Class Shares
Actual	$1,000.00	$1,008.40		$0.45	—	—		—	—	—		—
Hypothetical 5% return	$1,000.00	1,024.62	+	$0.46	—	—		—	—	—		—
Loop Class Shares[1]
Actual	—	—		—	$1,000.00	$1,001.50		$0.25	—	—		—
Hypothetical 5% return	—	—		—	$1,000.00	1,024.82	+	$0.25	—	—		—
Seelaus Class Shares[1]
Actual	—	—		—	$1,000.00	$1,001.50		$0.25	—	—		—
Hypothetical 5% return	—	—		—	$1,000.00	1,024.82	+	$0.25	—	—		—

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
[1]	Commenced operations on August 23, 2021.

Fund	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares	Drexel Hamilton Class Shares	Loop Class Shares	Seelaus Class Shares
Prime Obligations Fund	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	—	—
Treasury Instruments Fund	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.05	—	0.05%	0.05%
Treasury Obligations Fund	0.06	0.06	0.06	0.06	0.06	0.06	0.06	0.06	0.06	—	—	—

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*
Institutional Shares
Actual	$1,000.00	$1,003.10		$0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Capital Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Service Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Preferred Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Select Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Administration Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Cash Management Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Premier Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77	+	0.30
Resource Shares
Actual	1,000.00	1,003.10		0.30
Hypothetical 5% return	1,000.00	1,024.77		0.30

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares
Treasury Solutions Fund	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

110

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021–present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

111

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (25 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

112

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended November 30, 2021 100%, 100%, 14.86%, 71.21%, 100%, 100%, and 100% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

During the fiscal year ended November 30, 2021, the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds designate 59.62%, 97.21%, 22.69%, 30.41%, 92.69%, 88.75%, and 78.71% of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

113

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of November 30, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman Sachs & Co LLC.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 264897-OTU-1538699 FSQAR-22

Goldman Sachs Funds

Annual Report	November 30, 2021

Investor FundsSM
Money Market
Tax-Exempt Money Market

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Investment Objective and Principal Investment Strategies

The Goldman Sachs Investor Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Investor Money Market Fund pursues this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). It may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Tax-Exempt Money Market Fund pursues the investment objective by investing at least 80% of its net assets in securities issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. It may also invest in short-term taxable instruments, including repos with the Federal Reserve Bank of New York, for temporary investment purposes.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the 12-month period ended November 30, 2021 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy and the outlook for the U.S. economy.

The Fed held the targeted federal funds rate in a range of between 0% and 0.25% throughout the Reporting Period. In December 2020, when the Reporting Period began, the Fed introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the first quarter of 2021, the Fed revised its economic growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee (“FOMC”).) Fed policymakers also emphasized that they would focus on inflation outcomes rather than inflation outlooks. In May 2021, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that COVID-19 pandemic-related dynamics, such as economic reopening, fiscal policy support and temporary supply shortages, were likely to continue distorting economic data in the near term and could result in a sooner than consensus anticipated withdrawal of Fed monetary policy support. Indeed, during June, the FOMC began to discuss when it might be appropriate to start tapering its asset purchases. The median dot plot projection also forecast two interest rates hikes in 2023. In July 2021, the Fed kept its monetary policy unchanged but noted the U.S. economy was “making progress” towards policymakers’ price stability and employment goals. At its September policy meeting, the FOMC provided notice that asset purchase tapering “may soon be warranted” if the U.S. economy continued to progress towards the Fed’s unemployment and inflation targets, though Fed Chair Jerome Powell noted that economic slack remained significant. In addition, the FOMC acknowledged recent elevated inflation but maintained the view that it was largely transitory and that Fed officials expected inflation to converge to their 2% target over the course of the next few years. Meanwhile, the median dot plot projection pointed to an interest rate hike in 2022, followed by three further rate hikes in 2023 and 2024. In October 2021, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” At its November policy meeting, the FOMC said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. The Fed also began to scale back its $120 billion a month asset purchase program, announcing it would reduce its purchases by $15 billion in both November and December 2021.

1

PORTFOLIO RESULTS

During the Reporting Period, countries with high COVID-19 vaccination rates largely reopened their economies. At the same time, supply chain issues weighed on manufacturing activity, with worries about the COVID-19 Delta variant dampening—albeit modestly—a rebound in consumer spending on services. That said, coronavirus-sensitive services started to recover in response to high and/or rising vaccination rates and elevated savings rates.

In this environment, the yields of taxable and tax-exempt money market funds generally remained stable and close to zero. Investments in U.S. taxable money market funds increased during the Reporting Period, rising from $4.28 trillion to $4.55 trillion, according to iMoneyNet. As for U.S. tax-exempt money market funds, investments decreased during the Reporting Period from $107 million to $86 million, according to iMoneyNet. Money market funds overall remained a viable investment for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (“the tax-exempt Fund”) remained rather stable during the Reporting Period largely because of the economic and market factors discussed above. The taxable money market yield curve steepened substantially, as the market priced in the possibility of three to four 25 basis point rate hikes by the Fed. (A basis point is 1/100th of a percentage point.) The tax-exempt money market yield curve also steepened during the Reporting Period, though it remained flatter than the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, the taxable Fund had investments in commercial paper, asset-backed commercial paper, time deposits, repurchase agreements (“repos”), government agency securities, U.S. Treasury securities, certificates of deposit, non-U.S. sovereign debt floating rate securities and variable rate demand notes (“VRDNs”).

We maintained the taxable Fund’s weighted average maturity in a range between 22 and 54 days during the Reporting Period. At any given time, the Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by a Fund, taking into consideration any available maturity shortening features.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	The tax-exempt Fund had investments in VRDNs, short-term tax-exempt securities, non-financial commercial paper and other municipal securities during the Reporting Period.

We maintained the tax-exempt Fund’s weighted average maturity in a range between 8 and 12 days during the Reporting Period. At any given time, the Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds at less than 101 days. In the taxable Fund, we maintained a weighted average life in a range between 39 and 101 days. In the tax-exempt Fund, we maintained a weighted average life in a range between 8 and 12 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to

2

PORTFOLIO RESULTS

specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected interest rates to remain low for the near term. The Fed had signaled a conclusion of its asset purchases by mid-2022, but its criteria for raising short-term interest rates had not been met. Although liquidity provided by the Fed remained positive at the end of the Reporting Period, the level of that liquidity lessened as asset purchase tapering began in November 2021.

Regarding U.S. economic conditions, we expected to see gradual normalization during 2022. We believed inflationary pressures would moderate as the impact of economic reopening continued to fade, though the sharp rise in energy prices during the Reporting Period and ongoing supply bottlenecks presented near-term upside risks. That said, we saw some firming in the broader inflation environment. Because of the positive economic growth backdrop, inflation near the Fed’s target rate and upside risks to inflation in the near term, we thought the FOMC might hasten the pace of monetary policy normalization through a swifter than consensus expected conclusion to its asset purchase tapering and an earlier timeline for short-term interest rate hikes. (In December 2021, after the end of the Reporting Period, the Fed indicated that “inflation may be more persistent,” projecting three interest rate hikes in 2022 and announcing a faster pace in its asset purchase tapering.)

Looking ahead, the taxable and tax-exempt Funds will continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of the Fed’s still accommodative monetary policy. Duration management and duration positioning will continue to play key roles in the management of the Funds. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, regardless of the interest rate environment, we intend to utilize an active management approach to provide the best possible return within the framework of the Funds’ guidelines and objectives. Our investment approach remains tri-fold—to seek preservation of capital, daily liquidity and maximization of yield potential. We will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

3

FUND BASICS

Investor Funds

as of November 30, 2021

PERFORMANCE REVIEW[1,2]

December 1, 2020–November 30, 2021	Fund Total Return (based on NAV)[3] Class I Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Investor Money Market	0.04%	0.02%	0.02%[6]
Investor Tax-Exempt Money Market	0.01	0.01	0.01	[7]

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[4]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. November 2021. The iMoneyNet Institutional Average represents total return.

[6]	First Tier Retail–Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[7]	Tax-Free National Retail–Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

4

YIELD SUMMARY

SUMMARY OF THE CLASS I1,2 SHARES AS OF 11/30/21

Fund	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]

Investor Money Market	0.02%	0.02%	0.02%	36	101
Investor Tax-Exempt Money Market	0.01	0.01	0.01	10	10

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[9]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[11]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[13]

As of November 30, 2021

Security Type	Percentage of Net Assets

Certificates of Deposit - Eurodollar	1.9%

Certificates of Deposit - Yankeedollar	15.4

Commercial Paper & Corporate Obligations	31.7

Medium Term Notes	0.5

Repurchase Agreements	10.3

Time Deposits	12.1

U.S. Government Agency Obligations	1.9

U.S. Treasury Obligations	21.8

Variable Rate Municipal Debt Obligations	4.4

Variable Rate Obligations	2.9

As of November 30, 2020

Security Type	Percentage of Net Assets

Certificates of Deposit - Eurodollar	0.5%

Certificates of Deposit - Yankeedollar	4.3

Commercial Paper & Corporate Obligations	15.6

Repurchase Agreements	26.9

U.S. Government Agency Obligations	0.4

U.S. Treasury Obligations	42.0

Variable Rate Municipal Debt Obligations	11.6

[13]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[14]

As of November 30, 2021

Security Type	Percentage of Net Assets

Commercial Paper	15.7%

Variable Rate Obligations	84.0

As of November 30, 2020

Security Type	Percentage of Net Assets

Commercial Paper	15.8%

General Obligation	7.5

Revenue Anticipation Notes	1.0

Variable Rate Obligations	74.2

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

INVESTOR MONEY MARKET FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 31.7%
Adventist Health System/West
$7,500,000	0.101%	12/08/21	$7,499,854
Albion Capital LLC
22,000,000	0.101	12/03/21	21,999,878
3,198,000	0.203	02/16/22	3,196,632
Antalis
7,000,000	0.132	01/10/22	6,998,989
7,200,000	0.162	02/03/22	7,197,952
1,700,000	0.193	02/11/22	1,699,354
5,000,000	0.193	02/15/22	4,997,994
Atlantic Asset Securitization LLC
12,000,000	0.101	12/16/21	11,999,500
Banco Santander, S.A.
5,600,000	0.183	01/20/22	5,598,600
5,000,000	0.172	01/21/22	4,998,796
Barclays US CCP Funding LLC
5,000,000	0.162	02/04/22	4,998,556
Brighthouse Financial Short Term Funding, LLC
3,500,000	0.132	02/08/22	3,499,128
Caisse d’Amortissement de la Dette Sociale
11,537,000	0.284	05/27/22	11,521,117
Chariot Funding LLC
15,700,000	0.101	12/21/21	15,699,128
Chesham Finance Ltd. – Series II
23,000,000	0.132	12/01/21	23,000,000
Chesham Finance Ltd. – Series III
26,000,000	0.071	12/01/21	26,000,000
Chesham Finance Ltd. – Series V
7,000,000	0.071	12/01/21	7,000,000
Collateralized Commercial Paper Flex Co., LLC
9,000,000	0.091	12/21/21	8,999,550
12,114,000	0.233	02/23/22	12,107,499
Columbia Funding Co., LLC
6,079,000	0.112	12/07/21	6,078,888
Cooeperatieve Rabobank U.A.
30,000,000	0.061	12/01/21	30,000,000
Dexia Credit Local
10,000,000	0.122	01/11/22	9,998,633
4,500,000	0.122	01/12/22	4,499,370
8,000,000	0.203	03/01/22	7,996,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt
40,000,000	0.051	12/01/21	40,000,000
First Abu Dhabi Bank P.J.S.C.
5,000,000	0.071	12/01/21	5,000,000
4,000,000	0.142	02/01/22	3,999,036
Gotham Funding Corp.
1,400,000	0.122	01/06/22	1,399,832
7,100,000	0.132	01/18/22	7,098,769
5,000,000	0.152	01/27/22	4,998,813
8,000,000	0.172	02/01/22	7,997,658
Ionic Capital II Trust
9,000,000	0.152	01/13/22	8,998,387
10,677,000	0.203	01/25/22	10,673,738
Ionic Capital III Trust
5,000,000	0.162	01/12/22	4,999,066
18,706,000	0.233	02/02/22	18,698,471

Commercial Paper and Corporate Obligations – (continued)
J.P. Morgan Securities LLC
11,130,000	0.122	01/12/22	11,128,442
LMA-Americas LLC
4,750,000	0.152	01/20/22	4,749,011
5,000,000	0.233	04/06/22	4,995,975
2,609,000	0.244	04/14/22	2,606,669
Macquarie Bank Ltd.
15,445,000	0.122	12/21/21	15,443,970
1,400,000	0.132	01/05/22	1,399,823
3,500,000	0.132	01/10/22	3,499,494
3,300,000	0.183	02/22/22	3,298,631
Manhattan Asset Funding Co. LLC
5,000,000	0.213	03/02/22	4,997,346
Matchpoint Finance Public Ltd. Co.
5,000,000	0.223	03/03/22	4,997,189
National Bank of Canada
12,995,000	0.254	05/18/22	12,979,839
Nationwide Building Society
20,000,000	0.177	01/24/22	19,994,750
Ridgefield Funding Co., LLC
8,610,000	0.274	05/16/22	8,599,280
Salisbury Receivables Co. LLC
7,000,000	0.122	12/10/21	6,999,790
5,600,000	0.183	02/09/22	5,598,040
Societe Generale
4,500,000	0.112	12/13/21	4,499,835
Toronto-Dominion Bank (The)
40,000,000	0.071	12/07/21	39,999,533
11,180,000	0.274	05/26/22	11,165,243
Victory Receivables Corp.
10,000,000	0.162	01/19/22	9,997,822
2,000,000	0.190	02/14/22	1,999,209

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$540,399,079

Certificates of Deposit-Eurodollar – 1.9%
Bank of Montreal
$8,000,000	0.250%	01/31/22	$7,996,613
Mitsubishi UFJ Trust And Banking Corp.
15,000,000	0.155	12/06/21	14,999,677
Mitsubishi UFJ Trust and Banking Corp.-London Branch
10,000,000	0.295	03/03/22	9,992,467

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR			$32,988,757

Certificates of Deposit-Yankeedollar – 15.4%
Bank of Montreal
$13,000,000	0.250%	05/19/22	$13,000,000
Credit Industriel et Commercial
40,000,000	0.260 (a)	06/01/22	40,000,000
Credit Suisse AG-New York Branch
6,500,000	0.240	02/15/22	6,500,681

8	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Certificates of Deposit-Yankeedollar – (continued)
First Abu Dhabi Bank USA N.V.
$45,000,000	0.080%		12/06/21	$45,000,000
KBC Bank NV
18,000,000	0.070		12/02/21	18,000,000
Landesbank Baden-Wuerttemberg-New York Branch
9,000,000	0.120		12/23/21	9,000,000
15,000,000	0.180		02/11/22	15,000,000
National Bank of Kuwait S.A.K.P
5,400,000	0.240		12/03/21	5,400,000
7,000,000	0.240		12/17/21	7,000,000
8,000,000	0.350		04/01/22	8,000,000
Norinchukin Bank (The)
15,000,000	0.090		12/20/21	15,000,000
Oversea-Chinese Banking Corp. Ltd.
20,000,000	0.170		01/31/22	20,000,000
Sumitomo Mitsui Banking Corp.
22,000,000	0.180		01/31/22	22,000,000
Sumitomo Mitsui Trust Bank, Ltd.
12,000,000	0.150		01/21/22	12,000,000
15,000,000	0.150		01/24/22	15,000,000
11,802,000	0.250		04/01/22	11,802,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$262,702,681

Medium Term Notes – 0.5%
Cooeperatieve Rabobank U.A.(a)
$3,540,000	3.875%		02/08/22	$3,563,789
Jackson National Life Global Funding(a)
4,497,000	3.300	(b)	02/01/22	4,519,615

TOTAL MEDIUM TERM NOTES				$8,083,404

Time Deposits – 12.1%
Banco Santander, S.A.
$45,000,000	0.070%		12/01/21	$45,000,000
Canadian Imperial Bank of Commerce
55,000,000	0.060		12/01/21	55,000,000
Credit Agricole Corporate and Investment Bank
60,000,000	0.070		12/01/21	60,000,000
First Abu Dhabi Bank USA N.V.
6,000,000	0.070		12/01/21	6,000,000
National Bank of Kuwait S.A.K.P
40,000,000	0.070		12/01/21	40,000,000

TOTAL TIME DEPOSIT				$206,000,000

U.S. Government Agency Obligations – 1.9%
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
$2,400,000	0.085	%(c)	10/23/23	$2,399,816
U.S. International Development Finance Corp.
4,000,000	0.000		01/26/22	4,007,453

U.S. Government Agency Obligations – (continued)
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
16,000,000	0.080	%(c)	12/07/21	16,000,000
9,200,000	0.090	(c)	12/07/21	9,200,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$31,607,269

U.S. Treasury Obligations – 21.8%
United States Treasury Bills
$5,800,000	0.041%		12/16/21	$5,799,903
3,200,000	0.056		12/23/21	3,199,892
200,000	0.058		12/30/21	199,991
3,700,000	0.051		01/06/22	3,699,815
28,300,000	0.046		01/18/22	28,298,302
26,900,000	0.035		01/25/22	26,898,562
28,960,000	0.051		02/03/22	28,957,426
28,000,000	0.056		02/03/22	27,997,262
33,500,000	0.051		02/10/22	33,496,697
32,300,000	0.051		03/17/22	32,295,245
400,000	0.046		03/24/22	399,943
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
51,000,000	0.079	(c)	04/30/23	51,002,505
23,725,000	0.064	(c)	07/31/23	23,725,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
86,800,000	0.080	(c)	10/31/23	86,796,973
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
13,800,000	0.064	(c)	01/31/23	13,801,563
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
700,000	0.155	(c)	07/31/22	700,259
900,000	0.145	(c)	10/31/22	900,459
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.11%)
100,000	0.164	(c)	04/30/22	100,048
United States Treasury Notes
1,112,900	0.125		06/30/22	1,113,064
3,150,000	1.750		07/15/22	3,182,169

TOTAL U.S. TREASURY OBLIGATIONS				$372,565,078

Variable Rate Municipal Debt Obligations(d) – 4.4%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$5,000,000	0.070%		12/07/21	$5,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
2,640,000	0.090		12/07/21	2,640,000

The accompanying notes are an integral part of these financial statements.	9

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(d) – (continued)
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (TB Bank N.A., LOC)
$9,240,000	0.070%		12/07/21	$9,240,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2021 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
2,230,000	0.070		12/07/21	2,230,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A
174,000	0.030		12/01/21	173,998
Maricopa County Industrial Development Authority VRDN RB for Banner Health Series 202
10,580,000	0.080		12/07/21	10,580,000
Metropolitan Water District of Southern California VRDN Subordinate Water Revenue Refunding Series 2021 A (Bank of America N.A., SPA)
14,500,000	0.090		12/07/21	14,500,000
Michigan Finance Authority VRDN RB Refunding for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
15,100,000	0.070		12/07/21	15,100,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
15,530,000	0.070		12/07/21	15,530,000
Utah Water Finance Agency VRDN Program RB Series B-2 RMKT (JPMorgan Chase Bank N.A., SPA)
500,000	0.070		12/07/21	500,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$75,493,998

Variable Rate Obligations(c) – 2.9%
National Australia Bank Ltd.
$15,000,000	0.250%		04/22/22	$15,002,378
Societe Generale
25,000,000	0.229	(b)	01/31/22	25,002,056
Westpac Banking Corp.
10,000,000	0.155	(b)	02/04/22	9,999,742

TOTAL VARIABLE RATE OBLIGATIONS				$50,004,176

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$1,579,844,442

Repurchase Agreements-Unaffiliated Issuers(e) – 10.3%
Bank of Montreal
$4,500,000	0.070	%(f)	12/07/21	$4,500,000
Maturity Value: $4,501,619
Settlement Date: 07/19/21
Collateralized by Federal National Mortgage Association, 2.000% to 3.500%, due 11/01/36 to 12/01/51. The aggregate market value of the collateral, including accrued interest, was $4,635,001.

Repurchase Agreements-Unaffiliated Issuers(e) – (continued)
BNP Paribas
7,500,000	0.060	%(f)	12/07/21	7,500,000
Maturity Value: $7,502,275
Settlement Date: 09/20/21

Collateralized by U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/29 to 05/15/48 and U.S. Treasury Notes,
1.125% to 2.250%, due 04/15/22 to 11/15/29. The aggregate
market value of the collateral, including accrued interest, was
$7,649,999.

11,000,000	0.060	(f)	12/07/21	11,000,000
Maturity Value: $11,003,337
Settlement Date: 09/07/21

Collateralized by a U.S. Treasury Bill, 0.000%, due 12/30/21,
U.S. Treasury Floating Rate Notes, 0.084% to 0.105%, due
07/31/22 to 04/30/23, a U.S. Treasury Inflation-Indexed Bond,
1.000%, due 02/15/46, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/32 to 11/15/47, U.S. Treasury
Notes, 1.250% to 2.250%, due 04/15/22 to 08/15/31 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
05/15/40 to 05/15/42. The aggregate market value of the
collateral, including accrued interest, was $11,219,999.

21,000,000	0.060	(f)	12/07/21	21,000,000
Maturity Value: $21,006,370
Settlement Date: 09/07/21

Collateralized by Federal Home Loan Mortgage Corp., 0.589%,
due 11/15/40, Federal National Mortgage Association, 4.000%
to 6.000%, due 04/25/35 to 10/01/49, Federal National
Mortgage Association Stripped Security, 3.500%, due
02/25/47, Government National Mortgage Association,
0.791%, due 07/20/49, U.S. Treasury Bills, 0.000%, due
12/30/21 to 03/17/22 and U.S. Treasury Notes, 0.125% to
1.625%, due 07/31/22 to 11/30/27. The aggregate market value of the collateral, including accrued interest, was $21,496,799.

Joint Account III
38,700,000	0.050		12/01/21	38,700,000
Maturity Value: $38,700,054

Mizuho Securities USA LLC
23,000,000	0.170		12/01/21	23,000,000
Maturity Value: $23,000,109
Collateralized by various corporate security issuers, 0.340% to 7.500%, due 02/18/22 to 02/04/61. The aggregate market value of the collateral, including accrued interest, was $24,150,392.

RBC Capital Markets, LLC
30,000,000	0.170		12/01/21	30,000,000
Maturity Value: $30,000,142

Collateralized by a U.S. Treasury Bond, 2.250%, due 05/15/41
and various corporate security issuers, 0.000% to 5.250%, due
12/06/21 to 05/15/55. The aggregate market value of the
collateral, including accrued interest, was $31,405,029.

Scotia Capital (USA) Inc.
20,000,000	0.170		12/01/21	20,000,000
Maturity Value: $20,000,094
Collateralized by various corporate security issuers, 0.250% to 11.000%, due 01/15/22 to 05/15/32. The aggregate market value of the collateral, including accrued interest, was $21,246,638.

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements-Unaffiliated Issuers(e) – (continued)
Scotia Capital (USA) Inc. – (continued)
$20,000,000	0.320%	12/01/21	$20,000,000
Maturity Value: $20,000,178
Collateralized by various corporate security issuers, 0.249% to 11.000%, due 02/06/22 to 02/15/45. The aggregate market value of the collateral, including accrued interest, was $21,781,673.

TOTAL REPURCHASE AGREEMENTS- UNAFFILIATED ISSUERS			$175,700,000

TOTAL INVESTMENTS – 102.9%			$1,755,544,442

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%			(49,968,835)

NET ASSETS – 100.0%			$1,705,575,607

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2021.

(d)	Rate shown is that which is in effect on November 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on November 30, 2021. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FHLB	—Insured by Federal Home Loan Bank
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
IDB	—Industrial Development Board
LOC	—Letter of Credit
MMY	—Money Market Yield
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	11

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.7%
Alabama – 0.7%
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2008 C RMKT(a)
$11,500,000	0.130%	12/07/21	$11,500,000

Alaska – 1.9%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 A RMKT (Wells Fargo Bank N.A., SPA)(a)
15,400,000	0.050	12/07/21	15,400,000
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2009 B RMKT (FHLB, SPA)(a)
9,700,000	0.050	12/07/21	9,700,000
City of Valdez Marine Terminal VRDN RB Refunding for Exxon Pipeline Company Project Series 1985(a)
5,200,000	0.030	12/01/21	5,200,000

			30,300,000

Arizona – 0.6%
Arizona State University VRDN RB Refunding Series 2008 A RMKT(a)
3,490,000	0.050	12/07/21	3,490,000
Arizona State University VRDN RB Refunding Series 2008 B RMKT(a)
1,400,000	0.040	12/07/21	1,400,000
City of Phoenix IDA Health Care Facilities VRDN RB for Mayo Clinic Series 2014 B (Northern Trust Co., SPA) (GTY AGMT – Mayo Clinic)
5,250,000	0.010	12/01/21	5,250,000

			10,140,000

California – 6.5%
Bay Area Toll Authority California Toll Bridge VRDN Sr. RB Refunding Series 2019 A (Bank of America N.A., LOC)
4,000,000	0.030	12/07/21	4,000,000
Bay Area Toll Authority Toll Bridge VRDN RB Series 2007 A-2 RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
16,500,000	0.030	12/07/21	16,500,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1998 L-6
1,100,000	0.030	12/07/21	1,100,000
California Health Facilities Financing Authority CP Series E
12,205,000	0.170	06/02/22	12,205,000
California Statewide Communities Development Authority Revenue VRDO CP Series 2004 E
10,405,000	0.170	06/07/22	10,405,000
East Bay Municipal Utility District CP Series A-2
15,800,000	0.100	01/05/22	15,800,000
Metropolitan Water District of Southern California VRDN RB Series 2017 A (PNC Bank N.A., SPA)
14,400,000	0.020	12/01/21	14,400,000
Regents of The University of California Medical Center Pooled VRDN RB Refunding Series 0-1
4,800,000	0.010	12/01/21	4,800,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 A (JPMorgan Chase Bank N.A., SPA)(a)
10,970,000	0.040	12/07/21	10,970,000

Municipal Debt Obligations – (continued)
California – (continued)
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 B RMKT (TD Bank N.A., SPA)(a)
5,000,000	0.050	12/07/21	5,000,000
State of California VRDN GO RB Series 2003 C-1
6,000,000	0.020	12/07/21	6,000,000

			101,180,000

Colorado – 4.6%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2006 B RMKT (Barclays Bank PLC, SPA)(a)
19,175,000	0.060	12/07/21	19,175,000
City of Colorado Springs Utilities System VRDN RB Series 2010 C RMKT (Barclays Bank PLC, SPA)(a)
9,760,000	0.040	12/07/21	9,760,000
City of Colorado Springs Utilities System VRDN RB Series 2012 A (U.S. Bank N.A., SPA)(a)
5,940,000	0.040	12/07/21	5,940,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Series 2001 AA-2 (Royal Bank of Canada, LOC)(a)
9,600,000	0.040	12/07/21	9,600,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-2(a)
1,220,000	0.050	12/07/21	1,220,000
University of Colorado Hospital Authority VRDN RB Series 2019 A(a)
26,850,000	0.050	12/07/21	26,850,000

			72,545,000

Connecticut – 2.4%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2012 Subseries B-3 (Royal Bank of Canada, SPA)(a)
17,130,000	0.040	12/07/21	17,130,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 RMKT (Sumitomo Mitsui Banking Corp., SPA)(a)
4,500,000	0.050	12/07/21	4,500,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2017 Subseries A-3 RMKT (State Street Bank & Trust Co., SPA)(a)
12,000,000	0.030	12/07/21	12,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2019 Subseries B-3 (Bank of America N.A., SPA)(a)
4,150,000	0.040	12/07/21	4,150,000

			37,780,000

Delaware – 1.8%
University of Delaware VRDN RB Refunding Series 2013 C RMKT (TD Bank N.A., SPA)(a)
20,475,000	0.030	12/01/21	20,475,000
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)(a)
7,000,000	0.030	12/01/21	7,000,000

			27,475,000

12	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
District of Columbia – 2.9%
District of Columbia BAN CP Series 2019
$9,000,000	0.090%	12/01/21	$9,000,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)(a)
17,150,000	0.050	12/07/21	17,150,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2010 C Subseries C-2 RMKT (TD Bank N.A., LOC)(a)
20,000,000	0.050	12/07/21	20,000,000

			46,150,000

Florida – 6.0%
Highlands County Health Facilities Authority VRDN Hospital RB Refunding Advent Health
38,500,000	0.050	12/07/21	38,500,000
Jacksonville, Florida (City of) CP Series 2004 A
23,225,000	0.090	12/02/21	23,225,000
Miami-Dade County IDA VRDN RB Florida Power & Light Co. Refunding Series 2021
12,385,000	0.050	12/01/21	12,385,000
Orlando Utilities Commission VRDN RB Water Utility Improvements Series 2008-2 RMKT (TD Bank N.A., SPA)(a)
20,725,000	0.040	12/07/21	20,725,000

			94,835,000

Georgia – 1.1%
Fulton County Development Authority VRDN RB Refunding for Children’s Healthcare of Atlanta Series 2008 (Truist Bank. SPA)(a)
17,000,000	0.040	12/07/21	17,000,000

Illinois – 4.3%
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B(a)
26,560,000	0.040	12/07/21	26,560,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Healthcare Series 2021 B (Royal Bank of Canada, SPA)
5,200,000	0.010	12/01/21	5,200,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Healthcare Series 2021 D
22,000,000	0.050	12/07/21	22,000,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Healthcare Series 2021 E
4,100,000	0.040	12/07/21	4,100,000
Illinois Housing Development Authority VRDN Homeowner Mortgage RB Series 2018 Subseries A-2 (GNMA/FNMA/ FHLMC)(FHLB, SPA)(a)
4,875,000	0.040	12/07/21	4,875,000
Illinois State Finance Authority VRDN RB Refunding for Advocate Health Care Series 2008 Subseries C3A (Northern Trust Co., SPA)(a)
4,000,000	0.050	12/07/21	4,000,000

			66,735,000

Municipal Debt Obligations – (continued)
Indiana – 0.8%
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT(a)
765,000	0.050	12/07/21	765,000
Purdue University VRDN RB for Student Facilities System Series 2007 C(a)
11,600,000	0.040	12/07/21	11,600,000

			12,365,000

Iowa – 0.3%
Iowa Finance Authority VRDN RB for Archer-Daniels-Midland Co. Project Series 2012 1A
4,260,000	0.090	12/07/21	4,260,000

Louisiana – 2.9%
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A(a)
18,900,000	0.030	12/01/21	18,900,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 B(a)
26,000,000	0.030	12/01/21	26,000,000

			44,900,000

Maryland – 1.0%
Maryland State Economic Development Corp. VRDN RB Refunding for Howard Hughes Medical Institute Project Series 2008 B(a)
2,725,000	0.040	12/07/21	2,725,000
Montgomery County BANS CP Series 2010 A
8,000,000	0.080	12/08/21	8,000,000
Washington Suburban Sanitary District GO VRDN BANS Series 2015 A-2 (County Guarantee)(TD Bank N.A., SPA)(a)
1,300,000	0.040	12/07/21	1,300,000
Washington Suburban Sanitary District GO VRDN BANS Series 2015 B-3 (County Guarantee)(State Street Bank & Trust Co., SPA)
2,000,000	0.050	12/07/21	2,000,000
Washington Suburban Sanitary District GO VRDN BANS Series B-4 (County Guarantee)(State Street Bank & Trust Co., SPA)
1,800,000	0.050	12/07/21	1,800,000

			15,825,000

Massachusetts – 7.1%
Massachusetts Bay Transportation Authority VRDN RB Refunding for General Transportation System Series 2000 A-1 (Barclays Bank PLC, SPA)(a)
24,615,000	0.040	12/07/21	24,615,000
Massachusetts Bay Transportation Authority VRDN RB Refunding for General Transportation System Series 2000 Subseries A-2 (Barclays Bank PLC, SPA)(a)
13,400,000	0.030	12/07/21	13,400,000
Massachusetts Development Finance Agency VRDN RB for Partners Healthcare System Series 2011 K-2 (Sumitomo Mitsui Banking, LOC)
10,000,000	0.040	12/07/21	10,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y(a)
1,925,000	0.040	12/07/21	1,925,000

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Health & Educational Facilities Authority VRDN RB for Massachusetts Institute of Technology Series 2001 J-1
$13,485,000	0.030%	12/07/21	$13,485,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Massachusetts Institute of Technology Series 2001 J-2
8,455,000	0.040	12/07/21	8,455,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Bank of America N.A., SPA)(a)
6,395,000	0.030	12/01/21	6,395,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Parters Healthcare System Series P-2 RMKT (JPMorgan Chase Bank N.A., SPA)(a)
1,500,000	0.050	12/07/21	1,500,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Harvard University Series 1999 R
7,390,000	0.010	12/01/21	7,390,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Partners Healthcare System Series 2005 F-3 (TD Bank N.A., LOC)(a)
1,400,000	0.050	12/07/21	1,400,000
Massachusetts Housing Finance Agency VRDN RB Single Family Housing Refunding Series 200 RMKT (UBS AG, SPA)
6,000,000	0.040	12/07/21	6,000,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)(a)
3,600,000	0.060	12/07/21	3,600,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)(a)
12,735,000	0.050	12/07/21	12,735,000

			110,900,000

Michigan – 2.5%
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-2(a)
10,465,000	0.040	12/07/21	10,465,000
Michigan State University VRDN RB General Series 2000 A (Northern Trust Co., SPA)(a)
215,000	0.040	12/07/21	215,000
Regents of the University of Michigan VRDN RB GO Refunding Series 2008 B RMKT(a)
300,000	0.040	12/07/21	300,000
University of Michigan CP Series L-1
6,945,000	0.060	12/02/21	6,945,000
6,500,000	0.070	01/05/22	6,500,000
University of Michigan General Revenue CP Series B
15,000,000	0.090	12/03/21	15,000,000

			39,425,000

Minnesota – 2.6%
Minnesota Housing Finance Agency VRDN Residential Housing Finance RB Refunding Series 2019 D (GNMA/FNMA/ FHLMC) (Royal Bank of Canada, SPA)(a)
8,350,000	0.040	12/07/21	8,350,000

Municipal Debt Obligations – (continued)
Minnesota – (continued)
Rochester Health Care Facilities Revenue CP for Mayo Clinic
25,000,000	0.080	12/06/21	25,000,000
University of Minnesota CP Series H
8,000,000	0.090	01/18/22	8,000,000

			41,350,000

Mississippi – 2.1%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 C(a)
2,150,000	0.020	12/01/21	2,150,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 E
3,155,000	0.020	12/01/21	3,155,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 C(a)
3,170,000	0.040	12/07/21	3,170,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A(a)
25,000,000	0.030	12/01/21	25,000,000

			33,475,000

Missouri – 1.7%
Missouri Health & Educational Facilities Authority VRDN RB Refunding for Ascension Health Credit Group Series 2003 C-2 RMKT(a)
115,000	0.050	12/07/21	115,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2008 A (U.S. Bank N.A., LIQ)(a)
1,350,000	0.050	12/07/21	1,350,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2008 D(a)
25,000,000	0.050	12/07/21	25,000,000

			26,465,000

Multi-State – 0.7%
Federal Home Loan Mortgage Corporation Variable Rate Demand Certificates for Multi-Family Housing Series 2014-M031 Class A (FHLMC, LIQ)(a)(b)
11,380,000	0.080	12/07/21	11,380,000

Nebraska – 0.2%
Nebraska Investment Finance Authority VRDN RB for Single Family Housing Series 2019 C (FHLB, SPA)(a)
3,675,000	0.050	12/07/21	3,675,000

New York – 10.7%
New York City GO VRDN Series 2008 Subseries B-3 (TD Bank N.A. LOC)
450,000	0.050	12/07/21	450,000
New York City GO VRDN Series 2017 Subseries A-5 (JPMorgan Chase Bank N.A., SPA)
20,000,000	0.040	12/01/21	20,000,000
New York City Housing Development Corp. Multi-Family Housing VRDN RB for 90 Washington Street Series 2005 A (FNMA, LIQ) (FNMA, LOC)(a)
2,650,000	0.050	12/07/21	2,650,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority VRDN RB Refunding for Water & Sewer System Series 2001 F-2 (JPMorgan Chase Bank N.A., SPA)
$500,000	0.050%	12/07/21	$500,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)(a)
29,995,000	0.100	12/07/21	29,995,000
New York City Transitional Finance Authority Future Tax Secured Revenue VRDN RB (Bank of America N.A., SPA)(a)
4,000,000	0.030	12/01/21	4,000,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT(a)
27,330,000	0.040	12/07/21	27,330,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)(a)
11,775,000	0.050	12/07/21	11,775,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2002 A2 Convertible (JPMorgan Chase Bank N.A., SPA)
1,500,000	0.050	12/07/21	1,500,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA, LIQ) (FNMA, LOC)(a)
4,600,000	0.040	12/07/21	4,600,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ)(FNMA, LOC)(a)
9,000,000	0.040	12/07/21	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ)(FNMA, LOC)(a)
4,400,000	0.060	12/07/21	4,400,000
New York State Housing Finance Agency VRDN RB for 42nd & 10th Housing Series 2010 A (FHLMC, LIQ) (FHLMC, LOC)(a)
26,950,000	0.060	12/07/21	26,950,000
New York State Housing Finance Agency VRDN RB for Clinton Park Housing Series 2010 A (FHLMC, LIQ)(a)
200,000	0.040	12/07/21	200,000
New York State Housing Finance Agency VRDN RB Refunding for 11th Avenue Housing Series 2009 A (FNMA, LIQ)(FNMA, LOC)
175,000	0.060	12/07/21	175,000
Triborough Bridge & Tunnel Authority VRDN RB Metropolitan Transportation Authority Bridges & Tunnels Series 2003 B-1 RMKT (Bank of America N.A., LOC)
17,525,000	0.030	12/01/21	17,525,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (State Street Bank & Trust Co., LOC)(a)
6,320,000	0.020	12/01/21	6,320,000

			167,370,000

Municipal Debt Obligations – (continued)
North Carolina – 3.6%
Charlotte-Mecklenburg Hospital Authority (The) VRDN RB for Atrium Health Series 2018 G RMKT (JPMorgan Chase Bank N.A., SPA)(a)
3,500,000	0.040	12/01/21	3,500,000
Charlotte-Mecklenburg Hospital Authority (The) VRDN RB Health Care Refunding Series 2007B (JPMorgan Chase Bank N.A., SPA)
14,000,000	0.040	12/01/21	14,000,000
City of Raleigh Combined Enterprise System VRDN RB Series 2008 B RMKT (Bank of America N.A., SPA)(a)
6,670,000	0.040	12/07/21	6,670,000
City of Raleigh VRDN COPS for Downtown Improvement Project Series 2005 B-1 RMKT (PNC Bank N.A., SPA)(a)
4,100,000	0.050	12/07/21	4,100,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B(a)
1,215,000	0.040	12/01/21	1,215,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1992 A
10,000,000	0.030	12/07/21	10,000,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 B(a)
6,210,000	0.030	12/07/21	6,210,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2001 A RMKT (TD Bank N.A., SPA)(a)
10,320,000	0.030	12/01/21	10,320,000

			56,015,000

Ohio – 7.4%
City of Columbus Sewerage System VRDN RB Refunding Series 2008 B(a)
36,000,000	0.030	12/07/21	36,000,000
County of Hamilton VRDN RB Refunding for Cincinnati Children’s Hospital Medical Center Series 2018 AA(a)
12,280,000	0.050	12/07/21	12,280,000
Ohio Higher Educational Facility Commission VRDN RB Refunding for Cleveland Clinic Health System Series 2008 B-4 RMKT (Barclays Bank PLC, SPA)
23,900,000	0.040	12/01/21	23,900,000
Ohio State University/The General Receipts VRDN RB Series 2014 B-1(a)
6,780,000	0.050	12/07/21	6,780,000
State of Ohio Capital Facilities Lease Appropriation VRDN for Adult Correctional Buliding Series 2021 B
10,000,000	0.050	12/07/21	10,000,000
State of Ohio GO VRDN for Common Schools Series 2005 A(a)
14,480,000	0.050	12/07/21	14,480,000
State of Ohio GO VRDN for Common Schools Series 2005 B (State of Ohio, LIQ)(a)
200,000	0.050	12/07/21	200,000
State of Ohio GO VRDN for Common Schools Series 2006 C(a)
6,025,000	0.050	12/07/21	6,025,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A (TD Bank N.A., LOC)(a)
6,665,000	0.050	12/07/21	6,665,000

			116,330,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2021

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Rhode Island – 0.0%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Series 2003 B (Northern Trust Co., SPA)(a)
$460,000	0.060%	12/07/21	$460,000

South Carolina – 0.5%
City of Columbia Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
7,600,000	0.050	12/07/21	7,600,000

Texas – 12.5%
Board of Regents of the University of Texas System VRDN RB Refunding for Financing System Series 2008 B (University of Texas Investment Management Company, LIQ)(a)
10,100,000	0.030	12/07/21	10,100,000
City of El Paso Texas Water & Sewer System CP Series A
5,000,000	0.080	12/07/21	5,000,000
10,000,000	0.100	12/07/21	10,000,000
30,000,000	0.110	01/05/22	30,000,000
City Public Service Board of San Antonio Electric & Gas Revenue CP Series A
20,000,000	0.090	12/16/21	20,000,000
Dallas Area Rapid Transit Sr. Subordinate Sales Tax Revenue CP Series IIA
5,000,000	0.100	12/03/21	5,000,000
20,000,000	0.100	01/06/22	20,000,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2020 B
31,000,000	0.040	12/01/21	31,000,000
Port of Port Arthur Navigation District VRDN RB Refunding for Texaco, Inc. Project Series 1994(a)
10,000,000	0.030	12/01/21	10,000,000
State of Texas Veterans VRDN GO Bonds, Series 2012 B RMKT (State Street Bank & Trust Co., SPA)
33,545,000	0.060	12/07/21	33,545,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2012 B(a)
4,610,000	0.050	12/07/21	4,610,000
University of Texas System VRDN RB Refunding for Financing System Series 2008 B (University of Texas Investment Management Co., LIQ)(a)
17,005,000	0.030	12/07/21	17,005,000

			196,260,000

Utah – 2.5%
Murray City, Utah Hospital VRDN RB for IHC Health Services Series 2005 D (Wells Fargo Bank N.A., SPA)
6,600,000	0.020	12/01/21	6,600,000
Utah Water Finance Agency VRDN Program RB Series B-2 RMKT (JPMorgan Chase Bank N.A., SPA)
30,400,000	0.070	12/07/21	30,400,000
Utah Water Finance Agency VRDN Tender Option Series B
1,900,000	0.070	12/07/21	1,900,000
Weber County Hospital VRDN RB for IHC Health Services, Inc. Series 2000 B (U.S. Bank N.A. SPA)(a)
100,000	0.040	12/07/21	100,000

			39,000,000

Municipal Debt Obligations – (continued)
Virginia – 5.6%
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2016 C(a)
6,905,000	0.050	12/07/21	6,905,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2018 C(a)
15,300,000	0.050	12/07/21	15,300,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C(a)
2,445,000	0.040	12/07/21	2,445,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 E(a)
2,405,000	0.050	12/07/21	2,405,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 F(a)
7,950,000	0.050	12/07/21	7,950,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2009 B(a)
7,545,000	0.040	12/07/21	7,545,000
Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B(a)
14,600,000	0.040	12/07/21	14,600,000
Virginia College Building Authority Educational Facilities VRDN RB Refunding for University of Richmond Project Series 2004 RMKT (U.S. Bank N.A., SPA)(a)
25,920,000	0.040	12/07/21	25,920,000
Virginia Commonwealth University General Revenue CP Series A
4,814,000	0.100	01/05/22	4,814,000

			87,884,000

Washington – 1.9%
King County GO VRDN RB Refunding Series 2019 A (TD Bank N.A., SPA)(a)
6,800,000	0.040	12/01/21	6,800,000
King County Washington CP Series A
4,500,000	0.120	02/23/22	4,500,000
King County Washington Sewer System CP Series A
7,000,000	0.100	01/19/22	7,000,000
Port of Tacoma VRDN Subordinate Lien RB Series 2008 B RMKT (Bank of America N.A., LOC)(a)
11,500,000	0.060	12/07/21	11,500,000
Washington State Housing Finance Commission VRDN RB for Inter-Urban Senior Living Apartments Project (FHLMC, LIQ)(FHLMC, LOC)(a)
200,000	0.050	12/07/21	200,000

			30,000,000

Wisconsin – 0.3%
Wisconsin Housing & Economic Development Authority VRDN Home Ownership RB Series 2019 B (FNMA)(FHLB, SPA)(a)
5,100,000	0.040	12/07/21	5,100,000

TOTAL INVESTMENTS – 99.7%			$1,565,679,000

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			4,154,947

NET ASSETS – 100.0%			$1,569,833,947

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Rate shown is that which is in effect on November 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
BAN	—Bond Anticipation Note
BANS	—Bond Anticipation Notes
COPS	—Certificates of Participation
CP	—Commercial Paper
FHLB	—Insured by Federal Home Loan Bank
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At November 30, 2021, the Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of December 1, 2021, as follows:

Principal Amount	Maturity Value	Collateral Value
$38,700,000	$38,700,054	$39,858,770

REPURCHASE AGREEMENTS — At November 30, 2021, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.050%	$14,512,500
Bank of America, N.A.	0.050	12,093,750
BofA Securities, Inc.	0.050	12,093,750

TOTAL		$38,700,000

At November 30, 2021, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000 to 5.000%	05/01/25 to 12/01/51
Federal National Mortgage Association	2.000 to 5.500	03/01/33 to 11/01/51
Government National Mortgage Association	2.500 to 3.000	08/20/47 to 09/20/51
U.S. Treasury Bonds	2.250	08/15/46
U.S. Treasury Notes	1.500 to 3.000	03/31/23 to 09/30/25

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

November 30, 2021

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments , at value (cost $1,579,844,442 and $1,565,679,000)	$1,579,844,442	$1,565,679,000
Repurchase agreements , at value (cost $175,700,000 and $0)	175,700,000	—
Cash	82,054	3,957,700
Receivables:
Fund shares sold	492,316	202,000
Interest	188,358	78,575
Reimbursement from investment advisor	40,454	49,979
Other assets	56,629	74,986
Total assets	1,756,404,253	1,570,042,240

Liabilities:
Payables:
Investments purchased	48,176,722	—
Fund shares redeemed	2,367,397	15,261
Management fees	100,718	33,787
Dividend distribution	2,299	7,110
Accrued expenses	181,510	152,135
Total liabilities	50,828,646	208,293

Net Assets:
Paid-in capital	1,705,577,906	1,569,833,986
Total distributable earnings (loss)	(2,299)	(39)
NET ASSETS	$1,705,575,607	$1,569,833,947
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class A Shares	$140,296,864	$8,728,252
Class C Shares	38,986	9,056
Class I Shares	1,400,101,286	1,559,835,810
Capital Shares	—	1,032
Service Shares	63,427,016	832,554
Preferred Shares	—	108,823
Select Shares	—	1,038
Administration Shares	40,662,235	314,329
Cash Management Shares	61,038,555	1,012
Premier Shares	—	1,026
Resource Shares	10,665	1,015
Total Net Assets	$1,705,575,607	$1,569,833,947
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	140,317,312	8,727,969
Class C Shares	38,991	9,055
Class I Shares	1,400,304,930	1,559,785,222
Capital Shares	—	1,032
Service Shares	63,436,233	832,526
Preferred Shares	—	108,819
Select Shares	—	1,038
Administration Shares	40,668,158	314,319
Cash Management Shares	61,047,425	1,012
Premier Shares	—	1,025
Resource Shares	10,666	1,015

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the Year Ended November 30, 2021

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment Income:

Interest income	$1,930,216	$751,026

Expenses:
Fund-Level Expenses:

Management fees	2,717,750	2,353,319

Registration fees	188,417	142,527

Transfer Agency fees	169,872	147,093

Professional fees	129,905	121,033

Custody, accounting and administrative services	89,651	120,056

Printing and mailing fees	48,358	24,159

Trustee fees	25,882	31,547

Other	24,179	35,100
Subtotal	3,394,014	2,974,834
Class Specific Expenses:

Distribution and Service fees — Class A Shares	423,506	24,428

Cash Management Share fees	309,823	4

Service Share fees	223,406	4,164

Distribution fees — Cash Management Shares	185,895	4

Administration Share fees	91,940	763

Distribution fees — Class C Shares	391	151

Resource Share fees	55	11,804

Distribution fees — Resource Shares	15	3,541

Preferred Share fees	—	154

Premier Share fees	—	4

Total expenses	4,629,045	3,019,851

Less — expense reductions	(2,643,315)	(2,358,601)

Net expenses	1,985,730	661,250

NET INVESTMENT INCOME (LOSS)	$(55,514)	$89,776

Net realized gain from investment transactions	99,985	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,471	$89,776

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund			Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended November 30, 2021	For the Period Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income (loss)	$(55,514)	$(158,861)	$21,007,784	$89,776	$22,631	$11,096,792
Net realized gain from investment transactions	99,985	31,683	1,236,233	—	78,076	7,987
Net increase (decrease) in net assets resulting from operations	44,471	(127,178)	22,244,017	89,776	100,707	11,104,779

Distributions to shareholders:
From distributable earnings:
Class A Shares	(54,685)	(9,371)	(2,297,830)	(1,262)	(208)	(76,231)
Class C Shares	(12)	(2)	(63)	(2)	(1)	(39)
Class I Shares	(508,171)	(359,733)	(18,363,630)	(167,474)	(22,351)	(11,004,509)
Capital Shares	—	—	—	—	(1)	(10)
Service Shares	(14,322)	(2,182)	(314,654)	(97)	(12)	(4,489)
Preferred Shares	—	—	—	(24)	(3)	(1,884)
Select Shares	—	—	—	—	(1)	(10)
Administration Shares	(11,184)	(1,317)	(335,476)	(36)	(5)	(1,676)
Cash Management Shares	(17,192)	(1,794)	(138,019)	—	(1)	(6)
Premier Shares	—	—	—	—	(1)	(8)
Resource Shares	(4)	(1)	(72)	(304)	(48)	(7,929)
Total distributions to shareholders	(605,570)	(374,400)	(21,449,744)	(169,199)	(22,632)	(11,096,791)

From share transactions
Proceeds from sales of shares	1,656,774,597	303,870,341	4,020,278,618	1,734,739,993	409,431,141	2,567,445,330
Reinvestment of distributions	537,506	336,663	19,673,459	21,925	3,254	2,076,003
Cost of shares redeemed	(1,831,632,560)	(840,527,434)	(3,193,030,924)	(1,541,519,845)	(564,972,424)	(2,501,565,155)
Net increase (decrease) in net assets resulting from share transactions	(174,320,457)	(536,320,430)	846,921,153	193,242,073	(155,538,029)	67,956,178
NET INCREASE (DECREASE)	(174,881,556)	(536,822,008)	847,715,426	193,162,650	(155,459,954)	67,964,166

Net assets:
Beginning of year	1,880,457,163	2,417,279,171	1,569,563,745	1,376,671,297	1,532,131,251	1,464,167,085
End of year	$1,705,575,607	$1,880,457,163	$2,417,279,171	$1,569,833,947	$1,376,671,297	$1,532,131,251

†	The Fund changed its fiscal year end from August 31 to November 30.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Class A Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.009	0.021	0.016	0.008

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.003)	(0.002)

Total from investment operations	—	(b)	—	(b)	0.010	0.021	0.013	0.006

Distributions to shareholders from net investment income	—		—	(b)	(0.010)	(0.021)	(0.013)	(0.006)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.98%	2.14%	1.36%	0.62%

Net assets, end of period (in 000’s)	$140,297		$221,008		$249,228	$169,451	$7,933	$563

Ratio of net expenses to average net assets	0.12%		0.24	%(f)	0.42%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%		0.47	%(f)	0.46%	0.46%	0.54%	0.76%

Ratio of net investment income (loss) to average net assets	(0.01)%		(0.08	)%(f)	0.88%	2.12%	1.59%	0.81%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Class C Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.003	0.014	0.004	— (b)

Net realized gain	—	(b)	—	(b)	0.002	— (b)	0.002	0.001

Total from investment operations	—	(b)	—	(b)	0.005	0.014	0.006	0.001

Distributions to shareholders from net investment income	—		—	(b)	(0.005)	(0.014)	(0.006)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.005)	(0.014)	(0.006)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.46%	1.38%	0.60%	0.06%

Net assets, end of period (in 000’s)	$39		$39		$53	$10	$10	$64

Ratio of net expenses to average net assets	0.12%		0.24	%(f)	0.79%	1.18%	1.18%	1.02%

Ratio of total expenses to average net assets	1.20%		1.22	%(f)	1.21%	1.21%	1.29%	1.51%

Ratio of net investment income (loss) to average net assets	(0.01)%		(0.08	)%(f)	0.24%	1.38%	0.40%	0.04%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Class I Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.011	0.024	0.017	0.009

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.001)	— (b)

Total from investment operations	—	(b)	—	(b)	0.012	0.024	0.016	0.009

Distributions to shareholders from net investment income	—		—	(b)	(0.012)	(0.024)	(0.016)	(0.009)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.012)	(0.024)	(0.016)	(0.009)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.04%		0.02%		1.22%	2.40%	1.61%	0.87%

Net assets, end of period (in 000’s)	$1,400,101		$1,527,628		$2,025,657	$1,316,874	$504,770	$216,443

Ratio of net expenses to average net assets	0.12%		0.18	%(e)	0.18%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.20%		0.22	%(e)	0.21%	0.21%	0.29%	0.51%

Ratio of net investment income (loss) to average net assets	—	%(f)	(0.02	)%(e)	1.11%	2.37%	1.68%	0.90%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Service Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.006	0.018	0.009	0.004

Net realized gain	—	(b)	—	(b)	0.002	0.001	0.002	— (b)

Total from investment operations	—	(b)	—	(b)	0.008	0.019	0.011	0.004

Distributions to shareholders from net investment income	—		—	(b)	(0.008)	(0.019)	(0.011)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.78%	1.89%	1.11%	0.39%

Net assets, end of period (in 000’s)	$63,427		$50,167		$56,453	$30,615	$11	$50

Ratio of net expenses to average net assets	0.12%		0.24	%(f)	0.62%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	0.70%		0.72	%(f)	0.71%	0.71%	0.79%	1.01%

Ratio of net investment income (loss) to average net assets	(0.01)%		(0.08	)%(f)	0.62%	1.75%	0.92%	0.36%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Administration Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.009	0.021	0.014	0.007

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.001)	(0.001)

Total from investment operations	—	(b)	—	(b)	0.010	0.021	0.013	0.006

Distributions to shareholders from net investment income	—		—	(b)	(0.010)	(0.021)	(0.013)	(0.006)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.98%	2.14%	1.36%	0.62%

Net assets, end of period (in 000’s)	$40,662		$31,792		$33,860	$31,188	$132,200	$100,351

Ratio of net expenses to average net assets	0.12%		0.24	%(f)	0.42%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%		0.47	%(f)	0.46%	0.46%	0.54%	0.76%

Ratio of net investment income (loss) to average net assets	(0.01)%		(0.08	)%(f)	0.90%	2.12%	1.37%	0.72%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Cash Management Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.004	0.016	0.009	0.002

Net realized gain (loss)	—	(b)	—	(b)	0.002	— (b)	(0.001)	(0.001)

Total from investment operations	—	(b)	—	(b)	0.006	0.016	0.008	0.001

Distributions to shareholders from net investment income	—		—	(b)	(0.006)	(0.016)	(0.008)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.58%	1.58%	0.81%	0.15%

Net assets, end of period (in 000’s)	$61,039		$49,812		$52,017	$21,414	$927	$91

Ratio of net expenses to average net assets	0.12%		0.24	%(f)	0.76%	0.98%	0.98%	0.95%

Ratio of total expenses to average net assets	1.00%		1.02	%(f)	1.01%	1.01%	1.09%	1.31%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.08	)%(f)	0.38%	1.60%	0.88%	0.18%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Resource Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income (loss)(a)	—	(b)	—	(b)	0.007	0.017	0.008	0.002

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	0.002	0.001

Total from investment operations	—	(b)	—	(b)	0.007	0.017	0.010	0.003

Distributions to shareholders from net investment income	—		—	(b)	(0.007)	(0.017)	(0.010)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.017)	(0.010)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		—	%(e)	0.67%	1.74%	0.96%	0.26%

Net assets, end of period (in 000’s)	$11		$11		$11	$11	$11	$50

Ratio of net expenses to average net assets	0.12%		0.23	%(f)	0.73%	0.81%	0.83%	0.82%

Ratio of total expenses to average net assets	0.85%		0.87	%(f)	0.86%	0.86%	0.94%	1.16%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.07	)%(f)	0.66%	1.75%	0.77%	0.22%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class A Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.005	0.012	0.008	0.004

Net realized gain	—	(b)	—	(b)	0.001	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.006	0.012	0.008	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.55%	1.16%	0.78%	0.38%

Net assets, end of period (in 000’s)	$8,728		$10,756		$16,678	$14,846	$2,296	$643

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.36%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%		0.48	%(f)	0.45%	0.45%	0.47%	0.54%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.42%	1.11%	0.82%	0.35%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class C Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—		0.001	0.004	0.001	— (b)

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.001	0.004	0.001	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.001)	(0.004)	(0.001)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.001)	(0.004)	(0.001)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.12%	0.41%	0.13%	0.07%

Net assets, end of period (in 000’s)	$9		$29		$29	$9	$9	$9

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.55%	1.19%	1.06%	0.72%

Ratio of total expenses to average net assets	1.20%		1.23	%(f)	1.20%	1.20%	1.22%	1.29%

Ratio of net investment income to average net assets	—	%(e)	0.01	%(f)	0.14%	0.39%	0.15%	0.04%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class I Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.014	0.010	0.006

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.007	0.014	0.010	0.007

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.014)	(0.010)	(0.006)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.014)	(0.010)	(0.007)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.75%	1.42%	1.03%	0.63%

Net assets, end of period (in 000’s)	$1,559,836		$1,361,639		$1,511,106	$1,444,641	$1,052,229	$924,326

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.18%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.20%		0.23	%(f)	0.20%	0.20%	0.22%	0.29%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.73%	1.40%	1.02%	0.57%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Capital Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.010	0.017	0.013	0.003

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.002

Total from investment operations	—	(b)	0.001		0.010	0.017	0.013	0.005

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.010)	(0.017)	(0.013)	(0.004)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	(0.001)		(0.010)	(0.017)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.62%	1.27%	0.88%	0.48%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.18%	0.18%	0.18%	0.33%

Ratio of total expenses to average net assets	0.20%		0.38	%(f)	0.35%	0.35%	0.37%	0.44%

Ratio of net investment income to average net assets	0.03%		0.35	%(f)	0.99%	1.69%	1.31%	0.30%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Service Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.005	0.009	0.005	— (b)

Net realized gain (loss)	—	(b)	—	(b)	(0.001)	— (b)	— (b)	0.002

Total from investment operations	—	(b)	—	(b)	0.004	0.009	0.005	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.004)	(0.009)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.004)	(0.009)	(0.005)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.39%	0.91%	0.53%	0.15%

Net assets, end of period (in 000’s)	$833		$820		$818	$2,102	$836	$841

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.56%	0.68%	0.68%	0.63%

Ratio of total expenses to average net assets	0.70%		0.73	%(f)	0.70%	0.70%	0.72%	0.79%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.45%	0.91%	0.52%	0.04%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Preferred Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.005	0.013	0.009	0.005

Net realized gain	—	(b)	—	(b)	0.002	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.007	0.013	0.009	0.006

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.013)	(0.009)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.013)	(0.009)	(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.66%	1.32%	0.93%	0.53%

Net assets, end of period (in 000’s)	$109		$278		$91	$61	$68	$37

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.26%	0.28%	0.28%	0.28%

Ratio of total expenses to average net assets	0.30%		0.33	%(f)	0.30%	0.30%	0.32%	0.39%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.45%	1.31%	0.93%	0.48%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Select Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.010	0.016	0.009	0.006

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	0.001	— (b)

Total from investment operations	—	(b)	0.001		0.010	0.016	0.010	0.006

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.010)	(0.016)	(0.010)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	(0.001)		(0.010)	(0.016)	(0.010)	(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.72%	1.39%	1.00%	0.60%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$3	$5,401

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.18%	0.18%	0.21%	0.21%

Ratio of total expenses to average net assets	0.20%		0.26	%(f)	0.23%	0.23%	0.25%	0.32%

Ratio of net investment income to average net assets	0.03%		0.35	%(f)	0.97%	1.50%	0.95%	0.62%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Administration Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.012	0.008	0.003

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.006	0.012	0.008	0.004

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)	(0.003)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)	(0.004)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.55%	1.16%	0.78%	0.38%

Net assets, end of period (in 000’s)	$314		$305		$305	$298	$2	$3,575

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.37%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%		0.48	%(f)	0.45%	0.45%	0.47%	0.54%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.55%	1.18%	0.75%	0.30%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Cash Management Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.004	0.010	0.002	— (b)

Net realized gain	—	(b)	—	(b)	0.001	— (b)	0.001	0.001

Total from investment operations	—	(b)	0.001		0.005	0.010	0.003	0.001

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.005)	(0.010)	(0.003)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	(0.001)		(0.005)	(0.010)	(0.003)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.22%	0.61%	0.24%	0.09%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$1	$54

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.66%	0.90%	0.96%	0.77%

Ratio of total expenses to average net assets	0.92%		1.03	%(f)	1.00%	1.00%	1.02%	1.09%

Ratio of net investment income to average net assets	0.03%		0.36	%(f)	0.54%	0.96%	0.24%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Premier Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	0.001		0.007	0.013	0.010	0.004

Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	— (b)	(0.001)

Total from investment operations	—	(b)	0.001		0.008	0.013	0.010	0.003

Distributions to shareholders from net investment income	—	(b)	(0.001)		(0.008)	(0.013)	(0.010)	(0.002)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	(0.001)		(0.008)	(0.013)	(0.010)	(0.003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.49%	1.06%	0.68%	0.29%

Net assets, end of period (in 000’s)	$1		$1		$1	$1	$1	$1

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.43%	0.54%	0.54%	0.47%

Ratio of total expenses to average net assets	0.56%		0.58	%(f)	0.55%	0.55%	0.57%	0.64%

Ratio of net investment income to average net assets	0.03%		0.36	%(f)	0.75%	1.32%	0.95%	0.43%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended November 30, 2021		For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Resource Shares					2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.003	0.008	0.004	— (b)

Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	0.001

Total from investment operations	—	(b)	—	(b)	0.003	0.008	0.004	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.003)	(0.008)	(0.004)	— (b)

Distributions to shareholders from net realized gains	—	(b)	—		—	— (b)	— (b)	(0.001)

Total distributions(c)	—	(b)	—	(b)	(0.003)	(0.008)	(0.004)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.30%	0.76%	0.37%	0.08%

Net assets, end of period (in 000’s)	$1		$2,840		$3,101	$2,206	$2,412	$3,731

Ratio of net expenses to average net assets	0.04%		0.13	%(f)	0.61%	0.83%	0.83%	0.73%

Ratio of total expenses to average net assets	0.85%		0.88	%(f)	0.85%	0.85%	0.87%	0.94%

Ratio of net investment income to average net assets	0.01%		0.01	%(f)	0.29%	0.75%	0.36%	0.02%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

November 30, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class A, Class C, Class I, Service, Administration, Cash Management, and Resource	Diversified
Investor Tax-Exempt Money Market	Class A, Class C, Class I, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, and Resource	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market- based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

31

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long- term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

32

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of November 30, 2021, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets, as set forth below.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares, as set forth below.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of the Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

33

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended November 30, 2021, Goldman Sachs has advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least March 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class A Shares	Class C Shares		Class I Shares	Capital Shares(a)	Service Shares		Preferred Shares(a)	Select Shares(a)	Administration Shares	Cash Management Shares		Premier Shares(a)	Resource Shares
Management Fee	0.16%	0.16%		0.16%	0.16%	0.16%		0.16%	0.16%	0.16%	0.16%		0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.25		N/A	0.15	0.25		0.10	0.03	0.25	0.50		0.35	0.50
Distribution and/or Service (12b-1) Fees	0.25	0.75	(c)	N/A	N/A	0.25	(b)	N/A	N/A	N/A	0.30	(c)	N/A	0.15	(c)
Transfer Agency Fee	0.01	0.01		0.01	0.01	0.01		0.01	0.01	0.01	0.01		0.01	0.01

N/A	– Fees not applicable to respective share class
(a)	Tax-Exempt Money Market Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

34

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

During the fiscal year ended November 30, 2021, GSAM and Goldman Sachs (as applicable) agreed to waive all, or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior period fee waivers and/or expense reimbursements, if any.

For the fiscal year ended November 30, 2021, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$1,029	$130	$1,215	$269	$2,643
Investor Tax-Exempt Money Market	1,900	147	45	267	2,359

For the fiscal year ended November 30, 2021, the net effective management fee rate for each of the Funds was 0.10% for Investor Money Market and 0.03% for Investor Tax-Exempt Money Market.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended November 30, 2021, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$248,900,000	$211,785,000	$—
Investor Tax-Exempt Money Market	883,775,000	587,000,030	—

As of November 30, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Class A Shares	Class C Shares	Class I Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares
Investor Money Market	—	27%	—	—	—	—	—	—	—	—	100%
Investor Tax-Exempt Money Market	—	100%	—	100%	—	—	100%	—	100%	100%	100%

Line of Credit Facility — As of November 30, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

35

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2021

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$605,570	$82,073
Tax-Exempt income	—	86,759
Net long-term capital gains	—	367
Total distributions	$605,570	$169,199

The tax character of distributions paid during the period ended November 30, 2020 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$374,400	$652
Tax-Exempt income	—	21,980
Total distributions	$374,400	$22,632

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$21,449,744	$95,585
Tax-Exempt income	—	11,001,206
Total distributions	$21,449,744	$11,096,791

As of November 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Undistributed Tax Exempt income — net	$—	$7,071
Total undistributed earnings	$—	$7,071
Timing differences (Distribution Payable)	$2,299	$(7,110)
Total accumulated earnings (losses) — net	$2,299	$(39)

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

36

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

5. TAX INFORMATION (continued)

The Investor Money Market Fund reclassed $105,333 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from taxable overdistributions

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily. monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

37

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2021

6. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial Development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

New Accounting Standards — In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Reorganization — At a meeting held on October 12-13, 2021, the Board of Trustees of Goldman Sachs Trust (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund (each, an “Acquired Fund”), each a series of BMO Funds, Inc., will be reorganized with and into Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (each, an “Acquiring Fund”), respectively, each a series of the Trust (collectively, the “Reorganizations”). If approved by shareholders of the Acquired Funds, (1) the Reorganizations are expected to close in mid-February 2022; (2) the applicable Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities; and (3) shareholders of the applicable Acquired Fund will receive shares of a corresponding class of the corresponding Acquiring Fund.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

38

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund

	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Class A Shares
Shares sold	41,570,449	16,805,199	397,334,164
Reinvestment of distributions	54,629	9,354	2,296,684
Shares redeemed	(122,279,052)	(44,988,673)	(319,934,660)
	(80,653,974)	(28,174,120)	79,696,188
Class C Shares
Shares sold	—	—	57,382
Reinvestment of distributions	11	1	60
Shares redeemed	—	(13,651)	(15,154)
	11	(13,650)	42,288
Class I Shares
Shares sold	1,294,131,040	244,513,031	3,317,488,991
Reinvestment of distributions	441,962	322,218	16,633,231
Shares redeemed	(1,421,641,733)	(742,434,339)	(2,626,006,125)
	(127,068,731)	(497,599,090)	708,116,097
Service Shares
Shares sold	72,120,414	14,774,282	152,624,789
Reinvestment of distributions	14,140	2,158	309,238
Shares redeemed	(58,857,258)	(21,051,684)	(127,114,736)
	13,277,296	(6,275,244)	25,819,291
Administration Shares
Shares sold	73,033,218	9,194,711	60,612,773
Reinvestment of distributions	9,895	1,172	298,507
Shares redeemed	(64,161,895)	(11,257,998)	(58,250,110)
	8,881,218	(2,062,115)	2,661,170
Cash Management Shares
Shares sold	175,919,476	18,583,118	92,160,519
Reinvestment of distributions	16,867	1,760	135,668
Shares redeemed	(164,692,622)	(20,781,089)	(61,710,139)
	11,243,721	(2,196,211)	30,586,048
Resource Shares
Shares sold	—	—	—
Reinvestment of distributions	2	—	71
Shares redeemed	—	—	—
	2	—	71

NET INCREASE IN SHARES	(174,320,457)	(536,320,430)	846,921,153

†	The Fund changed its fiscal year end from August 31 to November 30.

39

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2021

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund

	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2020†	For the Fiscal Year Ended August 31, 2020

Class A Shares
Shares sold	3,831,016	517,326	39,422,787
Reinvestment of distributions	1,241	207	76,182
Shares redeemed	(5,859,727)	(6,439,317)	(37,666,872)
	(2,027,470)	(5,921,784)	1,832,097
Class C Shares
Shares sold	—	—	81,993
Reinvestment of distributions	2	—	37
Shares redeemed	(19,478)	—	(62,543)
	(19,476)	—	19,487
Class I Shares
Shares sold	1,722,273,833	406,405,883	2,514,777,537
Reinvestment of distributions	20,281	2,986	1,987,323
Shares redeemed	(1,524,019,337)	(555,953,190)	(2,450,307,364)
	198,274,777	(149,544,321)	66,457,496
Capital Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	6
Shares redeemed	—	—	—
	—	—	6
Service Shares
Shares sold	267,289	44,493	1,562,721
Reinvestment of distributions	62	8	2,073
Shares redeemed	(254,952)	(41,873)	(2,849,099)
	12,399	2,628	(1,284,305)
Preferred Shares
Shares sold	38,340	202,046	1,100,394
Reinvestment of distributions	17	1	1,436
Shares redeemed	(207,295)	(15,536)	(1,071,605)
	(168,938)	186,511	30,225
Select Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	8
Shares redeemed	—	—	—
	—	—	8
Administration Shares
Shares sold	9,365	—	5,100
Reinvestment of distributions	35	5	1,674
Shares redeemed	—	—	(50)
	9,400	5	6,724
Cash Management Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	2
Shares redeemed	—	—	—
	—	—	2
Premier Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	5
Shares redeemed	—	—	—
	—	—	5
Resource Shares
Shares sold	8,320,150	2,261,393	10,494,798
Reinvestment of distributions	287	47	7,257
Shares redeemed	(11,159,056)	(2,522,508)	(9,607,622)
	(2,838,619)	(261,068)	894,433

NET INCREASE (DECREASE) IN SHARES	193,242,073	(155,538,029)	67,956,178

†	The Fund changed its fiscal year end from August 31 to November 30.

40

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2021, the related statements of operations for the year ended November 30, 2021, the statements of changes in net assets for the year ended November 30, 2021, for the period September 1, 2020 through November 30, 2020 and for the year ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2021, the results of each of their operations for the year ended November 30, 2021, the changes in each of their net assets for the year ended November 30, 2021, for the period September 1, 2020 through November 30, 2020 and for the year ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

41

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited)

As a shareholder of Class A Shares, Class C Shares, Class I Shares, Capital Shares, Service Shares, Preferred Shares, Select Shares, Administration Shares, Cash Management Shares, Premier Shares, or Resource Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund				Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*
Class A Shares
Actual	$1,000.00	$1,008.70		$0.60	$1,000.00	$1,003.10		$0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20
Class C Shares
Actual	1,000.00	1,008.70		0.60	1,000.00	1,003.10		0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20
Class I Shares
Actual	1,000.00	1,008.70		0.60	1,000.00	1,003.10		0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20
Capital Shares
Actual	—	—		—	1,000.00	1,003.10		0.20
Hypothetical 5% return	—	—		—	1,000.00	1,024.92	+	0.20
Service Shares
Actual	1,000.00	1,008.70		0.60	1,000.00	1,003.10		0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20
Preferred Shares
Actual	—	—		—	1,000.00	1,003.10		0.20
Hypothetical 5% return	—	—		—	1,000.00	1,024.92	+	0.20
Select Shares
Actual	—	—		—	1,000.00	1,003.10		0.20
Hypothetical 5% return	—	—		—	1,000.00	1,024.92	+	0.20
Administration Shares
Actual	1,000.00	1,008.70		0.60	1,000.00	1,003.10		0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20
Cash Management Shares
Actual	1,000.00	1,008.70		0.60	1,000.00	1,003.10		0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20

42

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended November 30, 2021 (Unaudited) (continued)

	Investor Money Market Fund				Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*	Beginning Account Value 6/1/21	Ending Account Value 11/30/21		Expenses Paid for the 6 months ended 11/30/2021*
Premier Shares
Actual	$—	$—		$—	$1,000.00	$1,003.10		$0.20
Hypothetical 5% return	—	—		—	1,000.00	1,024.92	+	0.20
Resource Shares
Actual	1,000.00	1,008.70		0.60	1,000.00	1,003.10		0.20
Hypothetical 5% return	1,000.00	1,024.67	+	0.61	1,000.00	1,024.92	+	0.20

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Class I Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares
Investor Money Market Fund	0.12%	0.12%	0.12%	—	0.12%	—	—	0.12%	0.12%	—	0.12%

Investor Tax-Exempt Money Market Fund	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that the Funds had operated in a generally challenging yield environment since 2009 and, although yields had improved by early 2020, yields had subsequently decreased to near zero following the market disruptions related to the COVID-19 pandemic

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and related actions by the U.S. Federal Reserve, including two emergency interest rate cuts in March 2020. As a result, although the Investment Adviser was generally able to reduce the amount of fees waived and/or reimbursed through 2019 and early 2020, it has since that time increased the amount of fees waived and/or reimbursed in order to maintain competitive, non-negative yields for the Funds in the current near-zero yield environment. The Trustees acknowledged that the current yield environment poses unique challenges for the broader money market fund industry. The Trustees also acknowledged the uncertainty of the future interest rate environment in the United States, including indications from the U.S. Federal Reserve that it will likely not raise interest rates in the near term due to the continued economic impacts of the COVID-19 pandemic. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees and reimbursed expenses for the Funds, in order to maintain competitive, non-negative yields.    The Trustees also considered that the Funds had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser had reimbursed expenses for the Funds in order to maintain competitive yields. They also acknowledged the growth of the Funds in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021–present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

48

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (25 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

49

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Investor Money Market Funds - Tax Information (Unaudited)

During the year ended November 30, 2021, 96.59% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the fiscal year ended November 30, 2021, 74.46% of the net investment company taxable income distributions paid by the Investor Money Market Fund were designated as either interest-related dividends or short-term capital gain pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended November 30, 2021, the Investor Money Market Fund designates 6.92% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Investor Tax-Exempt Money Market Fund designates $367, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended November 30, 2021.

50

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of November 30, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman Sachs & Co. LLC.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co. LLC by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 264901-OTU-1538704 IMMITEMMAR-22

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,299,514	$4,031,292	Financial Statement audits.
Audit-Related Fees:
• PwC	$360,908	$344,654	Other attest services.
Tax Fees:
• PwC	$0	$54,425	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,906,448	$2,026,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2021 and November 30, 2020 were $360,908 and $399,079, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $14.7 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2021. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 31, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 4, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	February 4, 2022